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   As filed with the Securities and Exchange Commission on September 14, 1999

                         File Nos. 33-9645 and 811-4881

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 58

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 59

                             NORWEST ADVANTAGE FUNDS
            (Formerly "Norwest Funds" and "Prime Value Funds, Inc.")

                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                               Don L. Evans, Esq.
                       Forum Administrative Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                           Anthony C. J. Nuland, Esq.
                              Seward & Kissel, LLP
                               1200 G Street, N.W.
                             Washington, D.C. 20005

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

[ ]  immediately  upon  filing  pursuant  to  Rule  485,  paragraph  (b)
[ ] on_________________  pursuant to Rule 485,  paragraph (b)
[X] 60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ] on _________________ pursuant to Rule 485,  paragraph (a)(1)
[ ] 75 days after filing pursuant to Rule 485,  paragraph(a)(2)
[ ] on _________________ pursuant to Rule 485, paragraph (a)(2)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Plus Fund, Treasury Fund, Municipal Money Market Fund, Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund,

Total Return Bond Fund, Strategic Income Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced Equity Fund, Index Fund, Income Equity Fund, ValuGrowthSM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Cap Opportunities Fund, Small Company Growth Fund, International Fund, Performa Strategic Value Bond Fund, Performa Disciplined Growth Fund, Performa Small Cap Value Fund, Performa Global Growth Fund, Norwest WealthBuilder II Growth Balanced Portfolio, Norwest WealthBuilder II Growth and Income Portfolio and Norwest WealthBuilder II Growth Portfolio.

Ready Cash Investment Fund, Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Growth FundPerforma Strategic Value Bond Fund, Performa Disciplined Growth Fund and Performa Small Cap Value Fund of Registrant are structured as master-feeder funds and this amendment is also executed by Core Trust (Delaware).


                                   PROSPECTUS
                                 October 1, 1999













AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.





The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table Of Contents

                                                                                                                                PAGE
1.       OVERVIEW...........................................................................................................
2.       FINANCIAL HIGHLIGHTS...............................................................................................
3.       GLOSSARY...........................................................................................................
4.       INVESTMENT OBJECTIVES AND POLICIES.................................................................................
         Money Market Funds.................................................................................................
         Fixed Income Funds.................................................................................................
         Tax-Free Fixed Income Funds........................................................................................
         Balanced Funds.....................................................................................................
         Equity Funds.......................................................................................................
         Portfolio Descriptions.............................................................................................
5.       RISK CONSIDERATIONS................................................................................................
6.       COMMON POLICIES....................................................................................................
7.       MANAGEMENT OF THE FUNDS ...........................................................................................
         Investment Advisory Services......................................................................................
         Other Fund Services ...............................................................................................
8.       HOW TO BUY AND SELL SHARES.........................................................................................
         General Purchase Information.......................................................................................
         Purchase Procedures................................................................................................
         General Redemption Information.....................................................................................
         Redemption Procedures..............................................................................................
         Exchanges..........................................................................................................
9.       DISTRIBUTIONS AND TAX MATTERS......................................................................................
         Distributions......................................................................................................
         Tax Matters........................................................................................................

10.      OTHER INFORMATION..................................................................................................
         Determination of Net Asset Value...................................................................................
         Additional Information about the Portfolios........................................................................


Risk/Return Summary

          The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

          In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:

     o Market Risk. This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline or short or longer-term periods.

     o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Fund's investments, particularly those investments in debt or income-producing securities. Increases in interest rates may cause the value of a Fund's investments to decline.

     o Credit Risk. This is the risk that the issuer of a security will be unable to make timely payments of interest or principal or to otherwise honor its obligations.

     o Management Risk. This is the risk that a Fund's manager will make poor choices in selected securities. All actively managed Funds have management risk.

         The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and table provide an indication of the historical risk of an investment in each Fund by showing:

     o changes in the Fund's performance from year to year over 10 years or, if less, the life of a Fund; and

     o how the Fund's average annual returns for one, five and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.

          Another important thing for you to note: You may lose money by investing in a Fund.

Money Market Funds

Cash Investment Fund                                 Treasury Plus Fund
Ready Cash Investment Fund                           Treasury Fund
U.S. Government Fund                                 Municipal Money Market Fund

OBJECTIVES. The investment objectives of the Money Market Funds are high current income to the extent consistent with preservation of capital and liquidity. The Municipal Money Market Fund seeks current income that is exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGY. The Funds are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. Each Fund primarily invests in:

     o Cash Investment Fund and Ready Cash Investment Fund: Money market instruments of U.S. and foreign issuers.
     o U.S. Government Fund: Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
     o Treasury Plus Fund: Securities issued or guaranteed by the U.S. Treasury and repurchase agreements on those obligations.
     o    Treasury Fund: Securities issued or guaranteed by the U.S. Treasury.
     o    Municipal Money Market Fund: Tax-exempt municipal securities.

PRINCIPAL RISKS. The principal risks of investing in the Money Market Funds are interest rate risk and credit risk. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

BAR CHARTS AND PERFORMANCE INFORMATION

The bar charts and performance information provides an indication of the historical risk of an investment in the Funds.

CASH INVESTMENT FUND

                    [EDGAR Representation of Bar Chart]

                                   1989      9.20%
                                   1990      8.18%
                                   1991      6.06%
                                   1992      3.79%
                                   1993      3.18%
                                   1994      3.84%
                                   1995      5.75%
                                   1996      5.21%
                                   1997      5.36%
                                   1998      5.32%

             The calendar year-to-date total return as of June 30, 1999 was 2.32%.

During the periods shown in the chart, the highest quarterly return was 2.37% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.74% (for the quarter ended March 31, 1991).

The following table lists the Fund's average annual total returns as of December 31, 1998.

                                               Cash Investment
Year(s)                                             Fund
1  Year                                             5.32%
5  Year                                             5.09%
10 Year                                             5.57%
Since Inception (10/14/87)                          5.77%

READY CASH INVESTMENT FUND


              [EDGAR Representation of Bar Chart]

                                   1989      8.84%
                                   1990      7.78%
                                   1991      5.75%
                                   1992      3.52%
                                   1993      2.79%
                                   1994      3.49%
                                   1995      5.42%
                                   1996      4.87%
                                   1997      5.02%
                                   1998      4.96%

The calendar year-to-date total return as of June 30, 1999 was 2.14%.

During the periods shown in the chart, the highest quarterly return was 2.29% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.64% (for the quarter ended March 31, 1994).

The following table lists the Fund's average annual total returns as of December 31, 1998.

                                                 Ready Cash
Year(s)                                        Investment Fund
1  Year                                             4.96%
5  Year                                             4.75%
10 Year                                             5.23%
Since Inception (12/20/88)                          5.39%


U.S. GOVERNMENT FUND

                         [EDGAR Representation of Bar Chart]

                                   1989      8.86%
                                   1990      7.87%
                                   1991      5.78%
                                   1992      3.49%
                                   1993      2.98%
                                   1994      3.80%
                                   1995      5.51%
                                   1996      5.01%
                                   1997      5.16%
                                   1998      5.07%



             The calendar year-to-date total return as of June 30, 1999 was 2.22%.

During the periods shown in the chart, the highest quarterly return was 2.27% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.72% (for the quarter ended June 30, 1993).

The following table lists the Fund's average annual total returns as of December 31, 1998.

                                               U.S. Government
Year(s)                                             Fund
1  Year                                             5.07%
5  Year                                             4.91%
10 Year                                             5.34%
Since Inception (11/16/87)                          5.53%


TREASURY FUND

                        [EDGAR Representation of Bar Chart]

                                   1991      5.79%
                                   1992      3.45%
                                   1993      2.78%
                                   1994      3.63%
                                   1995      5.29%
                                   1996      4.83%
                                   1997      4.95%
                                   1998      4.80%

             The calendar year-to-date total return as of June 30, 1999 was 2.10%.

During the periods shown in the chart, the highest quarterly return was 1.60% (for the quarter ended March 31, 1991) and the lowest quarterly return was 0.68% (for the quarter ended March 31, 1994).

The following table lists the Fund's average annual total returns as of December 31, 1998.

                                                  Treasury
Year(s)                                             Fund
1  Year                                             4.80%
5  Year                                             4.70%
Since Inception (12/3/90)                           4.47%


MUNICIPAL MONEY MARKET FUND

                             [EDGAR Representation of Bar Chart]

                                   1989      5.93%
                                   1990      5.48%
                                   1991      4.07%
                                   1992      2.51%
                                   1993      2.07%
                                   1994      2.72%
                                   1995      3.74%
                                   1996      3.28%
                                   1997      3.40%
                                   1998      3.19%

             The calendar year-to-date total return as of June 30, 1999 was 1.37%.

During the periods shown in the chart, the highest quarterly return was 1.58% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.47% (for the quarter ended March 31, 1993).

The following table lists the Fund's average annual total returns as of December 31, 1998.

                                               Municipal Money
Year(s)                                          Market Fund
1  Year                                             2.99%
5  Year                                             3.06%
10 Year                                             3.52%
Since Inception (1/7/88)                            3.64%



Fixed Income Funds

STABLE INCOME FUND

OBJECTIVE. The investment objective of the Fund is to maintain safety of principal while providing low volatility total return.

PRINCIPAL INVESTMENT STRATEGY. The Fund invests in a diversified portfolio of, primarily, short-term investment grade securities. The Fund invests in fixed and variable rate U.S, dollar-denominated debt securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government securities. The Fund's investments may include mortgage-related and asset-backed securities. The Fund seeks to maintain average dollar-weighted maturity of between 2 and 5 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                    [EDGAR Representation of Bar Chart]

                                   1995      7.931%
                                   1996      5.46%
                                   1997      6.46%
                                   1998      5.77%

             The calendar year-to-date total return as of June 30, 1999 was 1.56%.

During the periods shown in the chart, the highest quarterly return was 2.24% (for the quarter ended June 30, 1995) and the lowest quarterly return was 0.79% (for the quarter ended December 31, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Merrill Lynch 1-Year U.S. Treasury Bill Index.

                           Stable                            Merrill Lynch
Year(s)                 Income Fund              1 Year U.S. Treasury Bill Index
1  Year                    5.77%                                5.89%
Since Inception (11/9/94)    6.35%                              5.93%(1)

(1)      For the period 10/31/94 - 12/31/98.

The Merrill Lynch 1-Year U.S. Treasury Bill Index is ____________________.

LIMITED TERM GOVERNMENT INCOME FUND

OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government securities.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its total assets in fixed and variable rate U.S. Government securities and may invest up to 35% of its total assets in debt securities that are not U.S. Government securities. The Fund's investments include mortgage-backed and asset-backed securities. In selecting investments, the Fund emphasizes the use of short maturity securities to lessen interest rate risk and uses mortgage-backed securities to enhance yield. The Fund seeks to maintain average dollar-weighted maturity of between 1 and 5 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.


                                 [EDGAR Representation of Bar Chart]

                                   1998      7.68%

             The calendar year-to-date total return as of June 30, 1999 was -0.59%.

During the periods shown in the chart, the highest quarterly return was 4.37% (for the quarter ended September 30, 1998) and the lowest quarterly return was 0.16% (for the quarter ended December 31, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Merrill Lynch 1 to 3 Year Government Index.

                   Limited Term Government             Merrill Lynch 1 to 3 Year
Year(s)                  Income Fund                       Government Index
1  Year                    7.68%                                6.97%
Since Inception (10/1/97)  7.79%                              5.75%(1)

(1)      For the period 9/30/97 - 12/31/98.

The Merrill Lynch 1 to 3 Year Government Index is _____________________.

INTERMEDIATE GOVERNMENT INCOME FUND

OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government securities.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its total assets in fixed and variable rate U.S. Government securities and may invest up to 35% of its total assets in debt securities that are not U.S. Government obligations. The Fund's investments include mortgage-backed and asset-backed securities. In selecting investments, the Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk and uses mortgage-backed securities to enhance yield. The Fund seeks to maintain average dollar-weighted maturity of between 3 to 10 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.


                          [EDGAR Representation of Bar Chart]

                                   1989      9.72%
                                   1990      8.78%
                                   1991     14.00%
                                   1992      6.00%
                                   1993      8.96%
                                   1994     -6.16%
                                   1995     13.75%
                                   1996      3.13%
                                   1997      8.82%
                                   1998      9.55%

             The calendar year-to-date total return as of June 30, 1999 was -2.62%.

During the periods shown in the chart, the highest quarterly return was 6.00% (for the quarter ended September 30, 1998) and the lowest quarterly return was -3.73% (for the quarter ended June 30, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government Index.

             Intermediate Government        Lehman Intermediate Government Index
Year(s)           Income Fund
1  Year               9.55%                                8.47%
5  Year               5.59%                                7.15%
10 Year               7.51%                                8.69%
Since Inception
(12/31/82)            7.91%                               7.81%(1)

(1)      For the period 4/30/86 - 12/31/98.

The Lehman Intermediate Government Index is __________________.

DIVERSIFIED BOND FUND

OBJECTIVE. The investment objective of the Fund is to provide total return by diversifying its investments among different fixed-income styles.

PRINCIPAL INVESTMENT STRATEGY. The Fund uses a "multi-style" approach to reduce the price and return volatility of the Fund and to provide returns that are more consistent. The Fund allocates its investments among 3 different fixed-income styles, including an intermediate term style, a value style, and a balanced total return style.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in different investment styles have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the others.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.


                            [EDGAR Representation of Bar Chart]

                                   1989     11.13%
                                   1990      8.23%
                                   1991     11.60%
                                   1992      7.25%
                                   1993      6.54%
                                   1994     -2.04%
                                   1995     12.96%
                                   1996      3.44%
                                   1997     10.23%
                                   1998      9.10%

             The calendar year-to-date total return as of June 30, 1999 was -1.88%.

During the periods shown in the chart, the highest quarterly return was 5.30% (for the quarter ended September 30, 1998) and the lowest quarterly return was -1.94% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government/Corporate Index.

                        Diversified                      Lehman Intermediate
Year(s)                  Bond Fund                    Government/Corporate Index
1  Year                     9.10%                                8.42%
5  Year                     6.55%                                6.59%
10 Year                     7.73%                                8.51%
Since Inception (12/31/82)  8.60%                               7.71%(1)

(1)      For the period 4/30/86 - 12/31/98.

The     Lehman     Intermediate      Government/Corporate     Index     is     a
________________________.

INCOME FUND

OBJECTIVE. The investment objective of the Fund is to provide total return consistent with current income.

PRINCIPAL INVESTMENT STRATEGY. The Fund invests in a diversified portfolio of fixed and variable rate debt securities issued by domestic and foreign issuers. The Fund's investments include corporate, mortgage-backed, asset-backed, and U.S. Government debt securities primarily of investment grade quality or better. In selecting investments, the Fund applies fundamental economic, credit, and market analysis to increase portfolio performance. The Fund seeks to maintain an average dollar-weighted portfolio maturity between 3 and 15 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                           [EDGAR Representation of Bar Chart]

                                   1989      9.73%
                                   1990      9.20%
                                   1991     18.87%
                                   1992      7.96%
                                   1993      8.77%
                                   1994     -7.02%
                                   1995     17.35%
                                   1996      1.91%
                                   1997     10.26%
                                   1998      8.98%

             The calendar year-to-date total return as of June 30, 1999 was -3.53%.

During the periods shown in the chart, the highest quarterly return was 6.21% (for the quarter ended September 30, 1991) and the lowest quarterly return was -3.30% (for the quarter ended June 30, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government/Corporate Index.

                                                       Lehman Intermediate
Year(s)                 Income Fund                  Government/Corporate Index
1  Year                    8.98%                               8.42%
5  Year                    5.97%                               6.59%
10 Year                    8.37%                               8.51%
Since Inception (6/9/87)   8.19%                              7.95%(1)

(1)      For the period 5/31/87 - 12/31/98.

The Lehman Intermediate Government/Corporate Index is _______________________.

TOTAL RETURN BOND FUND

OBJECTIVE.  The investment objective of the Fund is to seek total return.

PRINCIPAL  INVESTMENT  STRATEGY.  The  Fund  invests  in a broad  range of fixed fixed-income securities to create a strategically diversified portfolio of fixed-income investments. The Fund's investments include corporate, mortgage-backed, asset-backed, and U.S. Government debt securities, preferred stock, convertible bonds, and foreign bonds. In selecting investments, the Fund focuses on relative value as opposed predicting the direction of interest rates. The Fund uses fundamental economic, credit, and market analysis to identify the best relative economic value. The Fund seeks to maintain an average dollar-weighted portfolio maturity between 5 and 15 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                           [EDGAR Representation of Bar Chart]

                                   1994     -0.65%
                                   1995     13.80%
                                   1996      2.90%
                                   1997      8.91%
                                   1998      7.11%

             The calendar year-to-date total return as of June 30, 1999 was -1.62%.

During the periods shown in the chart, the highest quarterly return was 4.65% (for the quarter ended June 30, 1995) and the lowest quarterly return was -1.40% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government/Corporate Index.

                        Total Return                    Lehman Intermediate
Year(s)                   Bond Fund                   Government/Corporate Index
1  Year                     7.11%                               8.42%
5  Year                     6.30%                               6.59%
Since Inception (12/31/93)  5.29%                              5.94%(1)

(1)      For the period 11/30/93 - 12/31/98.

The Lehman Intermediate Government/Corporate Index is ________________________.

STRATEGIC INCOME FUND

OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversified investments in stocks, bonds, and other fixed-income investments.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund emphasizes safety of principal and invests 70% to 90% of its assets in fixed income investments and 10%-30% of its assets in equity investments. For the fixed-income portion of its portfolio, the Fund uses multiple fixed income investment styles intended to reduce the price and return volatility of, and provide more consistent returns. The Fund uses a similar approach for the equity portion of the portfolio blending multiple equity investment styles. This approach is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset classes is performing more poorly than others.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.



                                [EDGAR Representation of Bar Chart]

                                   1990      5.70%
                                   1991     16.90%
                                   1992      6.05%
                                   1993      7.77%
                                   1994      0.49%
                                   1995     15.11%
                                   1996      7.99%
                                   1997     13.23%
                                   1998     12.44%

             The calendar year-to-date total return as of June 30, 1999 was 2.18%.

During the periods shown in the chart, the highest quarterly return was 12.44% (for the quarter ended June 30, 1997) and the lowest quarterly return was -3.01% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Standard & Poor's 500 Index ("S&P 500 Index").

                                 Strategic                            S&P 500
Year(s)                         Income Fund                            Index
1  Year                            12.44%                              28.58%
5  Year                             9.72%                               24.03%
Since Inception (4/30/89)           9.71%                               18.34%

The S&P 500 Index is a widely recognized index of common stock. The Standard & Poor's 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

LIMITED TERM TAX-FREE FUND

OBJECTIVE. The Fund's investment objective is to produce current income exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all its assets in investment grade municipal securities. The Fund invests at least 80% of its total assets in securities paying interest exempt from federal income taxes. The Fund invests primarily in securities paying interest exempt from the Alternative Minimum Tax or AMT. The Fund seeks to maintain an average dollar-weighted portfolio maturity of between 1 and 5 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                           [EDGAR Representation of Bar Chart]

                                   1997      6.58%
                                   1998      5.28%

             The calendar year-to-date total return as of June 30, 1999 was -0.51%.

During the periods shown in the chart, the highest quarterly return was 2.27% (for the quarter ended September 30, 1998) and the lowest quarterly return was 0.49% (for the quarter ended March 31, 1997).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman 3-Year Municipal Bond Index.

                             Limited Term             Lehman 3-Year Municipal
Year(s)                     Tax-Free Fund                   Bond Index
1  Year                          5.28%                         5.20%
Since Inception (10/1/96)        7.63%                         5.14%(1)

(1)      For the period 9/30/96 - 12/31/98.

The Lehman 3-Year Municipal Bond Index is ____________________________

TAX-FREE INCOME FUND

OBJECTIVE. The Fund's investment objective is to produce current income exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in investment grade municipal securities. The Fund normally invests at least 80% of its total assets in municipal securities paying interest exempt from federal income taxes, including AMT. The Fund seeks to maintain an average dollar-weighted portfolio maturity of between 10 and 20 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.


                           [EDGAR Representation of Bar Chart]

                                   1990      5.88%
                                   1991      9.41%
                                   1992      7.33%
                                   1993      9.59%
                                   1994     -4.85%
                                   1995     16.74%
                                   1996      4.74%
                                   1997     10.26%
                                   1998      6.54%

             The calendar year-to-date total return as of June 30, 1999 was -1.88%.

During the periods shown in the chart, the highest quarterly return was 5.85% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.59% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Index.

                             Tax-Free                    Lehman Brothers 10-Year
Year(s)                    Income Fund                       Municipal Index
1  Year                       6.54%                               6.76%
5  Year                       6.45%                               6.63%
Since Inception (8/1/89)      7.07%                              7.96%(1)

(1)      For the period 7/31/89 - 12/31/98.

The Lehman Brothers 10-Year Municipal Index is a ______________________________.

COLORADO TAX-FREE FUND

OBJECTIVE. The Fund's investment objective is to provide shareholders with a high level of current income exempt from both federal (including the AMT) and Colorado state income taxes consistent with the preservation of capital. The Fund offers shares only to residents of Colorado.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all its assets in investment grade municipal securities issued by (1) the state of Colorado and its subdivisions, authorities, instrumentalities, and corporations, and (2) territories and possessions of the United States. The Fund invests at least 80% of its total assets in municipal securities paying interest exempt from both federal (including the AMT) and Colorado state income taxes. Normally, the Fund expects to have an average dollar-weighted portfolio maturity of greater than 10 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Because the Fund invests a large portion of its assets in a particular state's municipal securities, it is more vulnerable to events adversely affecting that state, including economic, political, or regulatory occurrences.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.


                         [EDGAR Representation of Bar Chart]

                                   1994     -5.93%
                                   1995     16.99%
                                   1996      4.88%
                                   1997     10.29%
                                   1998     1 6.14%

             The calendar year-to-date total return as of June 30, 1999 was -2.17%.

During the periods shown in the chart, the highest quarterly return was 5.75% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.39% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Index.

                        Colorado               Lehman Brothers 10-Year Municipal
Year(s)               Tax-Free Fund                           Index
1  Year                    6.14%                               6.76%
5  Year                    6.21%                               6.63%
Since Inception (6/1/93)   6.75%                              6.74%(1)

(1)      For the period 5/31/93 - 12/31/98.

The Lehman Brothers 10-Year Municipal Index is a ___________________________.

MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND

OBJECTIVE. The investment objective of the Funds is to provide shareholders with a high level of current income exempt from both federal (including the AMT) and Minnesota state income taxes without assuming undue risk. The Funds offers shares only to residents of Minnesota.

PRINCIPAL INVESTMENT STRATEGIES. The Funds normally invest substantially all (and always at least 80% of) their assets in investment grade municipal securities issued by (1) the state of Minnesota and its subdivisions, authorities, instrumentalities, and corporations and (2) territories and possessions of the United States. The Funds invest at least 80% of its total assets in securities paying interest exempt from both federal and Minnesota State income taxes (including the AMT). The Minnesota Intermediate Tax-Free Fund seeks to maintain an average dollar-weighted maturity of between 5 and 10 years. Normally, the Minnesota Tax-Free Fund expects to have an average dollar-weighted portfolio maturity of greater than 10 years.

PRINCIPAL RISKS. The principal risks of investing in the Funds are interest rate risk and credit risk. The Funds' investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Funds' investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Because the Funds invest a large portion of their assets in a particular state's municipal securities, it is more vulnerable to events adversely affecting that state, including economic, political, or regulatory occurrences.

Bar Charts and Performance Information

The bar charts and performance information provide an indication of the historical risk of an investment in the Funds.

MINNESOTA INTERMEDIATE TAX-FREE FUND


                           [EDGAR Representation of Bar Chart]

                                   1989     -0.82%
                                   1990      9.25%
                                   1991      6.67%
                                   1992      8.80%
                                   1993      7.31%
                                   1994      9.07%
                                   1995     -3.09%
                                   1996     13.34%
                                   1997      3.80%
                                   1998      7.60%

             The calendar year-to-date total return as of June 30, 1999 was -0.82%.

During the periods shown in the chart, the highest quarterly return was 5.19% (for the quarter ended March 31, 1995) and the lowest quarterly return was -3.15% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Bond Index.

                           Minnesota Intermediate        Lehman Brothers 10-Year
Year(s)                       Tax-Free Fund                Municipal Bond Index
1  Year                          5.59%                               6.48%
5  Year                          5.31%                               6.22%
10 Year                          6.75%                               8.21%
Since Inception (9/30/76)        6.30%                                N/A

The Lehman Brothers 10-Year Municipal Bond Index is a _________________________.

MINNESOTA TAX-FREE FUND

                         [EDGAR Representation of Bar Chart]

                                   1989     -1.45%
                                   1990      9.37%
                                   1991      6.35%
                                   1992      8.53%
                                   1993      7.55%
                                   1994     11.23%
                                   1995     -5.91%
                                   1996     17.09%
                                   1997      3.78%
                                   1998      9.16%

             The calendar year-to-date total return as of June 30, 1999 was -1.45%.

During the periods shown in the chart, the highest quarterly return was 6.73% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.48% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Bond Index.

                       Minnesota               Lehman Brothers 10-Year Municipal
Year(s)              Tax-Free Fund                         Bond Index
1  Year                    6.22%                               6.76%
5  Year                    5.80%                               6.63%
10 Year                    7.19%                                N/A
Since Inception (1/12/88)  7.01%                              8.22%(1)

(1)      For the period 12/31/87 - 12/31/98.

The Lehman Brothers 10-Year Municipal Bond Index is a _________________________.

THE BALANCED FUNDS

MODERATE BALANCED FUND

OBJECTIVE. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds, and other fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is designed for investors seeking roughly equivalent exposures to fixed income securities and equity securities. The Fund's portfolio is more evenly balanced between fixed income and equity securities than the other balanced funds. The Fund invests in several different equity and fixed income investment styles. This allocation is intended to reduce the risk of relying on a single equity or fixed income investment style.

PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Funds.


                            [EDGAR Representation of Bar Chart]

                                   1990      4.30%
                                   1991     20.81%
                                   1992      6.03%
                                   1993      8.86%
                                   1994     42.00%
                                   1995     18.36%
                                   1996     10.11%
                                   1997     16.00%
                                   1998     16.74%

             The calendar year-to-date total return as of June 30, 1999 was 4.63%.

During the periods shown in the chart, the highest quarterly return was 10.19% (for the quarter ended December 31, 1998) and the lowest quarterly return was -5.70% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.

                                   Moderate                            S&P 500
Year(s)                         Balanced Fund                           Index
1  Year                             16.74%                              28.58%
5  Year                             12.13%                              24.03%
Since Inception (4/30/89)           11.61%                              18.34%

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

GROWTH BALANCED FUND

OBJECTIVE. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund invests the equity portion of its portfolio in several different equity investment styles including an index style, an income equity style, a large company style, a diversified small cap style, and an international style. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

The Fund invests the fixed income-portion of its portfolio in several different fixed-income investment styles. The blending of these multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income-portion of the Fund's investments.

PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund may invest in small-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.



                            [EDGAR Representation of Bar Chart]

                                   1990      1.95%
                                   1991     27.91%
                                   1992      5.58%
                                   1993     10.26%
                                   1994     -0.14%
                                   1995     23.25%
                                   1996     14.25%
                                   1997     20.77%
                                   1998     22.45%

             The calendar year-to-date total return as of June 30, 1999 was 7.37%.

During the periods shown in the chart, the highest quarterly return was 16.86% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.02% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.

                                   Growth                             S&P 500
Year(s)                         Balanced Fund                           Index
1  Year                             22.45%                              28.58%
5  Year                             15.77%                              24.03%
Since Inception (4/30/89)           13.91%                              18.34%

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

AGGRESSIVE BALANCED-EQUITY FUND

OBJECTIVE. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. In relation to other balanced funds, the Fund emphasizes its positions in equity securities. The Fund invests the equity portion of its portfolio in several different equity investment styles including an index style, an income equity style, a large company style, a diversified small cap style, and an international style. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

The Fund invests the fixed income-portion of its portfolio in several different fixed-income investment styles. The blending of these multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income-portion of the Fund's investments.

PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund may invest in small-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. To the extent the Fund invests in small capitalization companies, its returns may be more volatile and differ, sometimes significantly, from the overall U.S. market.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.



                           [EDGAR Representation of Bar Chart]

                                   1998      24.21%

             The calendar year-to-date total return as of June 30, 1999 was 9.41%.

During the periods shown in the chart, the highest quarterly return was 20.01% (for the quarter ended December 31, 1998) and the lowest quarterly return was -8.89% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.

                           Aggressive Balanced-                        S&P 500
Year(s)                         Equity Fund                             Index
1  Year                            24.21%                               28.58%
Since Inception (12/2/97)          22.39%                              24.73%(1)

(1)      For the period 11/30/97 - 12/31/98.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

THE EQUITY FUNDS

INDEX FUND

OBJECTIVE. The Fund's investment objective is to replicate the return of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is designed to replicate the return of the S&P 500 Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Fund holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

PRINCIPAL RISKS.  The principal risk of investing in the Fund is market risk.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.



                          [EDGAR Representation of Bar Chart]

                                   1989     30.47%
                                   1990     -3.70%
                                   1991     30.00%
                                   1992      7.77%
                                   1993      8.95%
                                   1994      1.11%
                                   1995     36.00%
                                   1996     22.26%
                                   1997     33.18%
                                   1998     28.33%
             The calendar year-to-date total return as of June 30, 1999 was 12.04%.

During the periods shown in the chart, the highest quarterly return was 21.32% (for the quarter ended December 31, 1998) and the lowest quarterly return was -13.86% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.

                                  Index                              S&P 500
Year(s)                            Fund                               Index
1  Year                           28.33%                              28.58%
5  Year                           23.50%                              24.03%
10 Year                           18.61%                              19.18%
Since Inception (1/30/87)         16.04%                            16.61%(1)

(1)      For the period 1/31/87 - 12/31/98.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

INCOME EQUITY FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation consistent with above-average dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations. The Fund primarily emphasizes investments in securities of companies with above-average dividend income. The Fund also may invest in foreign securities.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                            [EDGAR Representation of Bar Chart]

                                   1990      1.30%
                                   1991     28.76%
                                   1992      5.51%
                                   1993      7.63%
                                   1994      4.64%
                                   1995     38.43%
                                   1996     20.25%
                                   1997     28.04%
                                   1998     17.85%

             The calendar year-to-date total return as of June 30, 1999 was 13.40%.

During the periods shown in the chart, the highest quarterly return was 15.68% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.74% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index

                                    Income                             S&P 500
Year(s)                          Equity Fund                            Index
1  Year                             17.85%                              28.58%
5  Year                             21.32%                              24.03%
Since Inception (3/31/89)           17.21%                            18.86%(1)

(1)      For the period 2/28/89 - 12/31/98.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

VALUGROWTH STOCK FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in medium- and large-capitalization companies that, in the view of the Adviser, possess above average growth characteristics, and appear to be undervalued. The Adviser considers medium-capitalization companies to be those whose market capitalization is in the range of $500 million to $8 billion. The Adviser considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

In selecting investments, the Fund seeks to identify and invest in those companies with earnings and dividends that the Adviser believes will grow faster than both inflation and the economy in general. The Fund invests in companies with growth potential that, in the opinion of its Adviser, have not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Adviser relies primarily on a company-by-company analysis, rather than on a broader analysis of industry or economic sector trends.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. To the extent that the Fund may invest in medium-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. There also is a risk of using a value strategy because the stocks in which the Fund invests may remain undervalued during a given period or decline in price. This may occur because larger stocks or investments based on large-stock indices are more appealing to investors or because value stocks as a category lose favor with investors compared to growth stocks.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                     [EDGAR Representation of Bar Chart]

                                   1989     26.86%
                                   1990     -1.25%
                                   1991     36.89%
                                   1992      9.65%
                                   1993      6.36%
                                   1994     -4.13%
                                   1995     23.75%
                                   1996     20.52%
                                   1997     22.59%
                                   1998      9.46%

The  calendar  year-to-date total return as of June 30, 1999 was 8.02%.

During the periods shown in the chart, the highest quarterly return was 17.73% (for the quarter ended December 31, 1998) and the lowest quarterly return was -17.70% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.

                                   ValuGrowth                           S&P 500
Year(s)                            Stock Fund                            Index
1  Year                              9.46%                               28.58%
5  Year                             13.92%                              24.03%
10 Year                             14.39%                              19.18%
Since Inception (1/8/88)            13.43%                            18.84%(1)

(1)      For the period 12/31/87 - 12/31/98.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

DIVERSIFIED EQUITY FUND

OBJECTIVE.  The Fund's  investment  objective  is to provide  long-term  capital
appreciation   with  moderate  annual  return  volatility  by  diversifying  its investments among different equity investment styles.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in a single investment style. The Fund's investments combine 5 different equity investment styles - an index style, an income equity style, a large company style, a diversified small cap style, and an international style.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund invests in small-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [EDGAR Representation of Bar Chart]

                                   1989     28.35%
                                   1990     -1.25%
                                   1991     37.40%
                                   1992      4.74%
                                   1993     12.14%
                                   1994      0.83%
                                   1995     30.94%
                                   1996     20.43%
                                   1997     25.72%
                                   1998     22.35%

             The calendar year-to-date total return as of June 30, 1999 was 11.38%.

During the periods shown in the chart, the highest quarterly return was 19.88% (for the quarter ended December 31, 1998) and the lowest quarterly return was -15.86% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.

                                 Diversified                           S&P 500
Year(s)                          Equity Fund                            Index
1  Year                             22.35%                              28.58%
5  Year                             19.59%                              24.03%
10 Year                             17.47%                              19.18%
Since Inception (12/31/88)          17.47%                              19.06%

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

GROWTH EQUITY FUND

OBJECTIVE. The Fund's investment objective is to provide a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. The Fund's investments combine 3 different equity styles - a large company growth style, a diversified small cap style, and an international style.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. There also is the risk of using a growth strategy because the stocks in which the Fund invests may not achieve the anticipated growth during a given period or decline in price. This may occur if growth stocks as a category lose favor with investors compared to value stocks. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund may invest in small-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.



                             [EDGAR Representation of Bar Chart]

                                   1990     -1.36%
                                   1991     46.72%
                                   1992      5.06%
                                   1993     19.75%
                                   1994     -1.38%
                                   1995     24.87%
                                   1996     18.78%
                                   1997     20.09%
                                   1998     16.50%

             The calendar year-to-date total return as of June 30, 1999 was 9.30%.

During the periods shown in the chart, the highest quarterly return was 20.28% (for the quarter ended March 31, 1991) and the lowest quarterly return was -20.14% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.

                                   Growth                             S&P 500
Year(s)                         Equity Fund                            Index
1  Year                            16.50%                              28.58%
5  Year                            15.40%                              24.03%
Since Inception (4/30/89)          16.16%                              18.34%

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

LARGE COMPANY GROWTH FUND

Objective. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Adviser believes have superior growth potential.

Principal Investment Strategies. The Fund invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. For the purposes of the Fund's investments, large companies are those with market capitalization greater than the median of the Russell 1000 Index or approximately $3.7 billion. In selecting securities, the Fund seeks companies whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and support internal earnings growth capability.

Principal Risks.  The principal risk of investing in the Fund is market risk.

Bar Chart and Performance Information

     The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                    [EDGAR Representation of Bar Chart]

                                   1989     27.05%
                                   1990      3.43%
                                   1991     67.04%
                                   1992      1.85%
                                   1993     -0.36%
                                   1994     -1.07%
                                   1995     29.24%
                                   1996     25.11%
                                   1997     33.35%
                                   1998     48.01%

     The calendar year-to-date total return as of June 30, 1999 was 16.12%.

During the periods shown in the chart, the highest quarterly return was 31.64% (for the quarter ended December 31, 1998) and the lowest quarterly return was -17.49% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.

                              Large Company                          S&P 500
Year(s)                        Growth Fund                            Index
1  Year                           48.01%                              28.58%
5  Year                           25.85%                              24.03%
10 Year                           21.54%                              19.18%
Since Inception (12/31/82)        17.49%                            17.15%(1)

(1)      For the period 4/30/86 - 12/31/98.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

DIVERSIFIED SMALL CAP FUND

Objective.  The Fund's  investment  objective  is to provide  long-term  capital
appreciation   with  moderate  annual  return  volatility  by  diversifying  its investments across different small capitalization equity investment styles.

Principal Investment Strategies. The Fund uses in a "multi-style" approach and invests in small-cap equity securities. The Fund invests in several different small-cap equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style.

Principal Risks. The principal risk of investing in the Fund is market risk. Because the Fund invests in small-cap companies, it also has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one small-cap investment style is performing more poorly than the others.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                        [EDGAR Representation of Bar Chart]

                                   1998      -8.60%

             The calendar year-to-date total return as of June 30, 1999 was 3.94%.

During the periods shown in the chart, the highest quarterly return was 14.68% (for the quarter ended December 31, 1998) and the lowest quarterly return was --23.73% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Value Index.

                          Diversified Small                      Russell 2000
Year(s)                       Cap Fund                            Value Index
1  Year                        -8.60%                                  %
Since Inception (12/31/97)     -8.60%                              -1.17%(1)

(1)      For the period 11/30/97 - 12/31/98.

The Russell 2000 Value Index is comprised of securities in The Russell 2000 Index with less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios.

SMALL COMPANY STOCK FUND

OBJECTIVE.   The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in the common stock of small and medium-size domestic companies that have market capitalizations well below that of the average company in the S&P 500 Index. For the purposes of its investments, small companies are those with market capitalizations of less than the largest stock in the Russell 2000 Index or approximately $1.4 billion. Medium companies are those with market capitalizations ranging from $500 million to $8 billion. In selecting securities, the Fund seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Fund also may invest in foreign securities.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund investments in small- and medium-capitalization companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [EDGAR Representation of Bar Chart]

                                   1994      2.74%
                                   1995     19.41%
                                   1996     25.98%
                                   1997      9.38%
                                   1998    -17.07%

             The calendar year-to-date total return as of June 30, 1999 was -5.07%.

During the periods shown in the chart, the highest quarterly return was 18.84% (for the quarter ended June 30, 1997) and the lowest quarterly return was -30.09% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.

                              Small Company                        Russell 2000
Year(s)                         Stock Fund                            Index
1  Year                          -17.07%                              -2.24%
5  Year                            6.99%                               11.46%
Since Inception (12/31/93)         6.99%                             11.92%(1)

(1)      For the period 11/30/93 - 12/31/98.

The Russell 2000 Index is a capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization), in the Russell 3000 Index. Representing approximately 10% of The Russell 3000 total market cap, this is a small cap index.

SMALL CAP OPPORTUNITIES FUND

OBJECTIVE. The Fund's investment objective is to provide capital appreciation. Current income will be incidental to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less. In selecting securities, the Fund seeks to identify securities of companies that it believes can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund investments in small-cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [EDGAR Representation of Bar Chart]

                                   1994      4.45%
                                   1995     49.08%
                                   1996     22.63%
                                   1997     27.42%
                                   1998     -9.36%

             The calendar year-to-date total return as of June 30, 1999 was 7.90%.

During the periods shown in the chart, the highest quarterly return was 18.65% (for the quarter ended June 30, 1997) and the lowest quarterly return was -23.27% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.

                                Small Cap                          Russell 2000
Year(s)                     Opportunities Fund                        Index
1  Year                           -9.36%                              -2.24%
5  Year                           17.14%                              11.46%
Since Inception (8/1/93)          18.17%                            12.30%(1)

(1)      For the period 7/31/93 - 12/31/98.

The Russell 2000 Index is a capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization), in the Russell 3000 Index. Representing approximately 10% of The Russell 3000 total market cap, this is a small cap index.

SMALL COMPANY GROWTH FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between share price and takeover/asset value. Small companies are those with market capitalizations of less than the largest stock in the Russell 2000 Index or approximately $1.4 billion.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund's investments in small- cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. There also is a risk of using a growth strategy because the stocks in which the Fund invests may not achieve the anticipated during a given period or decline in price. This may occur growth stocks as a category lose favor with investors compared to value stocks.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [EDGAR Representation of Bar Chart]

                                   1989     32.05%
                                   1990      2.75%
                                   1991     72.43%
                                   1992     17.02%
                                   1993     22.14%
                                   1994     -3.44%
                                   1995     39.48%
                                   1996     19.82%
                                   1997     22.16%
                                   1998     -9.11%

             The calendar year-to-date total return as of June 30, 1999 was 8.52%.

During the periods shown in the chart, the highest quarterly return was 30.61% (for the quarter ended March 31, 1991) and the lowest quarterly return was -24.63% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.

                               Small Company                        Russell 2000
Year(s)                         Growth Fund                            Index
1  Year                           -9.11%                              -2.24%
5  Year                           12.37%                              11.46%
10 Year                           19.61%                              11.79%
Since Inception (12/31/82)        16.57%                             9.13%(1)

(1)      For the period 4/30/86 - 12/31/98.

The Russell 2000 Index is a capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization), in the Russell 3000 Index. Representing approximately 10% of The Russell 3000 total market cap, this is a small cap index.

INTERNATIONAL FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in international securities. The Fund's investment portfolio utilizes two different investment styles - an international equity investment style and an international emerging markets investment style. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

PRINCIPAL RISKS. The principal risks of investing in the Fund is market risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. In addition, the Fund's investments in emerging markets may have additional foreign risk because securities markets and legal systems in emerging markets may not be well developed, information about companies in these markets may not be readily available, and prices of stocks may be more volatile. To the extent that the Fund invests in small-cap companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources.
Also, the market for the sale of small-cap stocks may be less liquid.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [EDGAR Representation of Bar Chart]

                                   1989     22.57%
                                   1990    -11.27%
                                   1991      4.72%
                                   1992     -4.05%
                                   1993     45.24%
                                   1994      0.74%
                                   1995     11.79%
                                   1996      9.63%
                                   1997      3.06%
                                   1998     12.60%

             The calendar year-to-date total return as of June 30, 1999 was 6.12%.

During the periods shown in the chart, the highest quarterly return was 18.00% (for the quarter ended September 30, 1989) and the lowest quarterly return was -19.69% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the MSCI EAFE Index.

                                International                         MSCI EAFE
Year(s)                              Fund                               Index
1  Year                             12.60%                              20.00%
5  Year                              7.46%                               9.14%
10 Year                              8.56%                               5.51%
Since Inception (7/15/87)            7.87%                              5.98%(1)

(1)      For the period 5/31/87 - 12/31/98.

The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia, Asia, and the Far East Index) is a market-weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends net of non-recoverable withholding tax. Companies included in the index replicate the industry composition of each local market and, in addition, represent a sampling of large, medium and small capitalization companies from each local market, taking into account the stocks' liquidity. The index is unmanaged and is not available for investment.

FEES and EXPENSES OF THE FUNDS

The following table describes the fees and expenses that you will pay if you invest in a Fund. There are no transaction charges for purchasing, redeeming, or exchanging shares. The Funds do not have distribution expenses.

ANNUAL FUND OPERATING EXPENSES (1)
(expenses that are deducted from Fund assets)



                                                        Investment                  Total Annual
                                                         Advisory       Other      Fund Operating
                                                           Fees      Expenses(2)     Expenses(3)

         Money Market Funds
         Cash Investment Fund                                 0.23%         0.33%             0.56%
         Ready Cash Investment Fund (Investor Shares)         0.33%         0.49%             0.82%
         U.S. Government Fund                                 0.13%         0.39%             0.52%
         Treasury Plus Fund                                   0.20%         0.64%             0.84%
         Treasury Fund                                        0.14%         0.39%             0.53%
         Municipal Money Market Fund
              Institutional Shares                            0.33%         0.24%             0.57%
              Investor Shares                                 0.33%         0.53%             0.86%

         Fixed Income Funds (I Shares)
         Stable Income Fund                                   0.30%         0.46%             0.76%
         Limited Term Government Income Fund                  0.33%         0.48%             0.81%
         Intermediate Government Income Fund                  0.33%         0.39%             0.72%
         Diversified Bond Fund                                0.55%         0.52%             1.07%
         Income Fund                                          0.50%         0.42%             0.92%
         Total Return Bond Fund                               0.50%         0.48%             0.98%
         Strategic Income Fund                                0.62%         0.42%             1.04%

         Tax-Free Fixed Income Funds (I Shares)
         Limited Term Tax-Free Fund                           0.50%         0.54%             1.04%
         Tax-Free Income Fund                                 0.50%         0.41%             0.91%
         Colorado Tax-Free Fund                               0.50%         0.49%             0.99%
         Minnesota Intermediate Tax-Free Fund                 0.25%         0.43%             0.68%
         Minnesota Tax-Free Fund                              0.50%         0.50%             1.00%

         Balanced Funds (I Shares)
         Moderate Balanced Fund                               0.66%         0.43%             1.09%
         Growth Balanced Fund                                 0.70%         0.43%             1.13%
         Aggressive Balanced-Equity Fund                      0.72%         0.64%             1.36%

         Equity Funds (I Shares)
         Index Fund                                           0.15%         0.40%             0.55%
         Income Equity Fund                                   0.50%         0.39%             0.89%
         ValuGrowth Stock Fund                                0.79%         0.40%             1.19%
         Diversified Equity Fund                              0.74%         0.43%             1.17%
         Growth Equity Fund                                   0.90%         0.48%             1.38%
         Large Company Growth Fund                            0.65%         0.44%             1.09%
         Diversified Small Cap Fund                           0.99%         0.64%             1.63%
         Small Company Stock Fund                             0.90%         0.53%             1.43%
         Small Cap Opportunities Fund                         0.60%         0.75%             1.35%
         Small Company Growth Fund                            0.90%         0.40%             1.30%
         International Fund                                   0.70%         0.91%             1.61%


(1) Based on amounts incurred during each Fund's fiscal year ended May 31, 1999 stated as a percentage of net assets.
(2)  Other expenses are based on estimated amounts for the current fiscal year.
(3) Many of the Funds are subject to voluntary fee waivers and expense reimbursements that reduce the operating expenses of the Funds. See the Financial Highlights Table for information about fund expenses net of fee waivers and expense reimbursements.

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% annual return, that the fund's operating expenses remain the same, and that distributions are reinvested.
Your actual costs may be higher or lower than those shown.


                                                                        1 Year     3 Years     5 Years    10 Years
                                                                        ------     -------     -------    --------

Money Market Funds
  Cash Investment Fund                                                     $57       $179        $313        $701
  Ready Cash Investment Fund (Investor Shares)                              84        262         455       1,014
  U.S. Government Fund                                                      53        167         291         653
  Treasury Plus Fund                                                        86        268         466       1,037
  Treasury Fund                                                             54        170         296         665
  Municipal Money Market Fund
     Institutional Shares                                                   58        183         318         714
     Investor Shares                                                        88        274         477       1,061

Fixed Income Funds (I Shares)
  Stable Income Fund                                                        78        243         422         942
  Limited Term Government Income Fund                                       83        259         450       1,002
  Intermediate Government Income Fund                                       74        230         401         894
  Diversified Bond Fund                                                    109        340         590       1,306
  Income Fund                                                               94        293         509       1,131
  Total Return Bond Fund                                                   100        312         542       1,201
  Strategic Income Fund                                                    106        331         574       1,271

Tax-Free Fixed Income Funds (I Shares)
  Limited Term Tax-Free Fund                                               106        331         574       1,271
  Tax-Free Income Fund                                                      93        290         504       1,120
  Colorado Tax-Free Fund                                                   101        315         547       1,213
  Minnesota Intermediate Tax-Free Fund                                      69        218         379         847
  Minnesota Tax-Free Fund                                                  102        318         552       1,225

Balanced Funds (I Shares)
  Moderate Balanced Fund                                                 $111       $347        $601       $1,329
  Growth Balanced Fund                                                   115         359         622        1,375
  Aggressive Balanced-Equity Fund                                        138         431         745        1,635

Equity Funds (I Shares)
  Index Fund                                                              56         176         307         689
  Income Equity Fund                                                      91         284         493        1,096
  ValuGrowth Stock Fund                                                  121         378         654        1,443
  Diversified Equity Fund                                                119         372         644        1,420
  Growth Equity Fund                                                     140         437         755        1,657
  Large Company Growth Fund                                              111         347         601        1,329
  Diversified Small Cap Fund                                             166         514         887        1,933
  Small Company Stock Fund                                               146         452         782        1,713
  Small Cap Opportunities Fund                                           137         428         739        1,624
  Small Company Growth Fund                                              132         412         713        1,568
  International Fund                                                     164         508         876        1,911



         GLOSSARY


         This Glossary of frequently used terms will help you understand the discussion of the Funds' objectives, policies, and risks.


Term                                  Definition

AMT                                   Alternative minimum tax.

Board                                 The Board of Trustees of Norwest Advantage
                                      Funds.

Dollar Roll                           A  transaction  in which a Fund sells
                                      fixed  income  securities  and  commits to
                                      purchase   similar,   but  not  identical,
                                      securities at a later date from the same party.

Duration A measure of a debt security's average life that reflects the present value of the security's cash flow. Prices of securities with longer durations generally are more volatile.

Fundamental                           Requiring shareholder approval to change.

Investment Grade                      Rated at the time of  purchase in 1
                                      of the 4 highest long-term or 2 highest short-term ratings categories by an NRSRO or unrated and determined by the Adviser to be of comparable quality.

Market Capitalization                 The total market value of a company's
                                      outstanding common stock.

Municipal Security                    A  debt  security  issued  by or on behalf
                                      of  the  states,  territories,  or
                                      possessions  of  the  United  States,  the
                                      District    of    Columbia    and    their
                                      subdivisions,                 authorities,
                                      instrumentalities, and corporations, with interest exempt from federal income tax.

NRSRO A nationally recognized statistical rating organization, such as S&P, that rates fixed-income securities and preferred stock by relative credit risk.
                                      NRSROs  also  rate  money  market   mutual
                                      funds.

Non-Investment Grade                  Neither   rated  at  the  time  of
                                      purchase in 1 of the 4 highest long-term or 2 highest short-term ratings categories by an NRSRO nor unrated and determined by the Adviser to be of comparable quality.

Russell 1000(R) Index                 An index of large- and medium-
                                      capitalization companies.

Russell 2000(R)   Index               An   index   of   smaller
                                      capitalization companies with a broader base of companies than the S&P 600 Small
                                      Cap Index.

S&P                                   Standard & Poor's Corporation.

S&P 500 Index                         Standard  &  Poor's  500  Composite  Stock
                                      Price  Index,  an  index  of  large
                                      capitalization companies.

S&P 600 Small Cap Index               Standard &  Poor's Small Cap 600 Composite
                                      Stock Price Index, an index of small
                                      capitalization companies.

SAI                                   Statement of Additional Information.

SEC                                   The U.S.Securities and Exchange
                                      Commission.

STRIPS Separately traded principal or interest components of securities issued or guaranteed by the U.S. Treasury under the Treasury's Separate Trading of Registered Interest and Principal of Securities program.

U.S. Government Security              A  security  issued or  guaranteed  as to
                                      principal  and  interest  by the U.S.
                                      Government, its agencies, or its
                                      instrumentalities.

U.S. Treasury Security                A security issued or guaranteed by the
                                      U.S. Treasury.

INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Except as otherwise indicated, the Board may change the Funds' investment policies without shareholder approval. The Funds' investment objectives are fundamental. There can, of course, be no assurance that any Fund will achieve its investment objective.

Some of the Funds invest directly in a portfolio of securities. Other Funds are "gateway" funds in a "core/gateway" structure. In this structure a "gateway" fund invests some of all of its assets in one or more "core portfolios" that have a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio can enhance their investment opportunities and reduce their expense rations through sharing the costs of managing a large pool of assets. Except when necessary to describe a Fund's investment in a core portfolio, references to the gateway fund also include the core portfolio.

This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

o Market Risk. This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline or short or longer-term periods.

o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Fund's investments, particularly those investments in debt or income-producing securities. Increases in interest rates may cause the value of a Fund's investments to decline.

o Credit Risk. This is the risk that the issuer of a security will be unable to make timely payments of interest or principal or to otherwise honor its obligations.

o Management Risk. This is the risk that a Fund's manager will make poor choices in selected securities. All actively managed Funds have management risk.

MONEY MARKET FUNDS

INVESTMENT OBJECTIVES AND STRATEGIES

         The investment objectives of the Funds are high current income to the extent consistent with preservation of capital and liquidity. The Municipal Money Market Fund seeks current income that is exempt from federal income taxes.

         The Funds' investments are made under the requirements of an SEC rule governing money market funds. Each Fund invests only in high-quality, U.S. dollar-denominated short-term money market instruments that are determined by the Adviser, under procedures adopted by the Board, to be eligible for purchase and to present minimal credit risks. The Funds may invest in securities with fixed, variable, or floating rates of interest.

         High-quality instruments include those that: (1) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in 1 of the 2 highest rating categories by 2 NRSROs or, if only 1 NRSRO has issued a rating, by that NRSRO; or (2) are otherwise unrated and determined by the Adviser to be of comparable quality. Each Fund, other than Municipal Money Market Fund, invests at least 95% of its total assets in securities in the highest rating category.

CASH INVESTMENT FUND AND READY CASH INVESTMENT FUND

         CASH INVESTMENT FUND invests equally in 2 Portfolios - Money Market Portfolio and Prime Money Market Portfolio. Cash Investment Fund, Money Market Portfolio, and Prime Money Market Portfolio generally have the same investment objectives and investment policies. Because Prime Money Market Portfolio seeks to maintain a rating within the 2 highest short-term categories assigned by at least 1 NRSRO, it is more limited in the type and amount of securities it may purchase.

         READY CASH INVESTMENT FUND invests its assets in Prime Money Market Portfolio. The Fund seeks to maintain a rating within the two highest categories assigned by an NRSRO.

         The Funds invest in a broad spectrum of high-quality money market instruments of U.S. and foreign issuers, including U.S. Government securities, municipal securities, and corporate debt securities.

         The Funds may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances, and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks, and wholly-owned banking-related subsidiaries of foreign banks. The Funds limit their investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion, or the equivalent in other currencies.

         Each Fund normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. Neither Fund may invest more than 25% of its total assets in any other single industry.

U.S. GOVERNMENT FUND

         The Fund invests primarily in U.S. Government securities and repurchase agreements for U.S. Government securities. Under normal circumstances, the Fund invests at least 65% of its total assets in these securities. The Fund may invest in zero coupon U.S. Government securities.

TREASURY PLUS FUND

          Under normal circumstances, the Fund invests at least 80% of its total assets in U.S. Treasury Securities and in repurchase agreements for U.S. Treasury Securities. The Fund also may invest in U.S. Government securities and in repurchase agreements for U.S. Government securities. The Fund may invest in zero coupon securities.

TREASURY FUND

          The Fund invests solely in U.S. Treasury Securities, including zero-coupon securities.

MUNICIPAL MONEY MARKET FUND

         The Fund expects to invest 100% of its assets in municipal securities, including short-term municipal bonds and municipal notes and leases. These investments may have fixed, variable or floating rates of interest and may be zero-coupon securities. As part of its objective, the Fund normally will invest at least 80% of its total assets in federally tax-exempt instruments whose income may be subject to the federal AMT. The Fund may invest up to 20% of its total assets in securities that pay interest income subject to federal income tax.

         The Fund may invest more than 25% but, under normal circumstances, will not invest more than 35% of its assets in issuers located in a single state. The Fund may invest more than 25% of its assets in industrial development bonds and in participation interests in these types of bonds issued by banks.

RISK CONSIDERATIONS

         The Funds' principal risks are interest rate risk and credit risk. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for short-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

         Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments). The Funds invest in highly rated securities to minimize credit risk.

         The Cash Investment and Ready Cash Investment Funds' foreign investments may be subject to foreign risk. Foreign securities issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Fund's investments.

         The Municipal Money Market Fund faces municipal market risk and geographic concentration risk. Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on those securities.

         Geographic concentration risk is the risk that factors adversely affecting the Fund's investments in issuers located in a state, country or region will affect the Fund's net asset value more than would be the case if the Fund had made more geographically diverse investments.


FIXED INCOME FUNDS

STABLE INCOME FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to maintain safety of principal while providing low volatility total return. The Fund invests in a diversified portfolio of, primarily, short-term investment grade securities. The Fund invests in fixed and variable rate U.S. dollar-denominated fixed income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government securities and the debt securities of financial institutions, corporations, and others.

         The Fund investments include:

     o    up to 65% of its total assets in mortgage-backed securities;

     o up to 25% of its total assets in other types of asset-backed securities;

     o up to 25% of its total assets in mortgage-backed securities that are not U.S. Government securities to not more than 25% of its total assets; and

     o    up to 50% of its total assets in U.S. Government securities.

         The Fund limits its investments in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, to 30% of its total assets and does not invest more than 10% of its total assets in the securities of any other issuer.

         The Fund invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 2 and 5 years.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

LIMITED TERM GOVERNMENT INCOME FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide income and safety of principal by investing primarily in U.S. Government securities. The Fund normally invests at least 65% of its total assets in fixed and variable rate U.S. Government securities and may invest up to 35% of its total assets in other fixed income securities. In selecting investments, the Fund emphasizes the use of short maturity securities to lessen interest rate risk and uses mortgage-backed securities to enhance yield.

         The Fund's investments include:

     o    up to 50% of its total assets in mortgage-backed securities ;

     o up to 25% of its total assets in other types of asset-backed securities ; and

     o up to 10% of its total assets in zero-coupon securities, except in STRIPS.

          In addition, the Fund may not invest more than 25% of its total assets
          in   securities   issued  or   guaranteed  by  any  single  agency  or
          instrumentality of the U.S. Government, except the U.S. Treasury.

         The Fund will only purchase securities that are rated, at the time of purchase, within the 2 highest rating categories assigned by an NRSRO, or which are unrated and determined by the Adviser to be of comparable quality.

         The Fund will invest primarily in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to ten years. Under normal circumstances, the Fund's portfolio of securities will have an average dollar-weighted maturity of between 1 and 5 years.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

INTERMEDIATE GOVERNMENT INCOME FUND

          Investment Objective and Strategies. The Fund's investment objective is to provide income and safety of principal by investing primarily in U.S. Government securities.

          The Fund normally invests at least 65% of its total assets in fixed and variable rate U.S. Government securities and may invest up to 35% of its assets in fixed income securities that are not U.S. Government securities. In selecting investments, the Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk and uses mortgage-backed securities to enhance yield.

          The Fund's investments include:

     o    up to 50% of its total assets in mortgage-backed securities

     o up to 25% of its total assets in other types of asset-backed securities; and

     o up to 10% of its total assets in zero-coupon securities, except in STRIPS.

         As part of its mortgage-backed securities investments, the Fund may enter into dollar rolls. The Fund its investments in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government to 25% of its total assets, except the U.S. Treasury. The Fund may enter into short sales.

         The Fund will purchase only securities that are rated, at the time of purchase, within the 2 highest rating categories assigned by an NRSRO, or which are unrated and determined by the Adviser to be of comparable quality.

         The Fund will invest primarily in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 30 years. Under normal circumstances, the Fund's portfolio securities will have an average dollar-weighted maturity of between 3 and 10 years and a Duration of between 70% and 130% of the duration of a 5-year Treasury Note.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.


DIVERSIFIED BOND FUND

          INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide total return by diversifying its investments among different fixed-income investment styles. The Fund uses a "multi-style" approach designed to reduce the price and return volatility of the Fund and to provide returns that are more consistent. The Fund's portfolio combines the different fixed income investment styles of 3 Portfolios - Managed Fixed Income style, Strategic Value Bond style, and Positive Return style.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                             current            range of
                                                                           allocation          investment
       Managed Fixed Income Portfolio                                         50.0%             45% - 55%
       Strategic Value Bond Portfolio                                         16.7%           11.7% - 21.7%
       Positive Return Portfolio                                              33.3%           28.3% - 38.3%
       ---------------------------------------------------------------------------------------------------------


       TOTAL FUND ASSETS                                                      100%


         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market or other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in different investment styles have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the others.

INCOME FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide total return consistent with current income. The Fund invests in a diversified portfolio of fixed and variable rate fixed income securities issued by domestic and foreign issuers. The Fund invests in a broad spectrum of U.S. issuers, including U.S. Government securities, mortgage- and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. In selecting investments, the Fund attempts to increase the Fund's performance by applying various fixed income management techniques. The Fund combines these techniques with fundamental economic, credit, and market analysis while at the same time controlling total return volatility by targeting the Fund's Duration within a narrow band around the Duration of the Lipper Corporate A-Rated Debt Average.

         The Fund normally invests at least 30% of its total assets in U.S. Government securities. The Fund limits its investments in mortgage-backed securities to not more than 50% of its total assets and its investments in other asset-backed securities to not more than 25% of its total assets.

          The Fund may invest up to 70% of its total assets in corporate securities, such as bonds, debentures and notes, and fixed income securities that can be converted into or exchanged for common stocks. The Fund also may invest in zero coupon securities and enter into dollar rolls.

          The Fund may invest in debt securities registered and sold in the United States by foreign issuers and debt securities sold outside the United States by foreign or U.S. issuers. The Fund restricts its purchases of debt securities to those denominated and payable in U. S. dollars.

         Normally, the Fund will invest at least 80% of its total assets in investment grade securities. The Fund also may invest up to 20% of its total assets in below investment grade securities (also known as "junk bonds") rated at the time of purchase, in the fifth highest long-term rating category assigned by an NRSRO or unrated and determined by the Adviser to be of comparable quality.

         The Fund invests primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 40 years. The Fund expects to maintain an average dollar-weighted portfolio maturity of between 3 and 15 years. The Fund's portfolio of securities will normally have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in lower-rated securities involve greater credit risk than higher-rated securitries. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.


TOTAL RETURN BOND FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to seek total return. The Fund invests in a broad range of fixed-income instruments in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

         In selecting investments, the Fund focuses on relative value as opposed to predicting the direction of interest rates. In general, the Fund seeks higher current income instruments such as corporate bonds and mortgage-and other asset-backed securities in order to enhance returns. The Fund believes that this exposure enhances performance in varying economic and interest rate cycles and avoids excessive risk concentrations. The Fund's investment process involves rigorous evaluation of each security, including identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument, and expected returns in varying economic/interest rate environments. The Fund uses this process to seek to identify securities, which represent the best relative economic value. The Fund then evaluates the results of the investment process against the Fund's objective and purchases those securities that are consistent with the Fund's investment objective.

          The Fund particularly seeks strategic diversification. The Fund investments include:

     o    up to 75% of its total assets in corporate bonds;

     o    up to 65% of its total assets in mortgage-backed securities; and

     o    Up to 50% of its total assets in asset-backed securities.

         The Fund may invest in U.S. Government securities without restriction and the Fund generally limits its investments in the corporate bonds of any single issuer to no more than 5% of its total assets..

         The Fund will invest 65% of its total assets in fixed-income securities rated, at the time of purchase, within the 3 highest rating categories assigned by at least 1 NRSRO, or which are unrated and determined by the Adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in non-investment grade securities.

          The Fund expects to maintain an average dollar-weighted portfolio maturity of between 5 and 15 years. The Fund's duration normally will vary between 3 and 8 years.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.


STRATEGIC INCOME FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments and, stocks. The Fund is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund emphasizes safety of principal. The Fund emphasizes safety of principal and invests 70% to 90% of its assets in fixed income investments and 10%-30% of its assets in equity investments. The Fund currently invests in 14 Portfolios.

         The Fund invests the fixed income portion of its portfolio in the same 3 Portfolios as Diversified Bond Fund and in Stable Income Portfolio. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's investments. The equity portion of the Fund's portfolio uses the 5 different equity investment styles of Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.


          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                                    current                range of
           Investment style                                                        allocation             investment
           Diversified Bond Fund style                                                    55%             45% - 65%
                    Positive Return Bond Portfolio                                      18.3%             15% - 21.7%
                    Strategic Value Bond Portfolio                                       9.2%            7.5% - 10.8%
                    Managed Fixed Income Portfolio                                      27.5%           22.5% - 32.5%
           Stable Income Portfolio                                                        25%                 25%
           Diversified Equity Fund style                                                  20%              10% - 30%
                    Index Portfolio                                                        5%             2.5% - 7.5%
                    Income Equity Portfolio                                                5%             2.5% - 7.5%
                    Large Company style                                                    5%             2.5% - 7.5%
                        Large Company Growth Portfolio                                     4%               2% - 6%
                        Disciplined Growth Portfolio                                       1%             0.5% - 1.5%
                    Diversified Small Cap style                                          2.0%               1% - 3%
                        Small Cap Index Portfolio                                        0.5%             0.3% - 0.8%
                        Small Company Growth Portfolio                                   0.5%              0.3% - 0.8%
                        Small Company Value Portfolio                                    0.5%              0.3% - 0.8%
                        Small Cap Value Portfolio                                        0.5%              0.3% - 0.8%
                    International style                                                  3.0%             1.5% - 4.5%
                        International Portfolio                                          2.3%             1.2% - 3.5%
                        International Equity Portfolio                                   0.7%             0.3% - 1.0%
           --------------------------------------------------------------------------------------------------------------
           TOTAL FUND ASSETS                                                             100%



         The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocation.

         As market or other conditions change, the Adviser may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed income and equity securities. The Fund may also invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Adviser does not anticipate making a substantial number of changes. When the Adviser believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Adviser believes that a change will be temporary (generally, 3 years or less), it may effect the change by using futures contracts.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset classes is performing more poorly than others.

TAX-FREE FIXED INCOME FUNDS

         Each Tax-Free Fixed Income Fund invests at least 80% of its total assets in municipal securities paying interest that is exempt from federal income tax. In order to respond to business and financial conditions, each Fund may invest up to 20% of its total assets in securities paying taxable interest income or securities paying interest income that may be a preference item for purposes of AMT. In addition, each Fund may hold a portion of its assets in cash and cash-equivalent securities pending investment in municipal securities, to meet requests for redemptions or to assume a temporary defensive position.


LIMITED TERM TAX-FREE FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide current income exempt from federal income taxes. The Fund normally invests substantially all its assets in investment grade municipal securities. The Fund invests at least 80% of its total assets in securities paying interest exempt from federal income taxes. The Fund invests primarily in securities paying interest exempt from AMT.

         The Fund expects to maintain an average dollar-weighted portfolio maturity of between 1 and 5 years, but portfolio maturity may vary depending on market conditions. The Fund emphasizes investments in municipal securities with interest income rather than maintaining stability of the Fund's net asset value.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

TAX-FREE INCOME FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to produce current income exempt from federal income taxes. The Fund invests primarily in a portfolio of investment grade municipal securities. The Fund normally invests at least 80% of its total assets in municipal securities paying interest exempt from federal income taxes, including AMT.

         The Fund expects to maintain an average dollar-weighted portfolio maturity of between 10 and 20 years, but portfolio maturity may vary depending on market conditions. The Fund emphasizes investments in municipal securities with interest income rather than stability of the Fund's net asset value.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

COLORADO TAX-FREE FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide shareholders with a high level of current income exempt from both federal and Colorado state income taxes (including AMT) consistent with the preservation of capital. The Fund offers shares only to residents of Colorado. The Fund normally invests substantially all its assets in investment grade municipal securities issued by (1) the state of Colorado and its subdivisions, authorities, instrumentalities, and corporations and (2) territories and possessions of the United States The Fund invests at least 80% of its total assets in municipal securities paying interest exempt from both federal (including the AMT) and Colorado state income taxes. The Fund invests in securities of a comparatively small number of issuers.

         The Fund expects that its average dollar-weighted portfolio maturity normally will be greater than 10 years, but portfolio maturity may reach or exceed 20 years. While the Fund emphasizes investments in municipal securities paying interest income rather than maintaining the Fund's stability of net asset value, the Fund also attempts to limit net asset value fluctuations.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Because the Fund invests a large portion of its assets in a smaller number of issuers and in a particular state's municipal securities, it is more vulnerable to events adversely affecting these issuers or that state, including economic, political, or regulatory occurrences.


MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND

         INVESTMENT OBJECTIVES AND STRATEGIES. Each Fund's investment objective is to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including AMT) without assuming undue risk. The Funds offer shares only to residents of Minnesota. The Funds normally invest substantially all (and always at least 75% of) their assets in investment grade municipal securities issued by (1) the state of Minnesota and its subdivisions, authorities, instrumentalities, and corporations and (2) territories and possessions of the United States. The Funds invest at least 80% of their total assets in securities paying interest exempt from both federal (including AMT) and Minnesota state income taxes. The Funds may invest in securities of a comparatively small number of issuers.

         The Minnesota Intermediate Tax-Free Fund expects to maintain an average dollar-weighted maturity of between 5 and 10 years, but portfolio maturity may vary depending on market conditions. Normally, the Minnesota Tax-Free Fund to have an average dollar-weighted maturity of greater than 10 years, but the portfolio maturity may reach or exceed 20 years.

         The Funds may invest up to 25% of their total assets in non-investment grade municipal securities rated in the fifth highest long-term rating category assigned by an NRSRO or unrated and determined by the Adviser to be of comparable quality.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in lower-rated securities could involve more credit risk than higher-rated securities. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Because the Fund invests a large portion of its assets in a smaller number of issuers and in a particular state's municipal securities, it is more vulnerable to events adversely affecting these issuers or that state, including economic, political, or regulatory occurrences.

BALANCED FUNDS

         Each Balanced Fund invests in a balanced portfolio of fixed income and equity securities. Moderate Balanced Fund has the smallest investment in equity securities and is the most conservative Balanced Fund. Aggressive Balanced-Equity Fund has the largest investment in equity securities and is the most aggressive Balanced Fund.

         The equity portion of each Balanced Fund's portfolio uses the 5 different equity investment styles of Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of each Balanced Fund's portfolio uses 3 or 4 different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Funds.

         The percentage of a Balanced Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocation.

         As market or other conditions change, the Adviser may attempt to enhance the returns of a Balanced Fund by changing the percentage of Fund assets invested in fixed income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Adviser does not anticipate making a substantial number of percentage changes. When the Adviser believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Adviser believes that a change will be temporary (generally, 3 years or less), it may effect the change by using futures contracts.

MODERATE BALANCED FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds, and other fixed income investments. The Fund is designed for investors seeking roughly equivalent exposures to fixed income securities and equity securities. The Fund's portfolio is more evenly balanced between fixed income and equity securities than the other Balanced Funds. The Fund currently invests in 15 Portfolios.

         The Fund invests the fixed income portion of its portfolio in the same 3 Portfolios as Diversified Bond Fund and in Stable Income Portfolio. This allocation is intended to reduce the risk of relying on a single fixed income investment style.


ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:



                                                                                current                     range of
            Investment style                                                   allocation                  investment
             Diversified Bond Fund style                                               45%                30% - 60%
                      Positive Return Bond Portfolio                                   15%                10% - 20%
                      Strategic Value Bond Portfolio                                  7.5%                 5% - 10%
                      Managed Fixed Income Portfolio                                 22.5%                15% - 30%
             Stable Income Portfolio                                                   15%                   15%
             Diversified Equity Fund style                                             40%                25% - 55%
                      Index Portfolio                                                  10%               6.3% - 13.8%
                      Income Equity Portfolio                                          10%               6.3% - 13.8%
                      Large Company style                                              10%               6.3% - 13.8%
                          Large Company Growth Portfolio                                8%               5.0% - 11.0%
                          Disciplined Growth Portfolio                                  2%               1.3% - 2.8%
                      Diversified Small Cap style                                       4%               2.5% - 5.5%
                          Small Cap Index Portfolio                                   1.0%               0.6% - 1.4%
                          Small Company Growth Portfolio                              1.0%               0.6% - 1.4%
                          Small Company Value Portfolio                               1.0%               0.6% - 1.4%
                          Small Cap Value Portfolio                                   1.0%               0.6% - 1.4%
                      International style                                               6%               3.8% - 8.3%
                          International Portfolio                                     4.7%               2.9% - 6.4%
                          International Equity Portfolio                              1.4%               0.8% - 1.9%
             TOTAL FUND ASSETS                                                        100%




         RISK CONSIDERATIONS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others.

GROWTH BALANCED FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund currently invests in 13 Portfolios.

         The Fund invests the equity portion of its portfolio in the 5 different equity investment styles of the Diversified Equity Fund described below. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The Fund invests the fixed income-portion of its portfolio in Positive Return Bond Portfolio, Strategic Value Bond Portfolio, and Managed Fixed Income Portfolio. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income-portion of the Fund's investments.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                                    current                  range of
            Investment style                                                       allocation               investment
            ----------------                                                       ----------               ----------
            Diversified Equity Fund style                                               65%                45% - 85%
                     Index Portfolio                                                  16.3%              11.3% - 21.3%
                     Income Equity Portfolio                                          16.3%              11.3% - 21.3%
                     Large Company style                                              16.3%              11.3% - 21.3%
                         Large Company Growth Portfolio                               13.0%               9.0% - 17.0%
                         Disciplined Growth Portfolio                                  3.3%               2.3% - 4.3%
                     Diversified Small Cap style                                       6.5%               4.5% - 8.5%
                         Small Cap Index Portfolio                                     1.6%               1.1% - 2.1%
                         Small Company Growth Portfolio                                1.6%               1.1% - 2.1%
                         Small Company Value Portfolio                                 1.6%               1.1% - 2.1%
                         Small Cap Value Portfolio                                     1.6%               1.1% - 2.1%
                     International style                                               9.8%               6.8% - 12.8%
                         International Portfolio                                       7.6%               5.2% - 9.9%
                         International Equity Portfolio                                2.2%               1.5% - 2.9%
            Diversified Bond Fund style                                                 35%                15% - 55%
                     Managed Fixed Income Portfolio                                   17.5%               7.5% - 27.5%
                     Strategic Value Bond Portfolio                                    5.8%               2.5% - 9.2%
                     Positive Return Bond Portfolio                                   11.7%                 5% - 18.3%
            ---------------------------------------------------------------------------------------------------------------
            TOTAL FUND ASSETS                                                         100%



         RISK CONSIDERATIONS. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund may invest in small-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

AGGRESSIVE BALANCED-EQUITY FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund has the largest equity securities position of the Balanced Funds. The Fund currently invests in 13 Portfolios.

         The Fund invests the fixed income portion of its portfolio in the same 3 Portfolios as Diversified Bond Fund. This allocation is intended to reduce the risk of relying on a single fixed income investment style.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                                   current                    range of
            Investment style                                                      allocation                  investment
            Diversified Equity Fund style                                                80%                 60% - 100%
                     Index Portfolio                                                     20%                 15% - 25%
                     Income Equity Portfolio                                             20%                 15% - 25%
                     Large Company style                                                 20%                 15% - 25%
                         Large Company Growth Portfolio                                  16%                 12% - 20%
                         Disciplined Growth Portfolio                                     4%                  3% - 5%
                     Diversified Small Cap style                                          8%                  6% - 10%
                         Small Cap Index Portfolio                                      2.0%                1.5% - 2.5%
                         Small Company Growth Portfolio                                 2.0%                1.5% - 2.5%
                         Small Company Value Portfolio                                  2.0%                1.5% - 2.5%
                         Small Cap Value Portfolio                                      2.0%                1.5% - 2.5%
                     International style                                                 12%                  9% - 15%
                         International Portfolio                                        9.3%                7.0% - 11.6%
                         International Equity Portfolio                                 2.7%                  2% - 3.4%
            Diversified Bond Fund style                                                20.0%                  0% - 40%
                     Managed Fixed Income Portfolio                                    10.0%                  0% - 20%
                     Strategic Value Bond Portfolio                                     3.3%                  0% - 6.7%
                     Positive Return Bond Portfolio                                     6.7%                  0% - 13.3%
            -----------------------------------------------------------------------------------------------------------------
            TOTAL FUND ASSETS                                                         100%


         RISK CONSIDERATIONS. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund may invest in small-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

EQUITY FUNDS

INDEX FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to replicate the return of the S&P 500 Index. The Fund is designed to replicate the return of the S&P 500 Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Fund holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index. The Adviser generally executes portfolio transactions for the Fund only to replicate the composition of the S&P 500 Index, to invest cash received from portfolio security dividends or investments in the Fund, and to raise cash to fund redemptions. The Fund may hold cash or cash equivalents to facilitate payment of the Fund's expenses or redemptions and may invest in index futures contracts to a limited extent. For these and other reasons, the Fund's performance can be expected to approximate but not equal the S&P 500 Index.

          RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk

INCOME EQUITY FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation consistent with above-average dividend income. The Fund invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. The Fund primarily emphasizes investments in securities of companies with above-average dividend income. In selecting securities, the Fund uses various valuation measures, including above-average dividend yields and below industry average price-to-earnings, price-to-book, and price-to-sales ratios. Large companies are those with market capitalizations are greater than the median of the Russell 1000 Index.

         The Fund also may invest in preferred stock, convertible securities, and securities of foreign companies.

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

VALUGROWTH STOCK FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation. The Fund invests primarily in medium- and large-capitalization companies that possess above average growth characteristics, and appear to be undervalued. For the purposes of the Fund's investments, medium-cap companies are those with market capitalizations in the range of $500 million to $8 billion. Large companies are those with market capitalizations greater than the median of the Russell 1000 Index.

         In selecting investments, the Fund seeks to identify and invest in those companies with earnings and dividends that will grow faster than both inflation and the economy in general. The Fund invests in companies with growth potential that has not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Fund relies primarily on a company-by-company analysis (rather than on a broader analysis of industry or economic sector trends. The Fund considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, the Fund applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

         The Fund may invest in companies that are "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments form a comparatively small portion of the Fund's portfolio.

          The Fund may invest up to 20% of its total assets in securities of foreign companies.

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. To the extent that the Fund may invest in medium-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. There also is a risk of using a value strategy because the stocks in which the Fund invests may remain undervalued during a given period or decline in price. This may occur because larger stocks or investments based on large-stock indices are more appealing to investors or because value stocks as a category lose favor with investors compared to growth stocks. To the extent that the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

DIVERSIFIED EQUITY FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in a single investment style. The Fund currently invests in 10 Portfolios.

         The Fund's investments combine 5 different equity investment styles - an index style, an income equity style, a large company style, a diversified small cap style, and an international style. The Fund allocates the assets dedicated to large company investments to 2
         Portfolios, the assets allocated to small company investments to 4 Portfolios and the assets dedicated to international investments to 2 Portfolios. Because Diversified Equity Fund blends 5 equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends 3 equity investment styles.


          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:



        Investment  style                                                 current                   range of
                                                                         allocation                 investment
        Index Portfolio                                                   25%                     23.5% - 26.5%
        Income Equity Portfolio                                           25%                     23.5% - 26.5%
        Large Company style                                               25%                     23.5% - 26.5%
                 Large Company Growth Portfolio                           20%                     18.5% - 21.5%
                 Disciplined Growth Portfolio                              5%                      3.5% - 6.5%
        Diversified Small Cap style                                       10%                      8.5% - 11.5%
                 Small Cap Index Portfolio                               2.5%                      1.0% - 4.0%
                 Small Company Growth Portfolio                          2.5%                      1.0% - 4.0%
                 Small Company Value Portfolio                           2.5%                      1.0% - 4.0%
                 Small Cap Value Portfolio                               2.5%                      1.0% - 4.0%
        International Style                                               15%                     13.5% - 16.5%
                 International Portfolio                                11.6%                     10.1% - 13.1%
                 International Equity Portfolio                          3.4%                      1.9% - 4.9%
        -----------------------------------------------------------------------------------------------------------------
        TOTAL FUND ASSETS                                                100%


         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market value. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund may invest in small-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. To the extent that the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

GROWTH EQUITY FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles. The Fund invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. The Fund currently invests in 7 Portfolios.

         The Fund's investments combine 3 different equity styles - a large company growth style, a diversified small cap style and an international style. The Fund allocates the assets dedicated to small company investments to 4 Portfolios and the assets dedicated to international investments to 2 Portfolios. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends 5 equity styles.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                                   current                     range of
            Investment style                                                      allocation                  investment
            ----------------                                                      ----------                  ----------
             Large Company Growth Portfolio                                           35%                   33% - 37%
             Diversified Small Cap Style                                              35%                   33% - 37%
                      Small Cap Index Portfolio                                      8.8%                  6.8% - 10.8%
                      Small Company Growth Portfolio                                 8.8%                  6.8% - 10.8%
                      Small Company Value Portfolio                                  8.8%                  6.8% - 10.8%
                      Small Cap Value Portfolio                                      8.8%                  6.8% - 10.8%
             International Style                                                      30%                   28% - 32%
                      International Portfolio                                        23.3%                21.3% - 25.3%
                      International Equity Portfolio                                 6.8%                  4.8% - 8.8%
             TOTAL FUND ASSETS                                                       100%



         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market or other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

         RISK CONSIDERATIONS. The risks of investing in the Fund include market risk. There also is a risk of using a growth strategy because the stocks in which the Fund invests may not achieve the anticipated growth during a given period or decline in price. This may occur growth stocks as a category lose favor with investors compared to value stocks. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund may invest in small-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

LARGE COMPANY GROWTH FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that have superior growth potential. The Fund invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. For the purposes of its investments, large companies are those with market capitalization greater than the median of the Russell 1000 Index or approximately $3.7 billion. In selecting securities, the Fund seeks issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund may invest in the securities of companies whose growth potential is generally unrecognized or misperceived by the market.

         The Fund may invest up to 20% of its total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts.

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

DIVERSIFIED SMALL CAP FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small- cap equity investment styles. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small-cap equity securities. The Fund invests in several different small-cap equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in 4 Portfolios.


          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                        current                  range of
          Investment style                                            allocation                investment
          ----------------                                            ----------                ----------
          Small Cap Index Portfolio                                        25%                 23.5% - 26.5%
          Small Company Growth Portfolio                                   25%                 23.5% - 26.5%
          Small Company Value Portfolio                                    25%                 23.5% - 26.5%
          Small Cap Value Portfolio                                        25%                 23.5% - 26.5%
          --------------------------------------------------------------------------------------------------------------
          Total Fund Assets                                               100%

         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. Because the Fund invests in small-capitalization companies, it also has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others.


SMALL COMPANY STOCK FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is long-term capital appreciation. The Fund invests primarily in the common stock of small and medium-size domestic companies that have market capitalizations well below that of the average company in the S&P 500 Index. For the purposes of the Fund's investments, small companies are those with market capitalizations of less than the largest stock in the Russell 2000 Index or approximately $1.4 billion. Medium companies are those with capitalizations ranging from $500 million to $8 billion.

         In selecting securities, the Fund seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Fund invests in companies that may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which may result in an enhanced entrepreneurial spirit and greater focus. The Fund believes that such companies may develop into significant business enterprises and that an investment in these companies offers a greater opportunity for capital appreciation than an investment in larger, more established companies.

          The Fund may invest up to 20% of its total assets in the securities of foreign companies.

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund investments in small- and medium-capitalization companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

SMALL CAP OPPORTUNITIES FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide capital appreciation. Current income will be incidental to the objective of capital appreciation. The Fund invests primarily in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less.

         In selecting investments, the Fund attempts to identify securities of companies that can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. An assessment of a company's management's competence will be an important consideration. These criteria are not rigid and the Fund may make other investments to achieve its objective.

         The Fund will invest principally in equity securities, including common stocks, securities convertible into common stocks, or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. The Fund also may invest to a limited degree in non-convertible debt securities and preferred stocks.

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund investments in small-capitalization companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. To the extent that the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

SMALL COMPANY GROWTH FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies. The Fund invests primarily in the common stock of small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those with capitalizations of less than the largest stock in the Russell 2000 Index or approximately $1.4 billion.

         In selecting securities, the Fund seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between share price and takeover/asset value.

          The Fund may invest up to 10% of its total assets in securities of foreign companies.

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund investments in small-capitalization companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. To the extent that the Fund may invest in foreign securities, it may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

INTERNATIONAL FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in international securities. The Fund's investment portfolio, within International Portfolio, utilizes two different investment styles - an international equity investment style and an international emerging markets investment style. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

         RISK CONSIDERATIONS. The risks of investing in the Fund include market risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. In addition, the Fund's investments in emerging markets may have additional foreign risk because securities markets and legal systems in emerging markets may not be well developed, information about companies in these markets may not be readily available, and prices of stocks may be more volatile. To the extent that the Fund may invest in small-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid.

DESCRIPTIONS OF CORE PORTFOLIOS

The following is a discussion of the investment objectives and strategies of the core portfolios, or Portfolios, in which some of the Funds that are gateway funds invest. Risk considerations for the Portfolios are included, as relevant, with the description of the gateway Fund above.

MONEY MARKET PORTFOLIO and PRIME MONEY MARKET PORTFOLIO

         The Cash Investment Fund and Ready Cash Investment Fund section of this prospectus describes these Portfolios.

POSITIVE RETURN BOND PORTFOLIO

         The Portfolio seeks to produce a positive total return each calendar year regardless of general bond market performance by investing in a portfolio of U.S. Government securities and corporate fixed income securities. The Portfolio's assets are divided into 2 components, short bonds with maturities (or average life) of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices of bonds rather than on the Adviser's forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The average dollar-weighted maturity of the Portfolio will vary between 1 and 30 years.

         Under normal circumstances, the Portfolio invests at least 50% of its net assets in U.S. Government securities, including U.S. Treasury Securities. The Portfolio only purchases securities that are rated, at the time of purchase, within 1 of the 2 highest long-term rating categories assigned by an NRSRO or that are unrated and determined by the Adviser to be of comparable quality. The Portfolio may invest up to 25% of its assets in securities rated in the second highest rating category. The Portfolio does not invest more than 25% of its total assets in zero-coupon securities, securities with variable or floating rates of interest, or asset-backed securities.

STABLE INCOME PORTFOLIO

          The Stable Income Fund section of this prospectus describes this Portfolio.

MANAGED FIXED INCOME PORTFOLIO

         The Portfolio seeks consistent fixed income returns by investing primarily in Investment grade intermediate-term securities. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar-denominated, fixed income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government securities, and the debt securities of financial institutions, corporations, and others. The Adviser emphasizes the use of intermediate maturity securities to lessen Duration and employs low risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. The Adviser considers intermediate-term securities to be those with maturities of between 2 and 20 years.

         The Portfolio will limit its investment in mortgage-backed securities to not more than 65% of its total assets and its investment in other asset-backed securities to not more than 25% of its net assets. In addition, the Portfolio may not invest more than 30% of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

         The Portfolio invests in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 30 years. The Portfolio normally will have an average dollar-weighted portfolio maturity of between 3 and 12 years and a Duration of between 2 and 6 years.

         The Portfolio also may invest up to 10% of its total assets in securities issued or guaranteed by foreign governments the Adviser deems stable, or their subdivisions, agencies, or instrumentalities; loan or security participations; securities of supranational organizations; and municipal securities.

         The Portfolio may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. The Portfolio also may use options to enhance return.


STRATEGIC VALUE BOND PORTFOLIO

         The Total Return Bond Fund section of this prospectus describes this Portfolio. Total Return Bond Fund invests all its assets in this Portfolio. The only difference between the Fund and the Portfolio is that the Portfolio's investment objective is to seek total return by investing primarily in income producing securities.

INDEX PORTFOLIO

         The Index Fund section of this prospectus describes this Portfolio.

INCOME EQUITY PORTFOLIO

          The Income Equity Fund section of this prospectus describes this Portfolio.

LARGE COMPANY GROWTH PORTFOLIO

          The Large Company Growth Fund section of this prospectus describes this Portfolio.

DISCIPLINED GROWTH PORTFOLIO

         The Portfolio seeks capital appreciation by investing in common stocks of larger companies. The Portfolio seeks higher long-term returns by investing primarily in the common stock of companies that, in the view of the Adviser, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

         The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the Adviser uses both quantitative and fundamental analysis. The Adviser may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The Adviser uses a variety of valuation measures to determine whether the share price already reflects any positive fundamentals identified by the Adviser. In addition to approximately equal weighting of portfolio securities, the Adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation.


SMALL CAP INDEX PORTFOLIO

         The Portfolio seeks to replicate the return of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market values of the S&P 600 Small Cap Index. The Adviser generally executes portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Fund may hold cash or cash equivalents to facilitate payment of the Fund's expenses or redemptions and may invest in index futures contracts. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal that of the S&P 600 Small Cap Index.

         The S&P 600 Small Cap Index tracks the total return performance of 600 common stocks which are chosen for inclusion in the S&P 600 Small Cap Index by S&P on a statistical basis. The 600 securities, most of which trade on the New York Stock Exchange, represent 4% of the total market value of all U.S. common stocks. Each stock in the S&P 600 Small Cap Index is weighted by its market value. The S&P 600 Small Cap Index emphasizes smaller capitalizations and typically, companies included in the S&P 600 Small Cap Index may not be the largest nor most dominant firms in their respective industries.

SMALL COMPANY GROWTH PORTFOLIO

          The Small Company Growth Fund section of this prospectus describes this Portfolio.

SMALL COMPANY VALUE PORTFOLIO

         The Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies whose market capitalization is less than the largest stock in the Russell 2000 Index or approximately $1.4 billion. The Adviser focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. Value investing may reduce downside risk and offer potential for capital appreciation as a stock gains favor among other investors and its stock price rises.


SMALL CAP VALUE PORTFOLIO

         The Portfolio seeks capital appreciation by investing in common stocks of smaller companies. The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which range from approximately $221.9 million to approximately $1.4 billion. The Portfolio seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that the Adviser believes to be undervalued and likely to report a level of corporate earnings exceeding the level expected by investors. The Adviser values companies based upon both the price-to-earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the Adviser uses both quantitative and fundamental analysis. Among other factors, the Adviser considers changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company.


INTERNATIONAL PORTFOLIO

         The Portfolio seeks to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States. The Portfolio selects its investments on the basis of their potential for capital appreciation without regard to current income. The Portfolio also may invest in the securities of domestic closed-end investment companies that invest primarily in foreign securities and may invest in debt securities of foreign governments or their political subdivisions, agencies, or instrumentalities, of supranational organizations, and of foreign corporations. The Portfolio's investments are generally diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, the
         Netherlands, Hong Kong, Singapore, and Australia. In general, the Portfolio will invest only in securities of companies and governments in countries that the Adviser, in its judgment, considers both politically and economically stable. The Fund may invest more than 25% of its total assets in investments in a particular country, region, or type of investment.

         The Portfolio may purchase preferred stock and convertible debt securities, including convertible preferred stock. The Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates.

INTERNATIONAL EQUITY PORTFOLIO

         The Portfolio seeks long-term total return, with an emphasis on capital appreciation, by investing primarily in equity securities of foreign companies. The Portfolio invests at least 80% of its assets in a diversified portfolio of common stock of companies located or operating in developed and emerging markets. It is expected that the securities held by the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the United States. The Portfolio must invest its assets in the securities of at least five different countries other than the United States. The Portfolio may also invest in American Depositary Receipts, European Depositary Receipts, or other similar instruments convertible into securities of foreign issuers.

         The Adviser uses a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The Adviser considers a company's historical performance and its projected future earnings. The Adviser also considers other key criteria such as a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment. In allocating among countries, regions and industry sectors, the Adviser considers economic growth prospects, monetary and fiscal policies, political stability, currency trends, market liquidity and investor sentiment.




OTHER CONSIDERATIONS

DERIVATIVES

         The Funds may use certain derivative instruments, such as options, swap agreements, interest rate caps, collars, and floors, and futures contracts to manage risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index. In addition to other risks, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

DOWNGRADED SECURITIES

         Each Fund may retain a security whose rating has been lowered (or a security of comparable quality to a security whose rating has been lowered) below the Fund's lowest permissible rating category if the Fund's Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

TEMPORARY DEFENSIVE POSITION

         To respond to adverse market, economic, political, or other conditions, each Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents. When a Fund makes temporary defensive investments, it may not achieve its investment objective.

         When a Tax-Free Fixed Income Fund assumes a temporary defensive position, it is likely that its shareholders may be subject to federal and applicable state income taxes on a greater portion of the Fund's income distributions.

PORTFOLIO TURNOVER

         From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. The Financial Highlights table lists each Fund's portfolio turnover rate.

YEAR 2000

         Certain computer systems may not process date-related information properly on and after January 1. 2000. The Adviser is addressing this matter for its systems. The Funds' other service providers have informed the Fund that they are taking similar measures. Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readiness concerns. This matter, if not corrected, could adversely affect the services provided to the Fund or the issues in which the Fund invests and could therefore, lower the value of your Fund shares.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISORY SERVICES

          NORWEST INVESTMENT MANAGEMENT, INC. is the investment adviser for each Fund and each Portfolio except the Portfolios advised by Schroder. In this capacity, Norwest makes investment decisions for and administers the Funds' and Portfolios' investment programs. Norwest Investment Management, Inc.'s address is Norwest Center, Sixth Street and Marquette, Minneapolis, MN 55479.

          SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. is the investment adviser for International Portfolio. In this capacity, Schroder makes investment decisions for and administers the Portfolio's investment programs. Schroder Investment Management North America Inc.'s address is 787 Seventh Avenue, 34th Floor, New York, NY 10019.

          WELLS FARGO BANK, or WFB, is the investment adviser for International Equity Portfolio. In this capacity, WFB makes investment decisions for and administers the Portfolio's investment program. WFB's address is 525 Market Street, San Francisco, CA 94105.

          Norwest and certain of the Funds and the Portfolios have retained investment subadvisers to make investment decisions for and administer the investment programs of those Funds and Portfolios. Norwest decides which portion of the assets of a Fund or Portfolio the subadviser should manage and supervises the subadvisers' performance of their duties. The subadvisers are:

          GALLIARD CAPITAL MANAGEMENT, INC. or GALLIARd, an investment advisory subsidiary of Norwest Bank, provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations, and corporate and other business entities. Galliard Capital Management, Inc.'s address is 800 LaSalle Ave. Suite 2060, Minneapolis, MN 55479.

          PEREGRINE CAPITAL MANAGEMENT, INC. or PEREGRINE, an investment advisory subsidiary of Norwest Bank, provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans, and 401(k) plans. Peregrine Capital Management, Inc's address is, LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

          SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. is the investment sub-adviser for Small Cap Opportunities Fund. In this capacity, Schroder makes investment decisions for and administers the Fund's investment program. Schroder Investment Management North America Inc.'s address is 787 Seventh Avenue, 34th Floor, New York, NY 10019.

          SMITH ASSET MANAGEMENT GROUP, L.P. or SMITH, an investment advisory affiliate of Norwest Bank, provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. Smith Asset Management Group, L.P.'s address is 300 Crescent Court, Suite 750, Dallas, TX 75201

          WELLS CAPITAL MANAGEMENT INCORPORATED, or WCM, a wholly-owned subsidiary of WFB, is the investment Subadviser for International Equity Portfolio. WCM provides investment advisory services to various bank and thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, corporations and other business entities. WCM's address is 525 Market Street, 10th Floor, San Francisco, CA 94105.

          Listed below, for each Fund, are the portfolio managers primarily responsible for the day-to-day management of the Funds' investments. The year a portfolio manager began managing a Fund or Portfolio follows the manager's name in parenthesis. The list includes the investment advisory fees payable to Norwest or Schroder by the Fund and by any Portfolios in which it invests. The list states the investment advisory fees on an annualized basis as a percentage of a Fund's or Portfolio's average daily net assets. Descriptions of the portfolio managers' recent experience follow the list of portfolio managers and advisory fees.

          How investment advisory fees are paid depends on whether or not a Fund invests in Portfolios.

o If a Fund invests directly in a portfolio of securities, Norwest receives an investment advisory fee directly from the Fund.

o If a Fund invests in a single Portfolio, Norwest or Schroder receives an investment advisory fee from the Portfolio.

o If a Fund invests in more than one Portfolio, Norwest or Schroder receives an investment advisory fee from each of those Portfolios. In addition, Norwest receives a fee from each Fund, except Cash Investment Fund, for the "asset allocation services" of determining the Funds' investments in the Portfolios and how much of the Fund's assets to invest in each Portfolio.

         If a Fund invests in more than one Portfolio, the total amount of the investment advisory fee paid to Norwest or Schroder as a result of the Fund's investments varies depending on how much of the Fund's assets are invested in, and the investment advisory fee payable to, each Portfolio.

         Norwest (and not the Funds or Portfolios) pays the subadvisers' investment subadvisory fees. The investment subadvisory fees do not increase the amount of the investment advisory fees paid to Norwest by the Funds or Portfolios.

MONEY MARKET FUNDS

         Cash Investment Fund
         Portfolio:                        Prime Money Market Portfolio
         Portfolio Managers:               David D. Sylvester (1987), Laurie R. White (1991), and Robert G. Leuty
                                           (1998)
         Advisory Fee:                     0.40% - first $300 million; 0.36% - next $400 million; and 0.32% - remaining


         Portfolio:                        Money Market Portfolio
         Portfolio Managers:               David D. Sylvester (1987), Laurie R. White (1991), and Robert G. Leuty
                                           (1998)
         Advisory Fee:                     0.20% - first $300 million; 0.16% - next $400 million, and
                                           0.12% - remaining


         Ready Cash Investment Fund
         Portfolio:                      Prime Money Market Portfolio
         Portfolio Managers:             David D. Sylvester (1988), Laurie R. White (1991), and Robert G. Leuty
                                         (1998)
         Advisory Fee:                   0.40% - first $300 million; 0.36% - next $400 million; and
                                         0.32% - remaining


         U.S. Government Fund
         Treasury Fund
         Treasury Plus Fund
         Portfolio Managers:             David D. Sylvester (1987, 1990, 1998), Laurie R. White (1991, 1998), and
                                         Robert G. Leuty (1998)
         Advisory Fee:                   for each Fund: 0.20% - first $300 million; 0.16% - next $400 million; and
                                         0.12% - remaining


         Municipal Money Market Fund
         Portfolio Managers:             David D. Sylvester (1995), Laurie R. White (1998), and Robert G. Leuty
                                         (1998)
         Advisory Fee:                   0.35% - first $500 million; 0.325% - next $500 million; and 0.30% -
                                         remaining


                                       57


FIXED INCOME FUNDS


         Stable Income Fund
         Portfolio:                       Stable Income Portfolio
         Subadviser:                      Galliard
         Portfolio Managers:              John Huber (1998)
         Advisory Fee:                    0.30%


         Limited Term Government Income Fund
         Intermediate Government Income Fund
         Portfolio Manager:               Marjorie H. Grace, CFA (1997, 1995)
         Advisory Fee:                    For each Fund: 0.33%

         Diversified Bond Fund
         Fund Advisory Fee:               0.25%

         Portfolio:                       Positive Return Bond Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              William D. Giese, CFA (1994) and Patricia Burns, CFA (1998)
         Advisory Fee:                    0.35%

         Portfolio:                       Strategic Value Bond Portfolio
         Subadviser:                      Galliard
         Portfolio Managers:              Richard Merriam, CFA (1997), John Huber (1998), and David Yim (1998)
         Advisory Fee:                    0.50%

         Portfolio:                       Managed Fixed Income Portfolio
         Subadviser:                      Galliard
         Portfolio Managers:              Richard Merriam, CFA (1995) and Ajay Mirza (1998)
         Advisory Fee:                    0.35%


         Income Fund
         Portfolio Manager:               Marjorie H. Grace, CFA (1996)
         Advisory Fee:                    0.50%


         Total Return Bond Fund
         Portfolio:                       Strategic Value Bond Portfolio
         Subadviser:                      Galliard
         Portfolio Managers:              Richard Merriam, CFA (1998), John Huber (1998), and David Yim (1998)
         Advisory Fee:                    0.50%


         Strategic Income Fund
         Fund Advisory Fee:               0.25%

         Portfolio:                       Positive Return Bond Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              William D. Giese (1994), CFA and Patricia Burns (1998)
         Advisory Fee:                    0.35%

         Portfolio:                       Strategic Value Bond Portfolio
         Subadviser:                      Galliard


                                       58

         Portfolio Managers:              Richard Merriam, CFA (1997), John Huber (1998), and David Yim (1998)
         Advisory Fee:                    0.50%

         Portfolio:                       Managed Fixed Income Portfolio
         Subadviser:                      Galliard
         Portfolio Managers:              Richard Merriam, CFA (1995) and Ajay Mirza (1998)
         Advisory Fee:                    0.35%

         Portfolio:                       Stable Income Portfolio
         Subadviser:                      Galliard
         Portfolio Manager:               John Huber (1998)
         Advisory Fee:                    0.30%

         Portfolio:                       Money Market Portfolio
         Portfolio Managers:              David D. Sylvester (1991), Laurie R. White (1991), and Robert G. Leuty
                                          (1998)
         Advisory Fees:                   0.20% - first $300 million; 0.16% - next $400 million; and 0.12% -
                                          remaining

         Portfolio:                       Index Portfolio
         Portfolio Managers:              David D. Sylvester (1996) and Laurie R. White (1996)
         Advisory Fee:                    0.15%

         Portfolio:                       Income Equity Portfolio
         Portfolio Manager:               David L. Roberts, CFA (1994) and Gary J. Dunn (1994)
         Advisory Fee:                    0.50%

         Portfolio:                       Large Company Growth Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         Advisory Fee:                    0.65%

         Portfolios:                      Disciplined Growth Portfolio and  Small Cap Value Portfolio
         Subadviser:                      Smith
         Portfolio Manager:               Stephen S. Smith, CFA (1997)
         Advisory Fee:                    Disciplined Growth Portfolio: 0.90%
                                          Small Cap Value Portfolio: 0.95%

         Portfolio:                       Small Cap Index Portfolio
         Portfolio Managers:              David D. Sylvester (1998) and Laurie R. White (1998)
         Advisory Fee:                    0.25%

         Portfolio:                       Small Company Growth Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              Robert B. Mersky, CFA (1994), and Paul E. von Kuster, CFA (1998)
         Advisory Fee:                    0.90%

         Portfolio:                       Small Company Value Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              Tasso H. Coin, Jr. (1995) and Douglas G. Pugh, CFA (1997)
         Advisory Fee:                    0.90%

         Portfolio:                       International Portfolio
         Adviser:                         Schroder
         Portfolio Manager:               Michael Perelstein (1997)
         Advisory Fee:                    0.45%

         Portfolio:                       International Equity Portfolio
         Subadviser:                      WCM
         Portfolio Managers:              Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)
         Advisory Fee:                    1.20%


                                       59


TAX-FREE FIXED INCOME FUNDS


         Limited Term Tax-Free Fund
         Tax-Free Income Fund
         Portfolio Manager:               William T. Jackson, CFA (1996, 1993)
         Advisory Fee:                    for each Fund: 0.50%


         Colorado Tax-Free Fund
         Portfolio Manager:               William T. Jackson, CFA (1993)
         Advisory Fee:                    0.50% -first $300 million; 0.46% - next $400 million; and 0.42% -
                                          remaining


         Minnesota Intermediate Tax-Free Fund
         Minnesota Tax-Free Fund
         Portfolio Manager:               Patricia D. Hovanetz, CFA (1997, 1991)
         Advisory Fee:                    Minnesota Intermediate Tax-Free Fund: 0.25%
                                          Minnesota Tax-Free Fund
                                          0.50% - first  $300  million;  0.46% -
                                          next $400 million; and 0.42% remaining

BALANCED FUNDS


         Moderate Balanced Fund
         Growth Balanced Fund
         Aggressive Balanced-Equity Fund
         Fund Advisory Fee:               0.25%

         Portfolio:                       Positive Return Bond Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              William D. Giese, CFA (1994) and Patricia Burns (1998)
         Advisory Fee:                    0.35%

         Portfolio:                       Strategic Value Bond Portfolio
         Subadviser:                      Galliard
         Portfolio Managers:              Richard Merriam, CFA (1997), John Huber (1998), and David Yim (1998)
         Advisory Fee:                    0.50%

         Portfolio:                       Managed Fixed Income Portfolio
         Subadviser:                      Galliard
         Portfolio Managers:              Richard Merriam, CFA (1995) and Ajay Mirza (1998)
         Advisory Fee:                    0.35%

         Portfolio:                       Stable Income Portfolio (Moderate Balanced Fund only)
         Subadviser:                      Galliard.
         Portfolio Manager:               John Huber (1998)
         Advisory Fee:                    0.30%

         Portfolio:                       Index Portfolio
         Portfolio Managers:              David D. Sylvester (1996) and Laurie R. White (1996)
         Advisory Fee:                    0.15%

         Portfolio:                       Income Equity Portfolio
         Portfolio Manager:               David L. Roberts, CFA (1994) and Gary J. Dunn (1994)
         Advisory Fee:                    0.50%


                                       60


         Portfolio:                       Large Company Growth Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         Advisory Fee:                    0.65%

         Portfolios:                      Disciplined Growth Portfolio and Small Cap Value Portfolio
         Subadviser:                      Smith
         Portfolio Manager:               Stephen S. Smith, CFA (1997)
         Advisory Fee:                    Disciplined Growth Portfolio: 0.90%
                                          Small Cap Value Portfolio: 0.95%

         Portfolio:                       Small Cap Index Portfolio
         Portfolio Managers:              David D. Sylvester (1998) and Laurie R. White (1998)
         Advisory Fee:                    0.25%

         Portfolio:                       Small Company Growth Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
         Advisory Fee:                    0.90%

         Portfolio:                       Small Company Value Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              Tasso H. Coin (1995), Jr. and Douglas G. Pugh (1997)
         Advisory Fee:                    0.90%

         Portfolio:                       International Portfolio
         Adviser:                         Schroder
         Portfolio Manager:               Michael Perelstein (1997)
         Advisory Fee:                    0.45%

         Portfolio:                       International Equity Portfolio
         Subadviser:                      WCM
         Portfolio Managers:              Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)
         Advisory Fee:                    1.20%

EQUITY FUNDS


         Index Fund
         Portfolio:                       Index Portfolio
         Portfolio Managers:              David D. Sylvester (1996) and Laurie R. White (1996)
         Advisory Fee:                    0.15%


         Income Equity Fund
         Portfolio:                       Income Equity Portfolio
         Portfolio Manager:               David L. Roberts, CFA (1994) and Gary J. Dunn (1994)
         Advisory Fee:                    0.50%.


         ValuGrowth Stock Fund
         Portfolio Manager:               Kelli K. Hill (1999)
         Advisory Fee:                    0.80% - first $300 million; 0.76% - next $400 million; 0.72% - remaining



                                       61


         Diversified Equity Fund
         Growth Equity Fund
         Fund Advisory Fee:               0.25%

         Portfolio:                       Index Portfolio (Diversified Equity Fund only)
         Portfolio Managers:              David D. Sylvester (1996) and Laurie R. White (1996)
         Advisory Fee:                    0.15%

         Portfolio:                       Income Equity Portfolio (Diversified Equity Fund only)
         Portfolio Manager:               David L. Roberts, CFA (1994) and Gary J. Dunn (1994)
         Advisory Fee:                    0.50%

         Portfolio:                       Large Company Growth Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         Advisory Fee:                    0.65%

         Portfolios:                      Disciplined Growth Portfolio (Diversified Equity Fund only) and Small Cap
                                          Value Portfolio
         Subadviser:                      Smith
         Portfolio Manager:               Stephen S. Smith (1997)
         Advisory Fee:                    Disciplined Growth Portfolio: 0.90%
                                          Small Cap Value Portfolio 0.95%

         Portfolio:                       Small Cap Index Portfolio
         Portfolio Managers:              David D. Sylvester (1998) and Laurie R. White (1998)
         Advisory Fee:                    0.25%

         Portfolio:                       Small Company Growth Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
         Advisory Fee:                    0.90%

         Portfolio:                       Small Company Value Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              Tasso H. Coin, Jr. (1995) and Douglas G. Pugh (1997)
         Advisory Fee:                    0.90%

         Portfolio:                       International Portfolio
         Adviser:                         Schroder
         Portfolio Manager:               Michael Perelstein (1997)
         Advisory Fee:                    0.45%

         Portfolio:                       International Equity Portfolio
         Subadviser:                      WCM
         Portfolio Managers:              Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)
         Advisory Fee:                    1.20%





                                       62





         Large Company Growth Fund
         Portfolio:                       Large Company Growth Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         Advisory Fee:                    0.65%


         Diversified Small Cap Fund
         Fund Advisory Fee:               0.25%

         Portfolio:                       Small Cap Index Portfolio
         Portfolio Managers:              David D. Sylvester (1998) and Laurie R. White (1998)
         Advisory Fee:                    0.25%

         Portfolio:                       Small Company Growth Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              Robert B. Mersky, CFA (1994)  and Paul von Kuster, CFA (1998)
         Advisory Fee:                    0.90%

         Portfolio:                       Small Company Value Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              Tasso H. Coin, Jr. (1995) and Douglas G. Pugh (1997)
         Advisory Fee:                    0.90%

         Portfolios:                      Small Cap Value Portfolio
         Subadviser:                      Smith
         Portfolio Manager:               Stephen S. Smith, CFA (1997)
         Advisory Fee:                    0.95%


         Small Company Stock Fund
         Portfolio Manager:               Thomas Zeifang (1999)
         Advisory Fee:                    0.90%


         Small Cap Opportunities Fund
         Portfolio Manager:               Ira L. Unschuld (1998)
         Advisory Fee:                    0.60%


         Small Company Growth Fund
         Portfolio:                       Small Company Growth Portfolio
         Subadviser:                      Peregrine
         Portfolio Managers:              Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
         Advisory Fee:                    0.90%


         International Fund
         Fund Advisory Fee:               0.25%

         Portfolio:                       International Portfolio
         Adviser:                         Schroder
         Portfolio Manager:               Michael Perelstein (1997)
         Advisory Fee:                    0.45%

PORTFOLIO MANAGERS

Norwest Portfolio Managers:

PATRICIA BURNS, associated with Norwest or its affiliates since 19__. Ms. Burns is a Senior Vice-President of Peregrine and has been a portfolio manager at Peregrine for more than ten years.

TASSO H. COIN, JR., associated with Norwest or its affiliates since 1995. Mr. Coin has been a Senior Vice President of Peregrine since 1995. From 1992 to 1995, Mr. Coin was a research officer at Lord Asset Management.

JOHN S. DALE, associated with Norwest or its affiliates since 1968. Mr. Dale is a Senior Vice President of Peregrine.

WILLIAM D. GIESE, associated with Norwest or its affiliates since 1982. Mr. Giese is a Senior Vice President of Peregrine, has been a portfolio manager at Peregrine for more than ten years, and has more than 20 years' experience in fixed income securities management.

MARJORIE H. GRACE, associated with Norwest or its affiliates since 1992. Ms. Grace is a Director, Taxable Fixed Income of Norwest.

KELLI K. HILL, associated with Norwest since 1999. Ms. Hill is also a portfolio manager at WCM, with whom she has been associated since 1989. Ms. Hill is also the Treasurer for the San Francisco Ballet Association Encore!, and a board member for Las Casa de les Madres, the largest women's shelter in the San Francisco area.

PATRICIA D. HOVANETZ, associated with Norwest or its affiliates since 1966. Ms. Hovanetz is a Director-Tax-Exempt Fixed Income of Norwest and has been associated with Norwest or Norwest Bank for more than 25 years in capacities related to municipal bond investments.

JOHN HUBER, associated with Norwest or its affiliates since 1990. Mr. Huber has been a portfolio manager and Corporate Trading Specialist at Galliard since 1995 and has been in investment management since 1991.

WILLIAM T. JACKSON, associated with Norwest or its affiliates since 1993. Mr. Jackson is a Managing Director, Tax-Exempt Fixed Income of Norwest.

ROBERT G. LEUTY, associated with Norwest or its affiliates since 1992. Mr. Leuty is a Senior Portfolio Manager of Norwest.

DAVID S. LUNT, associated with Norwest or its affiliates since 1992. Mr. Lunt is a Managing Director, Equities of Norwest.

RICHARD MERRIAM, associated with Norwest or its affiliates since 1995. Mr. Merriam has been a managing partner of Galliard since 1995 and is responsible for investment process and strategy. Mr. Merriam was previously Chief Investment Officer of Insight Investment Management.

ROBERT B. MERSKY, associated with Norwest or its affiliates since 1968. Mr. Mersky is the President of Peregrine.

AJAY MIRZA, associated with Norwest or its affiliates since 1995. Mr. Mirza has been a Portfolio Manager and Mortgage Specialist with Galliard since 1995. Before joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers.

GARY E. NUSSBAUM, associated with Norwest or its affiliates since 1990. Mr. Nussbaum is a Senior Vice President of Peregrine.

DOUGLAS G. PUGH, associated with Norwest or its affiliates since 1997. Mr. Pugh is a Senior Vice President of Peregrine. Before joining Peregrine, Mr. Pugh was a senior equity analyst and portfolio manager for Advantus Capital Management and an analyst with Kemper Corporation.

DAVID L. ROBERTS, associated with Norwest or its affiliates since 1972. Mr. Roberts is a Managing Director, Equities of Norwest.

STEPHEN S. SMITH, associated with Norwest or its affiliates since 1997. Mr. Smith has been a Chief Investment Officer and principal of the Smith Group since 1995. Mr. Smith previously served as senior portfolio manager with NationsBank and in several capacities with AIM Management Company's Summit Fund.

DAVID D. SYLVESTER, associated with Norwest or its affiliates since 1979. Mr. Sylvester currently is a Managing Director - Reserve Asset Management.

KARL P. TOURVILLE, associated with Norwest or its affiliates since 1986. Mr. Tourville has been a managing partner of Galliard since 1995.

PAUL E. VON KUSTER, associated with Norwest or its affiliates since 1972. Mr. Von Kuster is a Senior Vice President of Peregrine.

LAURIE R. WHITE, associated with Norwest or its affiliates since 1991. Ms. White is a Director-Reserve Asset Management.

DAVID YIM, associated with Norwest or its affiliates since 1995. Mr. Yim has been a portfolio manager and Director of Investment Research of Galliard since 1995 and previously worked for American Express Financial Advisors as a Research Analyst.

THOMAS ZEIFANG, associated with Norwest or its affiliates since 1999. Mr. Zeifang also is a portfolio manager at WCM, with whom he has been associated since 1995. Prior to 1995, he served as an analyst at Fleet Investment Advisors.

Schroder Portfolio Managers:

MARK BRIDGEMAN, associated with Schroder or its affiliates since 1990. Mr. Bridgeman is a Vice President of Schroder.

HEATHER CRIGHTON, associated with Schroder or its affiliates since 1992. Ms. Crighton is a Vice President of Schroder.

MICHAEL PERELSTEIN, associated with Schroder or its affiliates since 1997. Mr. Perelstein has been a Senior Vice President of Schroder since January 1997. Previously Mr. Perelstein was a Managing Director at MacKay Shields.

JOHN A. TROIANO, associated with Schroder or its affiliates since 1981. Mr. Troiano has been Chief Executive Officer of Schroder since April 1, 1997 and a Managing Director of Schroder since October 1995.

Wells Fargo Portfolio Managers:

STACEY HO, CFA, associated with WCM since 1997. Ms. Ho is co-manager for the international equity portfolios and funds. Prior thereto, she was a senior portfolio manager at Clemente Capital Management and prior thereto, managed Japanese and U.S. equity portfolios at Edison International.

KATHERINE SCHAPIRO, CFA, associated with WFB since 1992. Prior to her association with WFB, she was a vice president and fund manager for Newport Pacific Management, an international investment advisory firm based in San Francisco. Ms. Schapiro is President of the Security Analysts of San Francisco.

DORMANT INVESTMENT ADVISORY ARRANGEMENTS

         Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by a Fund that invests in 1 or more Portfolios. Norwest does not receive any compensation under this arrangement as long as a Fund invests entirely in Portfolios. If a Fund redeems assets from a Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

OTHER FUND SERVICES

         The FORUM FINANCIAL GROUP of companies provide managerial, administrative, and underwriting services to the Funds. NORWEST BANK acts as the Funds' transfer agent, dividend disbursing agent, and custodian.

HOW TO BUY AND SELL SHARES

CLASSES OF SHARES

         This Prospectus offers certain classes of shares of the Funds. Each class is designed for a different type of investor and may have different fees or investment minimums.

          o All Money Market Funds, except Ready Cash Investment Fund, offer Institutional Shares. Institutional Shares are designed for institutional investors.

          o    Ready Cash  Investment Fund and Municipal Money Market Fund offer
               Investor   Shares.   Investor  Shares  are  designed  for  retail
               investors.

          o All Funds, other than Money Market Funds, offer I Shares. I Shares are designed for clients of investment advisers and bank trust departments, trust companies, and their affiliates, including broker-dealers if the Fund does not offer other classes of shares.

DETERMINATION OF NET ASSET VALUE

         Each Fund determines its net asset value or NAV on each Fund business day, which is any day that the New York Stock Exchange is open, by dividing the value of its net assets (i.e.,. the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Funds determine their net asset values at the following times:


Municipal Money Market Fund                            Noon, Eastern Time

Treasury Fund                                          1:00 p.m.,  Eastern Time

U.S.  Government  Fund                                 2:00 p.m.,  Eastern Time

Cash  Investment  Fund and Ready Cash Investment Fund  3:00 p.m.,  Eastern Time

Each other Fund                                        4:00 p.m.,  Eastern Time

Treasury Plus Fund                                     5:00 p.m.,  Eastern Time

         All Funds other than Money Market Funds value portfolio securities at current market value if market quotations are readily available. If market quotations are not readily available, the Funds value those securities at fair value as determined by or pursuant to procedures adopted by the Board.

         In order to maintain net asset value per share at $1.00, the Money Market Funds (and the Portfolios in which they invest) value their portfolio securities at amortized cost. Amortized cost valuation involves valuing an instrument at its cost and then assuming a constant amortization to maturity of any discount or premium.

         European, Far Eastern, and other international securities exchanges and over-the-counter markets normally complete trading well before the close of business on each Fund business day. Trading in foreign securities, however, may not take place on all Fund business days or may take place on days that are not Fund business days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities. If events occur that affect the securities' value after the close of the markets on which they trade, the Funds may make an adjustment to the value of the securities for purposes of determining net asset value.

         For purposes of determining net asset value, the Funds convert all assets and liabilities denominated in foreign currencies into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

         You may purchase or redeem shares at a price equal to their NAV next determined after receipt of your purchase order, or redemption request in proper form on fund business day.

GENERAL PURCHASE INFORMATION

         You may purchase shares directly or through a financial institution. The Funds' transfer agent processes all transactions in Fund shares.

         You may purchase and redeem Fund shares without a sales or redemption charge. I Shares and Investor Shares require a minimum initial investment of $1,000 and a minimum subsequent investments of $100. Institutional Shares require a minimum initial investment of $100,000 and have no minimum for subsequent investments.

         If you purchase Money Market Fund shares, your shares become eligible to receive distributions on the day that your order is accepted. If you purchase shares of any other Fund, your shares become eligible to receive distributions the Fund Business Day after a purchase order is received in proper form.

         The Funds reserve the right to reject any subscription for the purchase of shares. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.

         If you purchase Money Market Fund shares, your order will not be complete until the Fund receives immediately available funds. The Money Market Funds must receive purchase and redemption orders before the times indicated below..

                                                Times indicated are Eastern Time
                                              order must be      payment must be
                                               received by         received by
             Cash Investment Fund               3:00 p.m.             4:00 p.m.
             Ready Cash Investment Fund         3:00 p.m.             4:00 p.m.
             U.S. Government Fund               2:00 p.m.             4:00 p.m.
             Treasury Plus Fund                 5:00 p.m.             5:00 p.m.
             Treasury Fund                      1:00 p.m.             4:00 p.m.
             Municipal Money Market Fund           Noon               4:00 p.m.

         The Money Market Funds may advance the time by which purchase or redemption orders and payments must be received on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or other circumstances affect a Fund's trading hours.

PURCHASE PROCEDURES

DIRECT PURCHASES

         You may obtain an account application by writing Norwest Advantage Funds at the following address:

By regular mail:                    NORWEST ADVANTAGE FUNDS
                                    [NAME OF FUND]
                                    P.O. Box 8265
                                    Boston, MA 02266-8265

By overnight mail only to: NORWEST ADVANTAGE FUNDS
                                    [NAME OF FUND]
                                    Attn: CCSU
                                    Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

          When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

          You must pay for your shares in U.S. dollars by check or money order drawn on a U.S. bank, by bank or federal funds wire transfer, or by electronic bank transfer. Cash cannot be accepted.

          Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.

PURCHASES BY MAIL

         You may send a check or money order along with a completed account application to Norwest Advantage Funds at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within 2 business days after receipt of the check. Checks drawn on some non-member banks may take longer. If your check does not clear, the purchase order will be canceled and you will be liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent, or the distributor.

         To purchase shares for individual or Uniform Gift to Minors Act accounts, you must write a check or purchase a money order payable to Norwest Advantage Funds, or endorse a check made out to you to Norwest Advantage Funds. For corporation, partnership, trust, 401(k) plan, or other non-individual type accounts, make the check used to purchase shares payable to Norwest Advantage Funds. No other methods of payment by check will be accepted for these types of accounts.

PURCHASES BY BANK WIRE

         You must first telephone the Funds' transfer agent at 1-612-667-8833 or 1-800-338-1348 to obtain an account number before making an initial investment in a Fund by bank wire. Then instruct your bank to wire your money immediately to:

                           STATE STREET BANK & TRUST
                           BOSTON, MA
                           ABA      011000028
                           FNF: (NORWEST ADVANTAGE FUND NAME)
                           AC: 9905-434-8
                           FOR FURTHER CREDIT: ___________________
                           (NAME ON NORWEST FUND ACCOUNT AND FUND ACCOUNT NUMBER

         Complete and mail the account application promptly. Your bank may charge for transmitting the money by wire. The Funds do not charge for the receipt of wire transfers. The Funds treat payment by bank wire as a federal funds payment when received.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

         You may purchase and redeem shares through certain broker-dealers, banks, and other financial institutions. When you purchase a Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming, or exchanging shares.

SUBSEQUENT PURCHASES OF SHARES

         You can make subsequent purchases by mailing a check, by sending a bank wire, or through a financial institution as indicated above. All payments should clearly indicate your name and account number.

GENERAL REDEMPTION INFORMATION

         You may  redeem  Fund  shares  at  their  net  asset  value on any Fund
         Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions.

         Fund shares are redeemed as of the next determination of the Fund's net asset value following receipt by the transfer agent of the redemption order in proper form (and any supporting documentation that the transfer agent may require). Redeemed Money Market Fund shares are not entitled to receive distributions on the day on which the redemption is effective. Redeemed shares of any other Fund are not entitled to receive distributions after the day on which the redemption is effective.

         Redemption orders for Money Market Fund shares are accepted up to the times indicated above for acceptance of purchase orders of Money Market Fund shares. As described above, the Money Market Funds may advance the times for receipt of redemption orders.

         Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the New York Stock Exchange is closed (or trading is restricted) for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

         To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5)
         distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and (11) the payment of redemption proceeds to any address, person or account for which there are not established standing instructions.

         You may obtain signature guarantees at any of the following types of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations or other eligible institutions. The specific institution must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

         The Funds and the transfer agent will use reasonable procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Funds and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.

         Because of the cost of maintaining smaller accounts, Norwest Advantage Funds may redeem, upon not less than 60 days' written notice, any account holding I Shares or Investor Shares with a net asset value of less than $1,000 or any account holding Institutional Shares with a net asset value of less than $100,000 immediately following any redemption.

REDEMPTION PROCEDURES

         If you have invested directly in a Fund, you may redeem your shares as described below. If you have invested through a financial institution, you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire, you should complete the appropriate sections of the account application. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

REDEMPTION BY MAIL

         You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signatures guaranteed.

REDEMPTION BY TELEPHONE

         If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

REDEMPTION BY BANK WIRE

         If you have elected wire redemption privileges, you may request a Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank redemptions by telephone. Redemption proceeds are transmitted by wire on the Fund Business Day of, in the case of Money Market Funds, or after, in the case of other Funds, the transfer agent receives a redemption request in proper form.

EXCHANGES

         If you hold I Shares or Institutional Shares, you may exchange those shares for I Shares or Institutional Shares of other Funds offering those shares. If you hold Investor Shares, you may exchange those shares for Investor Shares of the Funds offering Investor Shares or for a class of shares of certain of the Funds that is not offered by this prospectus. Call or write the transfer agent for more information.

         The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Funds, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of the Fund into which you are exchanging.

         You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a Fund only if that Fund's shares legally may be sold in your state of residence.

         The Funds and federal tax law treat an exchange as a  redemption  and a
         purchase  of  shares.   The  Funds  may  amend  or  terminate  exchange
         procedures on 60 days' notice.

EXCHANGES BY MAIL

         You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

EXCHANGES BY TELEPHONE

         If you have telephone exchange privileges, you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number.

DISTRIBUTIONS AND TAX MATTERS


DISTRIBUTIONS

         Distributions of net investment income are declared and paid as follows:



            Declared daily and paid monthly:           Each Money Market Fund,  Limited Term Government  Income Fund,
                                                       Income Fund,  Total Return Bond Fund,  and each Tax-Free Fixed
                                                       Income Fund.

            Declared and paid monthly:                 Stable Income Fund,  Intermediate  Government Income Fund, and
                                                       Diversified Bond Fund.

            Declared and paid quarterly:               Income Equity Fund,  ValuGrowth  Stock Fund, and Small Company
                                                       Stock Fund.

            Declared and    paid     annually:
                                                       Strategic   Income    Fund,  each  Balanced  Fund, Index Fund,
                                                       Diversified Equity Fund, Growth  Equity  Fund, Large   Company
                                                       Growth  Fund,   Diversified  Small   Cap   Fund,   Small   Cap
                                                       Opportunities Fund, Small Company Growth Fund,and International
                                                       Fund.



          Each Fund's net capital gain, if any, is distributed at least annually.

          You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option, and the Directed Dividend Option.

               o Under the Reinvestment Option, all distributions of a Fund are automatically invested in additional shares of that Fund. You are automatically assigned this option unless you select another option.

               o Under the Cash Option, you are paid all distributions in cash.

               o    Under the Directed Dividend Option, if you own $10,000 or
                      more of a Fund's shares in a single account, you can have that Fund's distributions reinvested in shares of another Fund. Call or write the transfer agent for more information about the Directed Dividend Option.

         All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a Fund. All distributions reinvested in a Fund are reinvested at the Fund's net asset value as of the payment date of the distribution.

TAX MATTERS

         The Funds are managed so that they do not owe federal income or excise taxes. Distributions paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any distribution of net capital gain received on those shares.

         Distributions (other than distributions of net investment income of Funds that distribute net investment income daily) reduce the net asset value of the Fund paying the distribution by the amount of the distribution. Furthermore, a distribution made shortly after you purchase shares, although in effect a return of capital to you, is taxable.

FUNDS INVESTING IN FOREIGN SECURITIES

         If a Fund receives investment income from sources within foreign countries, that income may be subject to foreign income or other taxes. International Fund intends, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio and Schroder EM Core Portfolio. If you own shares of International Fund, you will be notified of your share of those foreign taxes and will be required to treat the amount of the foreign taxes as additional income. In that event, you may be entitled to claim a credit or deduction for those taxes on your federal income tax return.

TAX-EXEMPT DISTRIBUTIONS

         Generally,   you  will  not  be  subject  to  federal   income  tax  on
         distributions paid by Municipal Money Market Fund or by a Tax-Free Fixed Income Fund out of tax-exempt interest income earned by the Fund ("exempt-interest distributions"). If you use, or are related to someone who uses, facilities financed by private activity bonds held by a Fund, you may be subject to federal income tax on your pro rata share of the interest income from those securities and should consult your tax adviser before purchasing shares. Interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal AMT imposed on individuals and corporations. In addition, exempt-interest distributions are included in the "adjusted current earnings" of corporations for AMT purposes. As noted above, the Municipal Money Market Fund and each Tax-Free Fixed Income Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Further, capital gain, if any, distributed by these Funds are subject to tax. If you borrow money to purchase or carry shares of these Funds, the interest on your debt generally is not deductible for federal income tax purposes. If shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

         MUNICIPAL MONEY MARKET FUND, LIMITED-TERM TAX-FREE FUND, and TAX-FREE INCOME FUND. The federal income tax exemption on exempt-interest distributions does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. You may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which you reside. You may, however, be subject to tax on distributions of interest derived from the municipal securities of other jurisdictions. Consult your tax adviser concerning the application of state and local taxes to investments in a Fund that may differ from the federal income tax consequences described above.

         COLORADO TAX-FREE FUND. It is anticipated that substantially all of the exempt interest distributions paid by the Fund to individuals will be exempt from Colorado personal income tax. Distributions made by the Fund to Colorado individuals, trusts, estates, and corporations subject to the Colorado income tax generally will be treated for Colorado income tax purposes in the same manner as they are treated for federal income tax purposes. Some differences may arise for taxpayers subject to the AMT because interest on Colorado private activity bonds is not a preference item for Colorado income tax purposes. Furthermore, Colorado has no corporate AMT. Because the Fund may, except as indicated, purchase only Colorado municipal securities, none of the exempt-interest distributions paid by the Fund will be subject to Colorado income tax.

         MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND. It is anticipated that substantially all of the exempt-interest distributions paid by the Fund to individuals will be exempt from Minnesota personal income tax. Interest earned on Minnesota municipal securities is generally excluded from gross income for Minnesota state income tax purposes, while interest earned on securities issued by municipal issuers from other states is not excluded. At least 95% of the exempt-interest distributions paid by the Fund must be derived from Minnesota municipal securities in order for any portion of the exempt-interest distributions paid by the Fund to be exempt from the Minnesota personal income tax. Exempt-interest distributions paid by the Fund to shareholders that are corporations are subject to Minnesota franchise tax.

         Under Minnesota law, if the difference in state income tax treatment between Minnesota municipal securities and the municipal securities of issuers in other states should be judicially determined to discriminate against interstate commerce, the Minnesota legislature has expressed its intention that the discrimination be remedied by adding interest on Minnesota municipal securities to the taxable income of Minnesota residents. This treatment would begin with the taxable years that begin during the calendar year in which the court's decision is final. If the interest on Minnesota municipal securities is determined in general to be taxable income for Minnesota income tax, the Fund will consider what actions are to be taken in light of its current investment objectives and investment policies.

         The Minnesota AMT on resident individuals is based in part on their income for purposes of the federal AMT. Accordingly, individual shareholders of the Fund may be subject to the Minnesota AMT on exempt-interest distributions paid by the Fund which are attributable to interest received by the Fund on certain private activity securities, even though those distributions are exempt from the regular Minnesota personal income tax.

OTHER INFORMATION

FUND REORGANIZATIONS

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds approved the reorganization of each Norwest Advantage Fund into a new portfolio of Wells Fargo Funds Trust. The reorganizations are part of a plan to consolidate the Stagecoach and Norwest Advantage fund families following the November 1998 merger of Wells Fargo & Company and Norwest Corporation. Norwest Advantage Funds presented each proposed fund reorganization to the fund's shareholders for their approval at a special shareholders' meeting that was held in August 1999.

THE SHAREHOLDERS OF EACH OF THE NORWEST ADVANTAGE FUNDS APPROVED THE FUND REORGANIZATIONS AND EACH OF THE NORWEST ADVANTAGE FUNDS WILL REORGANIZE INTO A CORRESPONDING WELLS FARGO FUNDS TRUST PORTFOLIO AS APPROVED BY THE FUNDS' SHAREHOLDERS.

You may not purchase shares of the Wells Fargo Funds Trust portfolios until after the reorganizations occur, but you currently may purchase shares of substantially similar funds within the Stagecoach or Norwest Advantage fund families.

THE FUNDS' REORGANIZATIONS (EXCEPT FOR THOSE OF READY CASH INVESTMENT FUND AND MUNICIPAL MONEY MARKET FUND) ARE EXPECTED TO BE TAX-FREE TRANSACTIONS. READY CASH INVESTMENT FUND'S AND MUNICIPAL MONEY MARKET FUND'S REORGANIZATIONS WILL NOT BE TAX-FREE TRANSACTIONS, BUT ARE NOT EXPECTED TO RESULT IN TAX CONSEQUENCES TO SHAREHOLDERS.

If you have any questions, you should call 1-800-394-0736.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for 10 years or, if shorter, the Fund's operating history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund, assuming reinvestment of all distributions. The information from June 1, 1994 through May 31, 1999, has been audited by _____________________, independent auditors, whose reports dated July 16, 1998 about a Fund, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available at no charge upon request. These financial statements are incorporated by reference into the SAI. Other independent auditors audited information for prior periods.

THE MONEY MARKET FUNDS

                                                                               Net Realized

                                                                                    and       Distributions  Capital       Ending
                                            Beginning Net         Net           Unrealized     from Net   Contribution   Net Asset
MONEY MARKET FUNDS - I SHARES                Asset Value       Investment       Gain (Loss)   Investment      From        Value Per
                                              Per Share          Income       on Investments     Income      Adviser       Share
-----------------------------------------------------------------------------------------------------------------------------------
Cash Investment Fund
Year Ended May 31, 1999                         $1.00            $0.049             --         ($0.049)        --          $1.00
Year Ended May 31, 1998                         $1.00            $0.053             --         ($0.053)        --          $1.00
Year Ended May 31, 1997                         $1.00            $0.051             --         ($0.051)        --          $1.00
Year Ended May 31, 1996                         $1.00            $0.054             --         ($0.054)        --          $1.00
Year Ended May 31, 1995                         $1.00            $0.049             --         ($0.049)        --          $1.00
Year Ended May 31, 1994                         $1.00            $0.031             --         ($0.031)        --          $1.00
Year Ended May 31, 1993                         $1.00            $0.033             --         ($0.033)        --          $1.00
December 1, 1991 to May 31, 1992                $1.00            $0.021             --         ($0.021)        --          $1.00
Year Ended November 30, 1991                    $1.00            $0.061             --         ($0.061)        --          $1.00
Year Ended November 30, 1990                    $1.00            $0.079             --         ($0.079)        --          $1.00
Year Ended November 30, 1989                    $1.00            $0.088             --         ($0.088)        --          $1.00
Year Ended November 30, 1988                    $1.00            $0.071             --         ($0.071)        --          $1.00
Ready Cash Investment Fund- Investor Shares
Year Ended May 31, 1999                         $1.00            $0.046             --         ($0.046)        --          $1.00
Year Ended May 31, 1998                         $1.00            $0.050             --         ($0.050)        --          $1.00
Year Ended May 31, 1997                         $1.00            $0.047             --         ($0.047)        --          $1.00
Year Ended May 31, 1996                         $1.00            $0.051             --         ($0.051)        --          $1.00
Year Ended May 31, 1995                         $1.00            $0.045             --         ($0.045)        --          $1.00
Year Ended May 31, 1994                         $1.00            $0.027             --         ($0.027)        --          $1.00
Year Ended May 31, 1993                         $1.00            $0.030             --         ($0.030)        --          $1.00
December 1, 1991 to May 31, 1992                $1.00            $0.020             --         ($0.020)        --          $1.00
Year Ended November 30, 1991                    $1.00            $0.058             --         ($0.058)        --          $1.00
Year Ended November 30, 1990                    $1.00            $0.076             --         ($0.076)        --          $1.00
Year Ended November 30, 1989                    $1.00            $0.085             --         ($0.085)        --          $1.00
January 20, 1988(e) to November 30, 1988        $1.00            $0.059             --         ($0.059)        --          $1.00






                                                                               Net Realized

                                                                                    And       Distributions  Capital       Ending
                                            Beginning Net         Net           Unrealized     from Net   Contribution   Net Asset
                                             Asset Value       Investment       Gain (Loss)   Investment      From        Value Per
                                              Per Share          Income       on Investments     Income      Adviser       Share
-----------------------------------------------------------------------------------------------------------------------------------




U.S. Government Fund
Year Ended May 31, 1999                         $1.00            $0.047             --         ($0.047)        --          $1.00
Year Ended May 31, 1998                         $1.00            $0.051             --         ($0.051)        --          $1.00
Year Ended May 31, 1997                         $1.00            $0.049             --         ($0.049)        --          $1.00
Year Ended May 31, 1996                         $1.00            $0.052             --         ($0.052)        --          $1.00
Year Ended May 31, 1995                         $1.00            $0.047             --         ($0.047)        --          $1.00
Year Ended May 31, 1994                         $1.00            $0.030             --         ($0.030)        --          $1.00
Year Ended May 31, 1993                         $1.00            $0.030             --         ($0.030)        --          $1.00
December 1, 1991 to May 31, 1992                $1.00            $0.020             --         ($0.020)        --          $1.00
Year Ended November 30, 1991                    $1.00            $0.058             --         ($0.058)        --          $1.00
Year Ended November 30, 1990                    $1.00            $0.077             --         ($0.077)        --          $1.00
Year Ended November 30, 1989                    $1.00            $0.085             --         ($0.085)        --          $1.00
Year Ended November 30, 1988                    $1.00            $0.069             --         ($0.069)        --          $1.00
Treasury Plus Fund
July 6, 1998(e) to May 31, 1999                 $1.00            $0.033             --         ($0.033)        --          $1.00
Treasury Fund
Year Ended May 31, 1999                         $1.00            $0.044             --         ($0.044)        --          $1.00
Year Ended May 31, 1998                         $1.00            $0.049             --         ($0.049)        --          $1.00
Year Ended May 31, 1997                         $1.00            $0.047             --         ($0.047)        --          $1.00
Year Ended May 31, 1996                         $1.00            $0.050             --         ($0.050)        --          $1.00
Year Ended May 31, 1995                         $1.00            $0.046             --         ($0.046)        --          $1.00
Year Ended May 31, 1994                         $1.00            $0.028             --         ($0.028)        --          $1.00
Year Ended May 31, 1993                         $1.00            $0.029             --         ($0.029)        --          $1.00
December 1, 1991 to May 31, 1992                $1.00            $0.020             --         ($0.020)        --          $1.00
December 3, 1990(e) to November 30, 1991        $1.00            $0.058             --         ($0.058)        --          $1.00







Municipal Money Market Fund




Investor Shares
Year Ended May 31, 1999                         $1.00            $0.027             --         ($0.027)        --          $1.00
Year Ended May 31, 1998                         $1.00            $0.031             --         ($0.031)        --          $1.00
Year Ended May 31, 1997                         $1.00            $0.030             --         ($0.030)        --          $1.00
Year Ended May 31, 1996                         $1.00            $0.033             --         ($0.033)        --          $1.00
Year Ended May 31, 1995                         $1.00            $0.031          ($0.004)      ($0.031)      $0.004        $1.00
Year Ended May 31, 1994                         $1.00            $0.021             --         ($0.021)        --          $1.00
Year Ended May 31, 1993                         $1.00            $0.021             --         ($0.021)        --          $1.00
December 1, 1991 to May 31, 1992                $1.00            $0.014             --         ($0.014)        --          $1.00
Year Ended November 30, 1991                    $1.00            $0.042             --         ($0.042)        --          $1.00
Year Ended November 30, 1990                    $1.00            $0.053             --         ($0.053)        --          $1.00
Year Ended November 30, 1989                    $1.00            $0.058             --         ($0.058)        --          $1.00
January 7, 1988(e) to November 30, 1988         $1.00            $0.042             --         ($0.042)        --          $1.00
Institutional Shares
Year Ended May 31, 1998                         $1.00            $0.029             --         ($0.029)        --          $1.00
Year Ended May 31, 1998                         $1.00            $0.033             --         ($0.033)        --          $1.00
Year Ended May 31, 1997                         $1.00            $0.032             --         ($0.032)        --          $1.00
Year Ended May 31, 1996                         $1.00            $0.035             --         ($0.035)        --          $1.00
Year Ended May 31, 1995                         $1.00            $0.033          ($0.004)      ($0.033)      $0.004        $1.00
August 3, 1993(e) to May 31, 1994               $1.00            $0.019             --         ($0.019)        --          $1.00
----------------------------------------------------------------------------------------------
                                                       Ratio to Average
                                                            Net Assets
                                             --------------------------------------

                                                    Net                                          Net Assets at
MONEY MARKET FUNDS - I SHARES                  Investment      Net         Gross       Total     End of Period
                                                  Income    Expenses     Expenses(a)  Return(b) (000's Omitted
------------------------------------------------------------------------------------------------------------------------------
Cash Investment Fund
Year Ended May 31, 1999                             4.91%(d)    0.48%(d)     0.57%(d)    5.04%       $5,481,802
Year Ended May 31, 1998                             5.29%(d)    0.48%(d)     0.57% (d)   5.42%       $4,685,818
Year Ended May 31, 1997                             5.07%       0.48%        0.49%       5.21%         $2,147,894
Year Ended May 31, 1996                             5.36%       0.48%        0.49%       5.50%         $1,739,549
Year Ended May 31, 1995                             4.87%       0.48%        0.50%       4.96%         $1,464,304
Year Ended May 31, 1994                             3.11%       0.49%        0.49%       3.16%         $1,381,402
Year Ended May 31, 1993                             3.29%       0.50%        0.51%       3.36%         $1,944,948
December 1, 1991 to May 31, 1992                    4.23%(c)    0.50%(c)     0.56%(c)    4.29%(c)      $1,292,196
Year Ended November 30, 1991                        6.11%       0.51%        0.54%       6.31%         $1,004,979
Year Ended November 30, 1990                        7.92%       0.45%        0.57%       8.22%           $747,744
Year Ended November 30, 1989                        8.81%       0.45%        0.64%       9.22%           $662,698
Year Ended November 30, 1988                        7.00%       0.43%        0.74%       7.32%           $316,349
Ready Cash Investment Fund- Investor Shares
Year Ended May 31, 1999                             4.46%(d)    0.82%(d)     0.82%(d)      4.68%         $953,175
Year Ended May 31, 1998                             4.95%(d)    0.82%(d)     0.82%(d)      5.07%         $789,380
Year Ended May 31, 1997                             4.75%       0.82%        0.83%       4.87%           $576,011
Year Ended May 31, 1996                             5.02%       0.82%        0.87%       5.17%           $473,879
Year Ended May 31, 1995                             4.64%       0.82%        0.91%       4.62%           $268,603
Year Ended May 31, 1994                             2.70%       0.82%        0.92%       2.74%           $164,138
Year Ended May 31, 1993                             3.04%       0.82%        0.94%       3.08%           $162,585
December 1, 1991 to May 31, 1992                    4.01%(c)    0.82%(c)     0.93%(c)    4.05%(c)        $176,378
Year Ended November 30, 1991                        5.81%       0.82%        0.96%       5.98%           $183,775
Year Ended November 30, 1990                        7.56%       0.82%        0.97%       7.83%           $166,911
Year Ended November 30, 1989                        8.51%       0.81%        0.99%       8.86%           $144,117
January 20, 1988(e) to November 30, 1988            7.11%(c)    0.77%(c)     1.13%(c)    6.97%(c)         $46,736





                                                   Ratio to Average
                                                        Net Assets
                                                     --------------------------------------

                                       Net                                          Net Assets at
                                  Investment      Net         Gross       Total     End of Period
                                      Income    Expenses    Expenses(a)  Return(b) (000's Omitted)
-------------------------------------------------------------------------------------------------------------------------------




U.S. Government Fund
Year Ended May 31, 1999                4.69%       0.50%        0.52%       4.81%         $3,368,534
Year Ended May 31, 1998                5.08%       0.50%        0.51%       5.20%         $2,260,208
Year Ended May 31, 1997                4.91%       0.49%        0.49%       5.04%         $1,912,574
Year Ended May 31, 1996                5.13%       0.50%        0.51%       5.27%         $1,649,721
Year Ended May 31, 1995                4.68%       0.50%        0.52%       4.81%         $1,159,421
Year Ended May 31, 1994                3.02%       0.47%        0.53%       3.07%         $1,091,141
Year Ended May 31, 1993                3.00%       0.45%        0.57%       3.06%           $903,274
December 1, 1991 to May 31, 1992       3.99%(c)    0.45%(c)     0.61%(c)    4.07%(c)          $623,685
Year Ended November 30, 1991           5.84%       0.45%        0.60%       6.00%           $469,487
Year Ended November 30, 1990           7.66%       0.45%        0.61%       7.94%           $500,794
Year Ended November 30, 1989           8.51%       0.45%        0.65%       8.87%           $394,137
Year Ended November 30, 1988           6.87%       0.42%        0.73%       7.13%           $254,104
Treasury Plus Fund
July 6, 1998(e) to May 31, 1999        4.25%(c)    0.50%(c)     0.84%(c)      3.30%            $92,139
Treasury Fund
Year Ended May 31, 1999                4.34%       0.46%        0.53%       4.49%         $1,548,549
Year Ended May 31, 1998                4.89%       0.46%        0.54%       5.00%         $1,440,515
Year Ended May 31, 1997                4.74%       0.46%        0.53%       4.87%         $1,003,697
Year Ended May 31, 1996                4.91%       0.46%        0.56%       5.04%           $802,270
Year Ended May 31, 1995                4.62%       0.46%        0.57%       4.65%           $661,098
Year Ended May 31, 1994                2.81%       0.46%        0.58%       2.83%           $526,483
Year Ended May 31, 1993                2.93%       0.47%        0.58%       2.98%           $384,751
December 1, 1991 to May 31, 1992       4.01%(c)    0.47%(c)     0.59%(c)    4.07%(c)          $374,492
December 3, 1990(e) to November 30, 1991 5.62%(c)    0.31%(c)     0.66%(c)    6.02%(c)          $354,200







Municipal Money Market Fund




Investor Shares
Year Ended May 31, 1999                 2.72%       0.65%        0.86%       2.76%            $41,174
Year Ended May 31, 1998                 3.13%       0.65%        0.83%       3.18%            $44,070
Year Ended May 31, 1997                 3.01%       0.65%        0.87%       3.08%            $54,616
Year Ended May 31, 1996                 3.25%       0.65%        0.88%       3.31%            $57,021
Year Ended May 31, 1995                 3.10%       0.65%        0.93%     3.13%(f)           $47,424
Year Ended May 31, 1994                 2.03%       0.65%        0.99%       2.09%            $33,554
Year Ended May 31, 1993                 2.13%       0.65%        0.97%       2.18%            $75,521
December 1, 1991 to May 31, 1992        2.81%(c)    0.63%(c)     0.96%(c)    2.89%(c)           $82,678
Year Ended November 30, 1991            4.10%       0.64%        1.08%       4.26%            $66,327
Year Ended November 30, 1990            5.34%       0.64%        1.16%       5.48%            $29,801
Year Ended November 30, 1989            5.78%       0.62%        1.15%       5.94%            $18,639
January 7, 1988(e) to November 30, 1988 4.64%(c)    0.60%(c)     1.20%(c)    4.76%(c)            $8,963
Institutional Shares
Year Ended May 31, 1998                 2.91%       0.45%        0.57%       2.97%         $1,019,589
Year Ended May 31, 1998                 3.32%       0.45%        0.59%       3.39%           $977,693
Year Ended May 31, 1997                 3.21%       0.45%        0.70%       3.28%           $635,655
Year Ended May 31, 1996                 3.41%       0.45%        0.72%       3.52%           $592,436
Year Ended May 31, 1995                 3.37%       0.45%        0.74%     3.33%(f)          $278,953
August 3, 1993(e) to May 31, 1994       2.33%(c)    0.45%(c)     0.77%(c)    2.34%(c)          $190,356
----------------------------------------------------------------------------------------------


(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return would have been lower absent expense reimbursements and fee waivers.
(c) Annualized.
(d) Includes expenses allocated from the Portfolio(s) in which the Fund invests.
(e) Commencement of operations; Municipal Money Market Fund's initial class became Investor Shares.
(f) Total Return for 1995 includes the effect of a capital contribution from Norwest Bank. Without the capital contribution, total return would have been 2.59% for Investor Shares and 2.79% for Institutional Shares.



                                                                        Net Realized

                                                                            and       DistributionDistributions   Ending
                                            Beginning        Net         Unrealized    from Net     from Net     Net Asset
                                               Net
FIXED INCOME FUNDS - I SHARES              Asset Value    Investment    Gain (Loss)   Investment    Realized     Value Per
                                            Per Share       Income     on Investments    Income       Gain         Share
----------------------------------------------------------------------------------------------------------------------------
Stable Income Fund
Year Ended May 31, 1999                      $10.30         $0.52         ($0.02)       ($0.53)        --         $10.27
Year Ended May 31, 1998                      $10.24         $0.58          $0.05        ($0.57)        --         $10.30
Year Ended May 31, 1997                      $10.20         $0.58          $0.04        ($0.58)        --         $10.24
November 1, 1995 to May 31, 1996             $10.72         $0.28          $0.03        ($0.77)      ($0.06)      $10.20
November 11, 1994(e) to October 31, 1995     $10.00         $0.50          $0.22          --           --         $10.72
Limited Term Government Income Fund
Year Ended May 31, 1999                       $9.88         $0.58         ($0.12)       ($0.58)      (40.05)       $9.71
October 1, 1997(e) to May 31, 1998           $10.00         $0.38         ($0.11)       ($0.38)      ($0.01)       $9.88
Year Ended May 31, 1999                      $11.22         $0.66         ($0.18)       ($0.65)        --         $11.05
Year Ended May 31, 1998                      $10.84         $0.71          $0.37        ($0.70)        --         $11.22
Year Ended May 31, 1997                      $10.89         $0.72         ($0.04)       ($0.73)        --         $10.84
November 1, 1995 to May 31, 1996             $12.40         $0.40          $0.53        ($1.32)      ($1.12)      $10.89
November 11, 1994(e) to October 31,          $11.11         $0.93          $0.36          --           --         $12.40
1995(g)
Diversified Bond Fund
Year Ended May 31, 1999                      $27.03         $1.34         ($0.17)       ($1.43)      ($0.66       $26.11
Year Ended May 31, 1998                      $25.60         $1.61          $1.51        ($1.66)      ($0.03)      $27.03
Year Ended May 31, 1997                      $26.03         $1.59          $0.01        ($1.69)      ($0.34)      $25.60
November 1, 1995 to May 31, 1996             $27.92         $1.07         ($0.99)       ($1.67)      ($0.30)      $26.03
November 11, 1994(e) to October 31, 1995     $25.08         $1.65          $1.19          --           --         $27.92
Income Fund
Year Ended May 31, 1999                       $9.78         $0.59         ($0.31)       ($0.59)        --          $9.47
Year Ended May 31, 1998                       $9.27         $0.61          $0.51        ($0.61)        --          $9.78
Year Ended May 31, 1997                       $9.26         $0.62          $0.01        ($0.62)        --          $9.27
Year Ended May 31, 1996                       $9.62         $0.61         ($0.36)       ($0.61)        --          $9.26
Year Ended May 31, 1995                       $9.51         $0.65          $0.11        ($0.65)        --          $9.62
August 2, 1993(e) to May 31, 1994            $10.68         $0.58         ($0.91)       ($0.58)      ($0.26)       $9.51
Total Return Bond Fund
Year Ended May 31, 1999                       $9.64         $0.56         ($0.24)       ($0.56)      ($0.22)       $9.18
Year Ended May 31, 1998                       $9.41         $0.59          $0.28        ($0.59)      ($0.05)       $9.64
Year Ended May 31, 1997                       $9.40         $0.60          $0.04        ($0.60)      ($0.03)       $9.41
Year Ended May 31, 1996                       $9.73         $0.64         ($0.31)       ($0.64)      ($0.02)       $9.40
Year Ended May 31, 1995                       $9.54         $0.67          $0.19        ($0.67)        --          $9.73
December 31, 1993(e) to May 31, 1994         $10.00         $0.27         ($0.46)       ($0.27)        --          $9.54








                                                                        Net Realized

                                                                            And       DistributionDistributions   Ending
                                            Beginning        Net         Unrealized    from Net     from Net     Net Asset
                                               Net
                                           Asset Value    Investment    Gain (Loss)   Investment    Realized     Value Per
                                            Per Share       Income     on Investments    Income       Gain         Share
Strategic Income Fund(i)
Year Ended May 31, 1999                      $19.56         $0.82          $0.81        ($0.84)      ($0.37)      $19.98
Year Ended May 31, 1998                      $18.47         $0.79          $1.75        ($0.86)      ($0.59)      $19.56
Year Ended May 31, 1997                      $18.12         $0.97          $0.71        ($0.95)      ($0.38)      $18.47
November 1, 1995 to May 31, 1996             $18.21         $0.48          $0.42        ($0.76)      ($0.23)      $18.12
November 11, 1994(e) to October 31, 1995     $16.19         $0.75          $1.27          --           --         $18.21



                                                        Ratio to Average
                                                            Net Assets
                                          ---------------------------------------

                                                  Net                                              Portfolio     Net Assets at
FIXED INCOME FUNDS - I SHARES                Investment       Net        Gross         Total       Turnover      End of Period
                                           Income (Loss)  Expenses   Expenses(a)    Return(b)       Rate      (000's Omitted)
-----------------------------------------------------------------------------------------------------------------------------------
Stable Income Fund
Year Ended May 31, 1999                     5.10%(c)     0.65%(c)     0.76%(c)       4.95%      29.46%(d)             $179,201
Year Ended May 31, 1998                     5.69%(c)     0.65%(c)     0.76%(c)       6.28%      37.45%(d)             $144,215
Year Ended May 31, 1997                     5.73%        0.65%        0.79%          6.24%        41.30%              $111,030
November 1, 1995 to May 31, 1996            5.74%(f)     0.65%(f)     0.92%(f)       2.97%       109.95%               $83,404
November 11, 1994(e) to October 31, 1995    5.91%(f)     0.65%(f)     0.98%(f)       7.20%       115.85%               $48,087
Limited Term Government Income Fund
Year Ended May 31, 1999                     5.78%        0.42%       0.81%         4.63%        19.20%               $80,518
October 1, 1997(e) to May 31, 1998          5.78%(f)     0.40%(f)     0.89%(f)       4.42%        99.49%               $66,113
Intermediate Government Income Fund
Year Ended May 31, 1999                     5.77%        0.68%       0.72%         4.30%       123.61%              $420,305
Year Ended May 31, 1998                     6.35%        0.68%       0.72%        10.19%        96.76%              $400,346
Year Ended May 31, 1997                     6.57%        0.68%       0.72%         6.36%       183.05%              $371,278
November 1, 1995 to May 31, 1996            6.71%(f)     0.71%(f)     1.17%(f)       0.60%        74.64%              $399,324
November 11, 1994(e) to October 31,         7.79%(f)     0.68%(f)     0.93%(f)      11.58%       240.90%               $50,213
1995(g)
Diversified Bond Fund
Year Ended May 31, 1999                     5.58%(c)     0.70%(c)     1.07%(c)       4.15%        N/A(h)              $179,133
Year Ended May 31, 1998                     5.98%(c)     0.70%(c)     1.02%(c)      12.39%        N/A(h)              $134,831
Year Ended May 31, 1997                     6.19%        0.70%       0.77%         6.23%        57.19%              $162,310
November 1, 1995 to May 31, 1996            6.78%(f)     0.70%(f)     0.77%(f)       0.22%       118.92%              $167,159
November 11, 1994(e) to October 31, 1995    5.87%(f)     0.67%(f)     0.82%(f)      11.32%        58.90%              $171,453
Income Fund
Year Ended May 31, 1999                     6.00%        0.75%       0.92%         2.81%       202.22%              $348,472
Year Ended May 31, 1998                     6.32%        0.75%       0.95%        12.35%       167.09%              $290,566
Year Ended May 31, 1997                     6.59%        0.75%       1.02%         6.90%       231.00%              $258,207
Year Ended May 31, 1996                     6.30%        0.75%       1.06%         2.58%       270.17%              $271,157
Year Ended May 31, 1995                     7.02%        0.75%       1.06%         8.49%        98.83%              $109,994
August 2, 1993(e) to May 31, 1994           6.75%(f)     0.61%(f)     1.09%(f)    (4.04%)(f)      26.67%               $93,665
Total Return Bond Fund
Year Ended May 31, 1999                     5.88%(c)     0.75%(c)     0.98%(c)       3.26%      48.43%(d)              $85,857
Year Ended May 31, 1998                     6.14%(c)     0.75%(c)     0.86%(c)       9.45%      134.56%(d)            $109,084
Year Ended May 31, 1997                     6.36%        0.75%       1.05%         6.95%        55.07%              $125,437
Year Ended May 31, 1996                     6.57%        0.75%       1.07%         3.41%        77.49%              $120,767
Year Ended May 31, 1995                     7.04%        0.71%       1.17%         9.43%        35.19%               $96,199
December 31, 1993(e) to May 31, 1994        6.81%(f)     0.46%(f)     2.10%(f)    (4.62%)(f)      37.50%               $11,694







                                      Ratio to
                                      Average
                                      Net Assets

                                              Net                                              Portfolio    Net Assets at
                                           Investment       Net        Gross         Total       Turnover    End of Period
                                            Income(c)   Expenses(c) Expenses(a)(c) Return(b)       Rate     (000's Omitted)
Strategic Income Fund(i)
Year Ended May 31, 1999                     4.22%        0.80%       1.04%         8.45%        N/A(h)            $263,328
Year Ended May 31, 1998                     4.47%        0.80%       1.03%        14.13%        N/A(h)            $235,254
Year Ended May 31, 1997                     4.38%        0.81%       0.98%         9.58%        72.03%            $128,777
November 1, 1995 to May 31, 1996            4.65%(f)     0.82%(f)     0.97%(f)       5.14%        56.47%            $146,950
November 11, 1994(e) to October 31, 1995    4.67%(f)     0.82%(f)     1.03%(f)      12.48%        65.53%            $136,710


(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return would have been lower absent expense reimbursements and fee waivers.
(c) Includes expenses allocated from the Portfolio(s) in which the Fund invests.
(d) Reflects the activity of the Portfolio(s) in which the Fund invests.
(e)  Commencement  of operations.
(f) Annualized.
(g) Adjusted for a five to one stock split.
(h) Portfolio Turnover Rate is not applicable as the Fund invested in more than one Portfolio.
(i) Prior to October 1, 1997, Strategic Income Fund was named Conservative Balanced Fund.



                                                                      Net Realized

                                                                           and       DistributionDistributions  Ending
TAX-FREE FIXED                             Beginning        Net        Unrealized     from Net    from Net    Net Asset
                                              Net
INCOME FUNDS - I SHARES                   Asset Value   Investment     Gain (Loss)   Investment   Realized    Value Per
                                           Per Share      Income     On Investments     Income      Gain        Share
------------------------------------------------------------------------------------------------------------------------------
Limited Term Tax-Free Fund
Year Ended May 31, 1999                     $10.59         $0.46         ($0.04)       ($0.47)       --         $10.54
Year Ended May 31, 1998                     $10.39         $0.47          $0.21        ($0.47)     ($0.01)      $10.59
October 1, 1996(c) to May 31, 1997          $10.00         $0.31          $0.39        ($0.31)       --         $10.39
Tax-Free Income Fund
Year Ended May 31, 1999                     $10.54         $0.52         ($0.10)       ($0.51)     ($0.01)      $10.44
Year Ended May 31, 1998                     $10.06         $0.53          $0.48        ($0.53)       --         $10.54
Year Ended May 31, 1997                      $9.78         $0.54          $0.28        ($0.54)       --         $10.06
Year Ended May 31, 1996                      $9.82         $0.55         ($0.04)       ($0.55)       --         $9.78
Year Ended May 31, 1995                      $9.60         $0.55          $0.22        ($0.55)       --         $9.82
August 2, 1993(c) to May 31, 1994           $10.14         $0.47         ($0.47)       ($0.47)     ($0.07)      $9.60
Colorado Tax-Free Fund
Year Ended May 31, 1999                     $10.69         $0.51         ($0.10)       ($0.51)     ($0.04)      $10.55
Year Ended May 31, 1998                     $10.22         $0.53          $0.47        ($0.53)       --         $10.69
Year Ended May 31, 1997                      $9.89         $0.54          $0.33        ($0.54)       --         $10.22
Year Ended May 31, 1996                      $9.90         $0.53         ($0.01)       ($0.53)       --         $9.89
Year Ended May 31, 1995                      $9.69         $0.48          $0.21        ($0.48)       --         $9.90
August 23, 1993(c) to May 31, 1994          $10.22         $0.39         ($0.52)       ($0.39)     ($0.01)      $9.69
Minnesota Intermediate Tax-Free Fund
Year Ended May 31, 1999                     $10.03         $0.49         ($0.09)       ($0.49)     ($0.03)      $9.91
October 1, 1997(c) to May 31, 1998          $10.00         $0.33          $0.03        ($0.33)       --         $10.03
Minnesota Tax-Free Fund
Year Ended May 31, 1999                     $11.05         $0.52         ($0.09)       ($0.51)     ($0.01)      $10.96
Year Ended May 31, 1998                     $10.57         $0.53          $0.48        ($0.53)       --         $11.05
Year Ended May 31, 1997                     $10.30         $0.54          $0.27        ($0.54)       --         $10.57
Year Ended May 31, 1996                     $10.45         $0.56         ($0.15)       ($0.56)       --         $10.30
Year Ended May 31, 1995                     $10.16         $0.53          $0.29        ($0.53)       --         $10.45
August 2, 1993(c) to May 31, 1994           $10.74         $0.43         ($0.39)       ($0.43)     ($0.19)      $10.16
-------------------------------------------------------------------------------------
                                    Ratio to Average
                                        Net Assets
                             -------------------------------------

TAX-FREE FIXED                           Net                                            Portfolio    Net Asstes at
INCOME FUNDS - I SHARES               Investment      Net        Gross        Total     Turnover     End of Period
                                         Income     Expenses   Expenses(a)   Return(b)     Rate     (000's Omitted)
---------------------------------------------------------------------------------------------------------------------------------
Limited Term Tax-Free Fund
Year Ended May 31, 1999                4.26%       0.65%       1.04%        3.97%      40.56%             $88,223
Year Ended May 31, 1998                4.47%       0.65%       1.03%        6.70%      46.06%             $54,602
October 1, 1996(c) to May 31, 1997     4.45%(d)    0.65%(d)     1.27%(d)      6.99%      16.39%             $40,990
Tax-Free Income Fund
Year Ended May 31, 1999                4.83%       0.60%       0.91%        4.04%      105.53%           $311,757
Year Ended May 31, 1998                5.09%       0.60%       0.92%       10.22%      142.81%           $286,734
Year Ended May 31, 1997                5.40%       0.50%       1.03%        8.54%      152.33%           $259,861
Year Ended May 31, 1996                5.57%       0.32%       1.06%        5.29%      126.20%           $276,159
Year Ended May 31, 1995                5.84%       0.60%       1.05%        8.42%      130.90%            $94,454
August 2, 1993(c) to May 31, 1994      5.71%(d)    0.60%(d)     1.10%(d)   (0.21%)(d)    116.54%           $102,084
Colorado Tax-Free Fund
Year Ended May 31, 1999                4.71%       0.60%       0.99%        3.79%      76.62%             $48,926
Year Ended May 31, 1998                5.01%       0.60%       1.01%        9.97%      69.87%             $32,342
Year Ended May 31, 1997                5.35%       0.45%       1.13%        9.00%      129.26%            $25,917
Year Ended May 31, 1996                5.30%       0.30%       1.13%        5.35%      171.41%            $24,074
Year Ended May 31, 1995                5.08%       0.30%       1.16%        7.47%      47.88%             $24,539
August 23, 1993(c) to May 31, 1994     5.03%(d)    0.11%(d)     1.21%(d)    0.90%(d)     40.92%             $15,153
Minnesota Intermediate Tax-Free Fund
Year Ended May 31, 1999                4.84%       0.60%       0.68%        3.95%      19.54%            $222,953
October 1, 1997(c) to May 31, 1998     5.02%(d)    0.60%(d)     0.72%(d)      3.61%      15.13%            $209,685
Minnesota Tax-Free Fund
Year Ended May 31, 1999                4.62%       0.60%       1.00%        3.96%      24.84%             $27,261
Year Ended May 31, 1998                4.84%       0.60%       1.04%        9.71%      68.27%             $20,736
Year Ended May 31, 1997                5.12%       0.60%       1.23%        7.98%      96.68%             $11,135
Year Ended May 31, 1996                5.24%       0.51%       1.30%        3.97%      77.10%              $3,988
Year Ended May 31, 1995                5.29%       0.48%       1.58%        8.44%      139.33%             $1,799
August 2, 1993(c) to May 31, 1994      4.90%(d)    0.61%(d)     1.54%(d)    0.29%(d)     84.23%                $872
-------------------------------------------------------------------------------------

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return would have been lower absent expense reimbursements and fee waivers.
(c) Commencement of operations.
(d) Annualized.


                                                                            Net Realized


                                                                                 And       DistributionDistributions Ending
                                           Beginning Net        Net          Unrealized     from Net    from Net    Net Asset

BALANCED FUNDS - I SHARES                   Asset Value      Investment      Gain (Loss)   Investment   Realized    Value Per

                                             Per Share         Income      on Investments     Income      Gain        Share

----------------------------------------------------------------------------------------------------------------------------------
Moderate Balanced Fund
Year Ended May 31, 1999                        $22.98          $0.85            $1.94        ($0.75)     ($0.78)     $24.14
Year Ended May 31, 1998                        $21.59          $0.80            $2.72        ($0.86)     ($1.27)     $22.98
Year Ended May 31, 1997                        $20.27          $0.77            $1.60        ($0.76)     ($0.29)     $21.59
November 1, 1995 to May 31, 1996               $19.84          $0.46            $0.89        ($0.66)     ($0.26)     $20.27
November 11, 1994(e) to October 31, 1995       $17.25          $0.65            $1.94          --          --        $19.84
Growth Balanced Fund
Year Ended May 31, 1999                        $28.06          $0.60            $3.88        ($0.58)     ($1.03)     $30.93
Year Ended May 31, 1998                        $24.77          $0.58            $4.52        ($0.60)     ($1.21)     $28.06
Year Ended May 31, 1997                        $22.83          $0.62            $2.86        ($0.63)     ($0.91)     $24.77
November 1, 1995 to May 31, 1996               $21.25          $0.31            $1.95        ($0.51)     ($0.17)     $22.83
November 11, 1994(e) to October 31, 1995       $17.95          $0.47            $2.83          --          --        $21.25
Aggressive Balanced-Equity Fund
Year Ended May 31, 1999                        $11.04          $0.15            $1.83        ($0.09)       --        $12.93
December 2, 1997(e) to May 31, 1998            $10.00          $0.06            $0.99        ($0.01)       --        $11.04


                                                      Ratio to Average
                                                         Net Assets
                                              ---------------------------------------

                                             Net                                             Portfolio     Net Assets
                                                                                                              at
BALANCED FUNDS - I SHARES                  Investment      Net         Gross        Total     Turnover       End of
                                                                                                            Period
                                             Income(a)   Expenses(a) Expenses(a)(b) Return(c)   Rate        (000's
                                                                                                            Omitted)
-----------------------------------------------------------------------------------------------------------------------------------
Moderate Balanced Fund
Year Ended May 31, 1999                       3.26%        0.88%        1.09%       12.02%      N/A(f)         $527,693
Year Ended May 31, 1998                       3.57%        0.88%        1.05%       17.04%      N/A(f)         $464,384
Year Ended May 31, 1997                       3.70%        0.88%        1.04%       12.04%      45.33%         $418,680
November 1, 1995 to May 31, 1996              3.95%(d)    0.90%(d)     1.04%(d)       7.03%      52.71%         $398,005
November 11, 1994(e) to October 31, 1995      3.76%(d)    0.92%(d)     1.11%(d)      15.01%      62.08%         $373,998
Growth Balanced Fund
Year Ended May 31, 1999                       2.16%        0.93%        1.13%       16.38%      N/A(f)         $850,503
Year Ended May 31, 1998                       2.38%        0.93%        1.09%       21.40%      N/A(f)         $665,758
Year Ended May 31, 1997                       2.47%        0.94%        1.16%       15.81%      24.33%         $503,382
November 1, 1995 to May 31, 1996              2.66%(d)    0.98%(d)     1.16%(d)      10.87%      38.78%         $484,641
November 11, 1994(e) to October 31, 1995      2.63%(d)    0.99%(d)     1.23%(d)      18.38%      41.04%         $374,892
Aggressive Balanced-Equity Fund
Year Ended May 31, 1999                       1.34%        1.00%        1.36%       17.98%      N/A(f)          $31,975
December 2, 1997(e) to May 31, 1998           1.58%(d)    1.00%(d)     2.29%(d)      10.55%      N/A(f)           $8,872


(a) Includes expenses allocated from the Portfolios in which the Fund invests.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(c) Total Return would have been lower absent expense reimbursements and fee waivers.
(d)  Annualized.
(e)  Commencement of operations.
(f) Portfolio Turnover Rate is not applicable as the fund invested in more than one Portfolio



                                                                     Net Realized

                                                                          and       DistributionDistributions         Ending
                                       Beginning Net       Net        Unrealized     from Net    from Net   Return   Net Asset

EQUITY FUNDS - I SHARES                 Asset Value    Investment     Gain (Loss)   Investment   Realized     of     Value Per

                                         Per Share    Income (Loss) on Investments     Income      Gain     Capital    Share

-----------------------------------------------------------------------------------------------------------------------------------
Index Fund
Year Ended May 31, 1999                    $46.63         $0.57          $8.87        ($0.57)     ($0.40)     --      $54.83
Year Ended May 31, 1998                    $39.49         $0.58         $10.74        ($0.65)     ($3.80)     --      $46.36
Year Ended May 31, 1997                    $31.49         $0.49          $8.50        ($0.48)     ($0.51)     --      $39.49
November 1, 1995 to May 31, 1996           $27.67         $0.36          $4.08        ($0.43)     ($0.19)     --      $31.49
November 11, 1994(f) to October 31,        $21.80         $0.45          $5.42          --          --        --      $27.67
1995
Income Equity Fund
Year Ended May 31, 1999                    $41.18         $0.51          $5.45        ($0.53)     ($0.26)     --      $46.35
Year Ended May 31, 1998                    $33.16         $0.52          $8.76        ($0.54)     ($0.72)     --      $41.18
Year Ended May 31, 1997                    $27.56         $0.56          $5.55        ($0.51)       --        --      $33.16
November 1, 1995 to May 31, 1996           $24.02         $0.29          $4.02        ($0.69)     ($0.08)     --      $27.56
November 11, 1994(f) to October 31,        $18.90         $0.46          $4.66          --          --        --      $24.02
1995
ValuGrowth Stock Fund
Year Ended May 31, 1999                    $26.15         0.25          ($0.40)       ($0.13)     ($4.51)     --      $21.36
Year Ended May 31, 1998                    $25.03         $0.06          $4.76        ($0.16)     ($3.54)     --      $26.15
Year Ended May 31, 1997                    $22.61         $0.16          $4.80        ($0.13)     ($2.41)     --      $25.03
Year Ended May 31, 1996                    $18.80         $0.14          $3.91        ($0.12)     ($0.12)     --      $22.61
Year Ended May 31, 1995                    $17.16         $0.18          $1.64        ($0.18)       --        --      $18.80
August 2, 1993(f) to May 31, 1994          $16.91         $0.13          $0.46        ($0.12)     ($0.22)     --      $17.16
Diversified Equity Fund
Year Ended May 31, 1999                    $43.06         $0.22          $6.15        ($0.20)     ($0.98)     --      $48.25
Year Ended May 31, 1998                    $36.50         $0.22          $8.94        ($0.27)     ($2.33)     --      $43.06
Year Ended May 31, 1997                    $30.55         $0.25          $6.05        ($0.16)     ($0.19)     --      $36.50
November 1, 1995 to May 31, 1996           $27.53         $0.16          $4.25        ($0.42)     ($0.97)     --      $30.55
November 11, 1994(f) to October 31,        $22.21         $0.22          $5.10          --          --        --      $27.53
1995
Growth Equity Fund
Year Ended May 31, 1999                    $35.72        ($0.03)         $2.58        ($0.03)     ($2.07)     --      $36.17
Year Ended May 31, 1998                    $32.48        ($0.04)         $6.86        ($0.04)     ($3.54)     --      $35.72
Year Ended May 31, 1997                    $29.08        ($0.02)         $4.05        ($0.04)     ($0.59)     --      $32.48
November 1, 1995 to May 31, 1996           $26.97          --            $4.09        ($0.12)     ($1.86)     --      $29.08
November 11, 1994(f) to October 31,        $22.28        ($0.02)         $4.71          --          --        --      $26.97
1995






                                                                     Net Realized

                                                                          and       DistributionDistributions         Ending
                                       Beginning Net       Net        Unrealized     from Net    from Net   Return   Net Asset

EQUITY FUNDS - I SHARES                 Asset Value    Investment     Gain (Loss)   Investment   Realized     of     Value Per

                                         Per Share    Income (Loss) on Investments     Income      Gain     Capital    Share

----------------------------------------------------------------------------------------------------------------------------------
Large Company Growth Fund
Year Ended May 31, 1999                    $39.94        ($0.17)        $15.95          --        ($1.05)     --      $54.67
Year Ended May 31, 1998                    $32.63        ($0.11)        $10.20          --        ($2.78)     --      $39.94
Year Ended May 31, 1997                    $26.97        ($0.03)         $5.91          --        ($0.22)     --      $32.63
November 1, 1995 to May 31, 1996           $23.59        ($0.04)         $3.64          --        ($0.22)     --      $26.97
November 11, 1994(f) to October 31,        $18.50        ($0.05)         $5.14          --          --        --      $23.59
1995
Diversified Small Cap Fund
Year Ended May 31, 1999                    $10.52          --           ($1.53)       --(h)         --        --       $8.99
December 31, 1997(e) to May 31, 1998       $10.00          --            $0.52          --          --        --      $10.52
Small Company Stock Fund
Year Ended May 31, 1999                    $11.93        ($0.01)        ($3.24)         --          --        --       $8.68
Year Ended May 31, 1998                    $13.88        ($0.09)         $1.11          --        ($2.90)   ($0.07)   $11.93
Year Ended May 31, 1997                    $13.96        ($0.04)         $0.87          --        ($0.91)     --      $13.88
Year Ended May 31, 1996                    $10.59         $0.01          $3.93        ($0.03)     ($0.54)     --      $13.96
Year Ended May 31, 1995                    $9.80          $0.12          $0.87        ($0.12)     ($0.08)     --      $10.59
December 31, 1993(f) to May 31, 1994       $10.00         $0.08         ($0.20)       ($0.08)       --        --       $9.80
Small Cap Opportunities Fund
Year Ended May 31, 1999                    $23.61        ($0.11)        ($2.97)         --        ($0.02)     --      $20.51
Year Ended May 31, 1998                    $19.84        ($0.06)         $4.36          --        ($0.53)     --      $23.61
August 15, 1996 to(f) May 31, 1997         $16.26        ($0.01)         $3.60          --        ($0.01)     --      $19.84
Small Company Growth Fund
Year Ended May 31, 1999                    $33.69        ($0.15)        ($3.67)         --        ($2.43)     --      $27.44
Year Ended May 31, 1998                    $31.08        ($0.23)         $6.88          --        ($4.04)     --      $33.69
Year Ended May 31, 1997                    $33.00        ($0.18)         $1.83          --        ($3.57)     --      $31.08
November 1, 1995 to May 31, 1996           $29.99        ($0.07)         $5.94          --        ($2.86)     --      $33.00
November 11, 1994(f) to October 31,        $21.88        ($0.11)         $8.22          --          --        --      $29.99
1995






International Fund
Year Ended May 31, 1999                    $23.85         $0.10         ($0.48)       ($0.21)     ($0.46)     --      $22.80
Year Ended May 31, 1998                    $21.67         $0.09          $2.29        ($0.20)       --        --      $23.85
Year Ended May 31, 1997                    $19.84         $0.09          $1.94        ($0.20)       --        --      $21.67
November 1, 1995 to May 31, 1996           $17.99         $0.14          $2.04        ($0.33)       --        --      $19.84
November 11, 1994(f) to October 31,        $17.28         $0.09          $0.62          --          --        --      $17.99
1995
------------------------------------------------------------------------------------
                                             Ratio to Average
                                                  Net Assets
                                          --------------------------------------

                                           Net                                            Portfolio   Net Assets
                                                                                                           at
EQUITY FUNDS - I SHARES                Investment       Net        Gross       Total      Turnover       End of
                                                                                                         Period
                                          Income      Expenses   Expenses(a)  Return(b)      Rate        (000's
                                                                                                       Omitted)
----------------------------------------------------------------------------------------------------------------------------
Index Fund
Year Ended May 31, 1999                    1.28%(c)     0.25%(c)    0.55%(c)      20.57%     3.55%(d)      $1,154,289
Year Ended May 31, 1998                    1.53%(c)     0.25%(c)    0.58%(c)      30.32%     6.68%(d)        $784,205
Year Ended May 31, 1997                    2.10%        0.25%       0.56%         29.02%      24.17%         $513,134
November 1, 1995 to May 31, 1996           2.25%(e)     0.31%(e)    0.57%(e)      16.27%       9.12%         $249,644
November 11, 1994(f) to October 31,        2.12%(e)     0.50%(e)    0.64%(e)      26.93%      14.48%         $186,197
1995
Income Equity Fund
Year Ended May 31, 1999                    1.23%(c)     0.85%(c)    0.89%(c)      14.75%     3.21%(d)      $1,519,541
Year Ended May 31, 1998                    1.43%(c)     0.85%(c)    0.86%(c)      28.61%     3.46%(d)      $1,214,385
Year Ended May 31, 1997                    1.97%        0.85%       0.90%         22.40%       4.76%         $425,197
November 1, 1995 to May 31, 1996           2.72%(e)     0.86%(e)    1.13%(e)      18.14%       0.69%         $230,831
November 11, 1994(f) to October 31,        2.51%(e)     0.85%(e)    1.12%(e)      27.09%       7.03%          $49,000
1995
ValuGrowth Stock Fund
Year Ended May 31, 1999                    0.50%        1.00%       1.19%      (0.16%)      68.72%         $198,672
Year Ended May 31, 1998                    0.53%        1.00%       1.20%       21.18%      74.25%         $609,056
Year Ended May 31, 1997                    0.67%        1.01%       1.33%       23.30%      75.50%         $180,204
Year Ended May 31, 1996                    0.62%        1.20%       1.32%       21.72%      105.43%        $156,553
Year Ended May 31, 1995                    1.02%        1.20%       1.33%       10.67%      63.82%         $136,589
August 2, 1993(f) to May 31, 1994          0.92%(e)     1.20%(e)    1.39%(e)     2.99%(e)     86.07%         $113,061
Diversified Equity Fund
Year Ended May 31, 1999                    0.47%(c)     1.00%(c)    1.17%(c)      15.08%      N/A(g)       $1,629,191
Year Ended May 31, 1998                    0.60%(c)     1.00%(c)    1.13%(c)      26.12%      N/A(g)       $1,520,343
Year Ended May 31, 1997                    0.79%(c)     1.02%(c)    1.31%(c)      20.76%      48.08%       $1,212,565
November 1, 1995 to May 31, 1996           1.00%(c)(e)  1.06%(c)(e) 1.30%(c)(e)    16.38%       5.76%         $907,223
November 11, 1994(f) to October 31,        1.01%(c)(e)  1.09%(c)(e) 1.37%(c)(e)    23.95%      10.33%         $711,111
1995
Growth Equity Fund
Year Ended May 31, 1999                   (0.08%)(c)    1.25%(c)    1.38%(c)      7.60%       N/A(g)         $920,586
Year Ended May 31, 1998                   (0.11%)(c)    1.25%(c)    1.35%(c)      22.52%      N/A(g)       $1,033,251
Year Ended May 31, 1997                   (0.09%)(c)    1.30%(c)    1.84%(c)      14.11%       9.06%         $895,420
November 1, 1995 to May 31, 1996           0.01%(c)(e)  1.35%(c)(e) 1.85%(c)(e)    15.83%       7.39%         $735,728
November 11, 1994(f) to October 31,       (0.11%)(c)(e) 1.38%(c)(e) 1.92%(c)(e)    21.10%       8.90%         $564,004
1995





                           Ratio to Average
                                 Net Assets
               --------------------------------------

                                    Net                                            Portfolio   Net Assets
                                                                                                      at
EQUITY FUNDS - I SHARES          Investment       Net        Gross       Total      Turnover       End of
                                                                                                   Period
                                    Income      Expenses   Expenses(a)  Return(b)      Rate        (000's
                                                                                                  Omitted)
--------------------------------------------------------------------------------------------------------------------------------
Large Company Growth Fund
Year Ended May 31, 1999                   (0.49%)(c)    1.00%(c)    1.09%(c)      39.96%      28.15%         $645,385
Year Ended May 31, 1998                   (0.36%)(c)    1.00%(c)    1.03%(c)      32.29%     13.03%(d)       $232,499
Year Ended May 31, 1997                   (0.18%)       0.99%       1.09%       21.93%      24.37%         $131,768
November 1, 1995 to May 31, 1996          (0.30%)(e)    1.00%(e)    1.13%(e)      15.40%      16.93%          $82,114
November 11, 1994(f) to October 31,       (0.23%)(e)    1.00%(e)    1.20%(e)      27.51%      31.60%          $63,567
1995
Diversified Small Cap Fund
Year Ended May 31, 1999                   (0.05%)(c)    1.20%(c)    1.65%(c)     (14.54%)     N/A(g)          $60,261
December 31, 1997(e) to May 31, 1998      (0.25%)(c)(e) 1.21%(c)(e) 2.65%(c)(e)    5.20%       N/A(g)          $12,551
Small Company Stock Fund
Year Ended May 31, 1999                   (0.11%)(c)    1.20%(c)    1.43%(c)     (27.24%)   183.61%(d)        $22,592
Year Ended May 31, 1998                   (0.53%)(c)    1.20%(c)    1.32%(c)      8.12%     166.16%(d)       $112,713
Year Ended May 31, 1997                   (0.38%)       1.19%       1.56%       6.30%       210.19%        $161,995
Year Ended May 31, 1996                    0.05%        1.21%       1.60%       38.30%      134.53%        $125,986
Year Ended May 31, 1995                    1.14%        0.52%       1.82%       10.13%      68.09%          $54,240
December 31, 1993(f) to May 31, 1994       2.03%(e)     0.20%(e)    4.33%(e)    (2.93%)(e)    14.98%           $9,251
Small Cap Opportunities Fund
Year Ended May 31, 1999                   (0.47%)(c)    1.25%(c)    1.35%(c)     (13.02%)   238.84%(d)       $201,816
Year Ended May 31, 1998                   (0.40%)(c)    1.25%(c)    1.38%(c)      21.95%     54.98%(d)       $284,828
August 15, 1996 to(f) May 31, 1997        (0.16%)(c)(e) 1.25%(c)(e) 1.89%(c)(e)    11.42%     34.45%(d)        $77,174
Small Company Growth Fund
Year Ended May 31, 1999                   (0.52%)(c)    1.25%(c)    1.30%(c)     (10.72%)   133.98%(d)       $557,516
Year Ended May 31, 1998                   (0.73%)(c)    1.25%(c)    1.26%(c)      22.38%    123.36%(d)       $748,269
Year Ended May 31, 1997                   (0.71%)       1.24%       1.29%       5.65%       124.03%        $447,580
November 1, 1995 to May 31, 1996          (0.41%)(e)    1.25%(e)    1.29%(e)      21.43%      62.06%         $378,546
November 11, 1994(f) to October 31,       (0.47%)(e)    1.25%(e)    1.35%(e)      37.07%      106.55%        $278,058
1995






International Fund
Year Ended May 31, 1999                    0.44%(c)     1.50%(c)    1.61%(c)     (1.32%)      N/A(g)         $271,240
Year Ended May 31, 1998                    0.45%(c)     1.47%(c)    1.50%(c)      11.19%      N/A(g)         $279,667
Year Ended May 31, 1997                    0.40%(c)     1.43%(c)    1.44%(c)      10.27%     48.23%(d)       $228,552
November 1, 1995 to May 31, 1996           0.60%(c)(e)  1.50%(c)(e) 1.52%(c)(e)    12.31%     14.12%(d)       $143,643
November 11, 1994(f) to October 31,        0.54%(c)(e)  1.50%(c)(e) 1.66%(c)(e)    4.11%      29.41%(d)        $91,401
1995
--------------------------------------------------------------------------------

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers and expense reimbursements.
(b) Total Return would have been lower absent expense reimbursements and fee waivers.
(c) Includes expenses allocated from the Portfolio(s) in which the Fund invests.
(d) Reflects the activity of the Portfolio(s) in which the Fund invests.
(e) Annualized.
(f) Commencement of
operations.
(g) Portfolio Turnover Rate is not applicable as the fund invested in more than one Portfolio.
(h) Actual dividends per share were less than $0.01.

If you would like more information about the Funds and their investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. A Fund's statement of additional information, or "SAI," contains detailed information about each of the Funds, such as its investments, management, and organization. It is incorporated into this Prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, each Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain free copies of the SAI, annual report, and semi-annual report by contacting your investment representative or by contacting Norwest Advantage Funds at 733 Marquette Avenue, Minneapolis, Minnesota 55479 or by calling 1-800-338-1348 or 1-612-667-8833.

The Funds' reports and SAI are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Free copies of the reports and SAIs are available from the SEC's Internet website at http:// www.sec.gov.

The SEC's Investment Company Act file number for the Funds is 811-4881.

                      STATEMENT OF ADDITIONAL INFORMATION





                                 October 1, 1999






--------------------------------------------------------------------------------


     Cash Investment Fund                   Minnesota Intermediate Tax-Free Fund
     Ready Cash Investment Fund             Minnesota Tax-Free Fund
     U. S. Government Fund                  Moderate Balanced Fund
     Treasury Plus Fund                     Growth Balanced Fund
     Treasury Fund                          Aggressive Balanced-Equity Fund
     Municipal Money Market Fund            Index Fund
     Stable Income Fund                     Income Equity Fund
     Limited Term Government Income Fund    ValuGrowth SM Stock Fund
     Intermediate Government Income Fund    Diversified Equity Fund
     Diversified Bond Fund                  Growth Equity Fund
     Income Fund                            Large Company Growth Fund
     Total Return Bond Fund                 Diversified Small Cap Fund
     Strategic Income Fund                  Small Company Stock Fund
     Limited Term Tax-Free Fund             Small Cap Opportunities Fund
     Tax-Free Income Fund                   Small Company Growth Fund
     Colorado Tax-Free Fund                 International Fund

                             NORWEST ADVANTAGE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


                                 October 1, 1999



Account Information and
Shareholder Servicing:                    Distribution:
         Norwest Bank Minnesota, N.A.             Forum Financial Services, Inc.
         Transfer Agent                           Manager and Distributor
         733 Marquette Avenue                     Two Portland Square
         Minneapolis, MN  55479-0040              Portland, Maine 04101
         (612) 667-8833/(800) 338-1348            (207) 879-1900

Norwest   Advantage  Funds  is  registered  with  the  Securities  and  Exchange
Commission as an open-end management investment company under the Investment Company Act of 1940, as amended.


This Statement of Additional Information supplements the Prospectuses dated October 1, 1999, as may be amended from time to time, offering the following classes of shares of the series of Norwest Advantage Funds: Cash Investment Fund, Ready Cash Investment Fund (Public Entities Shares, Investor Shares and Exchange Shares), U.S. Government Fund, Treasury Plus Fund, Treasury Fund, Municipal Money Market Fund (Institutional Shares and Investor Shares), A Shares, B Shares and I Shares of Stable Income Fund, I Shares of Limited Term Government Income Fund, A Shares, B Shares, and I Shares of Intermediate
Government Income Fund, I Shares of Diversified Bond Fund, A Shares, B Shares and I Shares of Income Fund and Total Return Bond Fund, I Shares of Strategic Income Fund and Limited Term Tax-Free Fund, A Shares, B Shares and I Shares of
Tax-Free  Income  Fund  and  Colorado  Tax-Free  Fund,  I  Shares  of  Minnesota
Intermediate Tax-Free Fund, A Shares, B Shares and I Shares of Minnesota Tax-Free Fund, I Shares of Moderate Balanced Fund, A Shares B Shares, C Shares and I Shares of Growth Balanced Fund, I Shares of Aggressive Balanced Equity Fund and Index Fund, A Shares, B Shares, C Shares and I Shares of Income Equity Fund, A Shares, B Shares and I Shares of ValuGrowthSM Stock Fund, A Shares, B Shares, C Shares and I Shares of Diversified Equity Fund and Growth Equity Fund, A Shares, B Shares and I Shares of Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund and Small Cap Opportunities Fund, I Shares of Small Company Growth Fund and A Shares, B Shares and I Shares of International Fund.













THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A CORRESPONDING PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.

                                                           TABLE OF CONTENTS

                                                                                                    Page


         1.  Introduction                                                                           1
                  Glossary                                                                          1
                  Background Information                                                            3

         2.  Additional Information Regarding Investments and Strategies                            4
                  General Information                                                               4
                  Equity Securities                                                                 4
                  Fixed Income Securities                                                           6
                  General Money Market Fund Guidelines                                             12
                  Borrowing                                                                        12
                  Dollar Roll Transactions                                                         13
                  Repurchase Agreements                                                            13
                  Lending Fund Securities                                                          13
                  When-Issued and Delayed Delivery Securities and Forward Commitments              13
                  Illiquid Investments                                                             14
                  Purchases on Margin and Short Sales                                              14
                  Options and Futures Contracts                                                    15
                  Small Cap Opportunities Fund Options and Futures Contracts                       16
                  Foreign Currency Transactions                                                    18
                  Swaps, Caps, Floors and Collars                                                  19
                  Temporary Defensive Position                                                     20

         3.  Risk Considerations                                                                   20
                  Counterparty Risk                                                                20
                  Fixed Income Securities                                                          21
                  Foreign Securities                                                               23
                  Leverage                                                                         23
                  Options and Futures Contracts                                                    24
                  Small Capitalization Stocks                                                      25
                  Geographic Concentration                                                         25
                  Diversification                                                                  25

         4.  Information Concerning Colorado and Minnesota                                         26
                  Colorado                                                                         26
                  Minnesota                                                                        27

                                       i

         5.  Investment Limitations                                                                28
                  Fundamental Limitations                                                          29
                  Non - Fundamental Limitations                                                    33

         6.  Performance and Advertising Data                                                      36
                  General                                                                          36
                  SEC Yield Calculations                                                           37
                  Total Return Calculations                                                        38
                  Multiclass, Collective Investment Fund, Common Trust Fund and
                    Core and Gateway Performance                                                   39
                  Other Advertisement Matters                                                      40

         7.  Management                                                                            42
                  Trustees and Officers                                                            42
                  Investment Advisory Services                                                     49
                  Management and Administrative Services                                           55
                  Distribution                                                                       59
                  Transfer Agent                                                                   62
                  Custodian                                                                        63
                  Portfolio Accounting                                                             63
                  Expenses                                                                         64

                                       ii

         8.  Portfolio Transactions                                                                65

         9.  Additional Purchase, Redemption and Exchange Information                              68
                  General                                                                          68
                  Money Market Funds                                                               68
                  Purchases Through Financial Institutions                                         68
                  Shareholder Services                                                             68
                  Purchases of A Shares                                                            69
                  Exchanges                                                                        71
                  Redemptions                                                                      72
                  Redemption Charge (A Shares)                                                     73
                  Redemption Charge and Contingent Deferred Sales Charge (A Shares,
                     B Shares, and C Shares)                                                       74
                  Conversion of B Shares and Exchange Shares                                       74

        10.  Taxation                                                                              74

        11.  Additional Information About the Trust and the Shareholders of the Funds              76
                  Determination of Net Asset Value - Money Market Funds                            76
                  Counsel and Auditors                                                             76
                  General Information                                                              76
                  Core and Gateway Structure                                                       77
                  Banking Law Matters                                                              78
                  Shareholdings                                                                    78
                  Financial Statements                                                             78
                  Registration Statement                                                           78


         Appendix A - Description of Securities Ratings                                           A-1


         Appendix B - Miscellaneous Tables                                                        B-1
                  Table 1 - Investment Advisory Fees                                              B-1
                  Table 2 - Management Fees                                                       B-5
                  Table 3 - Distribution Fees                                                    B-13
                  Table 4 - Sales Charges                                                        B-15
                  Table 5 - Accounting Fees                                                      B-18
                  Table 6 - Commissions                                                          B-22
                  Table 7 - 5% Shareholders                                                      B-24

         Appendix C - Performance Data C-1 Table 1 - Money Market Fund C-1 Table
                  2 - Yields C-1 Table 3 - Total Returns C-4

         Appendix D - Other Advertisement Matters                                                 D-1



1.       INTRODUCTION

Glossary

         "Adviser" means Norwest, Schroder, Wells Fargo Bank or a Subadviser.

         "Board" means the Board of Trustees of the Trust.

         "Balanced Fund" means Moderate  Balanced Fund, Growth Balanced Fund or
          Aggressive Balanced-Equity Fund.

         "CFTC" means the U.S. Commodities Futures Trading Commission.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Core and Gateway Structure" means a structure in which a Fund invests in one or more Portfolios.

         "Core Trust" means Core Trust (Delaware), an open-end, management investment company registered under the 1940 Act.

         "Core Trust Board" means the Board of Trustees of Core Trust.

         "Custodian" means Norwest Bank acting in its capacity as custodian of a Fund.

         "Equity Fund" means Income Equity Fund, Index Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Cap Opportunities Fund, Small Company Growth Fund or International Fund.

          "FAdS" means Forum Administrative Services, Limited Liability Company, the Trust's administrator.

         "Fitch" means Fitch IBCA, Inc.

         "Fixed Income Funds" means Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund and Strategic Income Fund.

         "Forum"   means  Forum   Financial   Services,   Inc.,   a   registered
         broker-dealer that is the Trust's manager and the distributor of the Trust's shares.

         "FAcS" means Forum Accounting Services, Limited Liability Company, the
          Trust's fund accountant.

         "Fund" means each of the thirty-two separate series of the Trust to which this SAI relates as identified on the cover page.

         "Galliard" means Galliard Capital Management, Inc., the investment subadviser to Stable Income Portfolio, Strategic Value Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund.

         "Money Market Fund" means Cash Investment  Fund, Ready Cash Investment
          Fund, U.S. Government Fund, Treasury Plus Fund, Treasury Fund or Municipal Money Market Fund.

         "Moody's" means Moody's Investors Service.

         "Norwest" means Norwest Investment Management, Inc., the investment adviser to each Fund and each Portfolio except those for which Schroder or Wells Fargo Bank serves as investment adviser.

         "Norwest Bank" means Norwest Bank Minnesota, N.A.

         "NRSRO" means a nationally recognized statistical rating organization.

         "Peregrine" means Peregrine Capital Management, Inc., the investment subadviser to Positive Return Bond Portfolio, Small Company Value Portfolio, Large Company Growth Portfolio, Small Company Growth
         Portfolio, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund and Small Company Growth Fund.

         "Portfolio" means Prime Money Market Portfolio, Money Market Portfolio, Positive Return Bond Portfolio, Stable Income Portfolio, Managed Fixed Income Portfolio, Strategic Value Bond Portfolio, Index Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Disciplined Growth Portfolio, Small Company Growth Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, Small Cap Value Portfolio, Small Cap Index Portfolio, International Portfolio and International
         Equity Portfolio, series of Core Trust, and Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio, series of Schroder Core.

         "Schroder" means Schroder Investment Management North America Inc., the investment Adviser to International Portfolio.

         "SEC" means the U.S. Securities and Exchange Commission.

          "S&P" means Standard & Poor's Ratings Group.

         "Smith" means Smith Asset Management Group, L.P., the investment adviser to Disciplined Growth Portfolio, Small Cap Value Portfolio, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund.

         "Stock Index Futures" means futures contracts that relate to broadly based stock indices.

         "Subadviser" means Galliard, Peregrine, Smith and WCM.

         "Tax-Free Income Fund" means Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund or Minnesota Tax-Free Fund.

         "Transfer Agent" means Norwest Bank acting in its capacity as transfer and dividend disbursing agent of a Fund.

         "Trust" means Norwest Advantage Funds.

         "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "WCM" means Wells Capital Management Incorporated, a wholly owned subsidiary of Wells Fargo Bank, N.A. and the investment Subadviser to International Equity Portfolio.

         "Wells Fargo Bank" means Wells Fargo Bank, N.A., a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company, and the investment Adviser to International Equity Portfolio.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

BACKGROUND INFORMATION

The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986. On July 30, 1993, Prime Value Funds, Inc. was reorganized as a Delaware business trust under the name "Norwest
Funds." The Trust is currently named "Norwest Advantage Funds." Norwest, a subsidiary of Norwest Bank, is each Fund's investment adviser.

Norwest also is the investment adviser of each Portfolio except those for which Schroder or Wells Fargo Bank serves as investment adviser.

Norwest and Wells Fargo Bank employ the Subadvisers to subadvise certain of the Funds and Portfolios. Norwest Bank, a subsidiary of Wells Fargo & Company, is the Trust's transfer agent, dividend disbursing agent and custodian. Forum serves as the Trust's manager and as distributor of the Trust's shares. FAdS serves as the Trust's administrator.

Each of the following Funds invests all its investable assets in a Portfolio with substantially similar investment objectives and policies: Ready Cash Investment Fund, Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund and Small Company Growth Fund.

Each of the following Funds invests all of its investable assets in multiple Portfolios with different investment policies: Cash Investment Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund. The percentage of each of these Fund's (except Cash Investment Fund's) assets invested in each Portfolio may be changed at any time in response to market or other conditions. Allocations are made within specified ranges as described in each Fund's prospectus under "Investment Objectives and Policies."

The other Funds invest directly in portfolio securities.

Each Fund that invest in one or more Portfolios bears its pro rata share of the expenses of the Portfolio(s) in which it invests.

2.       ADDITIONAL INFORMATION REGARDING INVESTMENTS AND STRATEGIES

GENERAL INFORMATION

This section discusses in greater detail than the prospectus certain of the investments the Funds may make. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. If a Fund that invests in one or more Portfolios is described below as being able to make a certain type of investment, the Fund makes that type of investment through the Portfolio or Portfolios.

Each Fund's investment objective and all its investment policies that are designated as fundamental may not be changed without approval by the lesser of:
(i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares present or represented at an investors' meeting, if more than 50% of the outstanding shares of the Fund are present or represented at the meeting in person or by proxy. A Fund may change any other investment policy upon appropriate notice to investors.

EQUITY SECURITIES

Equity securities include common stock, preferred stock, convertible securities, warrants, depository receipts, shares of closed-end investment companies and equity-related securities. The market value of all securities, particularly equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. Overall economic and market conditions also impact an equity security's price. The market value of an equity security also may fluctuate based on changes in a company's financial condition. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of equity securities to meet redemptions by investors or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

PREFERRED STOCK. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated. Preferred stock, however, is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

CONVERTIBLE SECURITIES. Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly.

In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security's conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable nonconvertible securities and are subject to less fluctuations in value than underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

EQUITY-RELATED SECURITIES. Equity-related securities are securities whose interest and/or principal payment obligations are linked to a specified index of equity securities, or determined pursuant to specific formulas. A Fund may invest in these instruments when the securities provide a higher amount of dividend income than is available from a company's common stock. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock, which may rise or fall. Adverse changes in the securities markets may reduce interest payments made under, and/or the principal of, equity-linked securities held by a Fund. In addition, it is not possible to predict how equity-related securities will trade in the secondary market or whether the market for the securities will be liquid.

DEPOSITARY RECEIPTS. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Funds invest in depositary receipts in order to obtain exposure to foreign securities markets.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

CLOSED-END INVESTMENT COMPANIES. International Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Fund will invest in such companies when, in the Adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

FIXED INCOME SECURITIES

Fixed income securities include corporate debt obligations, U.S. Government Securities, municipal securities, mortgage-related securities, asset-backed securities, guaranteed investment contracts, zero coupon securities, variable and floating rate securities, financial institution obligations, commercial paper and participation interests.

CORPORATE DEBT OBLIGATIONS. The Funds may invest in corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Companies issue commercial paper (short-term unsecured promissory notes) to finance their current obligations. Commercial paper normally has a maturity of less than 9 months.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (e.g., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. There is no assurance that the U.S. Government will support securities not backed by its full faith and credit. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MUNICIPAL SECURITIES. The states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitation districts) issue municipal securities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities generally are classified as bonds, notes and leases. Municipal securities may be zero-coupon securities.

General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer's general taxing power. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Municipal bonds may also be moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less. Municipal leases generally take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Funds will invest in municipal lease obligations through certificates of participation.

STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

PUTS. The Funds may acquire "puts" with respect to municipal securities. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Funds may sell, transfer or assign puts only in conjunction with the sale, transfer or assignment of the underlying securities. The amount payable to a Fund upon its exercise of a "put" is normally: (1) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (2) all interest accrued on the securities since the last interest payment date during that period.

The Funds may acquire puts to facilitate the liquidity of portfolio assets. The Funds may use puts to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities. See "Risk Considerations."

GOVERNMENT AND AGENCY MORTGAGE-RELATED SECURITIES. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage

Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal,  and  FHMLC  guarantees  timely  payment  of  interest  and  ultimate collection of principal of its pass-through securities. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

STRIPPED MORTGAGE-RELATED SECURITIES. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets. The market values of these securities are extremely sensitive to prepayment rates.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. A Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors, that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a "Z-tranche"). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

CREDIT ENHANCEMENTS. To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these methods. The Funds will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often to a greater extent. See "Risk Considerations." No Fund may invest more than 10% of its net assets in asset-backed securities that are backed by a particular type of credit, (e.g., credit card receivables).

FOREIGN GOVERNMENT AND SUPRANATIONAL ORGANIZATIONS DEBT SECURITIES. A Fund may invest in fixed income securities issued by the governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the Adviser believes that the securities do not present risks inconsistent with the Fund's investment objective.

GUARANTEED INVESTMENT CONTRACTS. Guaranteed investment contracts ("GICs") are issued by insurance companies. In purchasing a GIC, a Fund contributes cash to the insurance company's general account and the insurance company then credits to the Fund's deposit fund on a monthly basis guaranteed interest at a specified rate. The GIC provides that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments. GICs are typically unrated.

ZERO-COUPON SECURITIES. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

VARIABLE AND FLOATING RATE SECURITIES. Certain debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield. The Money Market Funds may not invest in inverse floaters.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity.

Variable and floating rate demand notes of corporations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time upon a specified period of notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. A Fund will purchase these securities only when its Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisers may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisers will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisers monitor the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

FINANCIAL INSTITUTION OBLIGATIONS. A Fund may invest in obligations of financial institutions, including certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce a Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposits to third parties.

Funds that invest in foreign securities may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Small Cap Opportunities Fund may invest in obligations (including certificates of deposit and bankers' acceptances) of U.S. banks that have total assets at the time of purchase in excess of $1 billion and are members of the Federal Deposit Insurance Corporation.

PARTICIPATION INTERESTS. A Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest. A Fund will not invest more than 10% of its total assets in participation interests in which the Fund does not have demand rights. Each Tax-Free Income Fund will obtain appropriate assurances that the interest earned by the Fund from the municipal securities in which it holds participation interests is exempt from federal and, in the case of Colorado Tax-Free Fund, Minnesota Tax-Free Fund and Minnesota Intermediate Tax-Free Fund, applicable state income tax.

GENERAL MONEY MARKET FUND GUIDELINES

Each Money Market Fund will invest only in high-quality, U.S. dollar-denominated instruments. As used herein, high-quality instruments include those that (1) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; or (2) are otherwise unrated and determined by the Adviser, pursuant to procedures adopted by the Board, to be of comparable quality. A Money Market Fund (except for Municipal Money Market Fund) will not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by an NRSRO (a "second tier security") if, immediately after the acquisition, the Fund would have invested more than (1) the greater of 1% of its total assets in any single second tier security; or (2) 5% of its total assets in second tier securities. Municipal Money Market Fund is subject to certain issuer diversification rules described below under "Investment Limitations, Non-fundamental Limitations." Appendix A to this SAI contains a description of the rating categories of Standard & Poor's, Moody's and certain other NRSROs.

In addition, each Money Market Fund (1) will invest only in instruments that have a remaining maturity of 397 days or less (as calculated in accordance with Rule 2a-7 under the 1940 Act); (2) will maintain a dollar-weighted average maturity of 90 days or less; (3) will not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities and to the extent permitted by Rule 2a-7); and (4) will not purchase a security if the value of all securities held by the Fund and issued or guaranteed by the same issuer (including letters of credit in support of a security) would exceed 10% of the Fund's total assets. These limitations apply with respect to only 75% of the total assets of Municipal Money Market Fund.

INVESTMENT BY FEDERAL CREDIT UNIONS. U.S. Government Fund and Treasury Fund seek to limit their investments to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as these statutes and rules and regulations may be amended.

BORROWING

Each Fund may borrow money in accordance with its investment policies set forth under "Investment Limitations." Interest costs on borrowings may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

DOLLAR ROLL TRANSACTIONS

Dollar roll transactions are transactions in which a Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. Each Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Funds' custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments. A Money Market Fund will only enter into a repurchase agreement with a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States. International Fund may enter into repurchase agreements with foreign entities. Small Cap Opportunities Fund may invest only in repurchase agreements maturing in seven days or less.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

LENDING FUND SECURITIES

Each Fund may lend Fund securities in an amount up to 33-1/3% (25% in the case of Small Cap Opportunities Fund) of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds will not lend portfolio securities to any officer, director, employee or affiliate of the Funds or an Adviser.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

Each Fund may purchase or sell portfolio securities on a "when-issued," "delayed delivery" or "forward commitment" basis. When-issued securities may be purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. When these transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into these transactions only with the intention of actually receiving securities or delivering them, as appropriate. The Funds may dispose of the right to acquire these securities before the settlement date if deemed advisable. During the period between the time of commitment and settlement, no payment is made for the securities purchased and no interest or dividends on the securities accrue to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. The use of when-issued transactions and forward commitments enables a Fund to protect against anticipated changes in interest rates and prices, but also tends to increase the volatility of the Fund's net asset value per share. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued, delayed delivery or forward commitment basis if, as a result, more than 15% (35% in the case of Total Return Bond Fund) of the value of the Fund's total assets would be committed to such transactions.

The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. If an Adviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

ILLIQUID INVESTMENTS

No Fund may knowingly invest more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets in illiquid investments. Illiquid investments are investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment and include, among other instruments, repurchase agreements not entitling the Fund to payment of principal within seven days.

An institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors usually will not seek to sell these instruments to the general public, but instead will often depend on either an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions therefore may not be determinative of the liquidity of such investments.

If unregistered securities are eligible for purchase by institutional buyers in accordance with applicable exemptions under guidelines adopted by the Board, an Adviser may determine that the securities are liquid. Under these guidelines, the Advisers are required to take into account: (1) the frequency of trades and quotations for the investment; (2) the number of dealers willing to purchase or sell the investment; (3) the number of dealers that have undertaken to make a market in the investment; (4) the number of other potential purchasers; and (5) the nature of the marketplace trades, including the time needed to dispose of the investment, the method of soliciting offers and the mechanics of the transfer.

Illiquid investments may be more difficult to value than liquid investments and the sale of illiquid investments generally may require more time and result in higher selling expenses than the sale of liquid investments. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. Restrictions on resale may have an adverse effect on the marketability of illiquid investments and a Fund might also have to register certain investments in order to dispose of them, resulting in expense and delay.

PURCHASES ON MARGIN AND SHORT SALES

Limited Term Government Income Fund and Intermediate Government Income Fund may purchase securities on margin and make short sales that are not "against the box." When a Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder. As a borrowing, a Fund's purchase of securities on margin is subject to the limitations and risks of borrowing. In addition, if the value of the securities purchased on margin decreases such that the Fund's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Fund will be required to make margin payments. A Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.

Each of these Funds also may make short sales of securities which it does not own or have the right to acquire in anticipation of a decline in the market price for the security. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales.

All Funds may engage in short sales "against the box." A short sale is "against the box" to the extent that while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may in certain cases be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. If a Portfolio has unrealized gain with respect to a long position and enters into a short sale against-the-box, the Portfolio generally will be deemed to have sold the long position for tax purposes and thus will recognize gain. Prohibitions on entering short sales other than against the box does not restrict a Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts. No Fund except Treasury Plus Fund, Diversified Small Cap Fund and Small Cap Opportunities Fund may make short sales if, as a result, more than 25% of the Fund's total assets would be so invested or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

OPTIONS AND FUTURES CONTRACTS

Each Fund (except for Small Cap Opportunities Fund, whose use of options and futures contracts is described separately below) may (1) purchase or sell (write) put and call options on securities to enhance the Fund's performance and
(2) seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of interest-rate futures contracts and options on those futures contracts. A Fund may only write options that are covered. To the extent a Fund invests in foreign securities, it may in the future invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. These instruments are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges on which futures and options are traded or the CFTC. No assurance can be given that any hedging or option income strategy will achieve its intended result. Certain futures strategies employed by Strategic Income Fund and the Balanced Funds in allocating assets temporarily may not be deemed to be for bona fide hedging purposes, as defined by the CFTC. A Fund may enter into futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5% of the Fund's total assets.

COVER FOR OPTIONS AND FUTURES CONTRACTS. A Fund will hold securities, currencies, or other options or futures positions whose values are expected to offset ("cover") its obligations under the transactions. A Fund will enter into a hedging strategy that exposes it to an obligation to another party only if the Fund owns either (1) an offsetting ("covered") position in the underlying security, currency or options or futures contract, or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Each Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid debt securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging or option income strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50% of its total assets.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying assets, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that exercises of stock index options are effected with cash payments and do not involve delivery of securities (i.e., stock index options are settled exclusively in cash). Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed-upon price. A bond or stock index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

SMALL CAP OPPORTUNITIES FUND OPTIONS AND FUTURES CONTRACTS

Small Cap Opportunities Fund may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of the Fund's securities, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund would: (1) sell Stock Index Futures;
(2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Fund will normally purchase and then terminate the hedging position), the Fund would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Fund's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Fund's activities in the underlying cash market.

The Fund may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Fund if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may be purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

The Fund may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

PURCHASING CALLS AND PUTS. The Fund may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. The Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. The Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Fund would not exceed 5% of the Fund's total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by the Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When the Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

STOCK INDEX FUTURES. The Fund may buy and sell futures contracts only if they are Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

FOREIGN CURRENCY TRANSACTIONS

Funds that make foreign investments may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. A Fund will not enter into forward contracts for speculative purposes. A Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds have no present intention to enter into currency futures or options contracts, but may do so in the future. A Fund might take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

SWAPS, CAPS, FLOORS AND COLLARS

A Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

A Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift a Fund's investment exposure from one type of investment to another.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate protection transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on a Fund's performance. Even if the

Advisers are correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POSITION

When, in the judgment of an Adviser, market or economic conditions warrant, each Fund, other than a Money Market Fund, may assume a defensive position and temporarily hold cash or invest without limit in cash equivalents to retain flexibility in meeting redemptions, paying expenses and timing of new investments. These investments will be rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, except in the case of International Fund, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) shares of money market funds registered under the 1940 Act within the limits specified therein. To the extent that a Fund assumes a temporary defensive position, it may not be invested to pursue its investment objective. International Fund may hold cash and invest in bank instruments denominated in any major foreign currency.

Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above. When a Tax-Exempt Fixed Income Fund assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and applicable state income taxes on a greater portion of their income distributions received from the Fund.

3.       RISK CONSIDERATIONS


COUNTERPARTY RISK

The Funds may be exposed to the risks of financial failure or insolvency of another party. To help reduce those risks, the Advisers, subject to the Board's supervision, monitor and evaluate the creditworthiness of counterparties to the Funds' transactions and intend to enter into a transaction only when they believe that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

The use of repurchase agreements, securities lending, reverse repurchase agreements, interest rate protection transactions (such as swaps, caps, collars and floors), forward commitments (including dollar roll transactions) and forward contracts involving currencies present particular counterparty risk. In the event that bankruptcy, insolvency or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable, it may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending, reverse repurchase agreements and dollar roll transactions, and therefore, those transactions involve more risk than repurchase agreements. For example, in the event the purchaser of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. As a result of entering into forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share.

FIXED INCOME SECURITIES

GENERAL. The market value of the interest-bearing fixed income securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Funds may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Funds' investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fixed Income Fund, Tax-Free Fixed Income Fund and Balanced Fund will generally buy debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO (although certain Funds have greater restrictions). Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Advisers may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category (except in certain cases with respect to the Money Market Funds) if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

MORTGAGE-RELATED SECURITIES. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize mortgage-related securities depends in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Funds, to the extent they retain the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of their previous investments. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. To the extent that the Funds purchase mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

ASSET-BACKED SECURITIES. Like mortgages underlying mortgage-related securities, the collateral underlying assets are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the Adviser to be of comparable quality. Such high risk securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Funds may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Fund's Adviser.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund's Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, the Fund's Adviser may be forced to sell the Fund's higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield/high risk securities.

FOREIGN SECURITIES

All investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the United States; foreign accounting, auditing and financial reporting standards differ from those in the United States and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Certain Funds may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Funds make in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Funds.

LEVERAGE

The Funds may use leverage in an effort to increase their returns. Leverage involves special risks and may involve speculative investment techniques.
Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward commitment basis (including dollar roll transactions) and the use of swaps and related agreements are transactions that result in leverage. Certain Funds also may purchase securities on margin or enter into short sales. The Funds use these investment techniques only when the Advisers believe that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs). The risks of leverage include a higher volatility of the net asset value of the Fund's interests and the relatively greater effect on the net asset value of the interests caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if a Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, a Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The use of a segregated account in connection with leveraged transactions may result in a Fund's investment portfolio being 100% leveraged.

OPTIONS AND FUTURES CONTRACTS

A Fund's use of options and futures contracts subjects the Fund to certain unique investment risks. These risks include: (1) dependence on an Adviser's ability to correctly predict movements in the prices of individual securities and fluctuations in interest rates, the general securities markets and other economic factors; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective;
(3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; (5) the possible need to defer closing out certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited losses when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange-traded options contracts on fixed income securities. The Funds may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

SMALL CAPITALIZATION STOCKS

Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rises more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

GEOGRAPHIC CONCENTRATION

To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, region or country, the value of the Fund's shares may be especially affected by factors pertaining to that state, region or country's economy and other factors specifically affecting the ability of issuers of that state, region or country to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a more geographically diverse portfolio.

Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund invest principally in municipal securities issued by issuers within a particular state and the state's political subdivisions. Those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. In addition, to the extent they may concentrate their investments in a particular jurisdiction, Municipal Money Market Fund, Limited Term Tax-Free Fund and Tax-Free Income Fund will be subject to similar risks. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

DIVERSIFICATION

Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of a relatively small number of issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund because each Fund's performance will generally be more heavily influenced by an adverse movement in a single security's price. Each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code. These requirements provide that, as of the last day of each fiscal quarter: (1) with respect to 50% of its assets, a Fund may not: (a) own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets; or (b) own more than 10% of the outstanding voting securities of a single issuer; and (2) a Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 25% of the Fund's total assets.

4.       INFORMATION CONCERNING COLORADO AND MINNESOTA

Following is a brief summary of some of the factors that may affect the financial condition of the State of Colorado and the State of Minnesota and their respective political subdivisions. It is not a complete or comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by Colorado Tax Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in each state could have an adverse impact on the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund. It is not possible to predict whether and to what extent those factors may affect the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund.

The following summary is based on publicly available information that has not been independently verified by the Trust or its legal counsel.

COLORADO

THE COLORADO STATE ECONOMY. Among the most significant sectors of the State's economy are services, trade, manufacture of durable and non-durable goods and tourism. During the mid-1980's, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

From 1993 through 1997, there has been steady improvement in the Colorado economy: per-capita income increased approximately 21.1% (5.35% in 1997) and retail trade sales increased approximately 32.3% (5.6% in 1997). The State's estimated growth rate is above the national growth rate and the State's unemployment rate is still below the national unemployment rate (in 1997 the State's unemployment rate was 3.3% and the United State's unemployment rate was 5.0%).

The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness.

STATE REVENUES. The State operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1997 refers to the fiscal year ended June 30, 1997.

The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and personal income taxes, which accounted for approximately 31.0% and 54.3%, respectively, of total General Fund revenues during fiscal year 1996 and approximately 30.5% and 55.0%, respectively, of total General Fund revenues during fiscal year 1997. The ending General Fund balance for fiscal year 1996 was $368.5 million and for fiscal year 1997 was approximately $514.1 million.

The Colorado Constitution contains strict limitations on the ability of the State to create debt except under certain very limited circumstances. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notes to alleviate temporary cash flow shortfalls. The most recent issue of such notes, issued on July 1, 1998, was given the highest rating available for short-term obligations by S&P (SP-1+) and Fitch (F-1+) (A rating on such notes was not requested from, and consequently no rating was given by, Moody's). Because of the short-term nature of such notes, their ratings should not be considered necessarily indicative of the State's general financial condition.

TAX AND SPENDING LIMITATION AMENDMENT. On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

The provisions of the Amendment apply to "districts," which are defined in the Amendment as the State or any local government, with certain exclusions. Under the terms of the Amendment, districts must have prior voter approval to impose any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase and extension of an expiring tax. Such prior voter approval is also required, except in certain limited circumstances, for the creation of "any multiple-fiscal year direct or indirect district debt or other financial obligation." The Amendment prescribes the timing and procedures for any elections required by the Amendment.

Because the Amendment's voter approval requirements apply to any "multiple fiscal year" debt or financial obligation, short-term obligations which do not extend beyond the fiscal year in which they are incurred are exempt from the voter approval requirements of the Amendment. In addition, the Colorado Court of Appeals has determined that lease purchase obligations subject to annual appropriation are not subject to the voter approval requirements of the Amendment. The Amendment's voter approval requirements and other limitations (discussed in the following paragraph) do not apply to "enterprises," which are defined in the Amendment as follows: "a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined."

Among other provisions, the Amendment requires the establishment of emergency reserves, limits increases in district revenues and limits increases in district fiscal year spending. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. The Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. District revenues in excess of the limits prescribed by the Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. During fiscal year 1998, revenues in excess of the limits applicable for the 1997 fiscal year, in the amount of approximately $139.0 million were refunded to certain taxpayers in the State in accordance with the Amendment. In fiscal year 1999, preliminary figures indicate that approximately $562 million would be refunded for the excess over the fiscal year 1998 limit. In addition, the Amendment prohibits new or increased real property transfer taxes, new State real property taxes and new local district income taxes. The Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

This description is not intended to constitute a complete description of all of the provisions of the Amendment. Furthermore, many provisions of the Amendment and their application are unclear. Several statutes have been enacted since the passage of the Amendment attempting to clarify the application of the Amendment with respect to certain governmental entities and activities and numerous court decisions have been rendered interpreting certain of the Amendment's provisions. However, many provisions of the Amendment may require further legislative or judicial clarification. The future impact of the Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time. Attempts to apply the provisions of the Amendment to obligations issued prior to the approval of the Amendment may be challenged as violation of protections afforded by the federal constitution against impairment of contracts.

MINNESOTA

The following information has been derived from the 1997 edition of Historical Economic Statistics and the Economic Report to the Governor for 1993 and 1994, both prepared by the Economic Resource Group, and Compare Minnesota: An Economic and Statistical Fact Book 1996/1997 by the Minnesota Department of Trade and Economic Development. Generally, the information below is current only through 1994.

THE GENERAL STRUCTURE OF THE STATE'S ECONOMY

Based on the most current information readily available, derived from the sources referred to above, a number of general conclusions can be drawn about Minnesota's economy taken as a whole.

Diversity   and  a   significant   natural   resource  base  are  two  important
characteristics of the State's economy.

When viewed on an aggregate level, the structure of the State's economy, according to the most recent readily available information, parallels the structure of the United States economy as a whole. State employment in 10 major sectors is distributed in approximately the same proportions as national employment.

Some unique characteristics of the State's economy are apparent in employment concentrations in many major industries. The State's concentration of employment in high technology industries is higher than the United States average. This emphasis is partly explained by the location in the State of Honeywell, IBM, 3M Company, Unisys and Seagate Technology.

The importance of the State's resource base for overall employment is apparent in the employment mix in non durable goods industries. According to the most recent readily available information, the State's concentration of employment is higher than the United States average in the food and kindred products industry and in the forest and forestry products industry. Both of these industries rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry.

The printing and publishing industry and the medical products manufacturing industry are also relatively more important to employment in the State than in the United States.

Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 7.4 thousand in 1994. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains significant quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

PERFORMANCE OF THE STATE'S ECONOMY

Since 1980, State per capita personal income has been within a few percentage points of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture.

According  to  the  most  recent  readily  available  information,   the  annual
unemployment rate in Minnesota has been below that of the United States since 1985.

POPULATION TRENDS IN THE STATE

Minnesota resident population grew from 4,074,000 in 1980 to 4,565,000 in 1994, for a growth rate of 12.1%. The United States growth rate between 1980 and 1994 was 15.1% and the overall growth rate for the twelve north central states was 4.4%. Based on the most recent readily available information, the Minnesota population is forecast to grow 12.3% between 1994 and 2010.

5.       INVESTMENT LIMITATIONS

For purposes of all fundamental and  nonfundamental  investment  policies of the
Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following fundamental investment policies.

(1)      DIVERSIFICATION

          Each Fund (other than Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund) may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

(2)      CONCENTRATION

     (a) CASH INVESTMENT FUND AND READY CASH INVESTMENT FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities or in foreign government securities; (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country; (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and provided the Fund will invest more than 25% of the value of the Fund's total assets in obligations of domestic and foreign financial institutions and their holding companies. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     (b) TREASURY FUND, U.S. GOVERNMENT FUND AND MUNICIPAL MONEY MARKET FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in foreign government securities, or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country; (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
          Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.


     (c) TREASURY PLUS FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on (i) investments in U.S. Government securities, in repurchase agreements covering U.S. Government securities, in securities issued by the states, territories and possessions of the United States ("municipal securities") or in foreign government securities or (ii) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy. For purposes of this policy (i) "mortgage related securities," as that term is defined in the 1934 Act are treated as securities of an issuer in the industry of the primary type of asset backing the security,
          (ii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

     (d)  INCOME  FUND,  LIMITED  TERM  TAX-FREE  FUND,  TAX-FREE  INCOME  FUND,
          COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND, MINNESOTA TAX-FREE FUND AND VALUGROWTH STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in repurchase agreements covering U.S. Government Securities; (2) municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     (e) TOTAL RETURN BOND FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) mortgage-related or housing-related securities (including mortgage-related or housing-related U.S. Government Securities) and municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     (f) SMALL COMPANY STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     (g) DIVERSIFIED SMALL CAP FUND AND SMALL CAP OPPORTUNITIES FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     (h) STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, AND SMALL COMPANY GROWTH FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     (i) INTERNATIONAL FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) there is no limit on investment in issuers domiciled in a single country; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

(3)      BORROWING

     (a) Each MONEY MARKET FUND, INCOME FUND, TOTAL RETURN BOND FUND, EACH TAX-FREE INCOME FUND, VALUGROWTH STOCK FUND, SMALL COMPANY STOCK FUND, DIVERSIFIED SMALL CAP FUND AND SMALL CAP OPPORTUNITIES FUND may borrow money from banks or by entering into reverse repurchase agreements, but the Fund will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

     (b) STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INDEX FUND, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND AND INTERNATIONAL FUND may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).

     (c) TREASURY PLUS FUND may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets. For purposes of this limitation, the following are not treated as borrowing to the extent they are fully collateralized: (i) the delayed delivery of purchased securities (such as the purchase of when-issued securities), (ii) reverse repurchase agreements; (iii) dollar roll transactions; and (iv) the lending of securities.

(4)       ISSUANCE OF SENIOR SECURITIES

          No Fund may issue senior securities except to the extent permitted by the 1940 Act.

(5)       UNDERWRITING ACTIVITIES

     (a) TREASURY PLUS FUND may not underwrite (as that term is defined by the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be considered to be an underwriter.

     (b) NO OTHER FUND may underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(6)       MAKING LOANS

     (a) TREASURY PLUS FUND may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

     (b) NO OTHER FUND may make loans, except a Fund may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

(7)       PURCHASES AND SALES OF REAL ESTATE

     (a) EACH FUND (other than DIVERSIFIED SMALL CAP FUND, SMALL CAP OPPORTUNITIES FUND AND TREASURY PLUS FUND) may not purchase or sell real estate or any interest therein or real estate limited partnership interests, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

     (b) DIVERSIFIED SMALL CAP FUND AND SMALL CAP OPPORTUNITIES FUND may not purchase or sell real estate or any interest therein, except that it may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

     (c) TREASURY PLUS FUND may not purchase or sell real estate, unless acquired as a result of ownership of securities or other investments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(8)       PURCHASES AND SALES OF COMMODITIES

     (a) EACH FIXED INCOME FUND, EQUITY FUND (other than DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) and BALANCED FUND may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

     (b) DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures and forward currency contracts and other financial contracts or derivative instruments.

     (c) TREASURY PLUS FUND may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following nonfundamental investment policies. The Board may change any nonfundamental policy.

(1)       DIVERSIFICATION

     (a) To the extent required to qualify as a regulated investment company, and with respect to 50% of its assets, MUNICIPAL MONEY MARKET FUND may not purchase a security other than a U.S. Government Security, if as a result, more than 5% of the Fund' s total assets would be invested in a single issuer or the Fund would own more than 10% of the outstanding rated securities of any single issuer.

     (b) COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND are "non-diversified" as that term is defined in the 1940 Act.

     (c) With respect to each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND, to the extent required to qualify as a regulated investment company under the Code, as amended, the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

(2)       BORROWING

     (a) EACH FUND'S (other than TREASURY PLUS FUND'S, INTERMEDIATE GOVERNMENT INCOME FUND'S and DIVERSIFIED BOND FUND'S) borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value of the Fund's net assets. When STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND establish a segregated account to limit the amount of leveraging with respect to certain investment techniques, they do not treat those techniques as involving borrowings for purposes of this or other borrowing limitations.

     (b) TREASURY PLUS FUND may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(3)       ILLIQUID SECURITIES

     (a) No MONEY MARKET FUND other than TREASURY PLUS FUNd may acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("Restricted Securities").

     (b) EACH FIXED INCOME FUND, EQUITY FUND and BALANCED FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("Restricted Securities").

     (c) TREASURY PLUS FUND may not invest more than 10% of its net assets in illiquid assets such as: (i) securities that cannot be disposed of within seven days at their then-current value, (ii) repurchase agreements not entitling the holder to payment of principal within seven days and (iii) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees.

(4)       OTHER INVESTMENT COMPANIES

          No Fund may invest in securities of another investment company, except to the extent permitted by the 1940 Act.

(5)       MARGIN AND SHORT SALES

     (a) EACH FUND (other than TREASURY PLUS FUND, LIMITED TERM GOVERNMENT INCOME FUND and INTERMEDIATE GOVERNMENT INCOME FUNd) may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. EACH FUND other than TREASURY PLUS FUND may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts. NO FUND (other than
          TREASURY PLUS FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) may enter short sales if, as a result, more that 25% of the value of the Fund's total assets would be so invested, or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

     (b) TREASURY PLUS FUND may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. The Fund may not purchase securities on margin, except that the Fund may use short-term credit for clearance of the Fund's transactions, and provided that the initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(6)      UNSEASONED ISSUERS

         NO FUND (other than TREASURY PLUS FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) may invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if, as a result, more than 5% of the value of the Fund's total assets would be so invested; provided, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

(7)      PLEDGING

         NO FUND may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions.

(8)      SECURITIES WITH VOTING RIGHTS

         NO MONEY MARKET FUND or FIXED INCOME FUND may purchase securities having voting rights except securities of other investment companies; provided that the Funds may hold securities with voting rights obtained through a conversion or other corporate transaction of the issuer of the securities, whether or not the Fund was permitted to exercise any rights with respect to the conversion or other transaction.

(9)      LENDING OF PORTFOLIO SECURITIES

         NO FUND (other than SMALL CAP OPPORTUNITIES FUND) may lend portfolio securities if the total value of all loaned securities would exceed 33 1/3% of the Fund's total assets, as determined by SEC guidelines.

         SMALL CAP OPPORTUNITIES FUND may not lend portfolio securities if the total value of all loaned securities would exceed 25% of its total assets.

(10)     REAL ESTATE LIMITED PARTNERSHIPS

         NO FUND other than TREASURY PLUS FUND may invest in real estate limited partnerships.

(11)     OPTIONS AND FUTURES CONTRACTS

     (a) NO MONEY MARKET FUND may invest in options, futures contracts or options on futures contracts.

     (b) NO FIXED  INCOME FUND,  EQUITY FUND (other than SMALL CAP OPPORTUNITIES
         FUND) or BALANCED FUND may purchase an option if, as a result, more that 5% of the value of the Fund's total assets would be so invested.

(12)     WARRANTS

         NO FUND may invest in warrants if: (1) more than 5% of the value of the Fund's net assets would will be invested in warrants (valued at the lower of cost or market) or (2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, that warrants acquired by a Fund attached to securities are deemed to have no value.

(13)     TREASURY FUND INVESTMENT LIMITATIONS

         TREASURY FUND may not enter into repurchase agreements or purchase any security other than those that are issued or guaranteed by the U.S. Treasury, including separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.

(14)     PURCHASES AND SALES OF COMMODITIES

         NO MONEY MARKET FUND except TREASURY PLUS FUND may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities, provided that currencies and currency-related contracts and contracts on indices are not be deemed to be physical commodities.

         TREASURY PLUS FUND may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities.

(15)     VALUGROWTH STOCK FUND INVESTMENT LIMITATIONS

         VALUGROWTH STOCK FUND may not enter into commitments under when-issued and forward commitment obligations in an amount greater than 15% of the value of the Fund's total assets.

(16)     EXERCISING CONTROL OF ISSUERS

         TREASURY PLUS FUND may not make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

6.       PERFORMANCE AND ADVERTISING DATA


                                     GENERAL

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. All performance information for a Fund is calculated on a class basis. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

A Fund's performance may be quoted in terms of yield or total return. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. Municipal Money Market Fund and the Tax-Exempt Fixed Income Funds may also quote tax-equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yield, after taxes.

A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.
Because average annual returns tend to smooth out variations in the Fund's returns, they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges will be higher than a similar computation that takes into account payment of sales charges.

For a listing of certain performance data as of May 31, 1999 (see Appendix C -- Performance Data, Table 3 -- Total Returns).

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Fund that invests its assets using different investment styles. Indexes are not used in the management of a Fund but rather are standards by which an Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful in reviewing a Fund's performance, the Fund's yield fluctuates from day to day and the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, financial institutions that sell Fund shares and others may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

MONEY MARKET FUNDS. Yield quotations for the Money Market Funds will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Money Market Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

FIXED INCOME FUNDS, TAX-FREE FIXED INCOME FUNDS, BALANCED FUNDS AND EQUITY FUNDS. Standardized yields for the Funds used in advertising are computed by dividing a Fund's interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, performance is not constant over time but changes from year to year, and average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P   =   a  hypothetical  initial  payment  of  $1,000
                  T   =   average annual total return
                  n   =   number of years
                  ERV =   ending  redeemable  value:  ERV is the value, at the
                          end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the sales load according to the following formula:

       P(1+U)n = ERV

Where    P        =     a hypothetical initial payment of $1,000.

         U        =     average annual total return assuming non payment of
                        the maximum sales load at the beginning of the stated period.

         n        =     number of years

         ERV      =     ending redeemable value of a hypothetical $1,000 payment
                        at the end of the stated period

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return
          The other definitions are the same as in average annual total return above

MULTICLASS,  COLLECTIVE  INVESTMENT FUND, COMMON TRUST FUND AND CORE AND GATEWAY
PERFORMANCE MULTICLASS PERFORMANCE. When a Fund has more than one class of shares, performance calculations for the classes of shares that are created after the initial class may be stated so as to include the performance of the initial class or classes of the Fund. Generally, performance of the initial class is not restated to reflect the expenses or expense ratio of the subsequent class. For instance, if A Shares of a Fund are created after I Shares have been in existence, the inception of performance for the A Shares will be deemed to be the inception date of the I Shares and the performance of the I Shares (based on the I Shares actual expenses) from the inception of I Shares to the inception of A Shares will be deemed to be the performance of A Shares for that period. For standardized total return calculations, the current maximum initial sales load and applicable 12b-1 fees on A Shares would be used in determining the total return of A Shares as if assessed at the inception of I Shares. Generally, the performance of B Shares and C Shares will be calculated only from the inception date of B Shares, regardless of the existence of prior share classes in the same Fund.

Prior to November 11, 1994, Norwest Bank Minnesota, N.A. managed a collective investment fund with an investment objective and policies that were, in all material respects, equivalent to the Fund. The performance for the Fund includes the performance of the predecessor collective investment fund for periods before it became a mutual fund on November 11, 1994. The collective investment fund was not registered under the 1940 Act nor subject to restrictions imposed by the Act, which, if applicable, may have adversely affected the performance.

Class B shares for Growth Balanced Fund, Large Company Growth Fund and Diversified Small Cap Fund commenced operations on October 1, 1998. Returns prior to October 1, 1998 are for Class I shares, adjusted for Class B share expenses. Performance shown or advertised for the Class B Shares for each of these funds for periods prior to November 11, 1994 reflects performance of the shares of predecessor collective investment funds adjusted to reflect Class B expenses (before waivers and reimbursements).

Class C shares for Growth Balanced Fund, Income Equity Fund, Diversified Equity Fund and Growth Equity Fund commenced operations on October 1, 1998. Returns prior to October 1, 1998 are for Class I shares, adjusted for Class C share expenses. Performance shown or advertised for the Class C Shares for each of these funds for periods prior to November 11, 1994 reflects performance of the shares of predecessor collective investment funds adjusted to reflect Class C expenses (before waivers and reimbursements).

Class B shares for Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund and International Fund commenced operations on May 2, 1996, May 6, 1996, May 6, 1996, December 31, 1993 and May 12, 1995,
respectively. Returns prior to those dates are for Class I shares, adjusted for Class B share expenses. Performance shown or advertised for the Class B Shares for each of these funds for periods prior to November 11, 1994 reflects performance of the shares of predecessor collective investment funds adjusted to reflect Class B expenses (before waivers and reimbursements).

Small Cap Opportunities Fund's Class B shares commenced operations on November 8, 1996. Returns prior to November 8, 1996 are for Class I shares, adjusted for Class B share expenses.

Class B shares for Income Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund and ValuGrowth (SM) Stock Fund commenced operations on August 5, 1993, August 5, 1993, August 6, 1993, August 2, 1993 and August 6, 1993, respectively. Returns prior to these dates are for Class A shares, adjusted for Class B share expenses.

COLLECTIVE INVESTMENT AND COMMON TRUST FUND PERFORMANCE. Prior to November 11, 1994, Norwest Bank managed several collective investment funds each of which had an investment objective and investment policies that were in all material respects equivalent to a particular Fund which became the successor to the collective investment fund. Therefore, the performance for these Funds includes the performance of their predecessor collective investment funds for periods before those Funds became mutual funds on November 11, 1994. The collective investment fund performance was adjusted to reflect those Funds' 1994 estimate of their expense ratios for the first year of operations as a mutual fund (without giving effect to any fee waivers or expense reimbursements). Prior to October 1, 1997, Norwest Bank managed a common trust fund which had an investment objective and investment policies that were in all material respects equivalent to one of the Funds which became the successor to the common trust fund. Therefore, the performance for the Fund includes the performance of the predecessor common trust fund for the period before the Fund became a mutual fund on October 1, 1997. The common trust fund performance was adjusted to reflect the Fund's 1997 estimate of its expense ratio for the first year of operation as a mutual fund (without giving effect to any fee waivers or expense reimbursements). The collective investment funds and common trust fund were not registered under the 1940 Act nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance result. The performance of International Fund reflects the historical performance of Schroder International Equity Fund (managed by Schroder Capital Management International Inc.) in which International Fund's predecessor collective investment fund invested.

CORE AND GATEWAY PERFORMANCE. When a Fund invests all of its investable assets in a Portfolio that has a performance history prior to the investment by the Fund, the Fund will assume the performance history of the Portfolio. That history may be restated to reflect the estimated expenses of the Fund.

OTHER ADVERTISEMENT MATTERS. The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge; excluding sales charges from a total return calculation produces a higher return figure. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Funds may also include various information in their advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) biographical descriptions of the Funds' portfolio managers and the portfolio management staff of the Advisers or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


                                       Systematic                    Share                    Shares
               Period                  Investment                    Price                   Purchased
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                      8.33
                  3                       $100                        $15                      6.67
                  4                       $100                        $20                      5.00
                  5                       $100                        $18                      5.56
                  6                       $100                        $16                      6.25
                                          ----                        ---                      ----
                            Total Invested $600      Average Price $15.17        Total Shares 41.81


With respect to the Funds that invest in municipal securities and distribute Federally tax-exempt (and in certain cases state tax exempt) dividends, the Funds may advertise the benefits of and other effects of investing in municipal securities. For instance, the Funds' advertisements may note that municipal bonds have historically offered higher after tax yields than comparable taxable alternatives for those persons in the higher tax brackets, that municipal bond yields may tend to outpace inflation and that changes in tax law have eliminated many of the tax advantages of other investments. The combined Federal and state income tax rates for a particular state may also be described and advertisements may indicate equivalent taxable and tax-free yields at various approximate combined marginal Federal and state tax bracket rates. All yields so advertised are for illustration only are not necessarily representative of a Fund's yield.

In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm.

7.       MANAGEMENT

Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST. The Trustees and officers of the Trust and their principal occupations during the past five years and age as of October 1, 1999 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

JOHN Y. KEFFER, Chairman and President,* Age  56.

          President  and Owner,  Forum  Financial  Services,  Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

ROBERT C. BROWN, Trustee,* Age  67.

          Former Director Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation (1993-March 1999). His address is 5038 Kestral Parkway South, Sarasota, Florida 34231.

DONALD H. BURKHARDT, Trustee, Age  72.

          Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

JAMES C. HARRIS, Trustee, Age  78.

          President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

RICHARD M. LEACH, Trustee, Age  65.

          President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor
          Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

JOHN S. MCCUNE,* Trustee, Age  53.

          President,   Norwest  Investment   Services,   Inc.  (a  broker-dealer
          subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

TIMOTHY J. PENNY, Trustee, Age  46.

          Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

DONALD C. WILLEKE, Trustee, Age  58.

          Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

SARA M. MORRIS, Vice President and Treasurer, Age  35.

          Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Vice President and Secretary, Age  37.

          Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President and Assistant Secretary, Age  44.

          Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

PAMELA J. WHEATON, Assistant Treasurer, Age  39.

          Manager - Fund Accounting, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age  50.

          Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST. Each Trustee of the Trust is paid a quarterly retainer fee of $6,000, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended except the annual meeting, for which each Trustee is paid $5,000 (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Messrs. Keffer and McCune received no compensation for their services as Trustees for the past year or reimbursement for their associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $8,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1999, which was the fiscal year end of all of the Trust's portfolios.



                                                                            TOTAL COMPENSATION FROM
                                                     TOTAL COMPENSATION       THE TRUST AND NORWEST
                                                       FROM THE TRUST             SELECT FUNDS

         Mr. Brown                                        $37,770                    $38,000
         Mr. Burkhardt                                    $45,722                    $46,000
         Mr. Harris                                       $31,802                    $32,000
         Mr. Leach                                        $37,770                    $38,000
         Mr. Penny                                        $37,770                    $38,000
         Mr. Willeke                                      $37,770                    $38,000



Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1999 total expenses of the Trustees (other than Messrs. Keffer and McCune) was $38,958 and total expenses of the trustees of Norwest Select Funds was $444 .

As of October 1, 1999, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.

TRUSTEES AND OFFICERS OF CORE TRUST. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

JOHN Y. KEFFER*, Chairman and President (Age 56).

          President , Forum Financial Group, LLC (mutual fund services company holding company). Mr. Keffer is a Trustee/Director and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

COSTAS AZARIADIS, Trustee (Age 55).

          Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

JAMES C. CHENG, Trustee (Age 56).

          President, Technology Marketing Associates (a marketing company for small and medium size businesses in New England) since 1991. Prior thereto, Mr. Cheng was President of Network Dynamics, Inc. (a software development company). His address is 27 Temple Street, Belmont, MA 02718.

J. MICHAEL PARISH, Trustee (Age 55).

          Partner at the law firm of Reid & Priest L.L.P. since 1995. From 1989 to 1995, he was a partner at Winthrop, Stimson, Putnam & Roberts. His address is 40 West 57th Street, New York, New York 10019.

STACEY HONG, Treasurer (Age 32)

          Director, Fund Accounting, Forum Financial Group, LLC, with which he has been associated since April 1992. Prior thereto, Mr. Hong was a Senior Accountant at Ernst & Young, LLP. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President (Age 44).

          Managing Director, Forum Financial Group, LLC, with which he has been associated since October 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Secretary (Age 37).

          General Counsel, Forum Financial Group , LLC, with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart, LLP. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

LESLIE K. KLENK,  Secretary (Age 34)

          Counsel, Forum Financial Group, LLC with which she has been associated since April 1998. Prior thereto, Ms. Klenk was Vice President and Associate General Counsel of Smith Barney Inc. Ms. Klenk also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary (Age  50).

          Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

PAMELA STUTCH, Assistant Secretary (Age 31)

          Senior Fund Specialist, Forum Financial Group, LLC with which she has been associated since May 1998. Prior thereto, Ms. Stutch attended Temple University School of Law and graduated in 1997. Ms. Stutch was also a legal intern for the Maine Department of the Attorney General. Ms. Stutch also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

HEIDI HOEFLER, Assistant Secretary (Age __)

         Senior Fund  Specialist,  Forum Financial Group, LLC with which she has
         been   associated   since  ___  199_.   Prior   thereto,   Ms.  Hoefler
         ___________________________.

INVESTMENT ADVISORY SERVICES

GENERAL. Table 1 in Appendix B shows, with respect to each Fund that invests directly in portfolio securities, the dollar amount of fees payable by the Fund to Norwest under its Investment Advisory Agreement. The table shows, with respect to each Fund that invests in a Core and Gateway Structure, the aggregate dollar amount of (i) the Fund's share of the aggregate investment advisory fees payable by the Portfolio(s) in which the Fund invests to Norwest, Wells Fargo Bank and/or Schroder, as the case may be, under the Investment Advisory Agreement(s) of the Portfolio(s) and (ii) the asset allocation fees payable by the Fund to Norwest, if any, if the Fund invests in multiple Portfolios. The table also shows the amount of the fee that was waived by Norwest, Wells Fargo Bank and/or Schroder, if any, and the actual fee received by Norwest, Wells Fargo Bank and/or Schroder. The data is for the past three fiscal years or for a shorter period if the Fund has been in operation for a shorter period.

The advisory fee for each Fund investing directly in portfolio securities is disclosed in the Fund's prospectuses. If a Fund invests in a Core and Gateway Structure, the asset allocation fee payable to Norwest, if any, and the aggregate of the advisory fees payable with respect to the Fund's assets by the Portfolio or Portfolios in which the Fund invests are also disclosed in the Fund's prospectuses. All investment advisory fees are accrued daily and paid monthly. Each Adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees.

In addition to receiving its advisory fee from the Funds, each Adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from a Fund with respect to the client's assets invested in the Fund.

NORWEST INVESTMENT MANAGEMENT. For each Fund investing directly in portfolio securities, Norwest makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program or oversees the investment decisions of the Fund's Subadviser, as applicable. For Funds that invest in a Core and Gateway Structure, Norwest provides investment advisory services to the Funds indirectly through its investment advisory services to the Portfolios other than those for which Schroder or Wells Fargo Bank serves as investment adviser. In this capacity, Norwest makes investment decisions for those Portfolios and continuously reviews, supervises and administers those Portfolios' investment programs or oversees the investment decisions of the Subadvisers, as applicable. For each Fund investing in a Core and Gateway Structure pursuant which the Fund invests in multiple Portfolios and Norwest allocates the Fund's assets among the Portfolios, Norwest makes investment decisions regarding the asset allocations of the Fund and continuously reviews, supervises and administers the Fund's asset allocations. Norwest provides these investment advisory services to the Funds and the Portfolios subject to the supervision of the Board or the Core Board, as appropriate.

Norwest provides investment advisory services to the Funds under the Investment Advisory Agreement between the Trust and Norwest. Norwest provides investment advisory services to the Portfolios under an Investment Advisory Agreement between Core Trust and Norwest. The Investment Advisory Agreement between Norwest and Core Trust is identical to the Investment Advisory Agreement between Norwest and the Trust, except for the fees payable thereunder and certain immaterial matters. Accordingly, the description of the Investment Advisory Agreement set forth below applies equally to the Investment Advisory Agreement between Norwest and Core Trust.

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Under the Investment Advisory Agreement, Norwest may delegate its responsibilities to any Subadviser approved by the Board and, as applicable, shareholders, with respect to all or a portion of the assets of the Fund. With respect to each Fund, the Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

The Investment Advisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice: (1) by the Trust to Norwest, if the Board determines to terminate the Investment Advisory Agreement with respect to the Fund or a majority of the outstanding voting securities of the Fund vote to terminate the Investment Advisory Agreement with respect to the Fund or (2) by the Adviser to the Trust. The Investment Advisory Agreement terminates if assigned. The Investment Advisory Agreement also provides that, with respect to the Funds, neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreement shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement provides that Norwest may render services to others.

Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is a subsidiary of Wells Fargo & Company, [a multi-bank holding company that was incorporated under the laws of Delaware in 1929]. Wells Fargo & Company currently has assets in excess of $__ billion. Norwest and its affiliates currently manage assets with a value of approximately $____ billion.


"DORMANT" INVESTMENT ADVISORY ARRANGEMENTS. Under its Investment Advisory Agreement with the Trust, Norwest has been retained as a "dormant" or "back-up" investment adviser for the Funds currently investing in a Core and Gateway Structure. In this capacity, Norwest does not receive any compensation from the Funds as long as the Funds invest entirely in Portfolios. If a Fund were to redeem assets from a Portfolio and invest them directly, Norwest would receive an investment advisory fee from the Fund for the management of those assets at the following rates:


                                                                       FEE AS A
              FUND                                      % OF THE FUND'S AVERAGE DAILY NET ASSETS

         Cash Investment Fund                                 0.20% for the first $300 million;
                                                              0.16% for the next $400 million;
                                                              0.12%  for the remaining assets.
         Ready Cash Investment Fund                           0.40% for the first $300 million;
                                                              0.36% for the next $400 million;
                                                              0.32%  for the remaining assets
         Stable Income Fund                                            0.30%
         Diversified Bond Fund                                         0.35%
         Total Return Bond Fund                                        0.50%
         Strategic Income Fund                                         0.45%
         Moderate Balanced Fund                                        0.53%
         Growth Balanced Fund                                          0.58%
         Aggressive Balanced-Equity Fund                               0.63%
         Index Fund                                                    0.15%
         Income Equity Fund                                            0.50%
         Diversified Equity Fund                                       0.65%
         Growth Equity Fund                                            0.90%
         Large Company Growth Fund                                     0.65%
         Diversified Small Cap Fund                                    0.90%
         Small Company Stock Fund                                      0.90%
         Small Cap Opportunities Fund                                  0.60%
         Small Company Growth Fund                                     0.90%
         International Fund                                            0.85%


SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. Subject to the general supervision of the Core Boards, Schroder Investment Management North America Inc. makes investment decisions for International Portfolio and continuously reviews, supervises and administers the Portfolio's investment program.

International  Fund  invests  all  of its  assets  in  International  Portfolio.
Pursuant to a separate Advisory Agreement between Core Trust and Schroder, Schroder acts as investment adviser to International Portfolio, and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing that Portfolio's investments and effecting portfolio transactions for that Portfolio. This Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Core Trust Board or by vote of a majority of the outstanding voting interests of the Portfolio and (2) by a majority of the trustees of Core Trust who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of Core Trust), at a meeting called for the purpose of voting on the Advisory Agreement; provided further, however, that if the Advisory Agreement or the continuation of the Advisory Agreement is not approved as to the Portfolio, Schroder may continue to render to the Portfolio the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Advisory Agreement between Schroder and Core Trust is substantially identical to the Investment Advisory Agreement, except for the parties, the fees payable thereunder and certain immaterial matters.

WELLS FARGO BANK. Subject to the general supervision of the Core Trust Board, Wells Fargo Bank makes investment decisions for International Equity Portfolio and continuously reviews, supervises and administers that Portfolio's investment program.

Pursuant to a separate Advisory Agreement between Core Trust and Wells Fargo Bank, Wells Fargo Bank acts as investment adviser to International Equity Portfolio, and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing that Portfolio's investments and effecting portfolio transactions for that Portfolio. This Advisory Agreement will continue in effect with respect to the Portfolio only if such continuance is specifically approved at least annually: (1) by the Core Trust Board, or by vote of a majority of the outstanding voting interests of the Portfolio and, in either case, (2) by a majority of the trustees of Core Trust, who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of Core Trust), at a meeting called for the purpose of voting on the Advisory Agreement; provided further, however, that if the Advisory Agreement or the continuation of the Advisory Agreement is not approved as to a Portfolio, Wells Fargo Bank may continue to render to that Portfolio the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Advisory Agreement between Wells Fargo Bank and Core Trust is substantially identical to the Investment Advisory Agreement, except for the parties, the fees payable thereunder and certain immaterial matters.

"DORMANT" INVESTMENT SUBADVISORY ARRANGEMENTS. Norwest and the Trust have entered into an Investment Subadvisory Agreement with Schroder on behalf of International Fund. The Investment Subadvisory Agreement would become operative and Schroder would directly manage the Fund's assets if the Board determined it was no longer in the best interest of the Fund to invest in international securities by investing in another registered investment company. In that event, pursuant to the Investment Subadvisory Agreement, Schroder would make investment decisions directly for the Fund and would continuously review, supervise and administer the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest had so delegated. Schroder would furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund, to the extent of Norwest's delegation.

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (2) by a majority of the Trust's trustees who are not parties to the Investment
Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Investment Subadvisory Agreement is not approved as to the Fund, Schroder may continue to render to the Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Schroder on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provide that, with respect to the Fund, neither Schroder nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Schroder's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Schroder may render services to others.

The Fund does not currently pay any fees to Schroder under the Investment Subadvisory Agreement because the Fund currently invests all of its assets in Portfolio.

SUBADVISERS. As set forth in the Prospectuses, Norwest, Wells Fargo Bank and Core Trust have retained the services of Galliard, Peregrine, Smith and WCM pursuant to Investment Subadvisory Agreements to assist Norwest and Wells Fargo Bank in carrying out their obligations with respect to certain Portfolios. Norwest and Wells Fargo Bank each pay a fee to each such Subadviser for the investment subadvisory services provided to each Portfolio by that Subadviser. These fees do not increase the fees paid by the interestholders of the Portfolios. The amount of the fees paid by Norwest or Wells Fargo Bank to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding matters such as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser, the cost and complexity of providing services, the investment record of the Subadviser in managing the Portfolio and the nature and magnitude of the expenses incurred by the Subadviser in managing the Portfolio's assets and by Norwest or Wells Fargo Bank in overseeing the Portfolio.

Generally, Norwest has entered into a dormant Investment Subadvisory Agreement with each Subadviser on behalf of each Fund that invests all or a portion of its assets in a Portfolio subadvised by that Subadviser. [This is not the case only with respect to Galliard and Total Return Bond Fund and Smith and Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund.] With respect to each Subadviser, the terms of the Investment Subadvisory Agreement between Core Trust, Norwest and the Subadviser and the dormant Investment Subadvisory Agreement between the Trust, Norwest and the Subadviser are identical, except with respect to the fees payable (no fee is payable under the investment subadvisory agreements with respect to a Fund to the extent that the Fund is invested in an investment company) and certain immaterial matters.

Norwest and Wells Fargo Bank perform internal due diligence on each Subadviser and monitor each Subadviser's performance using their proprietary investment adviser selection and monitoring process. Norwest and Wells Fargo Bank will be responsible for communicating performance targets and evaluations to Subadvisers, supervising each Subadviser's compliance with fundamental investment objectives and policies, authorizing Subadvisers to engage in certain investment techniques, and recommending to the Core Board whether investment subadvisory agreements should be renewed, modified or terminated. Norwest and Wells Fargo Bank also may from time to time recommend that the Core Board replace one or more Subadvisers or appoint additional Subadvisers, depending on Norwest's and Wells Fargo Bank's assessment of what combination of Subadvisers it believes will optimize each Portfolio's chances of achieving its investment objectives.

GALLIARD CAPITAL MANAGEMENT, INC. To assist Norwest in carrying out its obligations with respect to Stable Income Portfolio, Strategic Value Bond Portfolio and Managed Fixed Income Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Stable Income Fund, Diversified Bond Fund, Total Return Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund each invest all or a portion of their assets in at least one of those Portfolios. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation). Pursuant to the Investment Subadvisory Agreement, Galliard makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages all the assets of each Portfolio and has done so since each Portfolio's inception. Norwest supervises the performance of Galliard including its adherence to the Portfolios' investment objectives and policies and pays Galliard a fee for its investment management services. The fee Norwest pays Galliard does not affect the total fees paid by the Portfolios to Norwest.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolios, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Galliard on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Galliard may render services to others.

PEREGRINE CAPITAL MANAGEMENT, INC. To assist Norwest in carrying out its obligations with respect to Positive Bond Portfolio, Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Peregrine, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55479. Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund and Small Company Growth Fund each invest all or a portion of their assets in at least one of those Portfolios. Peregrine is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Peregrine is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation). Pursuant to the Investment Subadvisory Agreement, Peregrine makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Norwest believes should be invested using Peregrine as a subadviser. Currently, Peregrine manages all the assets of each Portfolio and has done so since each Portfolio's inception. Norwest supervises the performance of Peregrine including its adherence to the Portfolios' investment objectives and policies and pays

Peregrine a fee for its investment management services. The fee Norwest pays Peregrine does not affect the total fees paid by the Portfolios to Norwest.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Peregrine on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Peregrine nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Peregrine against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Peregrine's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Peregrine may render services to others.

SMITH ASSET MANAGEMENT GROUP, L.P. To assist Norwest in carrying out its obligations with respect to Disciplined Growth Portfolio and Small Cap Value Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Smith, located at 500 Crescent Court, Suite 250, Dallas, Texas. Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund each invest all or a portion of their assets in at least one of those Portfolios. Smith is registered with the SEC as an investment adviser. Smith is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation). Pursuant to the Investment Subadvisory Agreement, Smith makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Norwest believes should be invested using Smith as a subadviser. Currently, Smith manages all the assets of each Portfolio and has done so since each Portfolio's inception. Norwest supervises the performance of Smith including its adherence to the Portfolios' investment objectives and policies and pays Smith a fee for its investment management services. The fee Norwest pays Smith does not affect the total fees paid by the Portfolios to Norwest.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Smith on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Smith nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Smith against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Smith's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Smith may render services to others.

WELLS CAPITAL MANAGEMENT INCORPORATED. To assist Wells Fargo Bank in carrying out its obligations with respect to International Equity Portfolio, Wells Fargo Bank has entered into an Investment Subadvisory Agreement with WCM, located at 525 Market Street, 10th Floor, San Francisco, California 94105. Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund and Growth Equity Fund each invest a portion of their assets in International Equity Portfolio. WCM is registered with the SEC as an investment adviser. WCM is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting portfolio transactions for the Portfolio (to the extent of Wells Fargo Bank's delegation). Pursuant to the Investment Subadvisory Agreement, WCM makes investment decisions for International Equity Portfolio and continuously reviews, supervises and administers the Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Wells Fargo Bank believes should be invested using WCM as a subadviser. Currently, WCM manages all the assets of the Portfolio and has done so since the Portfolio's inception. Wells Fargo Bank supervises the performance of WCM including its adherence to the Portfolios' investment objectives and policies and pays WCM a fee for its investment management services. The fee Wells Fargo Bank pays WCM does not affect the total fees paid by the Portfolio to Wells Fargo Bank.

MANAGEMENT AND ADMINISTRATIVE SERVICES

FORUM AND FAdS. Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of FAdS, Norwest, Wells Fargo Bank, any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum: (1) oversees: (a) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (b) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (c) the transmission of purchase and redemption orders for Shares; (d) the notification of the Advisers of available funds for investment; and (e) the performance of fund accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAdS manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, FAdS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, the Advisers, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board; (6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAdS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAdS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAdS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAdS's Administration Agreement, respectively. Forum and FAdS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAdS pursuant to their Management and Administration Agreements with the Trust.

For their services, Forum and FAdS each receives a fee with respect to U.S. Government Fund, Treasury Fund, Institutional Shares of Municipal Money Market Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Income Fund, each Tax-Free Fixed Income Fund, ValuGrowth Stock Fund Small Company Stock Fund, Small Cap Opportunities Fund and International Fund at an annual rate of 0.05% of the Fund's (of class') average daily net assets, with respect to Investor Shares of Municipal Money Market Fund at an annual rate of 0.10% of the class' average daily net assets, with respect to Public Entities Shares and Investor Shares of Ready Cash Investment Fund at an annual rate of 0.075% of the class' average daily net asset, and with respect to each other Fund at an annual rate of 0.025% of the Fund's average daily net assets.

As of August 31, 1999, Forum and FAdS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $__ billion.

Table 2 in Appendix B shows the dollar amount of fees payable to Forum and FAdS for management and administrative services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding), the amount of fees that were waived by Forum and FAdS, if any, and the actual fees received by Forum and FAdS. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

PORTFOLIOS OF CORE TRUST. FAdS manages all aspects of Core Trust's operations with respect to the Portfolios except those which are the responsibility of Norwest or Schroder. With respect to each Portfolio, FAdS has entered into an Administration Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Administration Agreement. Under the Administration Agreement, FAdS performs similar services for each Portfolio as it and Forum perform for the Funds under the Management Agreement and Administration Agreement, to the extent the services are applicable to the Portfolios and their structure.

The Administration Agreement provides that FAdS shall not be liable to Core Trust or any of Core Trust's interestholders for any action or inaction of FAdS relating to any event whatsoever in the absence of bad faith, willful misfeasance or gross negligence in the performance of FAdS' duties or obligations under the Agreement or by reason of FAdS' reckless disregard of its duties and obligations under this Agreement.


The Administration Agreement may be terminated with respect to a Portfolio at anytime, without the payment of any penalty (i) by the Core Board on 60 days' written notice to FAdS or (ii) by FAdS on 60 days' written notice to Core Trust.

For its services FAdS receives a fee with respect to each Portfolio of Core Trust at an annual rate of 0.05% of the Portfolio's average daily net assets (0.15% in the case of International Portfolio).

NORWEST ADMINISTRATIVE SERVICES. Under an Administrative Services Agreement between the Trust and Norwest Bank with respect to International Fund, Norwest performs ministerial, administrative and oversight functions for the Fund and undertakes to reimburse certain excess expenses of the Fund. Among other things, Norwest Bank gathers performance and other data from Schroder as the adviser of International Portfolio and from other sources, formats the data and prepares reports to the Fund's shareholders and the Trustees. Norwest Bank also ensures that Schroder is aware of pending net purchases or redemptions of the Fund's shares and other matters that may affect Schroder's performance of its duties. Lastly, Norwest Bank has agreed to reimburse the Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. No fees will be paid to Norwest Bank under the Administrative Services Agreement unless the Fund's assets are invested solely in International Portfolio or in a portfolio of another registered investment company. This agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party.

The Administrative Services Agreement provides that neither Norwest Bank nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

Under the agreement, Norwest Bank receives a fee with respect to International Fund at an annual rate of 0.25% of the Funds' average daily net assets. International Fund incurs total management and administrative fees at a higher rate than many other mutual funds, including other funds of the Trust.

Table 2 in Appendix B shows the dollar amount of fees payable under the Administrative Services Agreement, the amount of the fee that was waived, if any, and the amount received by Norwest Bank for the past three fiscal years of the Funds.

DISTRIBUTION

Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party and, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, who do not have any direct or indirect financial interest in any distribution plan of the Fund or in any agreement related to the distribution plan cast in person at a meeting called for the purpose of voting on such approval ("12b-1 Trustees").

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty: (1) by the Board or by a vote of the Fund's shareholders or, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, a majority of 12b-1 Trustees, on 60 days' written notice to Forum or (2) by Forum on 60 days' written notice to the Trust.

Under the Distribution Services Agreement related to the Funds that offer A Shares, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of A Shares of the Funds. The Funds have also adopted the distribution plans described below.

A SHARES DISTRIBUTION PLAN. The Trust, on behalf of Growth Balanced Fund, Large Company Growth Fund and Diversified Small Cap Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "A Shares Plan") providing for distribution payments with respect to A Shares. Each of the Funds compensates Forum for its distribution activities with respect to A Shares by making distribution payments on A Shares to Forum at an annual rate of up to 0.10% per annum of the average daily net assets of the Fund attributable to A Shares (the "distribution services fee"). In consideration of the payment of the distribution services fee, Forum provides the Funds with distribution-related services that are primarily intended to result in the sale of A Shares, including, but not limited to, compensation of employees of Forum, compensation and expenses, including overhead and telephone and other communication expenses, of Forum and other broker-dealers, banks and other financial intermediaries that engage in or support the distribution of A Shares, the preparation, printing and distribution of prospectuses, statements of additional information, sales literature and advertising materials relating to the A Shares, and such other promotional activities in such amounts Forum deems necessary or appropriate. The amount of distribution services fees is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services, which expenses may be greater or less than those fees and charges. The Fund will not be obligated to reimburse Forum for those expenses.

B SHARES AND C SHARES DISTRIBUTION PLANS. The Trust, on behalf of Funds offering B Shares and C Shares, has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan") providing for distribution payments with respect to B Shares and C Shares. [Each of the Funds compensates Forum] for its distribution activities with respect to B Shares by paying a distribution services fee on B Shares to Forum at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to the B Shares. Each Fund offering C Shares compensates Forum for its distribution activities with respect to C Shares by paying a distribution services fee to Forum of up to 0.75% of the average daily net assets of the Fund attributable to the C Shares. The distribution payments due to Forum from each Fund comprise: (1) sales commissions at levels set from time to time by the Board ("sales commissions"); and (2) an interest fee calculated by applying the rate of 1% over the prime rate to the outstanding balance of uncovered distribution charges.

Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of B Shares and C Shares. The combined contingent deferred sales charge and distribution services fee on B Shares and C Shares is intended to finance the distribution of those shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the contingent deferred sales charge with respect to a Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of B Shares or C Shares, such as the payment of compensation to broker-dealers selling B Shares or C Shares. Forum may spend the distribution services fees it receives with respect to B Shares or C Shares as it deems appropriate on any activities primarily intended to result in the sale of B Shares or C Shares, respectively.

Under the Plans, a Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to the appropriate class of that Fund. Uncovered distribution charges for a class are equivalent to all sales commissions previously due (plus interest), less amounts received pursuant to the Plan and all contingent deferred sales charges previously paid to Forum. At May 31, 1999, Ready Cash Investment Fund (Exchange Shares), Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund had uncovered distribution expenses of $18,785; $112,707; $90,244; $38,700;
$152,328;  $99,195;  $273,966;  $1,561,075;   $115,392;  $2,350,252;   $465,310;
$111,593;  $229,014 and $57,510,  respectively,  or approximately  1.04%, 1.36%,
1.88%, 1.47%, 1.38%, 1.09%, 1.66%, 2.32%, 1.28%, 2.89%, 2.80%, 1.93%, 3.73%, and
2.56% of each respective Fund's net assets attributable to B Shares as of the same date.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to B Shares or C Shares of a Fund are not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the B Shares or C Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under a Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum with respect to B Shares or C Shares exceed the total expenses incurred by Forum in distributing B Shares or C Shares.

A Fund does not accrue future distribution services fees as a liability of the Fund with respect to the B Shares or C Shares or reduce the Fund's current net assets in respect of distribution services fees which may become payable under a Plan in the future.

In the event that a Plan is terminated or not continued with respect to B Shares or C Shares of a Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales of the class that occurred prior to the termination or discontinuance of the Plan). In deciding whether to purchase B Shares and C Shares of a Fund, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plans attributable to that Fund. In approving the Plans, the Board determined that there was a reasonable likelihood that the Plans would benefit each Fund and its B Shares shareholders and its C Shares shareholders.

Periods with a high level of sales of B Shares or C Shares of a Fund accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges with respect to B Shares or C Shares. Conversely, periods with a low level of sales of B Shares or C Shares of a Fund accompanied by a high level of redemptions of those shares that are subject to contingent deferred sales charges will tend to reduce uncovered distribution charges with respect to B Shares or C Shares. A high level of sales of B Shares or C Shares during the first few years of operations, coupled with the limitation on the amount of distribution services fees payable by a Fund with respect to B Shares or C Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the B Shares or C Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the applicable Plan.

Each Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plans require the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and Forum pursuant to the Plans and identifying the distribution activities for which those expenditures were made.

Each Plan provides that, with respect to each class of each Fund to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of the 12b-1 Trustees. Each Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the trustees in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of the Board or by the shareholders of the respective classes.

The Plans are "semi-enhanced" in that under the circumstances described below, payments to Forum under a Plan continue while there are uncovered distribution charges even though the Plan has been terminated. With respect to each Plan, uncovered distribution charges include all sales commissions previously due, plus interest, less amounts previously received by Forum (or other distributor) pursuant to the Plan and contingent deferred sales charges previously paid to Forum. Each Plan provides that in the event of a Complete Termination (as defined below) of the Plan with respect to a Fund, payments by a Fund in consideration of sales of B Shares that occurred prior to termination of the Plan will cease. A Complete Termination in respect of any Fund means: (1) the 12b-1 Trustees acting in good faith have determined that termination is in the best interest of the Trust and the shareholders of the Fund; (2) the Trust does not alter the terms of the CDSC applicable to the B Shares or C Shares of the Fund outstanding at the time of the termination; (3) the Trust does not pay any portion of the asset based sales charge or service fees to an entity other than the distributor or its assignee (unless the distributor at the time of the termination was in material breach under the Distribution Agreement in respect of the Fund); and (4) the Fund does not adopt a distribution plan relating to a class of shares of the Fund that has a sales load structure substantially similar (as defined in the Plan) to that of the B shares or C Shares.

In the event of a termination of the B Shares Plan that does not satisfy clauses
(2), (3) and (4) of the definition of a Complete Termination above, Ready Cash Investment Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Income Fund, Tax-Free Income Fund, Total Return Bond Fund and Minnesota Tax-Free Fund would continue to pay distribution services fees for no more than four years. In contrast, payments by Stable Income Fund, Intermediate Government Income Fund, Growth Equity Fund and Diversified Equity Fund would continue until such time as there exist no outstanding uncovered distribution charges attributable to the Fund and, therefore, could continue for periods of time beyond four years after the date of termination. In the event of a termination of the C Shares Plan that does not satisfy clauses (2), (3) and (4) of the definition of a Complete Termination above, the Funds would continue to pay distribution fees for no more than four years.

In addition, pursuant to the B Shares Plan, each of Stable Income Fund, Income Equity Fund and Intermediate Government Income Fund and, pursuant to the C Shares Plan, each Fund offering C Shares may, subject to approval by the Rule 12b-1 Trustees, assume and pay: (i) any uncovered distribution charges of the distributor of a fund whose assets are being acquired by the Fund and (ii) any other amounts expended for distribution on behalf of such fund that are not reimbursed or paid by the fund upon the merger or combination with or acquisition of substantially all of the assets of that fund.

Pursuant to the B Shares Plan, each Fund has agreed also to pay Forum a maintenance fee for B Shares in an amount equal to 0.25% of the average daily net assets of the Fund attributable to B Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of the B Shares held by the customers of the broker-dealers.

The fees assessed under the Plans are accrued daily and paid monthly and will cause a Fund's B Shares or C Shares to have a higher expense ratio and to pay lower dividends than A Shares of that Fund. Notwithstanding the discontinuation of distribution services fees with respect to B Shares of a Fund, the Fund's B Shares may continue to pay maintenance fees.

Table 3 in Appendix B shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1997, 1998 and 1999. With respect to each Fund, Forum has paid brokers that sold B Shares in amounts greater than the distribution fees received by Forum with respect to that Fund. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

Table 4 in Appendix B shows the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares) and the amount of sales charge retained by Forum and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

TRANSFER AGENT

Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, serves as transfer agent and dividend disbursing agent for the Trust pursuant to a Transfer Agency Agreement. The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may sell Fund shares. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent.

The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of the Fund (0.10% in the case of Municipal Money Market Fund - Institutional Shares and Ready Cash Investment Fund - Public Entities Shares and 0.14% in the case of A Shares for Large Company Growth Fund, Growth Balanced Fund and Diversified Small Cap Fund).


CUSTODIAN

Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, serves as each Fund's and each Portfolio's custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial services, Norwest Bank receives a fee with respect to each Fund and each Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Portfolio's average daily net assets, 0.015% of the next $100 million of the Fund's or Portfolio's average daily net assets and 0.01% of the Fund's or Portfolio's remaining average daily net assets. Norwest Bank assesses certain administration, holding and transaction fees in connection with its custodial services. No fee is directly payable by a Fund to the extent the Fund is invested in a Portfolio in accordance with Section 12(d)(1)(E) of the 1940 Act. With respect to International Portfolio, Norwest Bank receives a fee at an annual rate of 0.07% of the Portfolio's average daily net assets.

Pursuant to rules adopted under the 1940 Act, a Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund;

the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations.

Each Fund invested in one or more Portfolios incurs its proportionate share of the custodial fees of the Portfolio(s) in which it invests.

PORTFOLIO ACCOUNTING

FAcS, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under the Fund Accounting Agreement, FAcS prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, FAcS receives from the Trust with respect to each Fund (other than a Fund investing in a Core and Gateway Structure) a fee of $3,000 per month plus for each additional class of the Fund above one $1,000 per month. In addition, FAcS is paid additional surcharges for each of the following: (1) Funds with asset levels exceeding $100 million - $500/month, Funds with asset levels exceeding $250 million - $1000/month, Funds with asset levels exceeding $500 million - $1,500/month, Funds with asset levels exceeding $1,000 million - $2,000/month; (2) Funds requiring international custody - $1,000/month; (3) Funds with more than 30 international positions - $1,000/month; (4) Tax free money market Funds - $1,000/month; (5) Funds with more than 25% of net assets invested in asset backed securities - $1,000/month, Funds with more than 50% of net assets invested in asset backed securities - $2,000/month; (6) Funds with more than 100 security positions - $1,000/month; and (7) Funds with a monthly portfolio turnover rate of 10% or greater - $1,000/month.

FAcS receives from the Trust with respect to each Fund investing in a Core and Gateway Structure a standard gateway fee of $1,000 per month plus for each additional class of the Fund above one - $1,000 per month. FAcS also receives a fee of $2,000 per month for each Fund investing in a Core and Gateway Structure pursuant to Section 12(d)(1)(E) of the 1940 Act that invests in more than one security. In addition to the standard gateway fees, FAcS is entitled to receive from the Trust with respect to each Fund investing in a Core and Gateway Structure pursuant to Section 12(d)(1)(H) of the 1940 Act additional surcharges as described above if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets).

Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1999. On January 1, 2000, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable

FAcS is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAcS is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FAcS, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FAcS's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FAcS by an officer of the Trust duly authorized. This indemnification does not apply to FAcS's actions taken or failures to act in cases of FAcS's own bad faith, willful misconduct or gross negligence.

FAcS performs similar services for the Portfolios and, in addition, acts as the Portfolios' transfer agent.

Forum, FAdS, and FAcS are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of October 1, 1999, Forum, FAdS and FAcS were controlled by John Y. Keffer, President and Chairman of the Trust.

Table 5 in Appendix B shows the dollar amount of fees payable to FAcS for its accounting services with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

EXPENSES

Each Fund bears all costs of its operations. The costs borne by the Funds include a pro rata portion of the following: legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on fund securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of each Fund that invest in one or more Portfolios include the Fund's pro rata share of the expenses of the Portfolio or Portfolios in which the Fund invests.

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintaining its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (10) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (11) costs of corporate meetings; (12) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (13) state securities law registration fees and related expenses; (14) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (15) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

8.       PORTFOLIO TRANSACTIONS

The following discussion of portfolio transactions, while referring to the Funds, relates equally to the Portfolios.

The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. The Advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when its Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund that invests in foreign securities than would be the case for comparable transactions effected on U.S.
securities exchanges.

Purchases and sales of portfolio securities for the Money Market Funds and Fixed Income Funds usually are principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Equity Funds and the Balanced Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

The Money Market Funds and Fixed Income Funds may effect purchases and sales through brokers who charge commissions, although the Trust does not anticipate that the Money Market Funds will do so. Table 6 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period, except as otherwise noted. Any material change in the last two years in the amount of brokerage commissions paid by a fund was due to an increase or decrease in the Fund's assets.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board and Core Trust Board have authorized the Advisers to employ their respective affiliates to effect securities transactions of the Funds or the Portfolios, provided certain other conditions are satisfied. No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Adviser, and will not direct brokerage to an affiliate of an Adviser in recognition of research services. Payment of brokerage commissions to an affiliate of an Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Norwest Investment Services, Inc. ("NISI") and other affiliates of an Adviser will, in the judgment of the Adviser responsible for making portfolio decisions and selecting brokers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust Board has adopted similar policies with respect to the Portfolio.

During the last three fiscal years certain Funds paid brokerage commissions to NISI, a wholly-owned broker-dealer subsidiary of the parent of Norwest, Wells Fargo & Company. The following table indicates the Funds that paid commissions to NISI, the aggregate amounts of commissions paid, the percentage of aggregate brokerage commissions paid to NISI and the percentage of the aggregate dollar amount of transactions involving payment of commissions that were effected through NISI.



                                                                                        PERCENTAGE OF
                                                                                         COMMISSION
                                                 AGGREGATE          PERCENTAGE          TRANSACTIONS
                                                COMMISSIONS       OF COMMISSIONS          EXECUTED
VALUGROWTH STOCK FUND                          PAID TO NISI        PAID TO NISI         THROUGH NISI


Year Ended May 31, 1999                                N/A               N/A                  N/A
Year Ended May 31, 1998                                N/A               N/A                  N/A
Year Ended May 31, 1997                            $41,474             8.25%                8.05%


The practice of placing orders with NISI is consistent with each Fund's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

The Funds and the Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, an Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio: (1) to the Fund or Portfolio or (2) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Adviser in connection with the Funds. An Adviser's fees are not reduced by reason of the Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Boards may determine, an Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. The Advisers monitor the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

During their last fiscal year, certain Funds acquired securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year;
(2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.
Following is a list of the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of May 31, 1999.

REGULAR BROKER OR DEALER                                VALUE OF SECURITIES HELD
Goldman Sachs                                                         $2,963,430
Merrill Lynch & Co., Inc.                                             $5,327,050
Lehman Brothers Holding, Inc.                                         $3,864,840

PORTFOLIO TURNOVER

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund or a Portfolio and a possible increase in short-term capital gains or losses. In order to qualify as a regulated investment company for Federal tax purposes for taxable years beginning on or before August 5, 1997, less than 30% of the gross income of the Fund in that year must be derived from the sale of securities held by the Fund for less than three months. See "Taxation" below. The change in portfolio turnover rate for Income Fund and Intermediate Government Income Fund from 1995 to 1996 was due in part to the change in portfolio managers. Other significant changes in portfolio turnover rates was due to changing market conditions and the effect of those conditions on the Funds' investment policies.

9.       ADDITIONAL PURCHASE, REDEMPTION AND
         EXCHANGE INFORMATION

GENERAL

Shares of all Funds are sold on a continuous basis by the distributor.

The per share net asset values of each class of shares of a Fund are expected to be substantially the same. Under certain circumstances, however, the per share net asset value of each class may vary. Due to the higher expenses of B Shares, the net asset value of B Shares will generally be lower than the net asset value of the other classes. The per share net asset value of each class of a Fund eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

MONEY MARKET FUNDS

As described in the Prospectuses, under certain circumstances a Money Market Fund may close early and advance time by which the Fund must receive a purchase or redemption order and payments. In that case, if an investor placed an order after the cut-off time the order would be processed on the next business day and the investor's access to the fund would be temporarily limited.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. These financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the financial institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN. You may elect the Automatic Investment Plan if you purchase A Shares, B Shares, C Shares, I Shares or Investor Shares. Under the Automatic Investment Plan, you may authorize monthly amounts of $50 or more to be withdrawn automatically from a designated bank account (other than a passbook savings account) and sent to the Transfer Agent for investment in a Fund. Call or write the Transfer Agent for an application. The Trust may modify or terminate the Automatic Investment Plan if it is unable to settle any transaction with your bank. If the Automatic Investment Plan is terminated before your account totals $1,000, the Funds may redeem your account.

RETIREMENT ACCOUNTS. The Funds (except Municipal Money Market Fund and the Tax-Free Fixed Income Funds) may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively, "IRAs"). Call the Funds at 1-800-338-1348 or 1-612-667-8833 to obtain an IRA account application. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when
withdrawn.   You  may  contribute  up  to  $2,000   annually  to  an  IRA.  Only
contributions to Traditional IRAs are tax-deductible. However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse has adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $6,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your earned income or $160,000.

This information on IRAs is based on regulations in effect as of January 1, 1999 and summarizes only some of the important federal tax considerations affecting IRA contributions. These comments are not meant to be a substitute for tax planning. Consult your tax advisors about your specific tax situation.

AUTOMATIC WITHDRAWAL PLAN. If you hold more than $1,000 of a Fund's A Shares, B Shares, C Shares, I Shares or Investor Shares or $10,000 of a Fund's Institutional Shares in an account, you may establish an "Automatic Withdrawal Plan" to provide for the preauthorized payment from your account of $250 or more on a monthly, quarterly, semi-annual or annual basis. The Transfer Agent will redeem the number of shares necessary to provide the amount of the payment. Any taxable gain or loss is recognized upon redemption of the shares. Call or write the Transfer Agent for an application. The Funds may suspend a withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than the required minimum amounts at any time.

CHECKWRITING. You may elect checkwriting privileges if you own shares of a Money Market Fund. Call or write the Transfer Agent for an application. If you elect checkwriting privileges, you will receive checks that may be made payable to any person in any amount of $500.00 or more. When a check is presented for payment, the Transfer Agent will redeem the number of shares necessary to cover the amount of the check. You cannot write checks against shares for which certificates have been issued. The Funds will not honor a check for an amount greater than the value of the uncertificated shares held in your account. In addition, you may not liquidate your entire account by means of a check. Normal restrictions on your ability to redeem shares will apply to redemptions by check. The Transfer Agent may also restrict your ability to use checks. Checkwriting procedures may be changed, modified or terminated at any time upon written notification.

REOPENING ACCOUNTS. You may reopen an account without filing a new account application at any time within one year after your account is closed, provided that the information on the account application on file with the Funds is still applicable.

PURCHASES OF A SHARES

WAIVERS OF SALES CHARGES. The Trust does not assess sales charges on the following types of purchases:

o purchases by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended);

o purchases by any financial intermediary acting on behalf of its asset based fee account customers;

o purchases by trustees and officers of the Trust; directors, officers and full-time employees of the Trust's manager, of Norwest Corporation, Stagecoach Funds, Inc., Wells Fargo Bank, Stephens, Inc. and Broker Dealers acting as selling agents, or of any of their affiliates; the spouse of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer, ; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative;

o purchases by any registered investment adviser with whom the distributor has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts;

o purchases of A Shares made pursuant to the Directed Dividend Option from the proceeds of dividends and distributions of another fund of the Trust that assesses a sales charge; or

o purchases of at least $50,000 through an individual retirement account in A Shares of Diversified Equity Fund or Growth Equity Fund, when the shareholder makes a non-binding commitment to subsequently enroll the assets in the Norwest WealthBuilder IRA program, an asset allocation program offered by Norwest Investment Services, Inc. ("NISI"). In connection with purchases of A Shares of Diversified Equity Fund or Growth Equity Fund with no sales charge, Forum makes payments to NISI of up to 1.00% of the value of the shares purchased.

If you purchase A Shares without paying a sales charge, you many only resell the shares to the Fund and you must make the purchase with the intent of investing in the Fund.

If you qualify for a reduced sales charge, you or your financial institution must both notify the Transfer Agent when you purchase the shares that you intend to qualify for the reduced sales charge and verify that you qualify. The Trust may modify or terminate reduced sales charge privileges at any time.

REINSTATEMENT PRIVILEGE. If you redeem a Fund's A Shares, you will not have to pay a sales charge if you repurchase some or all of the shares you redeemed within 60 days of the redemption.

INVESTORS IN STAGECOACH FUNDS. You will not have to pay a sales charge on a purchase of A Shares if you have redeemed A Shares of a Stagecoach Fund (series of Stagecoach Funds, Inc. or Stagecoach Trust), on which you paid a sales load, and you use those redemption proceeds to purchase the Fund's shares.

SELF-DIRECTED 401(K) PROGRAMS. If you purchase less than $100,000 of a Fund's A Shares through a self-directed 401(k) program or other qualified retirement plan offered by Norwest, the Trust's manager or their affiliates, your purchase will eligible for the reduced sales charge applicable to a single purchase of $100,000.

RIGHT OF ACCUMULATION. If you purchase A Shares, you may qualify for a cumulative quantity discount or right of accumulation ("ROA"). If you elect a ROA, the applicable sales charge will be based on the total of your current purchase and the net asset value (at the end of the previous Fund Business Day, as defined in the Prospectus) of some or all of the A Shares you hold. For example, if you own A Shares of Income Fund with a net asset value of $500,000 and purchase an additional $50,000 of the Fund's A Shares, the additional purchase would be subject to a sales charge at the 2.0% rate applicable to a $550,000 purchase rather than at the 3.5% rate applicable to a $50,000 purchase.

In addition, if you have previously purchased A Shares of a Fund other than the Fund you wish to purchase that is sold with a sales charge equal to or greater than the sales charge imposed on the Fund's A Shares, you also may qualify for a ROA and may aggregate existing investments in A Shares of all those funds with your current purchase of the Fund's A Shares to determine the applicable sales charge. In addition, if your spouse, direct ancestor or direct descendant holds A Shares, those shareholdings also may be combined for purposes of the ROA.

With respect to purchases of A Shares of Large Company Growth Fund, until February 28, 1999, a ROA will be calculated based on your total investment in both the Norwest Advantage Funds and Stagecoach Funds, Inc. fund families.

STATEMENT OF INTENTION. You also may obtain a reduced sales charge by making cumulative purchases under a Statement of Intention (an "SOI"). A SOI is a written statement expressing your intent to invest $50,000 or more in a Fund's A Shares within a period of 13 months. Under an SOI, you may make a series of purchases of shares where each purchase will be at net asset value plus the sales charge applicable at the time of the purchase to a single purchase of the total dollar amount of shares you promised to purchase.
Complete the appropriate portion of the account application to select the SOI.

The SOI is not a binding obligation upon you to purchase the full amount indicated. A Shares purchased with the first 5% of such amount will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge.

CALCULATION OF OFFERING PRICE. Set forth below is an example of the method of computing the offering price of the A Shares of the Funds that offer A Shares. Other shares of the Trust are offered at their next determined net asset value. The example assumes a purchase of A Shares of each Fund in an amount such that the purchase would be subject to each Fund's maximum sales charges set forth in the Prospectus at a price based on the net asset value per share of A Shares of each Fund at May 31, 1999. As of October 1, 1999, the maximum sales charges were 5.75% for each Equity Fund and Growth Balanced Fund and 4.5% for each Fixed Income Fund, except Stable Income Fund, for which it was 1.50%. Offering price is determined as follows: Net asset value per share times the sum of one (1) plus the sales charge expressed as a percentage (for example 5.75% would equal 0.0575).


                                                                            Net Asset        Offering
                                                                         Value Per Share       Price

         Stable Income Fund                                                  $10.31           $10.72
         Intermediate Government Income Fund                                 $11.22           $11.67
         Income Fund                                                        $  9.79           $10.18
         Total Return Bond Fund                                             $  9.63           $10.02
         Tax-Free Income Fund                                                $10.54           $10.96
         Colorado Tax-Free Fund                                              $10.69           $11.12
         Minnesota Tax-Free Fund                                             $11.05           $11.49
         Income Equity Fund                                                  $41.19           $43.46
         ValuGrowth Stock Fund                                               $26.18           $27.62
         Diversified Equity Fund                                             $43.06           $45.43
         Growth Equity Fund                                                  $35.73           $37.70
         Small Company Stock Fund                                            $12.00           $12.66
         Small Cap Opportunities Fund                                        $23.60           $24.90
         International Fund                                                  $23.84           $25.15



EXCHANGES

By making an exchange by telephone, the investor authorizes the Transfer Agent to act on telephonic instructions believed by the Transfer Agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Transfer Agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of A Shares may purchase, with the proceeds from a redemption of all or part of their shares, A Shares of the other Funds that offer A Shares or Investor Shares of Ready Cash Investment Fund or Municipal Money Market Fund. Shareholders of B Shares may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the other Funds that offer B Shares or Exchange Shares of Ready Cash Investment Fund. Shareholders of C Shares may purchase, with the proceeds from a redemption of all or part of their shares, C Shares of the other Funds. Shareholders of I Shares may purchase, with the proceeds from a redemption of all or part of their shares, I Shares of the other Funds, Public Entities Shares of Ready Cash Investment Fund, Institutional Shares of Municipal Money Market Fund or Shares of U.S. Government Fund and Treasury Fund.

Shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund may purchase, with the proceeds from a redemption of all or part of their shares, Investor Shares of the other Fund or A Shares of the Funds that offer A Shares. Shareholders of Exchange Shares of Ready Cash Investment Fund may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the Funds that offer B Shares.

Shareholders of Public Entities Shares of Ready Cash Investment Fund and Institutional Shares of Municipal Money Market Fund and others who are eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, Institutional Shares of these Funds, or I Shares of the other Funds of the Trust.

Shareholders of Institutional Shares of Municipal Money Market Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund. Similarly, shareholders of Cash Investment Fund, U.S. Government Fund and Treasury Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of the other two Funds or Institutional Shares of Municipal Money Market Fund.

Shareholders of A Shares or Investor Shares making an exchange will be subject to the applicable sales charge of any A Shares acquired in the exchange; provided, that the sales charge charged with respect to the acquired shares will be assessed at a rate that is equal to the excess (if any) of the rate of the sales charge that would be applicable to the acquired shares in the absence of an exchange over the rate of the sales charge previously paid on the exchanged shares. For purposes of the preceding sentence, A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

In addition, A Shares and Investor Shares acquired by a previous exchange transaction involving shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange transaction involving shares that had been purchased with a sales charge), as well as additional shares acquired through reinvestment of dividends or distributions on such shares will be treated as if they had been acquired subject to that sales charge.

Exchange Shares may only be acquired in exchange for B Shares of a Fund. B Shares ("original B Shares") may be exchanged for Exchange Shares without the payment of any contingent deferred sales charge; however, B Shares or Exchange Shares acquired as a result of an exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time. Exchange Shares may be exchanged without the payment of any contingent deferred sales charge; however, B Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed a formal election with the SEC pursuant to which a Fund will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

REDEMPTION CHARGE (A SHARES)

A Shares of a Fund on which no initial sales charge was assessed due to the amount purchased in a single transaction or pursuant to the Cumulative Quantity Discount or an SOI and that are redeemed (including certain redemptions in connection with an exchange) within specified periods after the purchase date of the shares will be subject to charges equal to the percentages set forth below of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends and distributions.

STABLE INCOME FUND


AMOUNT OF PURCHASE                                      PERIOD SHARES HELD                     CHARGE

$1,000,000 to $4,999,999                                Less than one year                      0.50%
                                                         One to two years                       0.25%
Over $5,000,000                                         Less than one year                      0.25%

INTERMEDIATE GOVERNMENT INCOME FUND,
INCOME FUND, TOTAL RETURN BOND FUND AND THE
TAX-FREE FIXED INCOME FUNDS

AMOUNT OF PURCHASE                                      PERIOD SHARES HELD                     CHARGE

$1,000,000 to $2,499,999                                Less than one year                      0.75%
                                                         One to two years                       0.50%
$2,500,000 to $4,999,999                                Less than one year                      0.50%
Over $5,000,000                                         Less than one year                      0.25%


  EQUITY FUNDS

  AMOUNT OF PURCHASE                                  PERIOD SHARES HELD                         CHARGE

  $1,000,000 to $2,499,999                            Less than one year                         1.00%
                                                      One to two years                           0.75%
  $2,500,000 to $4,999,999                            Less than one year                         0.50%
  Over $5,000,000                                     Less than one year                         0.25%


The charge on shares purchased through an exchange from another Fund is based upon the original purchase date and price of the other Fund's shares. As discussed below, there may be charges in connection with the SOI and the ROA in certain cases.

STATEMENT OF INTENTION. There may be charges on redemptions of A Shares purchased without an initial sales charge pursuant to an SOI that are redeemed within the first two years after purchase. If a shareholder purchases $1,000,000 or more within a 13 month period under an SOI, no initial sales charge will apply with respect to the entire amount purchased. However, a charge will apply with respect to the entire amount purchased if the shareholder fails to purchase $1,000,000 or more of A Shares under the SOI. The holding period for each A Share shall be determined from the date the share was purchased. If the shareholder redeems A Shares during the period that the SOI is in effect, a charge will be assessed at the time the shareholder has purchased $1,000,000 or more worth of A Shares pursuant to the SOI at the rate applicable in the case of a single purchase of the minimum amount specified in the SOI. If the shareholder purchases less than the amount specified under the SOI, an additional contingent deferred sales charge may be assessed in respect of A Shares previously redeemed based on the amount actually purchased pursuant to the SOI.

RIGHT OF ACCUMULATION. The charge will be a charge assessed on A Shares purchased without an initial sales charge pursuant to the ROA that are redeemed within the first two years after purchase. No initial sales charge will apply to A Shares purchased if the value of those shares on the date of purchase plus the net asset value of all A Shares held by the shareholder (as of the close of business on the previous Fund Business Day) exceed $1,000,000. In that case, the charge will apply to redemptions of shares within the first two years after purchase. For example, if a shareholder has made prior purchases of A Shares which now have a value of $900,000, the purchase of $150,000 of A Shares will not be subject to an initial sales charge but will be subject to the charge upon redemption described above. The $900,000 of A Shares would not be subject to the charge.

REINSTATEMENT PRIVILEGE. A Shares purchased by a shareholder within 60 days following the redemption by the shareholder of A Shares in the same Fund with a value at least equal to the A Shares being purchased will not be subject to a contingent deferred sales charge; provided, however, that this exemption is not applicable to more than two purchases within a 12-month period.

REDEMPTION CHARGE AND CONTINGENT DEFERRED SALES CHARGE (A SHARES, B SHARES AND C SHARES)

With respect to A Shares, B Shares and C Shares of the Funds, certain redemptions are not subject to any redemption or contingent deferred sales charge. No such charge is imposed on: (1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by a Fund of shareholder accounts with low account balances; (3) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (4) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan; and (5) redemptions by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

CONVERSION OF B SHARES AND EXCHANGE SHARES

The conversion of Exchange Shares to Investor Shares and B Shares to A Shares is subject to the continuing availability of an opinion of counsel to the effect that: (1) the assessment of the distribution services fee with respect to the Exchange Shares and B Shares does not result in the Funds dividends or distributions constituting "preferential dividends" under the Code and (2) the conversion of Exchange Shares and B Shares does not constitute a taxable event under Federal income tax law. The conversion of Exchange Shares to Investor Shares and B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the original B Shares.

10.      TAXATION

Each Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Since each Money Market Fund and Fixed Income Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of such Funds' dividends or distributions will qualify for the dividends-received deduction for corporations.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund or Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund or Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Fund or Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Fund or Portfolio upon the lapse or sale of such options held by such Fund or Portfolio will be either long-term or short-term capital gain or loss depending upon the Fund's (or Portfolio's) holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund or Portfolio will be treated as short-term capital gain or loss. In general, if a Fund or Portfolio exercises an option, or an option that a Fund or Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund or Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's (or Portfolio's) gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) a Fund's (or Portfolio's) holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain);
(3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund or Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund or Portfolio all of the offsetting positions of which consist of section 1256 contracts.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

A Fund's (or Portfolio's) investments in zero coupon securities will be subject to special provisions of the Code which may cause the Fund to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund or Portfolio may be forced to sell other portfolio securities.

If International Fund is eligible to do so, the Fund intends to file an election with the Internal Revenue Service to pass through to its shareholders its share of the foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to: (1) include in gross income rata share of foreign taxes paid by the Fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against federal income taxes. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. Under recently enacted legislation, a shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund at least 16 days during the 30-day period beginning 15 days before the date on which the shareholder becomes entitled to receive the dividend.

11.  ADDITIONAL INFORMATION ABOUT THE TRUST AND
     THE SHAREHOLDERS OF THE FUNDS

DETERMINATION OF NET ASSET VALUE - MONEY MARKET FUNDS

Pursuant to the rules of the SEC, the Board has established procedures to stabilize each Money Market Funds' net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel LLP,1200 G Street, NW, Washington DC 20005.

____________,LLP, 99 High Street, Boston, MA 02110, independent auditors, served as the independent auditors for the Trust for the fiscal years ended May 31, 1994 and thereafter. For the prior fiscal periods another audit firm acted as independent auditors of the Trust's predecessor corporation.

GENERAL INFORMATION

The Trust is divided into thirty nine separate series representing shares of the Funds. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, separate classes of shares under the provisions of 1940 Act.

The Board has determined that currently no conflict of interest exists between or among each Fund's classes of shares. On an ongoing basis, the Board, pursuant to its fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Funds, the Trust agreed in the investment advisory agreement with Norwest that if Norwest ceases to act as Adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares (such as Exchange Shares); the costs of doing so will be borne by the Trust.

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

A Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. When required by the 1940 Act and other applicable law, a Fund investing in a Portfolio will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders.

From time to time, certain shareholders may own a large percentage of the shares of the Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

CORE AND GATEWAY STRUCTURE

Certain Funds seek to achieve their investment objectives by investing all of their investable assets in Portfolios. Accordingly, the Portfolios directly acquires portfolio securities and the Funds acquire an indirect interest in those securities. The Portfolios are separate series of Core Trust and Schroder Core, business trusts organized under the laws of the State of Delaware in 1994. The assets of each Portfolio belong only to, and the liabilities of each Portfolio are borne solely by, that Portfolio and no other series of Core Trust or Schroder Core.

THE PORTFOLIOS. The Funds' investments in the Portfolios are in the form of non-transferable beneficial interests. All investors in a Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses.

Portfolios do not sell its shares directly to members of the general public. Other investors in Portfolios, such as other investment companies, that might sell their shares to the public are not be required to sell their shares at the same public offering price as the Funds, and could have different advisory and other fees and expenses than the Funds. Therefore, Fund shareholders may have different returns than shareholders in other investment companies that invest in the Portfolios. Information regarding any such funds is available by calling Forum at (207) 879-0001.

CERTAIN RISKS OF INVESTING IN PORTFOLIOS. The Funds' investment in the Portfolios may be affected by the actions of other large investors in the Portfolios. For example, if a Portfolio had a large investor other than a Fund that redeemed its interest, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, other investors holding a majority interest in a Portfolio could have voting control of the Portfolio.

A Fund may withdraw its entire investment from a Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Adviser or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, and custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate that may also perform transfer agency or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

SHAREHOLDINGS

Table 7 to Appendix B lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of September 1, 1999.

FINANCIAL STATEMENTS

The financial statements of each Fund for the fiscal year ended May 31, 1999 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights and portfolios of investments) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates municipal and corporate bond issues, including convertible issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's ranks in the higher end of its generic rating category are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

STANDARD & POOR'S ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. The capacity to meet the financial commitment on the obligation is extremely strong.

Bonds rated AA have a very strong capacity to meet the financial commitment on the obligation and differ from the highest-rated issues only in small degree.

Bonds rated A have a strong capacity to meet the financial commitment on the obligation, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated in higher-rated categories.

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation than in higher-rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated BB have less vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation.

Bonds rated B are more vulnerable to nonpayment then bonds rated BB, but currently have the capacity to meet the financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation.

Bonds rated CCC are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet the financial commitment on the obligation.

Bonds rated CC are currently highly vulnerable to nonpayment.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments are being continued.

Bonds are rated D when the issue is in payment default. The D rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The D rating will also be used upon the filing of the bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

PREFERRED STOCK

MOODY'S

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH

Fitch utilizes the same ratings criteria in rating preferred stock as it does in rating corporate bond issues, as described earlier in this Appendix.

SHORT TERM MUNICIPAL LOANS

MOODY'S. Moody's highest rating for short-term municipal loans is MIG 1/VMIG 1. A rating of MIG 1/VMIG 1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG 2/VMIG 2 designation are of high quality. Margins of protection are ample although not so large as in the MIG 1/VMIG 1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

SHORT TERM DEBT (INCLUDING COMMERCIAL PAPER)

MOODY'S

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment capacity of rated issuers.

Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

S&P

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. An A-1 designation indicates the highest category and that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+. Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5. Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D. Default. Issues assigned this rating are in actual or imminent payment default.

LOC. The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                        APPENDIX B - MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES

The following Table shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows the dollar amount of fees payable under the investment advisory agreements between Schroder and Core Trust with respect to each applicable portfolio the amount of fee that was waived by Schroder, if any, and the actual fee received by Schroder. The data is for the past three fiscal years or shorter period if the Fund/Portfolio has been in operation for a shorter period.


                                                     Advisory Fee     Advisory Fee      Advisory Fee
                                                        Payable          Waived           Retained
Cash Investment Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         8,604,888           640,532        7,964,356
     Year Ended May 31, 1997                         2,805,919                 0        2,805,919

Ready Cash Investment Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         3,344,445                 0        3,344,445
     Year Ended May 31, 1997                         6,267,045            50,148        6,216,897

U.S. Government Fund
     Year Ended May 31, 1999                         3,827,097                 0        3,827,097
     Year Ended May 31, 1998                         3,114,327                 0        3,114,327
     Year Ended May 31, 1997                         2,538,240                 0        2,538,240

Treasury Fund
     Year Ended May 31, 1999                         2,328,016                 0        2,328,016
     Year Ended May 31, 1998                         1,836,567                 0        1,836,567
     Year Ended May 31, 1997                         1,548,275                 0        1,548,275

Municipal Money Market Fund
     Year Ended May 31, 1999                         3,911,866                 0        3,911,866
     Year Ended May 31, 1998                         2,961,387           165,379        2,796,008
     Year Ended May 31, 1997                         2,394,475           369,405        2,025,070

Stable Income Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                           406,937                 0          406,937
     Year Ended May 31, 1997                           334,768                 0          334,768




                                      B-1







                                                     Advisory Fee     Advisory Fee      Advisory Fee
                                                        Payable          Waived           Retained

Limited Term Government Income Fund
     Year Ended May 31, 1999                           242,027            45,680          196,347
Year Ended May 31, 1998                                141,185           119,793           21,392

Intermediate Government Income Fund
     Year Ended May 31, 1999                         1,470,878                 0        1,470,878
     Year Ended May 31, 1998                         1,315,676                 0        1,315,676
     Year Ended May 31, 1997                         1,355,907                 0        1,355,907

Diversified Bond Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                           928,687           376,973          551,714
     Year Ended May 31, 1997                           598,019                 0          598,019

Income Fund
     Year Ended May 31, 1999                         1,735,605                 0        1,735,605
     Year Ended May 31, 1998                         1,404,711            90,387        1,314,324
     Year Ended May 31, 1997                         1,385,988           277,198        1,108,790

Total Return Bond Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                           524,944                 0          524,944
     Year Ended May 31, 1997                           651,181           357,998          293,183

Limited Term Tax-Free Fund
     Year Ended May 31, 1999                           344,741            29,395          315,346
     Year Ended May 31, 1998                           242,621            89,967          152,654
     Year Ended May 31, 1997                            88,741            63,145           25,596

Tax-Free Income Fund
     Year Ended May 31, 1999                         1,808,783            19,399        1,789,384
     Year Ended May 31, 1998                         1,566,676           488,601        1,078,075
     Year Ended May 31, 1997                         1,537,966         1,236,539          301,427

Colorado Tax-Free Fund
     Year Ended May 31, 1999                           442,396            70,194          372,202
     Year Ended May 31, 1998                           332,299           137,295          195,005
     Year Ended May 31, 1997                           299,582           238,690           60,892

Minnesota Intermediate Tax-Free Fund
     Year Ended May 31, 1999                           540,960                 0          540,960
     Year Ended May 31, 1998                           348,564                 0          348,564





                                       B-2






                                                     Advisory Fee     Advisory Fee      Advisory Fee
                                                        Payable          Waived           Retained

Minnesota Tax-Free Fund
     Year Ended May 31, 1999                           394,355            81,990          312,365
     Year Ended May 31, 1998                           298,301           163,748          134,553
     Year Ended May 31, 1997                           212,616           190,702           21,914

Strategic Income Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         1,096,749           289,099          807,650
     Year Ended May 31, 1997                           589,365                 0          589,365

Moderate Balanced Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         2,851,253           561,191        2,290,062
     Year Ended May 31, 1997                         2,185,490                 0        2,185,490

Growth Balanced Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         4,082,857           713,392        3,369,466
     Year Ended May 31, 1997                         2,688,223                 0        2,688,223

Aggressive Balanced-Equity Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                            17,317             6,163           11,154

Income Equity Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         5,115,544                 0        5,115,544
     Year Ended May 31, 1997                         1,906,693                 0        1,906,693
Index Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                           915,590                 0          915,590
     Year Ended May 31, 1997                           563,081           212,327          350,754

ValuGrowth Stock Fund
     Year Ended May 31, 1999                         3,347,114               203        3,346,911
     Year Ended May 31, 1998                         4,141,066            25,276        4,115,790
     Year Ended May 31, 1997                         1,475,664            18,446        1,457,218




                                       B-3





                                                     Advisory Fee     Advisory Fee      Advisory Fee
                                                        Payable          Waived           Retained

Diversified Equity Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                        11,044,445         1,443,556        9,600,889
     Year Ended May 31, 1997                         6,874,776                 0        6,874,776

Growth Equity Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         9,442,925           410,824        9,032,101
     Year Ended May 31, 1997                         7,205,405                 0        7,205,405

Large Company Growth Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         1,153,835                 0        1,153,835
     Year Ended May 31, 1997                           651,110                 0          651,110
Small Company Stock Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         1,679,232                 0        1,679,232
     Year Ended May 31, 1997                         1,481,914           419,413        1,062,501

Small Company Growth Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         6,198,447                 0        6,198,447
     Year Ended May 31, 1997                         3,513,581                 0        3,513,581

Diversified Small Cap Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                            24,811             5,712           19,099
     Year Ended May 31, 1997                               N/A               N/A              N/A

Small Cap Opportunities Fund
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         1,161,941                 0        1,161,941
     Year Ended May 31, 1997                               N/A               N/A              N/A

International Fund*
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         1,550,535            75,568        1,474,967
     Year Ended May 31, 1997                           812,485                 0          812,485

* Represents investment advisory fees paid to Schroder Capital Management Inc. by International Portfolio of Core Trust.

Table 2 - Management Fees

The following table shows the dollar amount of fees payable to: (1) Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding); (2) Norwest for its administrative services with respect to Small Cap Opportunities Fund and International Fund; and (3) Forum with respect to its administrative securities with respect to each applicable Portfolio. Also shown are the amount of fees that were waived by Forum and Norwest, if any, and the actual fees received by Forum and Norwest. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

(i) Management Fees to Forum


                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
Cash Investment Fund
     Year Ended May 31, 1999                         1,385,002           986,018          398,984
     Year Ended May 31, 1998                         3,708,842         2,416,284        1,292,558
     Year Ended May 31, 1997                         1,252,466           127,192        1,125,274

U.S. Government Fund
     Year Ended May 31, 1999                         1,427,957                 0        1,427,957
     Year Ended May 31, 1998                         2,134,700           281,603        1,853,097
     Year Ended May 31, 1997                         1,140,934            12,114        1,128,820

Treasury Fund
     Year Ended May 31, 1999                           803,340           247,242          556,098
     Year Ended May 31, 1998                         1,154,681           854,503          300,178
     Year Ended May 31, 1997                           728,447           595,668          132,779

Ready Cash Investment Fund
Investor Shares
     Year Ended May 31, 1999                           640,686                 0          640,686
     Year Ended May 31, 1998                         1,181,535                 0        1,181,535
     Year Ended May 31, 1997                         1,070,654            14,082        1,056,572
Exchange Shares
     Year Ended May 31, 1999                               818               818                0
     Year Ended May 31, 1998                               643               511              132
     Year Ended May 31, 1997                               850               850                0




                                      B-5





                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained

Municipal Money Market Fund
Investor Shares
     Year Ended May 31, 1999                            42,530            31,903           10,627
     Year Ended May 31, 1998                            90,303            54,201           36,102
     Year Ended May 31, 1997                           121,330            78,834           42,496
Institutional Shares
     Year Ended May 31, 1999                           568,213           482,532           85,681
     Year Ended May 31, 1998                           806,431           581,515          224,915
     Year Ended May 31, 1997                         1,275,270         1,017,363          257,907

Stable Income Fund
A Shares
     Year Ended May 31, 1999                             2,191             2,191                0
     Year Ended May 31, 1998                            10,850            10,698              152
     Year Ended May 31, 1997                            12,730            12,730                0
B Shares
     Year Ended May 31, 1999                               518               518                0
     Year Ended May 31, 1998                             1,632             1,608               24
     Year Ended May 31, 1997                               799               799                0
I Shares
     Year Ended May 31, 1999                            41,464                 0           41,464
     Year Ended May 31, 1998                           143,795           135,804            7,991
     Year Ended May 31, 1997                            98,060            98,060                0

Limited Term Government Income Fund
I Shares
     Year Ended May 31, 1999                            36,671            32,298            4,373
     Year Ended May 31, 1998                            42,783            35,705            7,078

Intermediate Government Income Fund
A Shares
     Year Ended May 31, 1999                             8,600             8,600                0
     Year Ended May 31, 1998                            12,708            12,708                0
     Year Ended May 31, 1997                            14,471            14,471                0
B Shares
     Year Ended May 31, 1999                             4,378             4,378                0
     Year Ended May 31, 1998                             8,527             8,527                0
     Year Ended May 31, 1997                             9,953             9,953                0
I Shares
     Year Ended May 31, 1999                           209,982                 0          209,982
     Year Ended May 31, 1998                           373,544           169,833          203,711
     Year Ended May 31, 1997                           386,457           151,928          234,529




                                       B-6




                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained

Diversified Bond Fund
I Shares
     Year Ended May 31, 1999                            39,369            36,238            3,131
     Year Ended May 31, 1998                           175,669           143,270           32,399
     Year Ended May 31, 1997                           170,862           110,901           59,961

Income Fund
A Shares
>
     Year Ended May 31, 1999                             5,384             5,384                0
     Year Ended May 31, 1998                             5,783             5,783                0
     Year Ended May 31, 1997                            10,585            10,585                0
B Shares
     Year Ended May 31, 1999                             3,236             3,236                0
     Year Ended May 31, 1998                             3,966             3,966                0
     Year Ended May 31, 1997                             6,826             6,826                0
I Shares
     Year Ended May 31, 1999                           164,941                 0          164,941
     Year Ended May 31, 1998                           271,193           155,655          115,539
     Year Ended May 31, 1997                           536,985           436,300          100,685

Total Return Bond Fund
A Shares
     Year Ended May 31, 1999                               496               496                0
     Year Ended May 31, 1998                             3,833             3,557              275
     Year Ended May 31, 1997                             5,187             5,187                0
B Shares
     Year Ended May 31, 1999                               745               745                0
     Year Ended May 31, 1998                             2,996             2,890              107
     Year Ended May 31, 1997                              4508              4508                0
I Shares
     Year Ended May 31, 1999                            25,270                 0           25,270
     Year Ended May 31, 1998                           149,374           108,471           40,903
     Year Ended May 31, 1997                           250,777            24,127          226,650

Limited Term Tax-Free Fund
I Shares
     Year Ended May 31, 1999
     Year Ended May 31, 1998                            48,524             2,408           46,116
     Year Ended May 31, 1997                            17,748            17,748                0




                                      B-7





                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained

Tax-Free Income Fund
A Shares
     Year Ended May 31, 1999                            21,483            20,406            1,077
     Year Ended May 31, 1998                            30,973            21,230            9,743
     Year Ended May 31, 1997                            58,862            42,638           16,224
B Shares
     Year Ended May 31, 1999                             6,812             6,812                0
     Year Ended May 31, 1998                             9,109             9,109                0
     Year Ended May 31, 1997                            13,295            13,295                0
I Shares

     Year Ended May 31, 1999                           152,583            39,056          113,527
     Year Ended May 31, 1998                           273,202            13,953          259,249
     Year Ended May 31, 1997                           543,029           288,245          254,784

Colorado Tax-Free Fund
A Shares
     Year Ended May 31, 1999                            19,380            15,723            3,657
     Year Ended May 31, 1998                            30,680            13,964           16,715
     Year Ended May 31, 1997                            54,902            49,840            5,062
B Shares
>
     Year Ended May 31, 1999                             4,886             4,296              590
     Year Ended May 31, 1998                             7,903             3,625            4,279
     Year Ended May 31, 1997                            13,532            13,115              417
I Shares
     Year Ended May 31, 1999                            19,973             6,616           13,357
     Year Ended May 31, 1998                            27,877             2,466           25,411
     Year Ended May 31, 1997                            51,399            44,432            6,967

Minnesota Intermediate Tax-Free Fund
I Shares
     Year Ended May 31, 1999                           108,192            68,549           39,643
     Year Ended May 31, 1998                           139,426            97,043           42,382

Minnesota Tax-Free Fund
A Shares
     Year Ended May 31, 1999                            18,116            11,044            7,072
     Year Ended May 31, 1998                            30,180            13,327           16,853
     Year Ended May 31, 1997                            51,795            33,434           18,361
B Shares
     Year Ended May 31, 1999                             9,838             7,060            2,778
     Year Ended May 31, 1998                            13,523             6,377            7,146
     Year Ended May 31, 1997                            20,364            14,581            5,783
I Shares
     Year Ended May 31, 1999                            11,481             1,109           10,372
     Year Ended May 31, 1998                            15,957             2,320           13,637
     Year Ended May 31, 1997                            12,888            10,362            2,526




                                       B-8





                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained

Strategic Income Fund
    Year Ended May 31, 1999                            63,195            54,653            8,542
     Year Ended May 31, 1998                           205,059           175,249           29,810
     Year Ended May 31, 1997                           130,970           115,223           15,747

Moderate Balanced Fund
     Year Ended May 31, 1999                           122,700           104,728           17,972
     Year Ended May 31, 1998                           515,913           362,625          153,288
     Year Ended May 31, 1997                           412,357           278,998          133,359

Growth Balanced Fund
     Year Ended May 31, 1999                           185,436           127,099           58,337
     Year Ended May 31, 1998                           706,519           467,784          238,734
     Year Ended May 31, 1997                           463,486           303,389          160,097

Aggressive Balanced-Equity Fund
I Shares
     Year Ended May 31, 1999                             4,155             1,874            2,281
     Year Ended May 31, 1998                             2,799             2,363              436

Income Equity Fund
A Shares
     Year Ended May 31, 1999                            21,865            15,865            6,000
     Year Ended May 31, 1998                            63,767            57,043            6,724
     Year Ended May 31, 1997                            37,101            30,944            6,157
B Shares
     Year Ended May 31, 1999                            20,922            17,546            3,376
     Year Ended May 31, 1998                            53,134            49,294            3,840
     Year Ended May 31, 1997                            23,583            23,583                0
C Shares
     Year Ended May 31, 1999                                50                50                0
I Shares
     Year Ended May 31, 1999                           330,695                 0          330,695
     Year Ended May 31, 1998                           998,134           508,066          490,067
     Year Ended May 31, 1997                           320,654           168,477          152,177

Index Fund
     Year Ended May 31, 1999                           234,899           181,337           53,562
     Year Ended May 31, 1998                           688,118           460,858          227,260
     Year Ended May 31, 1997                           375,387           213,759          161,628





                                       B-9





                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained

ValuGrowth Stock Fund
A Shares
     Year Ended May 31, 1999                            11,065             9,909            1,156
     Year Ended May 31, 1998                            22,896            13,687            9,209
     Year Ended May 31, 1997                            33,232            29,323            3,909
B Shares
     Year Ended May 31, 1999                             4,149             4,116               33
     Year Ended May 31, 1998                             7,763             7,763                0
     Year Ended May 31, 1997                            11,318            11,318                0
I Shares
     Year Ended May 31, 1999                           197,355           112,588           84,767
     Year Ended May 31, 1998                           499,641            22,453          477,188
     Year Ended May 31, 1997                           324,366           194,534          129,832

Diversified Equity Fund
A Shares
     Year Ended May 31, 1999                            15,455            15,455                0
     Year Ended May 31, 1998                            48,577            39,759            8,818
     Year Ended May 31, 1997                            14,322            14,322                0
B Shares
     Year Ended May 31, 1999                            23,851            23,720              131
     Year Ended May 31, 1998                            68,828            55,455           13,373
     Year Ended May 31, 1997                            15,913            15,913                0
C Shares
     Year Ended May 31, 1999                                42                42                0
I Shares
     Year Ended May 31, 1999                           384,354           160,439          223,915
     Year Ended May 31, 1998                         1,699,994           938,395          761,599
     Year Ended May 31, 1997                         1,027,423           723,040          304,383

Growth Equity Fund
A Shares
     Year Ended May 31, 1999                             4,637             4,637                0
     Year Ended May 31, 1998                            25,645            17,603            8,042
     Year Ended May 31, 1997                            10,336            10,336                0
B Shares
     Year Ended May 31, 1999                             4,386             4,386                0
     Year Ended May 31, 1998                            16,845            11,552            5,292
     Year Ended May 31, 1997                             4,347             4,347                0
C Shares
     Year Ended May 31, 1999                                 7                 7                0
I Shares
     Year Ended May 31, 1999                           233,527           121,908          111,619
     Year Ended May 31, 1998                         1,342,900           788,748          554,152
     Year Ended May 31, 1997                           785,917           545,815          240,102

Large Company Growth Fund
     Year Ended May 31, 1999                           133,226            60,044           73,182
     Year Ended May 31, 1998                           204,037           127,981           76,056
     Year Ended May 31, 1997                           100,171            87,896           12,275




                                       B-10





                                                      Management       Management        Management
                                                          Fee              Fee               Fee
                                                       Payable            Waived         Retained

Diversified Small Cap Fund
I Shares
     Year Ended May 31, 1999                             8,357             3,723            4,634
     Year Ended May 31, 1998                             2,430             2,294              136

Small Company Stock Fund
A Shares
     Year Ended May 31, 1999                             1,564             1,564                0
     Year Ended May 31, 1998                            10,418            10,094              324
     Year Ended May 31, 1997                            11,966            10,318            1,648
B Shares
     Year Ended May 31, 1999                             1,002             1,002                0
     Year Ended May 31, 1998                             6,721             6,646               75
     Year Ended May 31, 1997                             8,329             8,329                0
I Shares
     Year Ended May 31, 1999                            14,191            14,191                0
     Year Ended May 31, 1998                           200,997           124,654           76,342
     Year Ended May 31, 1997                           276,089            90,214          185,875

Small Company Growth Fund
     Year Ended May 31, 1999                           146,508            95,340           51,168
     Year Ended May 31, 1998                           766,560           383,589          382,971
     Year Ended May 31, 1997                           390,398           185,644          204,754

Small Cap Opportunities Fund
A Shares
     Year Ended May 31, 1999                             1,413             1,413                0
     Year Ended May 31, 1998                             4,015             1,641            2,374
     Year Ended May 31, 1997                               122               122                0
B Shares
     Year Ended May 31, 1999                             1,220             1,220                0
     Year Ended May 31, 1998                             2,836             1,147            1,689
     Year Ended May 31, 1997                                44                44                0
I Shares
 Year Ended May 31, 1999                            57,875            32,948           24,927
     Year Ended May 31, 1998                           243,348            39,205          204,143
     Year Ended May 31, 1997                            26,560            26,560                0

International Fund
A Shares
     Year Ended May 31, 1999                             1,643             1,643                0
     Year Ended May 31, 1998                             6,976             1,907            5,069
     Year Ended May 31, 1997                             1,494             1,494                0
B Shares
     Year Ended May 31, 1999                             1,011             1,011                0
     Year Ended May 31, 1998                             4,704             1,709            2,995
     Year Ended May 31, 1997                             1,247             1,247                0
I Shares
     Year Ended May 31, 1999                           133,377                 0          133,377
     Year Ended May 31, 1998                           601,498               850          600,649
     Year Ended May 31, 1997                           177,707             4,264          173,443




                                      B-11





(ii) Administrative Fees to Norwest
                                                    Administrative   Administrative    Administrative
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained

Small Cap Opportunities Fund
A Shares
     Year Ended May 31, 1999                            14,131                 0           14,131
     Year Ended May 31, 1998                             7,924                 0            7,924
B Shares
     Year Ended May 31, 1999                            12,198                 0           12,198
     Year Ended May 31, 1998                             5,640                 0            5,640
I Shares
     Year Ended May 31, 1999                           578,754                 0          578,754
     Year Ended May 31, 1998                           471,297                 0          471,297

International Fund
A Shares
     Year Ended May 31, 1999                             8,216                 0            8,216
     Year Ended May 31, 1998                             7,230                 0            7,230
B Shares
     Year Ended May 31, 1999                             5,053                 0            5,053
     Year Ended May 31, 1998                             4,875                 0            4,875
I Shares
     Year Ended May 31, 1999                           666,885                 0          666,885
     Year Ended May 31, 1998                           623,325                 0          623,325
     Year Ended May 31, 1997                           451,118                 0          451,118



Table 3 - Distribution Fees

The following table shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal year ended May 31, 1999. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Only Exchange Shares and B Shares incur distribution fees.


                                                     Distribution     Distribution      Distribution
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
Ready Cash Investment Fund
Exchange Shares
     Year Ended May 31, 1999                            10,904                 0           10,904
     Year Ended May 31, 1998                             3,759               940            2,819
     Year Ended May 31, 1997                             4,249             1,062            3,187

Stable Income Fund
B Shares
     Year Ended May 31, 1999                            20,728                 0           20,728
     Year Ended May 31, 1998                            14,253             3,563           10,690
     Year Ended May 31, 1997                             7,992             1,998            5,994

Intermediate Government Income Fund
B Shares
     Year Ended May 31, 1999                            87,552                 0           87,552
     Year Ended May 31, 1998                            86,167            21,542           64,625
     Year Ended May 31, 1997                            99,968            24,882           75,086

Income Fund
B Shares
     Year Ended May 31, 1999                            64,717                 0           64,717
     Year Ended May 31, 1998                            39,664             9,916           29,748
     Year Ended May 31, 1997                            34,127             8,532           25,595

Total Return Bond Fund
B Shares
    Year Ended May 31, 1999                            29,816                 0           29,816
     Year Ended May 31, 1998                            24,563             6,141           18,422
     Year Ended May 31, 1997                            22,540             5,635           16,905

Tax-Free Income Fund
B Shares
     Year Ended May 31, 1999                           136,247                 0          136,247
     Year Ended May 31, 1998                            91,107            22,777           68,330
     Year Ended May 31, 1997                            66,476            16,619           49,857

Colorado Tax-Free Fund
B Shares
     Year Ended May 31, 1999                            97,729                 0           97,729
     Year Ended May 31, 1998                            79,031            19,758           59,273
     Year Ended May 31, 1997                            67,660            16,915           50,745




                                       B-13






                                                     Distribution     Distribution      Distribution
                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
Minnesota Tax-Free Fund
B Shares
     Year Ended May 31, 1999                           196,769                 0          196,769
     Year Ended May 31, 1998                           135,230            33,808          101,423
     Year Ended May 31, 1997                           101,817            25,454           76,363

Income Equity Fund
B Shares
     Year Ended May 31, 1999                           836,884                 0          836,884
     Year Ended May 31, 1998                           481,065           120,266          360,799
     Year Ended May 31, 1997                           235,827            58,957          176,872

ValuGrowth Stock Fund
B Shares
     Year Ended May 31, 1999                            82,971                 0           82,971
     Year Ended May 31, 1998                            77,628            19,407           58,221
     Year Ended May 31, 1997                            56,592            14,148           42,444

Diversified Equity Fund
B Shares
     Year Ended May 31, 1999                           954,051                 0          954,051
     Year Ended May 31, 1998                           567,355           141,839          425,516
     Year Ended May 31, 1997                           159,132            39,783          119,349

Growth Equity Fund
B Shares
     Year Ended May 31, 1999                           175,451                 0          175,451
     Year Ended May 31, 1998                           124,429            31,107           93,322
     Year Ended May 31, 1997                            43,471            10,868           32,603

Small Company Stock Fund
B Shares
     Year Ended May 31, 1999                            40,099                 0           40,099
     Year Ended May 31, 1998                            57,698            14,424           43,273
     Year Ended May 31, 1997                            41,641            10,410           31,231

Small Cap Opportunities Fund
B Shares
     Year Ended May 31, 1999                            48,792                 0           48,792
     Year Ended May 31, 1998                            22,558             5,640           16,919
     Year Ended May 31, 1997                               431               108              323

International Fund
B Shares
     Year Ended May 31, 1999                            20,211                 0           20,211
     Year Ended May 31, 1998                            19,501             4,875           14,626
     Year Ended May 31, 1997                            12,465             3,116            9,349




Table 4 - Sales Charges

The following table shows: (1) the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares); (2) the amount of sales charge retained by Forum and not reallowed to other persons; and (3) the amount of contingent deferred sales charge ("CDSL") paid to Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


                                                         Sales          Retained            CDSL
                                                        Charges          Amount             Paid

Stable Income Fund
A Shares
     Year Ended May 31, 1999                             9,000                 0               --
     Year Ended May 31, 1998                             1,000             1,000               --
     Year Ended May 31, 1997                             3,200               320               --
B Shares
     Year Ended May 31, 1999                                --                --            1,000
     Year Ended May 31, 1998                                --                --            1,000
     Year Ended May 31, 1997                                --                --            6,526

Intermediate Government Income Fund
A Shares
     Year Ended May 31, 1999                            44,000                 0               --
     Year Ended May 31, 1998                            26,000                 0               --
     Year Ended May 31, 1997                            13,182             1,187               --
B Shares
     Year Ended May 31, 1999                                --                --            7,000
     Year Ended May 31, 1998                                --                --           14,000
     Year Ended May 31, 1997                                --                --           31,694

Income Fund
A Shares
     Year Ended May 31, 1999                           115,000            16,000               --
     Year Ended May 31, 1998                            68,000             8,000               --
     Year Ended May 31, 1997                            11,979             1,121               --
B Shares
     Year Ended May 31, 1999                                --                --            6,000
     Year Ended May 31, 1998                                --                --            6,000
     Year Ended May 31, 1997                                --                --           11,887

Total Return Bond Fund
A Shares
     Year Ended May 31, 1999                             8,000             1,000               --
     Year Ended May 31, 1998                             8,000             1,000               --
     Year Ended May 31, 1997                             3,908               363               --
B Shares
     Year Ended May 31, 1999                                --                --            7,000
     Year Ended May 31, 1998                                --                --            4,000
     Year Ended May 31, 1997                                --                --            7,505





                                       B-15





                                                         Sales          Retained            CDSL
                                                        Charges          Amount             Paid

Tax-Free Income Fund
A Shares
     Year Ended May 31, 1999                           204,000                 0               --
     Year Ended May 31, 1998                           132,000             2,000               --
     Year Ended May 31, 1997                            74,101             6,646               --
B Shares
     Year Ended May 31, 1999                                --                --            6,000
     Year Ended May 31, 1998                                --                --            9,000
     Year Ended May 31, 1997                                --                --           15,724

Colorado Tax-Free Fund
A Shares
     Year Ended May 31, 1999                           128,000             2,000               --
     Year Ended May 31, 1998                           127,000             4,000               --
     Year Ended May 31, 1997                            38,085             3,321               --
B Shares
     Year Ended May 31, 1999                                --                --           11,000
     Year Ended May 31, 1998                                --                --           12,000
     Year Ended May 31, 1997                                --                --           11,889

Minnesota Tax-Free Fund
A Shares
     Year Ended May 31, 1999                           141,000             3,000               --
     Year Ended May 31, 1998                           139,000             6,000               --
     Year Ended May 31, 1997                            53,290             4,744               --
B Shares
     Year Ended May 31, 1999                                --                --           30,000
     Year Ended May 31, 1998                                --                --            9,000
     Year Ended May 31, 1997                                --                --           13,097

Growth Balanced Fund
A Shares
     Year Ended May 31, 1999                           101,000            11,000               --
     Year Ended May 31, 1998                               N/A               N/A               --
     Year Ended May 31, 1997                               N/A               N/A               --
B Shares
     Year Ended May 31, 1999                                --                --                0
     Year Ended May 31, 1998                                --                --              N/A
     Year Ended May 31, 1997                                --                --              N/A

Income Equity Fund
A Shares
     Year Ended May 31, 1999                           720,000            44,000               --
     Year Ended May 31, 1998                           692,000            69,000               --
     Year Ended May 31, 1997                           320,385             1,121               --
B Shares
     Year Ended May 31, 1999                                --                --          129,000
     Year Ended May 31, 1998                                --                --           62,000
     Year Ended May 31, 1997                                --                --           38,812


                                       B-16


ValuGrowth Stock Fund
A Shares
     Year Ended May 31, 1999                            39,000             2,000               --
     Year Ended May 31, 1998                            92,000             9,000               --
     Year Ended May 31, 1997                            38,540             3,759               --
B Shares
     Year Ended May 31, 1999                                --                --           14,000
     Year Ended May 31, 1998                                --                --            9,000
     Year Ended May 31, 1997                                --                --           10,770

Diversified Equity Fund
A Shares
     Year Ended May 31, 1999                           611,000                 0               --
     Year Ended May 31, 1998                           853,000            70,000               --
     Year Ended May 31, 1997                           485,324             8,286               --
B Shares
     Year Ended May 31, 1999                                --                --          174,000
     Year Ended May 31, 1998                                --                --           87,000
     Year Ended May 31, 1997                                --                --           23,510

Large Company Growth Fund
A Shares
     Year Ended May 31, 1999                         2,227,000           142,000               --
     Year Ended May 31, 1998                               N/A               N/A               --
     Year Ended May 31, 1997                               N/A               N/A               --
B Shares
     Year Ended May 31, 1999                                --                --           70,000
     Year Ended May 31, 1998                                --                --              N/A
     Year Ended May 31, 1997                                --                --              N/A

Diversified Small Cap Fund
A Shares
     Year Ended May 31, 1999                            10,000                 0               --
     Year Ended May 31, 1998                               N/A               N/A               --
     Year Ended May 31, 1997                               N/A               N/A               --
B Shares
     Year Ended May 31, 1999                                --                --                0
     Year Ended May 31, 1998                                --                --              N/A
     Year Ended May 31, 1997                                --                --              N/A

Growth Equity Fund
A Shares
     Year Ended May 31, 1999                            66,000             4,000               --
     Year Ended May 31, 1998                           173,000            17,000               --
     Year Ended May 31, 1997                           175,495             5,347               --
B Shares
     Year Ended May 31, 1999                                --                --           32,000
     Year Ended May 31, 1998                                --                --           25,000
     Year Ended May 31, 1997                                --                --            6,972




                                       B-17





                                                         Sales          Retained            CDSL
                                                        Charges          Amount             Paid

Small Company Stock Fund
A Shares
     Year Ended May 31, 1999                            23,000             2,000               --
     Year Ended May 31, 1998                            28,000             3,000               --
     Year Ended May 31, 1997                            23,419             2,335               --
B Shares
     Year Ended May 31, 1999                                --                --           14,000
     Year Ended May 31, 1998                                --                --            7,000
     Year Ended May 31, 1997                                --                --            6,411

Small Cap Opportunities Fund
A Shares
     Year Ended May 31, 1999                            21,000                 0               --
     Year Ended May 31, 1998                           148,000            12,000               --
     Year Ended May 31, 1997                            11,604             1,178               --
B Shares
     Year Ended May 31, 1999                                --                --           19,000
     Year Ended May 31, 1998                                --                --            5,000
     Year Ended May 31, 1997                                --                --               --

International Fund
A Shares
     Year Ended May 31, 1999                            15,000             1,000               --
     Year Ended May 31, 1998                            12,000             1,000               --
     Year Ended May 31, 1997                             8,728               874
B Shares
     Year Ended May 31, 1999                                --                --            4,000
     Year Ended May 31, 1998                                --                --            3,000
     Year Ended May 31, 1997                                --                --            2,086




Table 5 - Accounting Fees

The following table shows the dollar amount of fees payable to FAcS for its accounting services with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS. The table also shows similar information with respect to each applicable Portfolio. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained
Cash Investment Fund
     Year Ended May 31, 1999                            13,000                 0           13,000
     Year Ended May 31, 1998                           151,975                 0          151,975
     Year Ended May 31, 1997                            65,000                 0           65,000

U.S. Government Fund
     Year Ended May 31, 1999                            64,750                 0           64,750
     Year Ended May 31, 1998                            65,500                 0           65,500
     Year Ended May 31, 1997                            60,000                 0           60,000

Treasury Fund
     Year Ended May 31, 1999                            61,750                 0           61,750
     Year Ended May 31, 1998                            63,000                 0           63,000
     Year Ended May 31, 1997                            54,500                 0           54,500

Ready Cash Investment Fund
     Year Ended May 31, 1999                            34,000                 0           34,000
     Year Ended May 31, 1998                            61,678                 0           61,678
     Year Ended May 31, 1997                            86,000                 0           86,000

Municipal Money Market Fund
     Year Ended May 31, 1999                            97,750                 0           97,750
     Year Ended May 31, 1998                            95,000                 0           95,000
     Year Ended May 31, 1997                            90,000                 0           90,000

Stable Income Fund
     Year Ended May 31, 1999                            37,500                 0           37,500
     Year Ended May 31, 1998                            93,585                 0           93,585
     Year Ended May 31, 1997                            92,500            26,041           66,459

Limited Term Government Income Fund
I Shares
     Year Ended May 31, 1999                            39,250                 0           39,250
     Year Ended May 31, 1998                            33,000                 0           33,000

Intermediate Government Income Fund
     Year Ended May 31, 1999                            87,250                 0           87,250
     Year Ended May 31, 1998                            84,000                 0           84,000
     Year Ended May 31, 1997                            85,500            24,146           61,354

Diversified Bond Fund
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            60,241                 0           60,241
     Year Ended May 31, 1997                            54,000            15,223           38,777




                                       B-19





                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained


Income Fund
     Year Ended May 31, 1999                            85,250                 0           85,250
     Year Ended May 31, 1998                            89,000                 0           89,000
     Year Ended May 31, 1997                            93,000                 0           93,000

Total Return Bond Fund
     Year Ended May 31, 1999                            37,500                 0           37,500
     Year Ended May 31, 1998                            77,536                 0           77,536
     Year Ended May 31, 1997                            66,000                 0           66,000

Limited Term Tax-Free Fund
     Year Ended May 31, 1999                            42,250                 0           42,250
     Year Ended May 31, 1998                            38,000                 0           38,000
     Year Ended May 31, 1997                            24,000                 0           24,000

Tax-Free Income Fund
     Year Ended May 31, 1999                            58,250                 0           85,250
     Year Ended May 31, 1998                            91,000                 0           91,000
     Year Ended May 31, 1997                            91,000                 0           91,000

Colorado Tax-Free Fund
     Year Ended May 31, 1999                            63,250                 0           63,250
     Year Ended May 31, 1998                            62,000                 0           62,000
     Year Ended May 31, 1997                            66,000                 0           66,000

Minnesota Intermediate Tax-Free Fund
I Shares
     Year Ended May 31, 1999                            56,250                 0           56,250
     Year Ended May 31, 1998                            39,000                 0           39,000

Minnesota Tax-Free Fund
     Year Ended May 31, 1999                            62,250                 0           62,250
     Year Ended May 31, 1998                            64,000                 0           64,000
     Year Ended May 31, 1997                            64,000                 0           64,000

Strategic Income Fund
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            61,046                 0           61,046
     Year Ended May 31, 1997                            60,000            17,019           42,981

Moderate Balanced Fund
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                           123,798                 0          123,798
     Year Ended May 31, 1997                            62,000            17,546           44,454




                                      B-20





                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained

Growth Balanced Fund
     Year Ended May 31, 1999                            37,501                 0           37,501
     Year Ended May 31, 1998                           131,371                 0          131,371
     Year Ended May 31, 1997                            61,000            17,237           43,763

Aggressive Balanced-Equity Fund
I Shares
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                             9,943             9,468              475

Income Equity Fund

     Year Ended May 31, 1999                            45,500                 0           45,500
     Year Ended May 31, 1998                            88,615                 0           88,615
     Year Ended May 31, 1997                            71,500            20,160           51,340

ValuGrowth Stock Fund
     Year Ended May 31, 1999                            78,249                 0           78,249
     Year Ended May 31, 1998                            77,500                 0           77,500
     Year Ended May 31, 1997                            66,000                 0           66,000

Index Fund
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            89,560                 0           89,560
     Year Ended May 31, 1997                            60,000             8,393           51,607

Diversified Equity Fund
     Year Ended May 31, 1999                            45,500                 0           45,500
     Year Ended May 31, 1998                           253,735                 0          253,735
     Year Ended May 31, 1997                            81,500            22,995           58,505

Growth Equity Fund
     Year Ended May 31, 1999                            45,500                 0           45,500
     Year Ended May 31, 1998                           242,383                 0          242,383
     Year Ended May 31, 1997                            79,000            22,311           56,689

Large Company Growth Fund
     Year Ended May 31, 1999                            29,499                 0           29,499
     Year Ended May 31, 1998                            27,725                 0           27,725
     Year Ended May 31, 1997                            38,000            10,750           27,250

Diversified Small Cap Fund
I Shares
     Year Ended May 31, 1999                            29,500                 0           29,500
     Year Ended May 31, 1998                             8,779             7,694            1,085

Small Company Stock Fund
     Year Ended May 31, 1999                            37,500                 0           37,500
     Year Ended May 31, 1998                            79,136                 0           79,136
     Year Ended May 31, 1997                            76,000                 0           76,000




                                       B-21





                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained

Small Company Growth Fund
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            75,865                 0           75,865
     Year Ended May 31, 1997                            55,000             5,536           49,464

Small Cap Opportunities Fund
     Year Ended May 31, 1999                            37,501                 0           37,501
     Year Ended May 31, 1998                            70,244                 0           70,244
     Year Ended May 31, 1997                            26,057            26,057                0

International Fund
     Year Ended May 31, 1999                            37,500                 0           37,500
     Year Ended May 31, 1998                            84,830                 0           84,830
     Year Ended May 31, 1997                            36,000            10,148           25,852



Table 6 - Commissions

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                                    Aggregate
                                                                Commissions Paid

Diversified Bond Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                                 N/A

Strategic Income Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              14,867

Moderate Balanced Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              50,414

Growth Balanced Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              83,720

Income Equity Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             301,308

Index Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             157,319

ValuGrowth Stock Fund
     Year Ended May 31, 1999                                           1,034,773
     Year Ended May 31, 1998                                           1,011,840
     Year Ended May 31, 1997                                             502,785

                                                                    Aggregate
                                                                Commissions Paid

Diversified Equity Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             226,652

Growth Equity Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             130,483

Large Company Growth Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              59,924

Small Company Stock Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             458,447

Small Company Growth Fund
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                           1,365,750

Small Cap Opportunities Fund*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                                 N/A

International Fund*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                                 N/A

* Reflects commission paid by the Portfolio(s) in which the Fund invests, the Funds paid no commissions directly during either year.

Table 7 - 5% Shareholders

The following table lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of September 1, 1999, as well as their percentage holding of all shares of the Fund. Certain persons own shares of the Funds of record only, including Alpine & Co., BHC Securities, Inc., EMSEG & Co., First Stock Co., Norwest Bank Minnesota, N.A. and Stout & Co.



                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

Cash Investment Fund
                             Norwest Investment Services                   3,013,901,823.980       51.05        51.05
                             c/o Alex OConnor
                             608 2nd Ave S 8th  Floor
                             MS 0130
                             Minneapolis,  MN 55402-1916

                             Norwest Bank Minnesota NA                     1,856,813,747.010       31.45        31.45
                             VP4500022
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Floor
                             Minneapolis, MN 55402-1110

                             Dentru & Co                                     302,289,855.620        5.12         5.12
                             Non Discretionary
                             1740 Broadway MS 8751
                             Denver, CO 80274

Ready Cash Investment Fund
      Investor Shares
                             Norwest Investment Services                     986,080,720.560       99.68        94.24
                             c/o Alex OConnor
                             608 2nd Ave S 8th  Floor  MS 0130
                             Minneapolis,  MN 55402-1916

        Exchange Shares      Norwest Investment Services                      55,493,822.630       99.89         5.30
                             c/o Alex Connor
                             608 2nd Ave S 8th  Floor  MS 0130
                             Minneapolis,  MN 55402-1916

    Public Entities Shares   Randy E Brehmer                                      94,710.180        6.33         0.01
                             And Elizabeth J Brehmer
                             6740 Country Oaks Rd
                             Excelsior, MN 55331-7731

                             Norwest Bank Cust IRA Acct of                       152,919.620       10.21         0.01
                             Mark Vukelich
                             3728 Evergreen Circle
                             White Bear, MN 55110-5768


                                      B-25

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

Ready Cash Investment Fund
  Public Entities Shares     Norwest Bank Cust IRA Acct of                       132,287.850        8.84         0.01
          (cont)             Norwest Bank MN NA IRA C/F
                             Cust Mary G Koerber
                             611 S Mississippi
                             Mason City, IA 50401-5414

                             Dean Witter Reynolds Cust for                        85,325.780        5.70         0.01
                             Stephen Jude Johnson
                             PO Box 250 Church Street Station
                             New York, NY 10008-0250

U.S. Government Fund
                             Alpine & Co                                      201,153,802.94        6.12         6.12
                             Non Discretionary
                             1740 Broadway MS 8751
                             Denver, CO 80274

                             Norwest Bank Minnesota NA AMS                 2,601,314,145.130       79.15        79.15
                             Collective Trust Funds Clearing Acct
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Fl
                             Minneapolis, MN 55402-1110

                             Norwest Investment Services                     383,404,554.060       11.67        11.67
                             c/o Alex OConnor
                             608  2nd  Ave S  8th  Fl MS  0130
                             Minneapolis,  MN 55402-1916
Treasury Plus Fund
                             EMSEG & Co                                      104,211,344.010       96.00        96.00
                             VP4530003
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Floor
                             Minneapolis, MN 55402-1110

Treasury Fund
                             Norwest Bank Minnesota NA AMS                 1,049,340,336.030       62.31        62.31
                             Collective Trust Funds Clearing Acct
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Fl
                             Minneapolis, MN 55402-1110

                             Norwest Bank Investment Services                356,487,793.080       21.17        21.17
                             c/o Alex OConnor
                             608  2nd  Ave S  8th  Fl MS  0130
                             Minneapolis,  MN 55402-1916


                                       B-26

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

Treasury Fund (cont)
                             Alpine & Co                                     135,122,434.000        8.02         8.02
                             Discretionary
                             1740 Broadway MS 8751
                             Denver, CO 80274

Municipal Money Market Fund

      Investor Shares        Norwest Bank Investment Services                 39,863,602.300       98.14         3.93
                             c/o Alex OConnor
                             608  2nd  Ave S  8th  Fl MS  0130
                             Minneapolis,  MN 55402-1916

                             Norwest Bank Investment Services                129,803,272.420       13.33        12.80
Institutional                Shares  c/o  Alex  OConnor
                             608 2nd Ave S 8th Fl MS 0130
                             Minneapolis, MN 55402-1916

                             Norwest Bank Minnesota NA AMS                   416,271,696.140       42.75        41.04
                             Collective Trust Funds Clearing Acct
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Fl
                             Minneapolis, MN 55402-1110

                             Norwest Bank Minnesota NA AMS                   338,535,391.250       34.77        33.38
                             Collective Trust Funds Clearing Acct
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Fl
                             Minneapolis, MN 55402-1110

Stable Income Fund
         A Shares            Norwest Investment Services Inc.                     90,810.627       10.18         0.47
                             FBO 021219031
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc.                     45,360.579        5.08         0.24
                             FBO 021263911
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55479-0162

                             Norwest Investment Services Inc.                    198,480.150       22.25         1.03
                             FBO 021453811
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55479-0162


                                      B-27

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
Stable Income Fund (cont)
      A Shares (cont)        Norwest Investment Services Inc.                     80,064.119        8.97         7.51
                             FBO 705734561
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         B Shares            Norwest Investment Services Inc.                     17,989.051        7.21         0.09
                             FBO 101114091
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc.                     20,372.268        8.16         0.11
                             FBO 102953761
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc.                     29,486.432       11.81         0.15
                             FBO 731186551
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc.                     19,998.841        8.01         0.10
                             FBO 708238851
                             Norwest Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55479-0162

         I Shares            EMSEG & Co                                        1,785,841.320        9.89         9.30
                             Stable Income Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                       12,511,072.515       69.30        65.18
                             Stable Income Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Limited Term Government
Income Fund
                             EMSEG & Co                                          541,236.421        6.42         6.42
                             Limited Term Government Income Fund
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450



                                       B-28

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

Limited Term Government
Income Fund (cont)
                             EMSEG & Co                                        1,640,624.621       19.47        19.47
                             Limited Term Government Income Fund
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        5,325,360.186       63.20        63.20
                             Limited Term Government Income Fund
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Intermediate Government
Income Fund
         A Shares            WealthBuilder II Growth Balanced                    287,677.225       16.81         0.67
                             Intermediate US Govt Fund
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             Norwest Investment Services, Inc.                    95,956.084        5.61         0.22
                             FBO 106727721
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Dentru & Co                                       4,903,505.176       12.95        11.39
                             1740 Broadway Mail 8676
                             Denver, Co 80274-0001

                             EMSEG & Co                                       18,185,958.261       48.02        42.45
                             Intermediate U.S. Government Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        8,329,259.905       21.99        19.35
                             Intermediate U.S. Government Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-8477

                             EMSEG & Co                                        4,525,661.865       11.95        10.51
                             Intermediate U.S. Government Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-8477

                                       B-30

                                                                           SHARE BALANCE         % OF      % OF FUND

                             NAME AND ADDRESS                                                   CLASS

Diversified Bond Fund
                             Seret & Co                                          623,066.760        8.93         8.93
                             Attn Jill Siekmeier
                             C/O Norwest Bank  Colorado NA
                             1740 Broadway MS 8676
                             Denver, CO 80274-0001

                             Kiwils & Co                                         380,654.169        5.45         5.45
                             1740 Broadway MS 8676
                             Denver, CO 80274-0001

                             EMSEG & Co                                        4,790,205.338       68.62        68.62
                             Diversified Bond Fund I
                             C/O Mutual Fund Processing
                             PO Box 8477
                             Minneapolis, MN 55485-1450

Income Fund
         A Shares            WealthBuilder II Growth Balanced Income             312,602.032       20.95         0.79
                             Bond Fund Class A
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

         I Shares            Dentru & Co                                       6,498,980.932       17.47        16.42
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274-0001

                             EMSEG & Co                                       12,118,118.998       32.57        30.61
                             Income Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                       11,713,338.428       31.49        29.59
                             Income Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Total Return Bond Fund
         A Shares            Norwest Investment Services Inc                      12,017.793        8.83         0.12
                             FBO 701867211
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                                      B-31

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
Total Return Bond Fund
(cont)
      A Shares (cont)        Norwest Investment Services Inc                      12,548.346        9.22         0.13
                             FBO 700019041
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Dean Witter Reynolds Cust For                         9,882.592        7.26         0.10
                             Darald D Landsiedel
                             PO Box 250 Church Street Station
                             New York, NY 10008-0250

         B Shares            Norwest Investment Services Inc                      22,752.581        7.60         0.23
                             FBO 102391501
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Dentru & Co                                       2,196,417.147       23.63        22.58
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274

                             Kiwils & Co                                         643,270.715        6.92         6.61
                             Discretionary Reinvest
                             1700 Broadway MS 0076
                             Denver, CO 80274

                             Seret & Co                                       3,700,838.5560       39.82        38.04
                             Discretionary Reinvest
                             1740 Broadway MS 8751
                             Denver, CO 80274

                             EMSEG & Co                                          767,240.717        8.26         7.89
                             Total Return Bond Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-0477

                             EMSEG & Co                                          855,053.515        9.20         8.79
                             Total Return Bond Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-8477

Strategic Income Fund
                             EMSEG & Co                                       11,961,166.280       89.95        89.95
                             Strategic Income Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                                       B-32

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

Limited Term Tax-Free Fund
         I Shares            Victoria & Co                                       703,728.734        9.10         9.10
                             c/o Regional Mutual Funds
                             PO Box 6000
                             San Antonio, TX 78286-6000

                             EMSEG & Co                                        1,837,410.468       23.75        23.75
                             Limited Term Tax Free Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        2,442,181.101       31.57        31.57
                             Limited Term Tax Free Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-8477

                             EMSEG & Co                                        2,422,262.231       31.31        31.31
                             Limited Term Tax Free Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-8477

Tax-Free Income Fund
         A Shares            Norwest WealthBuilder
                             Reinvest Account
                             733 Marquette Ave
                             Minneapolis, MN 55479-0040

         I Shares            Dentru & Co                                       7,775,464.057       26.24        23.32
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274

                             EMSEG & Co                                        2,167,379.045        7.31         9.12
                             Tax Free Income I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        5,819,367.747       19.64        37.02
                             Tax Free Income Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                                       B-33


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

Tax-Free Income Fund (cont)
      I Shares (cont)        EMSEG & Co                                       12,292,011.375       41.47         6.38
                             Tax Free Income Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Colorado Tax-Free Fund
         A Shares            Norwest Investment Services, Inc.                   603,732.522       16.30         6.27
                             FBO 017357991
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Dentru & Co                                       4,127,020.629       84.42        42.84
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274

                             EMSEG & Co                                          318,821.027        6.55         3.31
                             Colorado Tax Free Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                          305,793.570        6.28         3.17
                             Colorado Tax Free Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Minnesota Intermediate
Tax-Free Fund
                             EMSEG & Co                                       17,972,907.123       80.80        80.80
                             Minnesota Intermediate Tax-Free Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        1,208,756.039        5.43         5.43
                             Minnesota Intermediate Tax-Free Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                                       B-34

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

Minnesota Intermediate
Tax-Free Fund (cont)
                             EMSEG & Co                                        2,823,813.761       12.70        12.70
                             Minnesota Intermediate Tax-Free Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Minnesota Tax-Free Fund

         I Shares            EMSEG & Co                                          498,295.452       19.64         6.29
                             Minnesota Tax Free I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                          565,888.143       22.30         7.15
                             Minnesota Tax Free I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        1,350,117.033       53.21        17.05
                             Minnesota Tax Free I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Moderate Balanced Fund
                             EMSEG & Co                                       20,055,179.975       88.71        88.71
                             Moderate Balanced Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Growth Balanced Fund
         A Shares            Colorado State Bank & Trust                         40,155.0370       21.36         0.13
                             Custodian for the IRA of
                             Harley G Higie Jr
                             1600 Broadway
                             Denver, CO 80202-4927

         C Shares            EMJAYCO                                               3,624.725        7.22         0.01
                             Omnibus Account
                             17909 PO Box
                             Milwaukee, WI 53217-0909

                                      B-35

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
Growth Balanced Fund (cont)
      C Shares (cont)        Norwest Investment Services Inc                       6,903.175       13.74         0.02
                             FBO 705690741
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                       3,436.989        6.84         0.01
                             FBO 709008811
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            EMSEG & Co                                      25,667,338.3720       89.13        87.29
                             Growth Balanced Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Aggressive Balanced Equity
Fund
                             EMSEG & Co                                         4,935,688.31       98.45        98.45
                             Aggressive Balanced Equity Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Index Fund
                             EMSEG & Co                                        1,156,333.520        7.73         7.73
                             Index Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                       10,659,593.281       71.26        71.26
                             Index Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Income Equity Fund
         C Shares            EMJAYCO                                               3,578.724        9.21         0.01
                             Omnibus Account
                             17909 PO Box
                             Milwaukee, WI 53217-0909

                             Norwest Investment Services Inc                       2,245.292        5.78         0.01
                             FBO 100835581
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                                      B-36

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
Income Equity Fund (cont)
      C Shares (cont)        Norwest Investment Services Inc                       2,302.759        5.93         0.01
                             FBO 108877681
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                       2,087.247        5.37         0.01
                             FBO 800113721
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Dentru & Co                                       3,033,903.750        9.17         7.97
                             1740 Broadway
                             Denver, CO 80274-0001

                             EMSEG & Co                                       12,088,752.340       36.54        31.75
                             Income Equity Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        6,808,408.104       20.58        17.88
                             Income Equity Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        8,068,388.913       24.39        21.19
                             Income Equity Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

ValuGrowthSM Stock Fund
         I Shares            Dentru & Co                                       1,671,630.301       21.33        18.48
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274

                             EMSEG & Co                                        1,426,921.149       18.21        15.77
                             ValuGrowth Stock Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                                       B-37

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
ValuGrowthSM Stock Fund
(cont)
      I Shares (cont)        EMSEG & Co                                        3,882,403.844       49.54        42.92
                             ValuGrowth Stock Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Diversified Equity Fund
         C Shares            Norwest Investment Services Inc                       2,138.123        5.26         0.00
                             FBO 100835581
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                       2,289.078        5.63         0.00
                             FBO 707318151
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                       3,198.536        7.87         0.01
                             FBO 703505091
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                      20,588.841       50.64         0.05
                             FBO 112609161
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Kiwils & Co                                       2,333,217.052        5.80         5.29
                             1740 Broadway MS 8676
                             Denver, CO 80274-0001

                             EMSEG & Co                                       33,877,576.989       84.26        76.83
                             Diversified Equity Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Growth Equity Fund
         A Shares            Norwest WealthBuilder                                82,477.692       15.12         0.44
                             Reinvest Account
                             733 Marquette Ave
                             Minneapolis, MN 55402-2903

                                       B-38

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
Growth Equity Fund (cont)
      A Shares (cont)        Koch Industries Inc                                  85,480.032       15.67         0.46
                             C/O Wilshire Asset Management
                             1299 Ocean Avenue Suite 700
                             Santa Monica, CA 90401-1036

         C Shares            EMJAYCO                                               6,389.092       77.06         0.02
                             Omnibus Account
                             17909 PO Box
                             Milwaukee, WI 53217-0909

                             Norwest Investment Services Inc                       1,159.418       13.98         0.00
                             FBO 707211391
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Dean Witter for the benefit of                          470.697        5.68         0.00
                             Timber Harvesting Inc
                             PO Box 250 Church Street Station
                             New York, NY 10008-0250

         I Shares            EMSEG & Co                                       15,389,046.104       87.63        82.52
                             Growth Equity Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Large Company Growth Fund
         A Shares            Merrill Lynch Trust Co TTEE                       1,633,953.024       50.61         7.73
                             FBO Qualified Retirement Plans
                             Attn Philb Kolb
                             265 Davidson Ave 4th Floor
                             Santa Monica, CA 90401-1036

         I Shares            EMSEG & Co                                        1,212,428.991        8.39         5.74
                             Large Company Growth Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        9,499,038.065       65.75        44.96
                             Large Company Growth Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                                       B-39

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

Diversified Small Cap Fund
         A Shares            Norwest WealthBuilder                               102,070.239       71.84         1.36
                             Reinvest Account
                             733 Marquette Ave
                             Minneapolis, MN 55402-2309

         B Shares            Norwest Investment Services Inc                       3,644.456        5.88         0.00
                             FBO 710307871
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Kiwils & Co                                         389,179.343        5.31         5.17
                             Discretionary Reinvest
                             1740 Broadway MS 8751
                             Denver CO 80274-0001

                             Dentru & Co                                         588,342.893        8.03         7.82
                             1740 Broadway Mail 8676
                             Denver, CO 80274-0001

                             EMSEG & Co                                          547,974.544        7.48         7.28
                             Diversified Small Cap Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        4,567,191.400       62.36        60.67
                             Large Company Growth Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                          557,958.443        7.62         7.41
                             Large Company Growth Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Small Company Stock Fund
         A Shares            Norwest WealthBuilder                                93,343.454       21.23         3.15
                             Reinvest Account
                             733 Marquette Ave
                             Minneapolis, MN 55402-2309

         I Shares            Dentru & Co                                         187,615.967        8.58         6.33
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274-0001

                                       B-40

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
Small Company Stock Fund
(cont)
      I Shares (cont)        EMSEG & Co                                          951,896.385       43.55        32.13
                             Small Company Stock Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                          245,264.248       11.22         8.28
                             Small Company Stock Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                          567,293.065       25.95        19.15
                             Small Company Stock Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Small Cap Opportunities
Fund
         A Shares            WealthBuilder II Growth Balanced Fund                84,393.521       22.34         0.83
                             Class A #13357300
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             WealthBuilder II Growth Balanced Fund                51,260.116       13.57         0.50
                             Class A #13357200
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             WealthBuilder II Growth Balanced Fund                20,269.840        5.37         0.20
                             Class A #13357100
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

         I Shares            Dentru & Co                                         667,748.762        6.93         6.53
                             1740 Broadway Mail 8676
                             Denver, CO 80274-0001

                             Seret & Co                                          731,319.470        7.59         7.16
                             Attn Jill Siekmeier
                             C/O Norwest Bank  Colorado NA
                             1740 Broadway MS 8676
                             Denver, CO 80274-0001

                                      B-41

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
Small Cap Opportunities
Fund (cont)
      I Shares (cont)        EMSEG & Co                                          822,464.613        8.54         8.05
                             Small Cap Opportunities Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        5,991,335.064       62.18        58.63
                             Small Cap Opportunities Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

Small Company Growth Fund
                             Vanguard Fiduciary Trust Co                       1,157,752.706        6.01         6.01
                             FBO Burlington Northern
                             VM 613 Attn Specialized Services
                             PO Box 2900
                             Valley Forge, PA 19482-2900

                             EMSEG & Co                                        2,275,363.038       11.81        11.81
                             Small Company Growth Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                       14,559,219.075       75.56        75.56
                             Small Company Growth Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

International Fund

         A Shares            Norwest WealthBuilder                                32,501.091       28.42         0.28
                             Reinvest Account
                             733 Marquette Ave
                             Minneapolis, MN 55479-0040

         B Shares            Norwest Investment Services, Inc.                     4,895.554        6.15         0.04
                             FBO 012957081
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Dentru & Co                                       1,021,860.940        8.83         8.68
                             1740 Broadway Mail 8676
                             Denver, CO 80274-0001

                                       B-42


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
International Fund (cont)
      I Shares (cont)        EMSEG & Co                                        8,107,822.161       70.06        68.90
                             International Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        1,188,517.656       10.27        10.10
                             International Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450


                          APPENDIX C - PERFORMANCE DATA

Table 1 - Money Market Fund Yields

As of May 31, 1999, the seven day yield, seven day effective yield and, for Municipal Money Market Fund, the seven day tax equivalent yield, of each class of the Money Market Funds was as follows. For the tax-equivalent yield quotations, the assumed federal income tax rate is 39.6%.


                                               7 Day        7 Day Effective   7 Day Tax-Equiv       7 DayTax-Equiv
                                               Yield             Yield             Yield           Effective Yield

Cash Investment Fund                           5.24%             5.37%              N/A                  N/A

Ready Cash Investment Fund
     Investor Shares                           4.86%             4.97%              N/A                  N/A
     Exchange Shares                           4.11%             4.19%              N/A                  N/A

U.S. Government Fund                           5.05%             5.18%              N/A                  N/A

Treasury Plus Fund                              N/A               N/A               N/A                  N/A

Treasury Fund                                  4.77%             4.89%              N/A                  N/A

Municipal Money Market Fund
     Investor Shares                           3.21%             3.26%             5.31%                5.40%
     Institutional Shares                      3.41%             3.47%             5.65%                5.75%


Table 2 - Yields

For the 30-day period ended May 31, 1999 the annualized yield and, where applicable, the tax equivalent yield of each class of the Fixed Income Funds, Balanced Funds and Equity Funds was as follows. For the tax-equivalent yield quotations, the assumed Federal income tax rate is 39.6%. In addition, for the tax-equivalent yields of the Colorado and Minnesota Tax-Free Funds, the assumed Colorado and Minnesota income tax rates are 5% and 8.5%, respectively.


                                                                                       Tax Equivalent
                                                                          Yield             Yield
Stable Income Fund
     A Shares                                                             5.60%               N/A
     B Shares                                                             4.88%               N/A
     I Shares                                                             5.69%               N/A

Limited Term Government Income Fund
     I Shares                                                             5.65%               N/A

Intermediate Government Income Fund
     A Shares                                                             5.27%               N/A
     B Shares                                                             4.75%               N/A
     I Shares                                                             5.50%               N/A

Diversified Bond Fund
     I Shares                                                             5.67%               N/A


                                      C-1

                                                                                       Tax Equivalent
                                                                          Yield             Yield
Income Fund
     A Shares                                                              5.40%              N/A
     B Shares                                                              4.89%              N/A
     I Shares                                                              5.64%              N/A

Total Return Bond Fund
     A Shares                                                              5.42%              N/A
     B Shares                                                              4.88%              N/A
     I Shares                                                              5.64%              N/A

Limited Term Tax-Free Fund
     I Shares                                                              4.11%              N/A

Tax-Free Income Fund
     A Shares                                                              4.98%            8.25%
     B Shares                                                              4.44%            7.35%
     I Shares                                                              5.19%            8.60%

Colorado Tax-Free Fund
     A Shares                                                              4.63%            8.07%
     B Shares                                                              4.07%            7.10%
     I Shares                                                              4.83%            8.42%

Minnesota Intermediate Tax-Free Fund
     I Shares                                                              4.14%            7.49%

Minnesota Tax-Free Fund
     A Shares                                                              4.47%            8.09%
     B Shares                                                              3.91%            7.08%
     I Shares                                                              4.66%            8.43%

Strategic Income Fund
     I Shares                                                               N/A               N/A

Moderate Balanced Fund
     I Shares                                                               N/A               N/A

Growth Balanced Fund
     I Shares                                                               N/A               N/A

Aggressive Balanced-Equity Fund
     I Shares                                                              0.19%              N/A

Diversified Equity Fund
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

Growth Equity Fund
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A


                                       C-2

                                                                                       Tax Equivalent
                                                                          Yield             Yield

Index Fund
     I Shares                                                              1.61%              N/A

ValuGrowth Stock Fund
     A Shares                                                              0.66%              N/A
     B Shares                                                             -0.04%              N/A
     I Shares                                                              0.68%              N/A

Income Equity Fund
     A Shares                                                              1.53%              N/A
     B Shares                                                              0.87%              N/A
     I Shares                                                              1.63%              N/A

Large Company Growth Fund
     I Shares                                                             -0.33%              N/A

Diversified Small Cap Fund
     I Shares                                                             -0.42%              N/A

Small Company Stock Fund
     A Shares                                                             -0.49%              N/A
     B Shares                                                             -1.27%              N/A
     I Shares                                                             -0.51%              N/A

Small Company Growth Fund
     I Shares                                                             -0.96%              N/A

Small Cap Opportunities Fund
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

Contrarian Stock Fund
     I Shares                                                              0.88%              N/A

International Fund
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A



Table 3 - Total Returns

The average annual total return of each class of each Fund for the periods ended May 31, 1999 was as follows. For the money market funds, the yields shown in Table 1 more closely reflect the current earnings of each fund than the total return quotation. The actual dates of the commencement of each Fund's operations, or the commencement of the offering of each class' shares, is listed in the Fund's financial statements. The performance of the Funds marked with an asterisk (*) includes the performance of a collective investment fund or a common trust fund prior to its conversion into the Fund. (See "Performance and Advertising Data -- Multiclass, Collective Investment Fund, Common Trust Fund and Core-Gateway Performance.") Prior to 1989, the collective investment funds and common trust fund were valued on the calendar quarter; therefore the following chart does not reflect a Since Inception figure as of the fiscal year end for those funds adopting collective investment or common trust fund performance. Calendar quarter performance is available from the adviser.

                SEC STANDARDIZED RETURNS


                                                                           Since
                                   One Year    Five Years   Ten Years    Inception

Cash Investment Fund                 5.04%        5.23%      5.38%         5.73%
Ready Cash Investment Fund
    Investor Shares                  4.68%        4.88%      5.03%         5.36%
    Exchange Shares                  3.90%       4.10%         N/A         4.09%
U.S. Government Fund                 4.81%        5.03%      5.15%         5.49%
Treasury Fund                        4.49%        4.81%        N/A         4.46%
Municipal Money Market Fund
    Investor Shares                  2.76%        3.09%      3.37%         3.60%
    Institutional Shares             2.97%        3.30%      3.49%         3.71%
Stable Income Fund
    A Shares                         3.17%        N/A          N/A         5.69%
    B Shares                         3.32%        N/A          N/A         5.25%
    I Shares                         4.95%        N/A          N/A         6.07%
Limited Term Government Income
Fund
    I Shares                         4.63%        N/A          N/A         5.46%
Intermediate Government Income
Fund*
    A Shares                        (0.48)%       5.51%      6.35%         7.25%
    B Shares                        (0.41)%      5.67%        6.06%        6.76%
    I Shares                         4.30%        6.50%      6.85%         7.56%
Diversified Bond Fund*
    I Shares                         4.15%        6.75%      7.07%         8.26%
Income Fund
    A Shares                        (1.82)%       5.59%      7.17%         7.24%
    B Shares                        (1.84)%      5.59%        6.83%        6.84%
    I Shares                         2.81%        6.57%      7.65%         7.64%
Total Return Bond Fund
    A Shares                        (1.39)%      5.47%         N/A         4.66%
    B Shares                        (1.32)%      5.53%         N/A         4.67%
    I Shares                         3.26%       6.47%         N/A         5.58%
Limited Term Tax-Free Fund
    I Shares                         3.97%        N/A          N/A         6.64%
Tax-Free Income Fund
    A Shares                        (0.64)%       6.30%        N/A         6.24%
    B Shares                        (0.70)%      6.32%         N/A         5.96%
    I Shares                         4.04%        7.28%        N/A         6.74%
Colorado Tax-Free Fund
    A Shares                        (0.88)%      6.11%         N/A         5.42%
    B Shares                        (1.02)%      6.13%         N/A         5.33%
    I Shares                         3.79%       7.09%         N/A         6.23%




                                       C-4




                SEC STANDARDIZED RETURNS (continued)
                                                                             Since
                                    One Year    Five Years    Ten Years    Inception

Minnesota Intermediate Tax-Free
Fund*
    I Shares                          3.95%        5.91%       6.40%         6.20%
Minnesota Tax-Free Fund
    A Shares                         (0.72)%       5.83%       6.19%         6.33%
    B Shares                         (0.79)%       5.85%        5.86%        5.95%
    I Shares                          3.96%        6.79%       6.68%         6.76%
Strategic Income Fund*
    I Shares                          8.45%       10.21%        9.30%        9.42%
Moderate Balanced Fund*
    I Shares                         12.02%       12.98%       11.83%       11.38%
Growth Balanced Fund*
    I Shares                         16.38%       17.03%       13.66%       13.71%
Aggressive Balanced
Equity Fund
    I Shares                         17.98%         N/A          N/A       19.47%
Income Equity Fund*
    A Shares                          8.15%       22.13%       15.98%       16.76%
    B Shares                          9.90%       22.59%       15.80%       16.57%
    I Shares                         14.75%       23.58%       16.67%       17.44%
Index Fund*
    I Shares                         20.57%       25.24%      17.45%        16.02%
ValuGrowth Stock Fund
    A Shares                         (5.90)%      13.63%      12.18%        12.42%
    B Shares                         (4.15)%      14.00%       12.00%       12.16%
    I Shares                         (0.16)%      14.98%      12.83%        12.99%
Diversified Equity Fund*
    A Shares                          8.46%       19.81%       15.75%       16.67%
    B Shares                         10.24%       20.25%       15.58%       16.45%
    I Shares                         15.08%       21.24%       16.44%       17.33%
Growth Equity Fund*
    A Shares                          1.39%       15.35%       14.88%       15.09%
    B Shares                          2.78%       15.75%       14.70%       14.93%
    I Shares                          7.60%       16.72%       15.55%       15.77%
Large Company Growth Fund*
    I Shares                         39.96%       27.89%      20.45%        17.48%
Diversified Small Cap Fund
    I Shares                        (14.54)%        N/A          N/A      (7.25)%
Small Company Stock Fund
    A Shares                        (31.43)%       3.72%         N/A         3.28%
    B Shares                        (30.74)%       4.01%         N/A         3.47%
    I Shares                        (27.24)%       4.96%         N/A         4.34%
Small Company Growth Fund*
    I Shares                        (10.72)%      14.67%      16.97%        16.26%
Small Cap Opportunities Fund
    A Shares                        (18.03)%      15.74%         N/A        15.83%
    B Shares                        (17.19)%      16.14%         N/A        16.06%
    I Shares                        (13.02)%      17.13%         N/A        17.03%
International Fund*
    A Shares                         (7.03)%       6.57%       8.27%         7.35%
    B Shares                         (5.90)%       6.71%        8.02%        7.01%
    I Shares                         (1.32)%       7.67%       8.83%         7.81%


NON STANDARDIZED RETURNS (without a sales load)


                                                     Calendar
                                One Month   Three    Year to     One Year  Three      Five      Ten Years    Since
                                            Months      Date                 Years     Years               Inception

Cash Investment Fund            0.38%      1.15%     1.93%       5.04%     5.22%      5.23%     5.38%      5.73%
Ready Cash Investment Fund
    Investor Shares             0.35%      1.06%     2.19%       4.68%     4.88%      4.88%     5.03%      5.36%
    Exchange Shares             0.29%      0.87%     1.47%       3.90%     4.09%      4.10%     N/A        4.09%
U.S. Government Fund            0.37%      1.12%     1.86%       4.81%     5.02%      5.03%     5.15%      5.49%
Treasury Fund                   0.36%      1.06%     1.74%       4.49%     4.78%      4.81%     N/A        4.46%
Municipal Money Market Fund
    Investor Shares             0.24%      0.66%     1.04%       2.76%     3.01%      3.09%     3.37%      3.60%
    Institutional Shares        0.25%      0.71%     1.13%       2.97%     321%       3.30%     3.49%      3.71%
Stable Income Fund
    A Shares                    (0.01)%    0.95%     1.14%       4.74%     5.78%      N/A       N/A        6.05%
    B Shares                    (0.07)%    0.76%     0.95%       4.07%     5.00%      N/A       N/A        5.25%
    I Shares                    0.09%      1.05%     1.34%       4.95%     5.82%      N/A       N/A        6.07%
Limited Term Government
Income Fund
    I Shares                    (0.66)%    0.25%     0.52%       4.63%     N/A        N/A       N/A        5.46%
Intermediate Government
Income Fund*
    A Shares                    (1.33)%    (0.44)%   (2.32)%     4.21%     6.89%      6.48%     6.84%      7.55%
    B Shares                    (1.30)%    (0.62)%   (2.52)%     3.53%     6.11%      5.70%     6.06%      6.76%
    I Shares                    (1.24)%    (0.44)%   (2.23)%     4.30%     6.92%      6.50%     6.85%      7.56%
Diversified Bond Fund*
    I Shares                    (0.65)%    0.15%     (1.62)%     4.15%     7.53%      6.75%     7.07%      8.26%
Income Fund
    A Shares                    1.35%      2.00%     3.04%       12.47%    7.20%      5.64%     8.26%      8.10%
    B Shares                    1.19%      1.81%     2.72%       11.52%    6.42%      N/A       N/A        4.63%
    I Shares                    1.35%      2.01%     3.04%       12.35%    7.20%      5.62%     8.26%      8.09%
Total Return Bond Fund
    A Shares                    (1.33)%    (0.52)%   (2.79)%     2.81%     7.28%      6.56%     7.66%      7.65%
    B Shares                    (1.50)%    (0.82)%   (3.20)%     2.03%     6.46%      5.75%     6.83%      6.84%
    I Shares                    (1.43)%    (0.52)%   (2.80)%     2.81%     7.28%      6.57%     7.65%      7.64%
Limited Term Tax-Free Fund
    I Shares                    (0.31)%    (0.10)%   0.58%       3.97%     N/A        N/A       N/A        6.64%
Tax-Free Income Fund
    A Shares                    (0.82)%    (0.49)%   (0.10)%     4.04%     7.57%      7.28%     N/A        6.74%
    B Shares                    (0.97)%    (0.68)%   (0.41)%     3.26%     6.77%      6.48%     N/A        5.96%
    I Shares                    (0.91)%    (0.48)%   (0.19)%     4.04%     7.57%      7.28%     N/A        6.74%
Colorado Tax-Free Fund
    A Shares                    (0.63)%    (0.39)%   (0.20)%     3.79%     7.55%      7.09%     N/A        6.23%
    B Shares                    (0.79)%    (0.67)%   (0.51)%     2.92%     6.75%      6.29%     N/A        5.46%
    I Shares                    (0.72)%    (0.39)%   (0.20)%     3.79%     7.55%      7.09%     N/A        6.23%




                                       C-6




NON STANDARDIZED RETURNS (without a sales load) (continued)
                                                     Calendar
                                One Month   Three    Year to     One Year  Three      Five      Ten Years    Since
                                            Months      Date                 Years     Years               Inception

Minnesota Intermediate
Tax-Free Fund*
    I Shares                    (0.49)%    (0.18)%   0.40%       3.95%     6.05%      5.91%     6.40%      6.20%
Minnesota Tax-Free Fund
    A Shares                    (0.60)%    (0.29)%   0.18%       3.96%     7.19%      6.81%     6.68%      6.76%
    B Shares                    (0.67)%    (0.47)%   (0.04)%     3.18%     6.39%      6.01%     5.86%      5.95%
    I Shares                    (0.60)%    (0.29)%   0.18%       3.96%     7.19%      6.81%     6.68%      6.76%
Strategic Income Fund*
    I Shares                    (0.60)%    1.83%     1.16%       8.45%     10.70%     10.21%    9.30%      9.42%
Moderate Balanced Fund*
    I Shares                    (0.94)%    2.85%     2.46%       12.02%    13.68%     12.98%    11.23%     11.38%
Growth Balanced Fund*
    I Shares                    (1.25)%    3.83%     3.65%       16.38%    17.84%     17.03%    13.66%     13.71%
Income Equity Fund*
    A Shares                    (0.26)%    8.98%     8.93%       14.74%    21.79%     23.58%    16.67%     17.44%
    B Shares                    (0.32)%    8.77%     8.59%       13.90%    20.89%     22.68%    15.80%     16.57%
    I Shares                    (0.28)%    8.98%     8.91%       14.75%    21.79%     23.58%    16.67%     17.44%
Index Fund*
    I Shares                    (2.40)%    5.36%     6.16%       20.57%    26.56%     25.24%    17.45%     16.02%
ValuGrowth Stock Fund
    A Shares                    (3.21)%    2.96%     0.83%       (0.16)%   14.26%     14.98%    12.85%     13.01%
    B Shares                    (3.27)%    2.78%     0.53%       (0.90)%   13.40%     14.12%    12.00%     12.16%
    I Shares                    (3.22)%    3.01%     0.83%       (0.16)%   14.26%     14.98%    12.83%     12.99%
Diversified Equity Fund*
    A Shares                    (1.59)%    5.70%     5.60%       15.08%    20.55%     21.24%    16.44%     17.33%
    B Shares                    (1.65)%    5.51%     5.28%       14.24%    19.66%     20.34%    15.58%     16.45%
    I Shares                    (1.59)%    5.70%     5.60%       15.08%    20.57%     21.24%    16.44%     17.33%
Growth Equity Fund*
    A Shares                    (1.12)%    5.05%     2.84%       7.57%     14.58%     16.72%    15.56%     15.77%
    B Shares                    (1.17)%    4.86%     2.52%       6.78%     13.73%     15.86%    14.70%     14.93%%
    I Shares                    (1.12)%    5.05%     2.84%       7.60%     14.58%     16.72%    15.55%     15.77%
Large Company Growth Fund*
    I Shares                    (3.49)%    2.92%     6.63%       39.84%    31.14%     27.86%    20.44%     17.48%
Small Company Stock Fund
    A Shares                    (0.34)%    2.22%     (10.28)%    (27.52)%  (5.79)%    4.96%     N/A        4.41%
    B Shares                    (0.36)%    1.83%     (10.61)%    (27.85)%  (6.54)%    4.15%     N/A        3.60%
    I Shares                    (0.23)%    2.12)%    (10.24)%    (27.24)%  (5.79)%    4.96%     N/A        4.34%
Small Company Growth Fund*
    I Shares                    4.18%      11.00%    2.05%       (10.72)%  4.90%      14.67%    16.97%     16.26%
Small Cap Opportunities Fund
    A Shares                    3.43%      10.33%    1.18%       (13.03)%  5.71%      17.12%    N/A        17.02%
    B Shares                    3.40%      10.08%    0.85%       (13.74)%  4.92%      16.25%    N/A        16.15%
    I Shares                    3.43%      10.39%    1.23%       (13.02)%  5.73%      17.13%    N/A        17.03%
International Fund*
    A Shares                    (3.43)%    2.20%     2.57%       (1.36)%   6.57%      7.84%     8.91%      7.88%
    B Shares                    (3.49)%    2.03%     2.30%       (2.08)%   5.76%      6.86%     8.02%      7.01%
    I Shares                    (3.43)%    2.20%     2.61%       (1.32)%   6.56%      7.67%     8.83%      7.81%


                    APPENDIX D - Other Advertisement Matters

From time to time, the sales material for the Funds may include a discussion of, and commentary by senior management of the Adviser on, the following.

The Trust may compare the Fund family against other bank-managed mutual funds or other investment companies based on asset size. The Adviser believes the Funds' growth may be attributed to three things: disciplined investment process, utilizing talented people and focusing on customer needs.

The Funds utilize a disciplined process which relies heavily upon its investment managers and an experienced investment research team. This approach maximizes consistency by ensuring that no individual manager's style unduly influences a fund's style.

The Large Company Growth Fund's investment policy of seeking to invest in companies whose long term earnings are expected to grow 50% faster than the market, as a measure by the earnings of S&P 500 Index stocks.

NORWEST CORPORATION

1929 Northwestern National Bank and several upper midwest banks form a holding company called Northwestern National Bancorporation. "Banco" acquires 90 banks in its first year.

1932 At its peak, Banco owns a total of 139 affiliate banks.

1982 Banco  enters the  consumer  finance  business by  acquiring  Dial  Finance
     Company.

1983 The 87 affiliates of Banco are reborn as "Norwest Corporation."

1989 Norwest consolidates its operations in the new 57-story Norwest Center in downtown Minneapolis.

1997 Norwest  reaches  $50 billion in assets  under  management,  including  $19 billion in mutual funds.


NORWEST ADVANTAGE FUNDS

1946 Inception of the Common Trust Funds, the company's first pooled investment vehicles.

1987 Norwest introduces two new open-ended  registered  investment company funds
     (commonly known as mutual funds), called the Prime Value Funds. In less than one year, assets under management reach $500 million.

1992 The Norwest mutual fund family expands to 11 mutual funds. Assets under management grow to $3.2 billion.

1994 Conversion to Norwest Collective Funds (bank collective investment funds) into Norwest Advantage Funds (mutual funds).

1998 Norwest Advantage Funds family includes 41 mutual funds with over $20 billion in assets under management.

                                     Part C
                                Other Information

Item 23.  Exhibits

(a)  Trust  Instrument of Registrant as amended and restated August 4, 1997 (see
     Note 1).

(b)  By-Laws of Registrant as now in effect (see Note 2).

(c) Specimen Certificate for shares of beneficial interest of each class of each portfolio of Registrant. Except for the names of the classes of shares and CUSIP numbers, the certificate of each class of each portfolio of Registrant is substantially the same as the specimen certificate, and therefore, is omitted pursuant to Rule 483(d)(2) under the 1933 Act (see
     Note 2).

(d) (1) Form of Investment Advisory Agreement between Registrant and Norwest Investment Management, Inc. relating to Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Treasury Plus Fund, Municipal Money Market Fund - Institutional Shares, Municipal Money Market Fund - Investor Shares, Intermediate Government Income Fund, Diversified Bond Fund, Stable Income Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Limited Term Government Income Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Income Equity Fund, Index Fund, ValuGrowth SM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, International Fund, Performa Strategic Value Bond Fund, Performa Disciplined Growth Fund, Performa Small Cap Value Fund and Performa Global Growth Fund dated as of June 1, 1997, as amended December 1, 1998. Except for the names of each series of Registrant, the Investment Advisory Agreement of each series of the Registrant is substantially the same as the Investment Advisory Agreement, and therefore, is omitted pursuant to Rule 483(d)(2) under the 1933 Act (filed herewith).

     (2) Form of Investment Subadvisory Agreement between Registrant and Schroder Capital Management International Inc. relating to Small Cap Opportunities Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced Equity Fund, Diversified Equity Fund, Growth Equity Fund and International Fund dated as of April 28, 1996 as amended July 29, 1997 (see Note 3).

     (3) Form of Investment Subadvisory Agreement among Registrant, Norwest Investment Management, Inc. and Galliard Capital Management Inc. relating to Stable Income Funds, Total Return Bond Fund, Performa Strategic Value Bond Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund dated as of October 1, 1997 as amended July 28, 1998 (see Note 4).

     (4)  Form of Investment  Subadvisory  Agreement among  Registrant,  Norwest
          Investment Management, Inc. and Peregrine Capital Management International Inc. relating to Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund and Diversified Small Cap Fund dated as of June 1, 1997, as amended July 28, 1998 (see
          Note 4).

     (5) Form of Investment Subadvisory Agreement between Registrant and Smith Asset Management, LP relating to Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund, Performa Disciplined Growth Fund and Performa Small Cap Value Fund dated as of October 1, 1997, as amended March 25, 1999 (filed herewith).

(e) Form of Distribution Services Agreement between Registrant and Forum Financial Services, Inc. relating to each series of Registrant dated as of October 1, 1995, as amended April 26, 1999 (filed herewith).

(f)  Not Applicable.

(g)  (1)  Form  of  Custodian   Agreement   between  Registrant and Norwest Bank
          Minnesota, N.A., relating to each series of Registrant dated as of August 1, 1993, as amended July 28, 1998 (see Note 4).

     (2) Form of Transfer Agency Agreement between Registrant and Norwest Bank Minnesota, N.A. relating to each series of Registrant dated as of August 1, 1993, as amended July 28, 1998 (see Note 4).

(h)  (1)  Form   of   Management    Agreement   between   Registrant  and  Forum
          Financial Services, Inc. relating to each series of Registrant dated as August 1, 1997, as amended June 1, 1999 (filed herewith).

     (2) Form of Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC relating to each series of Registrant dated as of June 1, 1997, as amended July 28, 1998 (see Note 4).

     (3) Form of Administration Services Agreement between Registrant and Norwest Bank Minnesota, N.A. relating to Small Cap Opportunities Fund, International Fund and Performa Global Growth Fund dated as of November 11, 1994, as amended July 28, 1998 (see Note 4).

     (4) Form of Administration Agreement between Registrant and Forum Administrative Services, LLC relating to Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Treasury Plus Fund, Municipal Money Market Fund - Institutional Shares, Municipal Money Market Fund - Investor Shares, Intermediate Government Income Fund, Diversified Bond Fund, Stable Income Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Limited Term Government Income Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Income Equity Fund, Index Fund, ValuGrowthSM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, International Fund, Performa Strategic Value Bond Fund, Disciplined Growth Fund, Performa Small Cap Value Fund, Performa Global Growth Fund, Norwest WealthBuilder II Growth Portfolio, Norwest WealthBuilder II Growth and Income Portfolio and Norwest WealthBuilder II Growth Balanced Portfolio dated as of October 1, 1996, as amended June 1, 1999 (filed herewith).

     (5) Shareholder Servicing Agreement dated as of September 25, 1998 (filed herewith).

     (6)  Shareholder Servicing Plan (filed herewith).

(i)  (1) Opinion of Seward & Kissel (filed herewith).

     (2)  Opinion of Seward & Kissel (see Note 2).

(j)  Not Applicable.

(k)  Not Applicable.

(l) Investment Representation letter of John Y. Keffer as original purchaser of shares of stock of Registrant (filed herewith).

(m) (1) Rule 12b-1 Plan adopted by Registrant relating to Exchange Shares of Ready Cash Investment Fund, Investor B Shares of Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Growth Balanced Fund, Income Equity Fund, ValuGrowthSM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund and International Fund and Investor C Shares of Norwest WealthBuilder II Growth Balanced Fund, Norwest WealthBuilder II Growth and Income Fund and Norwest WealthBuilder II Growth Fund dated as of August 1, 1993, as amended April 26, 1999 (filed herewith).

     (2) Rule 12b-1 Plan adopted by Registrant relating to C Shares of Growth Balanced Fund, Income Equity Fund, Diversified Equity Fund and Growth Equity Fund dated as of July 28, 1998 (see Note 4).

     (3) Rule 12b-1 Plan adopted by Registrant relating to A Shares of Large Company Growth Fund, Growth Balanced Fund and Diversified Small Cap Fund dated as of October 5, 1998 (filed herewith).

(n)  Financial Data Schedules (to be filed by amendment).

(o)  Multiclass (Rule 18f-3) Plan adopted by Registrant (see Note 5).

Other Exhibits

(A)  Power of Attorney from James C. Harris, Trustee of Registrant (see Note 2).
(B)  Power of Attorney from Richard M. Leach,  Trustee of  Registrant  (see Note
     2).
(C)  Power of Attorney from Robert C. Brown, Trustee of Registrant (see Note 2).

(D)  Power of Attorney from Donald H. Burkhardt, Trustee of Registrant (see Note
     2).
(E)  Power of Attorney from John Y. Keffer, Trustee of Registrant (see Note 2).
(F)  Power of Attorney from Donald C. Willeke,  Trustee of Registrant  (see Note
     2).
(G)  Power of Attorney from Timothy J. Penny,  Trustee of  Registrant  (see Note
     2).
(H)  Power of Attorney from John S. McCune, Trustee of Registrant (see Note 1).

---------------
Note:

(1) Exhibit incorporated by reference as filed in Post-Effective Amendment No. 46 via EDGAR on September 30, 1997, accession number 0000912057-97-032214.

(2) Exhibit incorporated by reference as filed in Post-Effective Amendment No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243.

(3) Exhibit incorporated by reference as filed in Post-Effective Amendment No. 54 via EDGAR on May 6, 1998, accession number 0001004402-98-000281.

(4) Exhibit incorporated by reference as filed in Post-Effective Amendment No 57 via EDGAR on September 30, 1998, accession number 0001004402-98-000533.

(5) Exhibit incorporated by reference as filed in Post-Effective Amendment No. 55 via EDGAR on July 31, 1998, accession number 0001004402-98-000418.

Item 24.  Persons Controlled by Or Under Common Control with Registrant

         None.

Item 25.  Indemnification

         The general effect of Section 10.02 of Registrant's Trust Instrument is to indemnify existing or former trustees and officers of the Trust to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is modified in its entirety by the provisions of Section 10.02 of Registrant's Trust Instrument contained in this Registration Statement as Exhibit 1 and incorporated herein by reference.

         Registrant's Investment Advisory Agreements, Investment Subadvisory Agreements and Distribution Services Agreements provide that Registrant's investment advisers and principal underwriter are protected against liability to the extent permitted by Section 17(i) of the Investment Company Act of 1940. Similar provisions are contained in the Management Agreement and Transfer Agency and Fund Accounting Agreement. Registrant's principal underwriter is also provided with indemnification against various liabilities and expenses under the Management and Distribution Agreements and Distribution Services Agreements between Registrant and the principal underwriter; provided, however, that in no event shall the indemnification provision be construed as to protect the principal underwriter against any liability to Registrant or its security holders to which the principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under those agreements. Registrant's transfer agent and fund accountant and certain related individuals are also provided with indemnification against various liabilities and expenses under the Transfer Agency and Fund Accounting Agreements between Registrant and the transfer agent and fund accountant; provided, however, that in no event shall the transfer agent, fund accountant or such persons be indemnified against any liability or expense that is the direct result of willful misfeasance, bad faith or gross negligence by the transfer agent or such persons.

         The preceding paragraph is modified in its entirety by the provisions of the Investment Advisory Agreements, Investment Subadvisory Agreements, Distribution Services Agreements, Management Agreements, Transfer Agency Agreement and Fund Accounting Agreement of Registrant filed as Exhibits (d)(1), (d)(2), (d)(3), (d)(4), (d)(5), (e), (g)(2)
         and (h)(1) to Registrant's Registration Statement and incorporated herein by reference.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

         (a)      Norwest Investment Management, Inc.

         The description of Norwest Investment Management, Inc. ("NIM"), under the caption "Management-Advisor" or Management of the Funds-Norwest Investment Management" in each Prospectus and under the caption
         "Management-Adviser" or "Management -Investment Advisory Services-Norwest Investment Management" in each Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement is incorporated by reference herein.

         The following are the directors and principal executive officers of NIM, including their business connections which are of a substantial nature. The address of Norwest Corporation, the parent of Norwest Bank Minnesota, N.A. ("Norwest Bank"), which is the parent of NIM, is Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, MN 55479. Unless otherwise indicated below, the principal business address of any company with which the directors and principal executive officers are connected is also Sixth Street and Marquette Avenue, Minneapolis, MN 55479.


         ------------------------------------ ------------------------------------ ----------------------------------
         Name                                 Title                                Business Connection
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         P. Jay Kiedrowski                    Chairman, Chief Executive Officer,   Norwest Investment Management,
                                              President                            Inc.
                                              ------------------------------------ ----------------------------------
                                              Executive Vice President, Employee   Norwest Bank Minnesota, N.A.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Crestone Capital Management, Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Chairman                             Galliard Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         James W. Paulsen                     Senior Vice President, Chief         Norwest Investment Management,
                                              Investment Officer                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Stephen P. Gianoli                   Senior Vice President, Chief         Norwest Investment Management,
                                              Executive Officer                    Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Crestone Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         David S. Lunt                        Vice President, Senior Portfolio     Norwest Investment Management,
                                              Manager                              Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Richard C. Villars                   Vice President, Senior Portfolio     Norwest Investment Management,
                                              Manager                              Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Lee K. Chase                         Senior Vice President                Norwest Investment Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------


                                       4


         ------------------------------------ ------------------------------------ ----------------------------------
         Andrew Owen                          Vice President                       Norwest Investment Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Eileen A. Kuhry                      Investment Compliance Specialist     Norwest Investment Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------


(b)      Schroder Investment Management North America Inc.

         The description of Schroder Investment Management North America Inc. ("SIMNA") under the caption "Management of the Funds-Investment Advisory Services-Schroder Investment Management North America Inc." in the Prospectus and "Management-Investment Advisory Services" in the Statement of Additional Information relating to International Fund constituting certain of Parts A and B, respectively, of the Registration Statement, is incorporated by reference herein.

         The following are the directors and principal officers of SIMNA, including their business connections of a substantial nature. The address of each company listed, unless otherwise noted, is 787 Seventh Avenue, 34th Floor, New York, NY 10019. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of SIMNA which provides investment management services to international clients located principally in the United States.


         ------------------------------------ ------------------------------------ ----------------------------------
         Name                                 Title                                Business Connection
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         David M. Salisbury                   Chairman, Director                   SIMNA

                                              ------------------------------------ ----------------------------------
                                              Chief Executive, Director            Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroders plc.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee and Officer                  Schroder Series Trust II
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Richard R. Foulkes                   Deputy Chairman, Director            SIMNA
                                              ------------------------------------ ----------------------------------
                                              Deputy Chairman                      Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SIMNA and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         John A. Troiano                      Chief Executive, Director            SIMNA
                                              ------------------------------------
                                                                                   ----------------------------------
                                              Chief Executive, Director            Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                                                                   ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SIMNA and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Sharon L. Haugh                      Executive Vice President, Director   SIMNA
                                                                                   ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director, Chairman                   Schroder Fund Advisors Inc.
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Chairman, Director                   Schroder Capital Management Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee                              Certain open end management
                                                                                   investment companies for which
                                                                                   SIMNA and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Gavin D. L. Ralston                  Senior Vice President, Managing      SIMNA
                                              Director
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Ltd.*
         ------------------------------------ ------------------------------------ ----------------------------------


                                       5


         ------------------------------------ ------------------------------------ ----------------------------------
         Mark J. Smith                        Senior Vice President, Director      SIMNA
                                              ------------------------------------ ----------------------------------
                                              Senior Vice President, Director      Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Fund Advisors Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee and Officer                  Certain open end management
                                                                                   investment companies for which
                                                                                   SIMNA and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Robert G. Davy                       Senior Vice President, Director      SIMNA
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SIMNA and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Jane P. Lucas                        Senior Vice President, Director      SIMNA
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Fund Advisors Inc.
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Capital Management Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SIMNA and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         David R. Robertson                   Group Vice President                 SIMNA
                                              ------------------------------------ ----------------------------------
                                              Senior Vice President                Schroder Fund Advisors Inc.
                                                                                   ----------------------------------
                                              ------------------------------------
                                              Director of Institutional Business   Oppenheimer Funds, Inc.
                                                                                   resigned 2/98
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Michael M. Perelstein                Senior Vice President, Director      SIMNA
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Senior Vice President, Director      Schroder Ltd.*
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Louise Croset                        First Vice President, Director       SIMNA
                                              ------------------------------------ ----------------------------------
                                              First Vice President                 Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee and Officer                  Schroder Series Trust II
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Ellen B. Sullivan                    Group Vice President, Director       SIMNA
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Capital Management Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Catherine A. Mazza                   Group Vice President                 SIMNA
                                              ------------------------------------ ----------------------------------
                                              President, Director                  Schroder Fund Advisors Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Capital Management Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee and Officer                  Certain open-end management
                                                                                   investment companies for which
                                                                                   SIMNA and/or its affiliates
                                                                                   provide investment services.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Heather Crighton                     First Vice President, Director       SIMNA
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              First Vice President, Director       Schroder Ltd.*
         ------------------------------------ ------------------------------------ ----------------------------------


                                       6


         ------------------------------------ ------------------------------------ ----------------------------------
         Fariba Talebi                        Group Vice President                 SIMNA
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Capital Management Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open-end management
                                                                                   investment companies for which
                                                                                   SIMNA and/or its affiliates
                                                                                   provide investment services.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Ira Unschuld                         Group Vice President                 SIMNA
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open-end management
                                                                                   investment companies for which
                                                                                   SIMNA and/or its affiliates
                                                                                   provide investment services.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Paul M. Morris                       Senior Vice President                SIMNA
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Capital Management Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Susan B. Kenneally                   First Vice President, Director       SIMNA
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              First Vice President, Director       Schroder Ltd.*
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Jennifer A. Bonathan                 First Vice President, Director       SIMNA
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              First Vice President, Director       Schroder Ltd.*
         ------------------------------------ ------------------------------------ ----------------------------------

*Schroder Ltd and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom.

(c)      Peregrine Capital Management, Inc.

         The description of Peregrine Capital Management, Inc. ("Peregrine") under the caption "Management-SubAdviser" in the Prospectus and "Management-Adviser-SubAdviser-Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund in the Statement of Additional Information relating to Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, is incorporated by reference herein.

         The following are the directors and principal executive officers of Peregrine, including their business connections which are of a substantial nature. The address of Peregrine is LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

         ------------------------------------ ------------------------------------ ----------------------------------
         Name (Address if Different)          Title                                Business Connection
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         James R. Campbell                    Director                             Peregrine Capital Management,
                                                                                   Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
         Sixth and Marquette Ave.,            President, Chief Executive           Norwest Bank
         Minneapolis, MN 55479-0116           Officer, Director
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Patricia D. Burns                    Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Tasso H. Coin                        Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------


                                       7


         ------------------------------------ ------------------------------------ ----------------------------------
         John S. Dale                         Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Julie M. Gerend                      Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         William D. Giese                     Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Daniel J. Hagen                      Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Ronald G. Hoffman                    Senior Vice President, Secretary     Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Frank T. Matthews                    Vice President                       Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Jeannine McCormick                   Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Barbara K. McFadden                  Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Robert B. Mersky                     Chairman, President, Chief           Peregrine Capital Management,
                                              Executive Officer                    Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Gary E. Nussbaum                     Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         James P. Ross                        Vice President                       Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Jonathan L. Scharlau                 Assistant Vice President             Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Jay H. Strohmaier                    Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Paul E. von Kuster                   Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Janelle M. Walter                    Assistant Vice President             Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Paul R. Wurm                         Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         J. Daniel Vendermark                 Vice President                       Peregrine Capital Management,
         Sixth and Marquette Avenue                                                Inc.
         Minneapolis, MN 55479-1013
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Albert J. Edwards                    Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Douglas G. Pugh                      Senior Vice President                Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
        Colin Sharp                           Vice President                       Peregrine Capital Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

(d)      Galliard Capital Management, Inc.

         The description of Galliard Capital Management, Inc. ("Galliard") under the caption "Management-SubAdviser" in the Prospectus and "Management-Adviser-SubAdviser-Stable Income Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund" in the Statement of Additional Information relating to the Stable Income Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund", constituting certain of Parts A and B, respectively, of the Registration Statement, is incorporated by reference herein.

         The following are the directors and principal executive officers of Galliard, including their business connections which are of a substantial nature. The address of Galliard is LaSalle Plaza, Suite 2060, 800 LaSalle Avenue, Minneapolis, Minnesota 55479 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.


         ------------------------------------ ------------------------------------ ----------------------------------
         Name (Address if Different)          Title                                Business Connection
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         P. Jay Kiedrowski                    Chairman                             Galliard Capital Management, Inc.
                                              ------------------------------------ ----------------------------------
         Sixth and Marquette Ave.,            Chairman, Chief Executive Officer,   Norwest Investment Management,
         Minneapolis, MN 55479                President                            Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Executive Vice President, Employee   Norwest Bank Minnesota, N.A.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Crestone Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Richard Merriam                      Principal, Senior Portfolio Manager  Galliard Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         John Caswell                         Principal, Senior Portfolio Manager  Galliard Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Karl Tourville                       Principal, Senior Portfolio Manager  Galliard Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Laura Gideon                         Senior Vice President of Marketing   Galliard Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Leela Scattum                        Vice President of Operations         Galliard Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

(e)      Smith Asset Management, L.P.

         The description of Smith Asset Management, L.P. ("Smith") under the caption "Management-SubAdviser" in the Prospectus and
         "Management-Adviser-SubAdviser-Performa Disciplined Growth Fund and Performa Small Cap Value Fund" in the Statement of Additional Information relating to Performa Disciplined Growth Fund and Performa Small Cap Value Fund", constituting certain of Parts A and B, respectively, of the Registration Statement, is incorporated by reference herein.

         The following are the directors and principal executive officers of Smith, including their business connections which are of a substantial nature. The address of Smith is 300 Crescent Court, Suite 750, Dallas, Texas 75201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.


         ------------------------------------ ------------------------------------ ----------------------------------
         Name                                 Title                                Business Connection
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Stephen S. Smith                     President, Chief Executive Officer   Smith
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Partner                              Discovery Management
         ------------------------------------ ------------------------------------ ----------------------------------


                                       9


         ------------------------------------ ------------------------------------ ----------------------------------
         Stephen J. Summers                   Chief Operating Officer              Smith
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Partner                              Discovery Management
         ------------------------------------ ------------------------------------ ----------------------------------

(f)      Wells Fargo Bank, N.A.



          The description of Wells Fargo Bank, N.A. ("Wells Fargo Bank") in Parts A and B of this Registration Statement is incorporated by reference herein.

          The following are the directors and principal executive officers of Wells Fargo Bank, including their business connections, which are of a substantial nature. The address of Wells Fargo Bank is 420 Montgomery Street, San Francisco, California 94105 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.



         ------------------------------------ ------------------------------------ ----------------------------------
         Name                                 Title                                Business Connection
         ------------------------------------ ------------------------------------ ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         H. Jesse Arnelle                    Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         455 Market                          Senior Partner                        Arnelle, Hastie, McGee, Willis &
             Street San Francisco, CA 94105                                        Greene
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Armstrong World Industries, Inc.
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Eastman Chemical Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              FPL Group, Inc.
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Michael R. Bowlin                   Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         Highway 150                         Chairman of the Board of Directors,   Atlantic Richfield Co. (ARCO)
             Santa Paula, CA 93060           Chief Executive Officer, Chief
                                             Operating Officer and President
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Edward Carson                       Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         633 West Fifth Street               Chairman of the Board and Chief       First Interstate Bancorp
             Los Angeles, CA 90071           Executive Officer

                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Aztar Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Castle & Cook, Inc.
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Terra Industries, Inc.
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         William S. Davilla                  Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         618 Michillinda Ave.                President (Emeritus) and Director     The Vons Companies, Inc.
             Arcadia, CA 91007
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Pacific Gas & Electric Company

         ----------------------------------- ------------------------------------- ----------------------------------


                                       10

         ----------------------------------- ------------------------------------- ----------------------------------
         Rayburn S. Dezember                 Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         3200 San Fernando Road              Director                              CalMat Co.
             Los Angeles, CA 90065
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Tejon Ranch Company
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              The Bakersfield Californian
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Trustee                               Whittier College
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Paul Hazen                          Chairman of the Board of Directors    Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Chairman of the Board of Directors    Wells Fargo & Company
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Phelps Dodge Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Safeway, Inc.
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Robert K. Jaedicke                  Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         Graduate School of Business         Professor (Emeritus)                  Graduate School of Business
         Stanford University                                                       Stanford University
             Stanford, CA 94305
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Bailard Biehl & Kaiser Real
                                                                                   Estate Investment Trust, Inc.
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Boise Cascade Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              California Water Service Company
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Enron Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              GenCorp, Inc.
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Homestake Mining Company
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Thomas L. Lee                       Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         10302 Avenue 7 1/2                  Chairman and Chief Executive Officer  The Newhall Land and Farming
             Firebaugh, CA 93622                                                   Company
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              CalMat Co.
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              First Interstate Bancorp
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Ellen Newman                        Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         323 Geary Street                    President                             Ellen Newman Associates
         Suite 507
             San Francisco, CA 94102
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Chair (Emeritus) of the Board of      University of California at San
                                             Trustees                              Francisco Foundation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              California Chamber of Commerce
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Philip J. Quigley                   Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         130 Kearney Street Rm. 3700 San     Chairman, President and Chief         Pacific Telesis Group
         Francisco, CA 94108                 Executive Officer
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Carl E. Reichardt                   Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Columbia/HCA Healthcare
                                                                                   Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Ford Motor Company
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Newhall Management Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Pacific Gas and Electric Company
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Retired Chairman of the Board of      Wells Fargo & Company
                                             Directors and Chief Executive
                                             Officer
         ----------------------------------- ------------------------------------- ----------------------------------

                                       11


         ----------------------------------- ------------------------------------- ----------------------------------
         Donald B. Rice                      Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         2049 Century Park East              President and Chief Executive         Teledyne, Inc.
             Los Angeles, CA 90067           Officer
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Retired Secretary                     The United States Air Force
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Vulcan Materials Company
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Richard J. Stegemeier               Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Chairman (Emeritus)                   Unocal Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Foundation Health Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Halliburton Company
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Northrop Grumman Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Outboard Marine Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Pacific Enterprises
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              First Interstate Bancorp
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Susan G. Swenson                    Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         651 Gateway Blvd.                   President and Chief Executive         Cellular One
             San Francisco, CA 94080         Officer
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         David M. Tellep                     Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Retired Chairman of the Board and     Martin Lockheed Corporation
                             Chief Executive Officer
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Edison International and
                                                                                   Southern California Edison
                                                                                   Company
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              First Interstate Bancorp
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         Chang-Lin Tien                      Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Chancellor                            University of California at
                                                                                   Berkeley
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Raychem Corporation
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         John A. Young                       Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
         3000 Hanover Street                 President, Chief Executive Officer    Hewlett-Packard Company
             Palo Alto, CA 9434              and Director
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Chevron Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Lucent Technologies
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Novell, Inc.
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Shaman Pharmaceuticals Inc.
         ----------------------------------- ------------------------------------- ----------------------------------


         ----------------------------------- ------------------------------------- ----------------------------------
         William F. Zuendt                   Director                              Wells Fargo Bank
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             President                             Wells Fargo & Company
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              3Com Corporation
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              California Chamber of Commerce
         ----------------------------------- ------------------------------------- ----------------------------------

(g)      Wells Capital Management



         The description of Wells Capital Management ("WCM") in Parts A and B of this Registration Statement is incorporated by reference herein.

         The following are the directors and principal executive officers of WCM, including their business connections, which are of a substantial nature. The address of WCM is 525 Market Street, San Francisco, California 94105 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.



         ------------------------------------ ------------------------------------ ----------------------------------
         Name                                 Title                                Business Connection
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Allen J. Ayvazian                    Chief Equity Officer                 WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Robert Willis                        President and Chief Investment       WCM
                                              Officer
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Brigid Breen                         Chief Compliance Officer             WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         John Burgess                         Investment Portfolio Manager         WCM
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Financial Investment Adviser         Independent Financial Adviser
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Jose Casas                           Chief Operating Officer              WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Larry Fernandes                      Principal                            WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Jacqueline Anne Flippin              Principal                            WCM
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Vice President and Investment        McMorgan & Company (until 1/98)
                                              Portfolio Manager
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Stephen Galiani                      Senior Principal                     WCM
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Qualivest Capital Management,
                                                                                   Inc. (until 5/97)
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Madeleine Gish                       Senior Principal                     WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Frank Greene                         Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Daniel Kokoska                       Investment Portfolio Manager         WCM
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Assistant Portfolio Manager          Bradford & Marzac, Inc. (until
                                                                                   2/98)
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         David Klug                           Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Kelli Ann Lee                        Managing Director                    WCM
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Group Human Resource Manager         Wells Fargo Bank, N.A. (until
                                                                                   11/97)
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Kenneth Lee                          Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Melvin Lindsey                       Managing Director                    WCM
         ------------------------------------ ------------------------------------ ----------------------------------


                                       13

         ------------------------------------ ------------------------------------ ----------------------------------
         Clark Messman                        Chief Legal Officer                  WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Laura Milner                         Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Brian Mulligan                       Managing Director                    WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Michael Neitzke                      Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Thomas O'Malley                      Managing Director                    WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Clyde Ostler                         Director                             WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Guy Rounsaville                      Director                             WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Katherine Schapiro                   Senior Principal                     WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Gary Schlossberg                     Economist                            WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Paul Single                          Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Scott Smith                          Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Cynthia Tusan                        Performance Analyst/Investment       WCM
                                              Portfolio Manager
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Mary Walton                          Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Rex Wardlaw                          Senior Principal                     WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Jeffrey Weaver                       Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Allen Wisniewski                     Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Thomas Zeifang                       Investment Portfolio Manager         WCM
         ------------------------------------ ------------------------------------ ----------------------------------


Item 27.  Principal Underwriters

(a) Forum Fund Services, LLC, Registrant's underwriter, or its affiliate, Forum Financial Services, Inc., serve as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

        The Cutler Trust                                 Monarch Funds
        Forum Funds                                      Norwest Advantage Funds
        Memorial Funds                                   Norwest Select Funds
                                                         Sound Shore Fund, Inc.


(b) The following directors and officers of Forum Financial Services, Inc. hold the following positions with Registrant. Their business address is Two Portland Square, Portland, Maine 04101:

         ------------------------------ ---------------------------------- -------------------------------------
         Name                               Position with Underwriter      Position with Registrant
         ------------------------------ ---------------------------------- -------------------------------------

         ------------------------------ ---------------------------------- -------------------------------------
         John Y. Keffer                             President              Chairman, President
         ------------------------------ ---------------------------------- -------------------------------------
         David I. Goldstein                         Secretary              Vice President and Secretary
         ------------------------------ ---------------------------------- -------------------------------------
         Sara M. Morris                             Treasurer              Vice President and Treasurer
         ------------------------------ ---------------------------------- -------------------------------------


(c)      Not Applicable.

Item 28.  Location of Accounts and Records

         The majority of accounts, books and other documents required to be maintained by 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Financial Services, Inc. at Two Portland Square, Portland, Maine 04101, at Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101 and Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of Registrant's custodian. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of Registrant's investment advisers as indicated in the various prospectuses constituting Part A of this Registration Statement.

         Additional records are maintained at the offices of Norwest Bank Minnesota, N.A., 733 Marquette Avenue, Minneapolis, MN 55479-0040, Registrant's custodian and transfer agent and at the offices of Norwest Investment Management, Inc., Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, MN 55479, Registrant's investment adviser.

Item 29.  Management Services

         Not Applicable.

Item 30.  Undertakings

         Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this post-effective amendment number 58 to Registrant's registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Portland, State of Maine on September 14, 1999.

                                                         Norwest Advantage Funds



                                                            By:/s/John Y. Keffer
                                                                  John Y. Keffer
                                                                  President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on September 14, 1999.

(a)      Principal Executive Officer

         /s/  John Y. Keffer
              John Y. Keffer
              Chairman and President

(b)      Principal Financial Officer

         /s/  Sara M. Morris
              Sara M. Morris
              Treasurer

(c)      A majority of the Trustees

         /s/  John Y. Keffer
              John Y. Keffer
              Chairman

              Robert C. Brown, Trustee
              Donald H. Burkhardt, Trustee
              James C. Harris, Trustee
              Richard M. Leach, Trustee
              Donald C. Willeke, Trustee
              Timothy J. Penny, Trustee
              John C. McCune, Trustee

         By: /s/John Y. Keffer
              John Y. Keffer
              Attorney in Fact*

         * Pursuant to powers of attorney filed as Other Exhibits A, B, C, D, E, and F to this Registration Statement.

                                   SIGNATURES

On behalf of Core Trust (Delaware), being duly authorized, I have duly caused this amendment to the Registration Statement of Norwest Advantage Funds to be signed in the City of Portland, State of Maine on September 14, 1999.

                                                           Core Trust (Delaware)


                                                           By:/s/ John Y. Keffer
                                                                  John Y. Keffer
                                                                  President

                                Index To Exhibits



Exhibit

(d)(1) Form of Investment Advisory Agreement between Registrant and Norwest Investment Management, Inc. relating to Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Treasury Plus Fund, Municipal Money Market Fund - Institutional Shares, Municipal Money Market Fund - Investor Shares, Intermediate Government Income Fund, Diversified Bond Fund, Stable Income Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Limited Term Government Income Fund, Tax-Free Income
     Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Income Equity Fund, Index Fund, ValuGrowth SM Stock Fund, Diversified Equity Fund, Growth
     Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, International Fund, Performa Strategic Value Bond Fund, Performa Disciplined Growth Fund, Performa Small Cap Value Fund and Performa Global Growth Fund dated as of June 1, 1997, as amended December 1, 1998.

(d) (5) Form of Investment Subadvisory Agreement between Registrant and Smith Asset Management, LP relating to Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund, Performa Disciplined Growth Fund and Performa Small Cap Value Fund dated as of October 1, 1997, as amended March 25, 1999.

(e) Form of Distribution Services Agreement between Registrant and Forum Financial Services, Inc. relating to each series of Registrant dated as of October 1, 1995, as amended April 26, 1999.

(h)(1) Form of Management Agreement between Registrant and Forum Financial Services, Inc. relating to each series of Registrant dated as August 1, 1997, as amended June 1, 1999.

(h)(4) Form of Administration Agreement between Registrant and Forum Administrative Services, LLC relating to Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Treasury Plus Fund, Municipal Money Market Fund - Institutional Shares, Municipal Money Market Fund - Investor Shares, Intermediate Government Income Fund, Diversified Bond Fund, Stable Income Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Limited Term Government Income Fund, Tax-Free Income
     Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Income Equity Fund, Index Fund, ValuGrowthSM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, International Fund, Performa Strategic Value Bond Fund, Disciplined Growth Fund, Performa Small Cap Value Fund, Performa Global Growth Fund, Norwest WealthBuilder II Growth Portfolio, Norwest WealthBuilder II Growth and Income Portfolio and Norwest WealthBuilder II Growth Balanced Portfolio dated as of October 1, 1996, as amended June 1, 1999.

(h)(5)   Shareholder Servicing Agreement dated as of September 25, 1998.

(h)(6)   Shareholder Servicing Plan.

(i)(1)   Opinion of Seward & Kissel.

(l)      Investment   Representation  letter  of  John  Y.  Keffer  as  original purchaser of shares of stock of Registrant.

(m)(1) Rule 12b-1 Plan adopted by Registrant relating to Exchange Shares of Ready Cash Investment Fund, Investor B Shares of Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Growth Balanced Fund, Income Equity Fund, ValuGrowthSM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund and International Fund and Investor C Shares of Norwest WealthBuilder II Growth Balanced Fund, Norwest WealthBuilder II Growth and Income Fund and Norwest WealthBuilder II Growth Fund dated as of August 1, 1993, as amended April 26, 1999.

(m)(3) Rule 12b-1 Plan adopted by Registrant relating to A Shares of Large Company Growth Fund, Growth Balanced Fund and Diversified Small Cap Fund dated as of October 5, 1998.